As filed with the Securities and Exchange Commission on November 19,1997
 _                                            File Nos. 2-84012;811-3752

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                            __________________
                                FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          ___

     Pre-Effective Amendment No.                                 ___

     Post-Effective Amendment No. 41                              X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 43                                             X


                           ____________________
                            THE MANAGERS FUNDS
            (Exact name of Registrant as Specified in Charter)

     40 Richards Avenue, Norwalk, Connecticut               06854
     (Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code:    (203) 857-5321

                                             copy to:

                                             Joel H. Goldberg, Esq.
     Donald S. Rumery                        Shereef, Friedman, Hoffman
     The Managers Funds, L.P.                   & Goodman, LLP
     40 Richards Avenue                      919 Third Avenue
     Norwalk, Connecticut  06854             New York, New York  10022

            (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)
__ immediately upon filing pursuant to paragraph (b)
__ on (date) pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on April 1, 1997 pursuant to paragraph (a)(1)
X  75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of its shares of beneficial interest. The Registrant filed a notice under such Rule for its Money Market Fund series for that series' fiscal year ended November 30, 1996 on January 24, 1997, and for its other nine series for their fiscal year ended December 31, 1996 on May 1, 1997.

                            THE MANAGERS FUNDS
                     POST-EFFECTIVE AMENDMENT NO. 41
                          CROSS REFERENCE SHEET
                       (as required by Rule 481(a))

Form N-1A Item                          Location

Part A - Prospectus

Item 1.   Cover Page                    Cover Page

Item 2.   Synopsis                      Illustrative Expense
                                        Information; Summary

Item 3.   Condensed Financial           Illustrative Expense
          Information                   Information; Financial
                                        Highlights

Item 4.   General Description of        Summary; Investment
          Registrant                    Objectives, Policies and
                                        Restrictions; (Equity Funds;
Income Funds); Investment
                                        Objectives and Policies (Money
                                        Market Fund); Certain Investment
                                        Techniques and Associated Risks;
                                        Additional Investment
                                        Information and Risk Factors
                                        (Money Market Fund); Risk
Factors and Special
Considerations; Investment
                                        Restrictions; Portfolio
                                        Turnover

Item 5.   Management of the             Management of the Funds (Equity
          Fund                          Funds and Income Funds);
Management of the Fund and
                                        Portfolio (Money Market Fund);
                                        Portfolio Transactions and
                                        Brokerage; Special Information
                                        Concerning Hub and Spoke (Money
                                        Market Fund)

Item 5A.  Management's Discussion       Not Applicable
          of Fund Performance

Item 6.   Capital Stock and                  Purchase and Redemption of
Fund
          Other Securities              Shares; Description of Shares,
                                        Voting Rights and Liabilities;
                                        Tax Information

Item 7.   Purchase of Securities        Purchase and Redemption of Fund
          Being Offered                 Shares

Item 8.   Redemption or Repurchase      Purchase and Redemption of Fund
                                        Shares

Item 9.   Pending Legal Proceedings     Description of Shares, Voting
                                        Rights and Liabilities

Form N-1A Item                          Location

Part B - Statement of Additional Information

Item 10.  Cover Page                    Cover Page

Item 11.  Table of Contents             Table of Contents

Item 12.  General Information and       Other Information
          History

Item 13.  Investment Objectives         Investment Restrictions;
          and Policies                  Investment Objectives and
                                        Policies; Portfolio Turnover;
                                        Other Information

Item 14.  Management of the Fund        Trustees and Officers

Item 15.  Control Persons and           Trustees and Officers; Control
          Principal Holders of          Persons and Principal Holders
          Securities                    of Securities

Item 16.  Investment Advisory           Management of the Funds; Fund
          and Other Services                 Management Agreement; Asset
                                        Manager Profiles; Investment
                                        Advisor

Item 17.  Brokerage Allocation          Portfolio Securities
and Other Practices                     Transactions

Item 18.  Capital Stock and Other       Control Persons and Principal
          Securities                    Holders of Securities

Item 19.  Purchase, Redemption and      Net Asset Value
          Pricing of Securities Being
          Offered

Item 20.  Tax Status                    Tax Information

Item 21.  Underwriters                  Administrative Services;
                                        Distribution Agreements;
                                        Portfolio Administrator and
                                        Distributor (Money Market Fund)

Item 22.  Calculation of Performance    Performance Information;
          Data                          Performance Data

Item 23.  Financial Statements          Financial Statements
Part C - Other Information

     Information required to be included in Part C of the registration statement is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment.







The Managers Funds


INCOME EQUITY FUND
CAPITAL APPRECIATION FUND
SPECIAL EQUITY FUND
INTERNATIONAL EQUITY FUND
EMERGING MARKETS EQUITY FUND
------------------------
PROSPECTUS
DATED DECEMBER 29, 1997
------------------------


WHERE LEADING MONEY MANAGERS CONVERGE

                               THE MANAGERS FUNDS
                                   PROSPECTUS
                             DATED DECEMBER 29, 1997
                                  EQUITY FUNDS

     The Managers Funds (the "Trust") is a no-load, open-end, management investment company with eleven different series (each, a "Fund" and collectively, the "Funds"). Each Fund has distinct investment objectives and strategies. The Funds' investment portfolios are managed by asset managers selected, subject to the review and approval of the Trustees of the Trust, by The Managers Funds, L.P. (the "Manager"). The Manager is also responsible for administering the Trust and the Funds. This Prospectus describes the following Funds (the "Equity Funds"):


     MANAGERS INCOME EQUITY FUND--(the "Income Equity Fund") seeks a high level of current income by investing primarily in income producing equity securities.

     MANAGERS CAPITAL APPRECIATION FUND--(the "Capital Appreciation Fund") seeks long-term capital appreciation as its primary objective and income as its secondary objective.

     MANAGERS SPECIAL EQUITY FUND--(the "Special Equity Fund") seeks capital appreciation by investing primarily in the securities of small to medium capitalization companies expected to have superior earnings growth potential.

     MANAGERS INTERNATIONAL EQUITY FUND--(the "International Equity Fund") seeks long-term capital appreciation as its primary objective and income as its secondary objective by investing primarily in non-U.S. equity securities.

     MANAGERS EMERGING MARKETS EQUITY FUND--(the "Emerging Markets Equity Fund") seeks long-term capital appreciation by investing primarily in companies in countries considered to be emerging or developing by the World Bank or the United Nations.


     This Prospectus sets forth concisely the information concerning the Trust and the Equity Funds that a prospective investor ought to know before investing. It should be retained for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI"), dated December 29, 1997, which contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. A copy of the SAI may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, Connecticut 06854, (800) 835-3879 or (203) 857-5321.


     SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES OF THE TRUST ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
Illustrative Expense Information .......................................    3
Summary ................................................................    4
Financial Highlights ...................................................    5
Investment Objectives, Policies and Restrictions .......................   10
Certain Investment Techniques and Associated Risks .....................   13
Portfolio Turnover .....................................................   18
Purchase and Redemption of Fund Shares .................................   18
Management of the Funds ................................................   26
Portfolio Transactions and Brokerage ...................................   30
Performance Information ................................................   31
Description of Shares, Voting Rights and Liabilities ...................   32
Tax Information ........................................................   33
Shareholder Reports ....................................................   34

                        ILLUSTRATIVE EXPENSE INFORMATION

     The following tables provide the investor with information concerning annual operating expenses of the Equity Funds. The Funds impose no sales load on purchases of shares or on reinvested dividends and distributions, nor any deferred sales load upon redemption. There are no redemption fees, exchange fees or Rule 12b-1 fees.

     EQUITY FUNDS' ANNUAL OPERATING EXPENSES: (based on average daily net assets during fiscal 1996)


                                                                       TOTAL
                                            MANAGEMENT     OTHER     OPERATING
                   FUND                         FEE      EXPENSES*   EXPENSES
                   ----                     ----------   ---------   ---------
Income Equity Fund** .....................       0.75%       0.70%       1.45%
Capital Appreciation Fund** ..............       0.80%       0.51%       1.31%
Special Equity Fund ......................       0.90%       0.53%       1.43%
International Equity Fund ................       0.90%       0.61%       1.51%
Emerging Markets Equity Fund (after
   expense waiver)*** ....................       0.00%       0.79%       0.79%
--------------------

 *Other Expenses  reflect the expenses  actually  incurred  by each Fund during the year ended December 31, 1996, restated for a new transfer agent fee arrangement in effect beginning October 1, 1997. See "Management of the Funds--Administration and Shareholder Servicing; Distributor; Transfer Agent."

 **A portion of the brokerage commissions that each of these Funds pays is used to reduce Fund expenses. These reductions had a de minimis impact on the expenses of Managers Income Equity Fund, however, in the case of Managers Capital Appreciation Fund, in the absense of such expense reductions, Other Expenses would have been 0.56% and Total Operating Expenses would have been 1.36%.

***Other Expenses are estimated based on estimated average net assets for the current fiscal year ending December 31, 1998 of $50,000,000. The Management Fee reflects a voluntary fee waiver by the Manager which is in effect until March 31, 1998. In the absence of such a waiver, the maximum total Management Fee and Total Operating Expenses payable by the Emerging Markets Equity Fund would be 1.15% and 1.94%, respectively.


EXAMPLES

     An investor would pay the following expenses on a $1,000 investment in the respective Equity Funds over various time periods assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, and (3) continuation of any currently applicable waivers of management fees. As noted above, the Funds do not charge any redemption fees or deferred sales loads of any kind.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                   FUND                       1 YEAR  3 YEARS  5 YEARS 10 YEARS
                   ----                       ------  -------  ------- --------
Income Equity Fund .........................    $15     $46      $79     $174
Capital Appreciation Fund ..................     13      42       72      158
Special Equity Fund ........................     15      45       78      171
International Equity Fund ..................     15      48       82      180
Emerging Markets Equity Fund*...............      8      25       --      ---
-------------
* Reflects a voluntary fee waiver by the Manager which is in effect until March 31, 1998. In the absence of such a waiver, the 1 Year and 3 Years expenses would be $16 and $57, respectively.

     The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear.

                                     SUMMARY

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS


         The Trust is a no-load, open-end, management investment company organized as a Massachusetts business trust, composed of the following eleven separate series:

     Managers Income Equity Fund       Managers Short and Intermediate Bond Fund
 Managers Capital Appreciation Fund       Managers Intermediate Mortgage Fund
    Managers Special Equity Fund                  Managers Bond Fund
 Managers International Equity Fund            Managers Global Bond Fund
Managers Emerging Markets Equity Fund         Managers Money Market Fund
   Managers Short Government Fund

     This Prospectus relates to the Equity Funds. For more complete information about the other Funds (the "Income Funds" and the Money Market Fund) call (800) 835-3879 or (203) 857-5321. Read the prospectus carefully before you invest.


     Each of the Funds has distinct investment objectives and strategies. There is, of course, no assurance that a Fund will achieve its investment objectives.

                                   MANAGEMENT

     The Trust is governed by the Trustees, who provide broad supervision over the affairs of the Trust and the Funds. The Manager provides investment management and administrative services for the Trust and the Funds. The assets of each Fund are managed by one or more asset managers (each, an "Asset Manager" and collectively, the "Asset Managers") selected, subject to the review and approval of the Trustees, by the Manager. The assets of each Fund are allocated by the Manager among the Asset Managers selected for that Fund. Each Asset Manager has discretion, subject to oversight by the Manager and the Trustees, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and the specific investment strategies developed by the Manager. For its services, the Manager receives a management fee from each Fund. A portion of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Asset Managers. See "Management of the Funds" for more detailed information.

                                  SPECIAL RISKS

     There are certain risks associated with the investment policies of each of the Equity Funds. For instance, to the extent that a Fund invests in the securities of small to medium sized (by market capitalization) companies, or financial instruments related to such securities, the

Fund may be exposed to a higher degree of risk and price volatility because such investments may lack sufficient liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. To the extent that a Fund invests in securities of non-U.S. issuers or securities denominated or quoted in foreign currencies, the Fund may face risks that are different from those associated with investment in domestic U.S. dollar denominated or quoted securities, including the effects of changes in currency exchange rates, political and economic developments, the possible imposition of exchange controls, governmental confiscation or restrictions, less availability of data on companies and a less well developed securities industry as well as less regulation of stock exchanges, brokers and issuers. Investments in securities of issuers in emerging market countries may involve a heightened degree of risk and many may be considered speculative. In general, the value of fixed-income securities will rise when interest rates fall, and fall when interest rates rise, affecting the net asset value of a Fund. For more details on the risks associated with certain investment techniques see "Certain Investment Techniques and Associated Risks." Certain Funds experience high annual portfolio turnover which may involve correspondingly greater brokerage commissions and other transaction costs, and certain adverse tax consequences to shareholders. See "Portfolio Turnover."


                        PURCHASE AND REDEMPTION OF SHARES

     The minimum initial investment in the Trust is $2,000 per Fund ($500 for IRAs). For information on eligible investors, arrangements for lower minimum investments and how to purchase and redeem shares of the Fund, see "Purchase and Redemption of Fund Shares."

                              FINANCIAL HIGHLIGHTS


     The following tables present financial highlights for each Equity Fund, except Managers Emerging Markets Equity Fund, for the last eleven fiscal periods, or since inception, if applicable, through June 30, 1997. Financial Highlights for Emerging Markets Equity is not presented as it had not commenced operations as of the date of this Prospectus. The information has been derived from the financial statements of the Trust which have been audited by independent public accountants Coopers & Lybrand L.L.P. for the years ended December 31, 1993 through December 31, 1996, and by other accountants for the periods prior to 1993, and should be read in conjunction with such financial statements. The information for each Equity Fund for the six months ended June 30, 1997 is unaudited. See "Financial Statements" in the SAI.

FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)


--------------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
--------------------------------------------------------------------------------


                                            SIX MONTHS
                                               ENDED                          YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1997   ---------------------------------------------------------------
                                            (UNAUDITED)      1996      1995      1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $30.49       $28.43    $24.90    $27.89     $27.38     $28.62      $24.06
                                               ------       ------    ------    ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c)                     0.39         0.76      0.87      0.80       0.81       0.99        1.11
   Net realized and unrealized gain (loss)
     on investments                              4.17         3.97      7.47     (0.50)      2.54       1.72        5.82
                                               ------       ------    ------    ------     ------     ------      ------
      Total from investment operations           4.56         4.73      8.34      0.30       3.35       2.71        6.93
                                               ------       ------    ------    ------     ------     ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From investment income                       (0.40)       (0.76)    (0.86)    (0.83)     (0.76)     (0.98)      (1.20)
   From net realized gain on investments           --        (1.91)    (3.95)    (2.46)     (2.08)     (2.97)      (1.17)
                                               ------       ------    ------    ------     ------     ------      ------
      Total distributions to shareholders       (0.40)       (2.67)    (4.81)    (3.29)     (2.84)     (3.95)      (2.37)
                                               ------       ------    ------    ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                 $34.65       $30.49    $28.43    $24.90     $27.89     $27.38      $28.62
                                               ======       ======    ======    ======     ======     ======      ======
--------------------------------------------------------------------------------------------------------------------------
Total Return (d)                                15.06%       17.08%    34.36%     0.99%     12.40%      9.80%      29.33%
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(c)       1.35%(b)(e)  1.44%(b)  1.45%     1.33%      1.32%      1.20%       1.16%
Ratio of net investment income to average
   net assets(c)                                 2.46%(e)     2.63%     2.85%     3.06%      2.75%      3.52%       4.00%
Portfolio turnover                                 21%(f)       33%       36%       46%        41%        41%         64%
Average commission rate(a)                      $0.06        $0.06        --        --         --         --          --
Net assets at end of period (000's omitted)   $62,874      $53,063   $37,807   $48,875    $40,965    $49,648     $70,077
==========================================================================================================================



                                                                               SEVEN MONTHS
                                                                                  ENDED
                                                 YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                           -------------------------------------------------
                                               1990        1989        1988         1987
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $30.23      $28.17      $23.59       $30.82
                                              ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c)                    1.48        1.68        1.45         0.82
   Net realized and unrealized gain (loss)
     on investments                            (5.30)       4.77        4.84        (5.16)
                                              ------      ------      ------       ------
      Total from investment operations         (3.82)       6.45        6.29        (4.34)
                                              ------      ------      ------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From investment income                      (1.45)      (1.66)      (1.43)       (0.87)
   From net realized gain on investments       (0.90)      (2.73)      (0.28)       (2.02)
                                              ------      ------      ------       ------
      Total distributions to shareholders      (2.35)      (4.39)      (1.71)       (2.89)
                                              ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                $24.06      $30.23      $28.17       $23.59
                                              ======      ======      ======       ======
-------------------------------------------------------------------------------------------
Total Return (d)                              (13.04)%     22.24%      26.10%       15.85%
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(c)      0.80%       0.15%      0.17%         0.14%(e)
Ratio of net investment income to average
   net assets(c)                                5.40%       5.34%       5.47%        4.89%(e)
Portfolio turnover                                57%         23%         26%          35%(e)
Average commission rate(a)                        --          --          --           --
Net assets at end of period (000's omitted)  $80,297    $116,103    $108,149     $108,581
===========================================================================================




MANAGERS CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                            SIX MONTHS
                                               ENDED                          YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1997   ----------------------------------------------------------------
                                            (UNAUDITED)      1996      1995      1994       1993       1992       1991
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $26.34       $27.14    $23.25    $25.17     $24.67     $23.46      $19.99
                                               ------       ------    ------    ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(c)                     (0.02)        0.09      0.09      0.12       0.19       0.08        0.25
   Net realized and unrealized gain (loss)
     on investments                              1.35         3.66      7.62     (0.49)      3.80       2.39        6.10
                                               ------       ------    ------    ------     ------     ------      ------
      Total from investment operations           1.33         3.75      7.71     (0.37)      3.99       2.47        6.35
                                               ------       ------    ------    ------     ------     ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                      --        (0.10)    (0.08)    (0.12)     (0.19)     (0.07)      (0.27)
   From net realized gain on investments           --        (4.45)    (3.74)    (1.39)     (3.30)     (1.19)      (2.61)
   In excess of net realized gain
     on investments                                --           --        --     (0.04)        --         --          --
                                               ------       ------    ------    ------     ------     ------      ------
      Total distributions to shareholders          --        (4.55)    (3.82)    (1.55)     (3.49)     (1.26)      (2.88)
                                               ------       ------    ------    ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                 $27.67       $26.34    $27.14    $23.25     $25.17     $24.67      $23.46
                                               ======       ======    ======    ======     ======     ======      ======
---------------------------------------------------------------------------------------------------------------------------
Total Return(d)                                  5.09%       13.73%    33.39%    (1.50)%    16.38%     10.50%      31.97%
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(c)       1.26%(b)(e)  1.33%(b)  1.36%     1.29%      1.18%      1.05%       1.31%
Ratio of net investment income to average
   net assets(c)                                (0.13)%(e)    0.34%     0.31%     0.53%      0.74%      0.33%       1.07%
Portfolio turnover                                134%(f)      172%      134%      122%       131%       175%        259%
Average commission rate(a)                      $0.06        $0.06        --        --         --         --          --
Net assets at end of period (000's omitted)   $98,939     $101,282   $83,353   $86,042    $69,358    $56,196     $53,246
===========================================================================================================================



                                                                                SEVEN MONTHS
                                                                                   ENDED
                                                  YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                           --------------------------------------------------
                                                1990        1989        1988         1987
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $21.84      $20.10      $17.38       $30.89
                                               ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(c)                      0.60        0.91        0.75         0.45
   Net realized and unrealized gain (loss)
     on investments                             (0.98)       3.47        2.72        (2.37)
                                               ------      ------      ------       ------
      Total from investment operations          (0.38)       4.38        3.47        (1.92)
                                               ------      ------      ------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (0.61)      (0.91)      (0.75)       (0.47)
   From net realized gain on investments        (0.86)      (1.73)         --       (11.12)
   In excess of net realized gain
     on investments                                --          --          --           --
                                               ------      ------      ------       ------
      Total distributions to shareholders       (1.47)      (2.64)      (0.75)      (11.59)
                                               ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                 $19.99      $21.84      $20.10       $17.38
                                               ======      ======      ======       ======
--------------------------------------------------------------------------------------------
Total Return(d)                                 (1.98)%     21.05%      19.23%       (9.41)%
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(c)      1.09%        0.38%      0.33%         0.24%(e)
Ratio of net investment income to average
   net assets(c)                                 2.80%       4.04%       3.90%        3.22%(e)
Portfolio turnover                                124%        120%         95%         190%(e)
Average commission rate(a)                         --          --          --           --
Net assets at end of period (000's omitted)   $45,801     $52,724     $60,551      $74,245
============================================================================================

(a) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(b) The Funds have entered into arrangements with one or more third-party broker-dealers who have paid a portion of each of the Fund's respective expenses. Absent these expense reductions, the ratio of expenses to average net assets for the six months ended June 30, 1997 and the year ended December 31, 1996 would have been 1.36% and 1.44%, respectively, for
    Managers Income Equity Fund and 1.33% and 1.38%, respectively, for Managers Capital Appreciation Fund. Such payments were used to reduce the custodian expense for Managers Income Equity Fund, and the custodian and transfer agent expenses for Managers Capital Appreciation Fund.
(c) Does not reflect investment advisory and management fees paid by shareholders directly to the Manager prior to May 1990.
(d) For periods less than one year, returns are not annualized.
(e) Annualized.



                                      6-7

FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)
--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
--------------------------------------------------------------------------------


                                            SIX MONTHS
                                               ENDED                             YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1997   -----------------------------------------------------------------
                                            (UNAUDITED)      1996     1995(b)    1994       1993       1992       1991
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $50.95       $43.34    $36.79    $38.90     $36.14     $34.49      $24.46
                                               ------       ------    ------    ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(c)               0.02        (0.00)    (0.07)    (0.01)      0.02       0.05        0.22
   Net realized and unrealized gain (loss)
     on investments                              5.04        10.68     12.28     (0.76)      6.12       5.35       11.78
                                               ------       ------    ------    ------     ------     ------      ------
      Total from investment operations           5.06        10.68     12.21     (0.77)      6.14       5.40       12.00
                                               ------       ------    ------    ------     ------     ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                      --           --        --        --      (0.01)     (0.05)      (0.23)
   From net realized gain on investments           --        (3.07)    (5.66)    (1.34)     (3.37)     (3.70)      (1.74)
                                               ------       ------    ------    ------     ------     ------      ------
      Total distributions to shareholders          --        (3.07)    (5.66)    (1.34)     (3.38)     (3.75)      (1.97)
                                               ------       ------    ------    ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                 $56.01       $50.95    $43.34    $36.79     $38.90     $36.14      $34.49
                                               ======       ======    ======    ======     ======     ======      ======
----------------------------------------------------------------------------------------------------------------------------
Total Return(d)                                  9.93%       24.75%    33.94%    (1.99)%    17.05%     15.64%      49.26%
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(c)       1.35%(f)(e)  1.43%     1.44%     1.37%      1.26%      1.29%       1.30%
Ratio of net investment income (loss) to
   average net assets(c)                         0.12%(e)    (0.10)%   (0.16)%   (0.06)%    0.07%      0.14%       0.73%
Portfolio turnover                                 24%(g)       56%       65%       66%       45%        54%         70%
Average commission rate(a)                      $0.05        $0.05        --        --         --         --          --
Net assets at end of period (000's omitted)  $492,885     $271,433  $118,362  $111,584    $99,032    $53,641     $40,616
============================================================================================================================



                                                                                 SEVEN MONTHS
                                                                                    ENDED
                                                  YEAR ENDED DECEMBER 31,        DECEMBER 31,
                                           ---------------------------------------------------
                                                 1990        1989        1988         1987
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $32.45      $27.04      $22.97       $29.11
                                                ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(c)                0.33        0.54        0.51         0.25
   Net realized and unrealized gain (loss)
     on investments                              (5.44)       8.57        5.43        (3.67)
                                                ------      ------      ------       ------
      Total from investment operations           (5.11)       9.11        5.94        (3.42)
                                                ------      ------      ------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                    (0.36)      (0.64)      (0.40)       (0.25)
   From net realized gain on investments         (2.52)      (3.06)      (1.47)       (2.47)
                                                ------      ------      ------       ------
      Total distributions to shareholders        (2.88)      (3.70)      (1.87)       (2.72)
                                                ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                  $24.46      $32.45      $27.04       $22.97
                                                ======      ======      ======       ======
---------------------------------------------------------------------------------------------
Total Return(d)                                 (16.05)%     32.76%      25.26%      (12.03)%
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(c)        1.19%       0.40%       0.60%        0.41%(e)
Ratio of net investment income (loss) to
   average net assets(c)                          1.22%       1.65%       1.20%        1.54%(e)
Portfolio turnover                                  67%         48%         62%          38%(e)
Average commission rate(a)                          --          --          --           --
Net assets at end of period (000's omitted)    $24,429     $37,316     $28,824      $21,769
=============================================================================================



MANAGERS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1997   -----------------------------------------------------------------
                                            (UNAUDITED)      1996     1995(b)    1994       1993       1992       1991
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $43.69       $39.97    $36.35    $35.92     $26.52     $25.66      $22.09
                                               ------       ------    ------    ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(c)               0.37         0.32      0.31      0.16       0.22       0.23        0.36
   Net realized and unrealized gain (loss)
     on investments                              5.22         4.76      5.59      0.56       9.88       0.85        3.64
                                               ------       ------    ------    ------     ------     ------      ------
      Total from investment operations           5.59         5.08      5.90      0.72      10.10       1.08        4.00
                                               ------       ------    ------    ------     ------     ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                      --        (0.33)    (0.13)    (0.08)     (0.29)     (0.22)      (0.36)
   In excess of net investment income              --           --        --        --      (0.11)        --          --
   From net realized gain on investments           --        (1.03)    (2.15)       --      (0.30)        --       (0.07)
   In excess of net realized gain
      on investments                               --           --        --     (0.21)        --         --          --
                                               ------       ------    ------    ------     ------     ------      ------
      Total distributions to shareholders          --        (1.36)    (2.28)    (0.29)     (0.70)     (0.22)      (0.43)
                                               ------       ------    ------    ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                 $49.28       $43.69    $39.97    $36.35     $35.92     $26.52      $25.66
                                               ======       ======    ======    ======     ======     ======      ======
----------------------------------------------------------------------------------------------------------------------------
Total Return(d)                                 12.79%       12.77%    16.24%     2.00%     38.20%      4.25%      18.14%
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(c)       1.47%(f)(e)  1.53%     1.58%     1.49%      1.47%      1.45%       1.69%
Ratio of net investment income to
   average net assets(c)                         1.75%(e)     0.97%     0.80%     0.60%      0.78%      0.97%       1.50%
Portfolio turnover                                 20%(g)       30%       73%       22%        46%        51%        158%
Average commission rate(a)                      $0.04        $0.03        --        --         --         --          --
Net assets at end of period (000's omitted)  $348,164     $269,568  $140,488   $86,924    $62,273    $23,129     $14,222
============================================================================================================================



                                                                                SEVEN MONTHS
                                                                                   ENDED
                                                  YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                           ---------------------------------------------------
                                                1990        1989        1988         1987
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $26.12      $23.80      $21.74       $35.32
                                               ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(c)               0.34       (0.16)       0.02         0.03
   Net realized and unrealized gain (loss)
     on investments                             (2.85)       3.77        2.12        (3.17)
                                               ------      ------      ------       ------
      Total from investment operations          (2.51)       3.61        2.14        (3.14)
                                               ------      ------      ------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (0.13)         --       (0.08)       (0.08)
   In excess of net investment income              --          --          --           --
   From net realized gain on investments        (1.39)      (1.29)         --       (10.36)
   In excess of net realized gain
      on investments                               --          --          --           --
                                               ------      ------      ------       ------
      Total distributions to shareholders       (1.52)      (1.29)      (0.08)      (10.44)
                                               ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                 $22.09      $26.12      $23.80       $21.74
                                               ======      ======      ======       ======
----------------------------------------------------------------------------------------------
Total Return(d)                                 (9.68)%     15.10%       8.89%      (11.63)%
----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(c)       2.33%       2.77%       1.68%        1.20%(e)
Ratio of net investment income to
   average net assets(c)                         1.12%      (0.73)%      0.12%        0.28%(e)
Portfolio turnover                                 78%        117%         88%         159%(e)
Average commission rate(a)                         --          --          --           --
Net assets at end of period (000's omitted)    $9,871      $8,974      $7,337       $8,265
==============================================================================================

(a) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(b) Calculated  using  the weighted average shares outstanding  during the year.
(c) Does not reflect investment advisory and management fees paid by shareholders directly to the Manager prior to May 1990.
(d) For periods less than one year, returns are not annualized.
(e) Annualized.
(f) The Funds have entered into arrangements with one or more third-party broker-dealers who have paid a portion of each Fund's respective custodian expenses. Absent these expense reductions, the ratio of expenses to average net assets for the six months ended June 30, 1997, would have been 1.36% and 1.47%, respectively, for Managers Special Equity and Managers International Equity.
(g) Not annualized.




                                      8-9

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives of a Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There is no assurance that these objectives will be achieved. Investors should refer to the prospectus section entitled "Certain Investment Techniques and Associated Risks" and to the "Other Information" section in the SAI for additional portfolio management discussions and for a description of the ratings mentioned below that are assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"). Each Fund is subject to certain investment restrictions which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities.

     The Equity Funds pursue their investment objectives primarily by investing in "equity securities," which for this purpose consist of common stock, securities convertible into common stock, such as bonds and preferred stocks, American Depositary Receipts and securities such as rights and warrants which permit the holder to purchase equity securities.


     To the extent consistent with their investment objectives and policies, the Equity Funds may also invest in fixed-income securities for current income and capital preservation. Such fixed-income securities will have a maximum remaining maturity of fifteen years. The Equity Funds will invest in fixed-income securities issued by the U.S. government and its agencies and instrumentalities, or corporate bonds or debentures that are rated not less than Aa by Moody's or AA by Standard & Poor's, or, in the case of debt securities not rated by Moody's or Standard & Poor's, of comparable quality as determined by the Asset Manager. Each of the Equity Funds may invest a portion of its cash balances in shares of unaffiliated money market mutual funds, when the Manager determines that such investments offer higher net yields (after considering all direct and indirect fees and expenses) than direct investments in cash equivalent securities. The Equity Funds may also invest in fixed-income securities for capital appreciation. Fixed-income securities may have a fixed or variable rate. Any or all of the Funds may at times for defensive purposes temporarily place all or a portion of their assets in cash, short-term commercial paper, U.S. government securities, high quality debt securities, including Eurodollar and Yankee Dollar obligations, and obligations of banks when, in the judgment of the Fund's Asset Manager, such investments are appropriate in light of economic or market conditions. See "Other Information--Cash Equivalents" in the SAI. In addition to these strategies, the International Equity Fund and Emerging Markets Equity

Fund, as a temporary  defensive  position policy, may invest in cash equivalents
of  foreign  issuers,   foreign  government  bonds  or  other  non-U.S.   dollar
denominated cash equivalents.

                           MANAGERS INCOME EQUITY FUND

     The Fund's investment objective is to seek a high level of current income from a diversified portfolio of income-producing equity securities. The Fund ordinarily invests at least 65% of its total assets in income-producing equity securities. The Fund does not intend to invest in securities of companies without proven earnings.

                       MANAGERS CAPITAL APPRECIATION FUND

     The Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek income by investing in a diversified portfolio of equity securities.

                          MANAGERS SPECIAL EQUITY FUND

     The Fund's investment objective is to seek capital appreciation by investing primarily in the equity securities of a diversified group of companies expected to have superior earnings growth potential. The Fund's investments will tend to be in the securities of companies having small to medium market capitalizations. The Fund ordinarily invests at least 65% of its total assets in such equity securities. In selecting securities for the Fund, the Asset Manager may purchase securities of companies which are in the early stages of their corporate life cycle or not yet well recognized, or in more established firms which are experiencing accelerated earnings growth.

                       MANAGERS INTERNATIONAL EQUITY FUND

     The Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek income by investing primarily in non-U.S. equity securities. The Fund ordinarily invests at least 65% of its total assets in equity securities of companies domiciled outside the United States, but up to a combined total of 35% of its total assets may be invested in equity and fixed-income securities of U.S. companies when, in the estimation of the Asset Manager, expected returns from such securities exceed those of non-U.S. equity securities. The Fund may invest in fixed-income securities denominated in foreign currencies.


     The Fund intends to diversify investments among countries and normally intends to hold securities of non-U.S. companies in at least three countries. Investments may be made in companies in emerging markets as well as developed countries. The Fund intends to invest in non-U.S. companies whose securities are traded on exchanges located in the countries in which the issuers are principally based. For a discussion of the risks associated with investing in foreign securities, see "Certain Investment Techniques and Associated Risks--Other Securities--Foreign Securities--Emerging Markets."

                      MANAGERS EMERGING MARKETS EQUITY FUND

     The Fund's investment objective is to seek long term capital appreciation by investing primarily in equity securities of companies in emerging markets. The Fund ordinarily invests at least 65% of its total assets in equity securities of companies considered to be in emerging markets, but up to a combined total of 35% of its total assets may be invested in equity and fixed income securities of companies that are not in emerging markets, including U.S. companies, when, in the estimation of an Asset Manager, expected returns from such securities exceed those of emerging market securities. The Fund may invest in fixed income securities denominated in foreign currencies. The Fund is designed for long-term investors who want exposure to the potential for rapid growth associated with emerging markets.

     The Fund intends to diversify investments among countries and normally intends to hold securities of non-U.S. companies in at least three countries. Investments may be made in companies in emerging markets as well as developed countries. THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM NOR IS THE FUND SUITABLE FOR ALL INVESTORS. For a discussion of the risks associated with investing in foreign securities, see "Certain Investment Techniques and Associated Risks-Other Securities-Foreign Securities and -Emerging Markets."

     The Manager considers an emerging market to be any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities. These countries can generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and the United States. The Fund seeks to invest in those emerging countries in which the economies are developing strongly and in which the markets are becoming more sophisticated. The Fund does not intend to invest in any emerging country where the foreign currency is not freely convertible into U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or if the Fund has received a sanctioned contractual guarantee to protect such investment against loss of the currency's external value. See "Other Information--Foreign Currency Considerations" in the SAI.

     A company in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iv) has at least 50% of its assets located in emerging markets.

     The Asset Managers of the Fund will not routinely attempt to hedge the Fund's foreign currency exposure. However, the Asset Managers may from time to time engage in foreign currency exchange transactions if, based on fundamental research, technical factors, and their experience and judgement, they believe the transactions would be in the Fund's best interest.


               CERTAIN INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

     The following are descriptions of types of securities invested in by the Equity Funds, certain investment techniques employed by the Funds and risks associated with utilizing either the securities or the investment techniques. Unless otherwise indicated, all of the Funds may invest in the indicated securities and use the indicated investment techniques.

                   GENERAL RISKS ASSOCIATED WITH EQUITY FUNDS

     The Equity Funds are subject to normal market risks. In an attempt to reduce risk of loss of principal due to changes in the value of individual stocks, each of the Equity Funds invests in a diversified portfolio of common stocks. Such diversification does not eliminate all risks and investors should expect the net asset value of their Equity Fund shares to fluctuate based on market conditions.

     The securities of small- to medium-sized (by market capitalization) companies, or financial instruments related to such securities, may have a more limited market than the securities of larger companies. Accordingly, it may be more difficult to effect sales of such securities at an advantageous time or without a substantial drop in price than securities of a company with a large market capitalization and broad trading market. In addition, securities of small- to medium-sized companies may have greater price volatility as they are generally more vulnerable to adverse market factors such as unfavorable economic reports.

                                OTHER SECURITIES

     FOREIGN  SECURITIES.  Investments in foreign  securities involve risks that differ  from  investments  in  securities  of domestic  issuers.  Such risks may include political and economic developments, the possible imposition of withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments. In addition, foreign countries may have less well developed securities markets, as well as less regulation of stock exchanges and brokers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. For additional information regarding the risks associated with foreign branch issues, see "Other Information--Obligations of Domestic and Foreign Banks" in the SAI. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of developed countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Since the Fund's investments in foreign securities involve foreign currencies, the value of its assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.


     Moreover, the settlement periods of foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.


     EMERGING MARKETS SECURITIES. The Emerging Markets Equity Fund invests, and the International Equity Fund invests to a lesser extent, in equity securities of companies in emerging markets. Such securities may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks, including currency fluctuations, of investing in securities of foreign issuers described in this Prospectus to a heightened degree. These heightened risks include (i) greater risk of expropriation, confiscatory taxation, nationalization, and social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a

Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.


     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are not readily marketable ("illiquid securities"). These securities, which may be subject to legal or contractual restrictions on their resale, may involve a greater risk of loss to those Funds that purchase them. Securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the Asset Manager determines, subject to the review of the Trustees, that such securities have a readily available market.

     REPURCHASE AGREEMENTS. In a repurchase transaction, a Fund purchases a security from a bank or a broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. No Fund may invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds the Fund's limits on investments in illiquid securities. For more information concerning repurchase agreements, see "Other Information--Repurchase Agreements" in the SAI.

     SECURITIES LENDING. Consistent with its investment objective and policies, each Fund may lend its portfolio securities in order to realize additional income. Any such loan will be continuously secured by collateral at least equal in value to the value of the securities loaned. The risk of loss on such transactions is mitigated because, if a borrower were to default, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.


     SEGREGATED  ACCOUNTS.  When a Fund has entered  into  transactions  such as reverse repurchase agreements or certain options, futures and forward transactions, the Fund will establish a segregated account with its Custodian in which it will maintain cash and/or liquid securities equal in value to its obligations in respect to such transaction.

                               HEDGING TECHNIQUES

     Unless otherwise indicated, the Funds' portfolio managers may engage in the following hedging techniques to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in market values, interest rates or currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between a hedging instrument and the underlying security, currency, index, futures contract or other investment may limit the effectiveness of a particular hedging strategy.

     A Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

     OPTIONS. Each Fund may write ("sell") covered put and covered call options covering the types of financial instruments in which the Fund may invest (including individual stocks, stock indices, futures contracts, forward foreign currency exchange contracts and when-issued securities) to provide protection against the adverse effects of anticipated changes in securities prices. A Fund may also write covered put options and covered call options as a means of enhancing its return through the receipt of premiums when the Fund's portfolio manager determines that the underlying securities, indices or futures contracts have achieved their potential for appreciation. By writing covered call options, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security, index or futures contract above the exercise price except insofar as the premium represents such a profit. The risk involved in writing covered put options is that there could be a decrease in the market value of the underlying security, index or futures contract. If this occurred, the option could be exercised and the underlying security, index or futures contract would then be sold to the Fund at a higher price than its then current market value. A Fund will write only "covered" options.

     When writing call options, a Fund will be required to own the underlying financial instrument, index or futures contract or own financial instruments or indices whose returns are closely correlated with the returns of the financial instrument, index or futures contract underlying the option. When writing put options a Fund will be required to segregate with its custodian bank cash and/or other liquid securities to meet its obligations under the put. By covering a put or call option, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objectives may be impaired.

     The Fund may also purchase put and call options to provide protection against adverse price effects from anticipated changes in prevailing securities prices. The purchase of a put option protects the value or portfolio holdings in a falling market, while the purchase of a call option protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract increased over the strike price by an amount greater than the premium paid. It would realize a loss if the price of the security, index or futures contract decreased, remained the same or did not increase over the strike price during the option period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, a Fund may treat the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. A Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the amount that the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). For more information concerning options transactions, see "Other Information--Covered Put Options--Covered Call Options," and "--Puts and Calls" in the SAI.

     FUTURES CONTRACTS. A Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against changes in prices of the financial instruments in which it may invest. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Fund's portfolio manager may be incorrect in its expectation of future prices. There is also a risk that a secondary market in the instruments that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid securities to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objectives may be impaired. See "Other Information--Equity Index Futures Contracts" and "--Interest Rate Futures Contracts" in the SAI.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund's Asset Manager may attempt to hedge the risk that a particular foreign currency may suffer a substantial decline against the U.S. dollar by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. It may also enter into such contracts to protect against losses resulting from changes in foreign currency exchange rates between trade and settlement date. Such contracts will have the effect of limiting any gains to the Fund resulting from changes in such rates. Losses may also arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract. See "Other Information--Forward Foreign Currency Exchange Contracts" in the SAI.

                               PORTFOLIO TURNOVER

     In carrying out the investment policies described in this Prospectus, each Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when an Asset Manager deems it appropriate to purchase or sell securities for a Fund. High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in Equity Securities and other transaction costs which are borne directly by a Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which, when distributed to shareholders, are treated for federal income tax purposes as ordinary income. See "Portfolio Transactions and Brokerage" and "Tax Information." For the Equity Funds' portfolio turnover rates, see "Financial Highlights."

                     PURCHASE AND REDEMPTION OF FUND SHARES
                           HOW TO PURCHASE FUND SHARES

     Initial purchases of shares of the Funds may be made in a minimum amount of $2,000 per Fund ($500 for IRAs). Arrangements can also be made to open accounts with a $500 or $250 initial investment and an agreement to invest at least $50 or $100, respectively, per month until the minimum is attained. Call
(800)835-3879 for more information on these arrangements. There is no minimum for additional investments, except for telephone Automated Clearing House ("ACH") purchases.

     Investors may purchase shares of the Trust through their financial planner or other investment professional who is (or who is associated with) an investment adviser registered with the Securities and Exchange Commission (a "Registered Investment Adviser") or directly from the Trust as indicated below. Shares may also be purchased by bank trust departments on behalf of their clients, other institutional investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans.

     The following shows the various methods for purchasing the Trust's shares. For more complete instructions, see the account application.

                              INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
                              ------------------        ----------------------
Minimums:
Regular accounts              $2,000 (or lower, as      No minimum
                              described above)

IRAs, IRA rollovers,
SEP and SIMPLE IRAs           $500                      No minimum

      METHOD
   ------------

Through your                  Contact                   Send additional funds
investment professional       your investment advi-     to your investment pro-
                              sor, bank or other        fessional at the address
                              investment professional   appearing on your
                                                        account statement

Direct by mail                Send your account         Send letter of instruc-
                              application and check     tion
                              (payable to The           and check (payable to
                              Managers Funds) to the    The Managers Funds)
                              address indicated on      to
                              the application           The Managers Funds
                                                        c/o Boston Financial
                                                          Data Service, Inc.
                                                        P.O. Box 8517
                                                        Boston, MA 02266-8517
                                                        Please include your
                                                        account # on your check


Direct Federal Funds or       Call (800) 358-7668 to    Call the Transfer Agent
Bank Wire                     notify the Transfer       at (800) 358-7668 prior
                              Agent, and instruct       to wiring additional
                              your bank to wire U.S.    funds
                              funds to:
                              ABA #011000028
                              State Street Bank &
                                Trust Company
                              Boston, MA 02101
                              BFN--The Managers
                                Funds
                              AC 9905-001-5
                              FBO--Shareholder Name

By telephone                  Only for established      Call the Transfer Agent
                              accounts with ACH priv-   at (800) 252-0682
                              ileges. Call (800) 252-   Minimum investment
                              0682 with instructions    $100
                              for the Transfer Agent

     The employees and their families of The Managers Funds, L.P. and selected dealers and their authorized representatives who are engaged in the sale of Fund shares, may purchase shares of the Fund without regard to a minimum initial investment.

     Certain states may require Registered Investment Advisers that purchase Fund shares for customers in those states to register as broker-dealers. From time to time the Trust's distributor may supply materials to Registered Investment Advisers to assist them in formulating an investment program using the Trust for their clients. Such materials are designed to be used and evaluated by investment professionals, do not contain investment advice and are not available for distribution to the general public.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with providing this service. Shares purchased in this fashion may be treated as a single account for purposes of the minimum initial investment. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization and the Trust's transfer agent. Certain processing organizations may receive compensation from the Trust's Manager, Administrator and/or an Asset Manager.

     Trust shares are offered and orders accepted on each Business Day (a day on which the New York Stock Exchange ("NYSE") is open for trading). The Trust may limit or suspend the offering of shares of any or all of the Funds at any time and may refuse, in whole or in part, any order for the purchase of shares.


     Purchase orders received by the Trust, c/o Boston Financial Data Services at the address listed on the back cover of this prospectus, prior to 4:00 p.m., New York time, on any Business Day will receive the offering price computed that day. Orders received prior to 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Manager will receive that day's offering price. HOWEVER, THE TIME UNTIL WHICH ORDERS ARE ACCEPTED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF THE NYSE CLOSES AT A TIME OTHER THAN 4:00 P.M. New York time. The broker-dealer, omnibus processor or investment professional, is responsible for promptly transmitting orders to the Trust. The Trust cannot accept orders transmitted to it at the address indicated on the cover page of this prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt the next Business Day.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received by 3:00 p.m. the following Business Day, except for certain processing organizations which have entered into special arrangements with the Trust.

     Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to a Fund or State Street Bank and Trust Company will be accepted. To ensure that checks are collected by the Trust, redemptions of shares purchased by check, or exchanges from such shares, are not effected until 15 days after the date of purchase, unless arrangements are made with the Administrator.

     If the check  accompanying  any purchase order does not clear,  or if there are insufficient funds in your bank account to enable an ACH, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, each Fund can redeem shares from any identically registered account in such Fund or any other Fund in the Trust as reimbursement for any loss incurred. The Trust may prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

     SHARE PRICE AND VALUATION OF SHARES. The net asset value of shares of each Fund is computed each Business Day, at the close of trading on the NYSE, and is the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities principally are traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, on the basis of the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. For further information, see "Net Asset Value" in the SAI.

                                REDEEMING SHARES


     Any redemption orders received by the Trust as indicated below before 4:00 p.m. New York time on any Business Day will receive the net asset value determined at the close of trading on the NYSE on that day. Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. HOWEVER, THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF THE NYSE CLOSES AT A TIME OTHER THAN 4:00 P.M. New York time. The Trust cannot accept redemption orders transmitted to it at the address indicated on the cover page of the prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt by the next Business Day. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether a Fund will exercise its right to redeem shareholder accounts will be determined by the Manager on a case-by-case basis. No interest will accrue on amounts represented by uncashed redemption (or distribution) checks.


        METHOD                                    INSTRUCTIONS
        ------                                    ------------

By mail--write to                       Send a letter of instruction which
The Managers Funds                      specifies the name of the Fund, dol-
c/o Boston Financial Data Services,     lar amount or number of shares to be
 Inc.                                   sold, your name and account number.
P.O. Box 8517                           This letter must be signed by all
Boston, MA 02266-8517                   owners of the shares in the exact
                                        manner in which they appear on the
                                        account.

                                        In the case of estates, trusts,
                                        guardianships, custodianships, cor-
                                        porations and pension and profit
                                        sharing plans, other supporting legal
                                        documentation is required.

By telephone                            For shareholders who have elected
                                        telephone redemption privileges on
                                        their applications, telephone the
                                        Trust at (800) 252-0682.

By contacting your investment
professional

By writing a check (Managers Money      For shareholders who have elected
Market Fund shareholders only)          the checkwriting option with State
                                        Street Bank and Trust company, see
                                        "Investor Services--Checkwriting
                                        Privilege" below.

                                INVESTOR SERVICES

     AUTOMATIC REINVESTMENT PLAN allows dividends or capital gains distributions to be reinvested in additional shares, unless you elect to receive cash.

     AUTOMATIC INVESTMENTS of preauthorized amounts from private checking accounts can be made monthly, quarterly or annually. The amount you specify will automatically be deducted from your bank account and invested on the day you specify.

     SYSTEMATIC WITHDRAWALS of $100 or more per Fund can be made monthly by shareholders.

     DOLLAR COST AVERAGING allows for regular automatic exchanges from any Fund to one or more other Funds, or can also be done through the Automatic Investment service above. Before investing in the Trust's Income Funds, shareholders must obtain a prospectus from the Trust describing those Funds.

     INDIVIDUAL  RETIREMENT  ACCOUNTS,   including  SEP  and  SIMPLE  IRAs,  IRA
rollovers and 403(b) accounts, are available to shareholders at no additional cost.

     CHECKWRITING PRIVILEGE is available only to shareholders of the Trust's Money Market Fund. Before investing in the Trust's Money Market Fund, shareholders must obtain a prospectus from the Trust describing the Money Market Fund and the conditions and limitations pertaining to this privilege.
Participating shareholders must return a completed signature card and authorization form, and will be provided a supply of checks. Checks may be drawn on State Street Bank for amounts between $500 and $500,000. When such a check is presented to State Street Bank for payment, a sufficient number of full and fractional shares will be redeemed from the shareholder's account to cover the amount of the check.

     The check redemption privilege for withdrawal enables a shareholder to receive dividends declared on the shares to be redeemed (up to and including the day of redemption) until such time as the check is processed. Because of this, the check redemption privilege is not appropriate for a complete liquidation of a shareholder's account. If the amount of a withdrawal check is greater than the value of the shares held in the shareholder's account the check will be returned unpaid, and the shareholder will be subject to additional charges.

     Managers Money Market Fund and State Street Bank each reserve the right at any time to suspend or limit the procedure permitting withdrawals by check.

     EXCHANGE PRIVILEGE. The exchange privilege permits shareholders of any of the Funds to exchange their shares for shares of any of the other Funds at the relative net asset value per share. Exchange transactions may be made by writing to the Fund (see "Redeeming Shares"), by contacting your investment professional, via the Telephone Exchange Privilege (unless you have declined this option) or on your signed account application. Call Investors Services at
(800) 252-0682 to utilize the Telephone Exchange Privilege. Shareholders must receive a prospectus describing the Income Funds of the Trust before requesting an exchange into one or more of those Funds. By requesting an exchange into one of those Funds, shareholders are deemed to confirm receipt of the prospectus describing the Trust's Income Funds.

     The exchange privilege is offered to shareholders for their convenience and use consistent with their investment objectives. It is not offered as a short-term market timing service. The Trust reserves the right to refuse exchange orders from shareholders who have previously been advised that their frequent use of the exchange privilege is, in the opinion of the Manager, inconsistent with the orderly management of the Funds' portfolios.

     THE TRUST AND ITS TRANSFER AGENT WILL EMPLOY REASONABLE PROCEDURES TO VERIFY THE GENUINENESS OF TELEPHONIC REDEMPTION OR EXCHANGE REQUESTS. IF SUCH PROCEDURES ARE NOT FOLLOWED, THE TRUST OR ITS TRANSFER AGENT MAY BE LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS. THESE PROCEDURES INVOLVE REQUIRING CERTAIN PERSONAL IDENTIFICATION INFORMATION.


     THE ABOVE SERVICES MAY BE TERMINATED OR MODIFIED BY ONE OR MORE FUNDS AT ANY TIME UPON 60 DAYS WRITTEN NOTICE TO SHAREHOLDERS. NONE OF THE FUNDS, THE DISTRIBUTOR, THE TRUST'S CUSTODIAN, OR TRANSFER AGENT, NOR THEIR RESPECTIVE OFFICERS AND EMPLOYEES, WILL BE LIABLE FOR ANY LOSS, EXPENSE OR COST ARISING OUT OF A TRANSACTION EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THIS PROSPECTUS EVEN IF SUCH TRANSACTION RESULTS FROM ANY FRAUDULENT OR UNAUTHORIZED INSTRUCTIONS.


                 INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Income dividends will normally be paid on the Equity Funds at the frequency noted in the following table. Income dividends will normally be declared on the fourth Business Day prior to the end of the dividend period, payable on the following Business Day, to shareholders of record on the day prior to the declaration date. Distributions of any capital gains will normally be paid annually in December.



         FREQUENCY                                    FUND
         ---------                                    ----
         Monthly                            Income Equity Fund
         Annually                           Capital Appreciation Fund,
                                            Special Equity Fund,
                                            International Equity Fund
                                            Emerging Markets Equity Fund


     All dividends and distributions declared by a Fund will be reinvested in additional shares of the Fund at the net asset value on the "Ex-dividend" date (unless the shareholder has elected to receive dividends or distributions in cash or invest them in shares of the Money Market Fund). An election may be changed by delivering written notice to the Fund at least ten Business Days prior to the payment date.

                             MANAGEMENT OF THE FUNDS
                                    TRUSTEES

     Information concerning the Trustees, including their names, positions, terms of office and principal occupations during the past five years, is contained in the SAI.

                               INVESTMENT MANAGER

     It is the Manager's responsibility to select, subject to review and approval by the Trustees, the Asset Managers who have distinguished themselves by able performance in their respective areas of expertise in asset management and to continuously monitor their performance. The Manager and its corporate predecessors have had over 20 years of experience in evaluating investment advisers for individuals and institutional investors. In addition, the Manager employs the services of a consultant specializing in appraisal and comparison of investment managers to assist in evaluating asset managers. The Manager is also responsible for conducting all operations of the Funds except those operations contracted to the Custodian and to the Transfer Agent.


     The Trust has received an exemptive order from the Securities and Exchange Commission (the "SEC") permitting the Manager, subject to certain conditions, to enter into sub-advisory agreements with Asset Managers approved by the Trustees without obtaining shareholder approval. The order also permits the Manager, subject to the approval of the Trustees but without shareholder approval, to employ new Asset Managers for new or existing Funds, change the terms of particular sub-
advisory agreements or continue the employment of existing Asset Managers after events that would cause an automatic termination of a sub-advisory agreement. Although shareholder approval is not required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of the majority of the outstanding shares of the Fund. Shareholders will be notified of any Asset Manager changes.

     The following table sets forth the annual management fee rates currently paid by each Equity Fund, the annual asset management fee rates paid by the Manager to each Asset Manager for a particular Fund each expressed as a percentage of the Fund's average daily net assets.

                                                         TOTAL         ASSET
                                                         MANAGEMENT    MANAGEMENT
               NAME OF FUND                               FEE           FEE
               ------------                           ----------    ----------
Income Equity Fund .................................     0.75%         0.35%
Capital Appreciation Fund ..........................     0.80%         0.40%
Special Equity Fund ................................     0.90%         0.50%
International Equity Fund ..........................     0.90%         0.50%
Emerging Markets Equity Fund .......................     0.00%*        0.75%
----------------

* Reflects a voluntary fee waiver by the Manager which is in effect until March 31, 1998. Absent such waiver, the Total Management Fee would be 1.15%.

                                 ASSET MANAGERS

     The  following  sets  forth  certain  information  about  each of the Asset
Managers:

INCOME EQUITY FUND


     Scudder, Kemper Investments, Inc. ("Scudder")--The investment adviser was founded in 1919, and was reorganized as a privately held corporation in 1985. Scudder is owned by Zurich Group. As of December 31, 1996, assets under management totaled $115 billion. Its address is 345 Park Avenue, New York, NY 10154.


     Robert T. Hoffman is the portfolio manager of the portion of the Income Equity Fund managed by Scudder. He is a Managing Director of Scudder, and has been with the firm since 1989.


     Chartwell Investment Partners, L.P. (Chartwell)--The firm was founded in 1997, and is a limited partnership which is controlled by Bobcat Partners, L.P., which is controlled by John McNiff, James Croney, Jr. and Michael Kennedy. As of September 1997 assets under management totaled approximately $819 million. Its address is 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312.

     Chartwell employs a team approach to manage their portion of the Income Equity Fund.

CAPITAL APPRECIATION FUND

     Essex Investment Management Company, Inc. ("Essex")--The firm was formed in 1976 and is owned by employees of the firm. As of December 31, 1996, assets under management totaled $4.1 billion. Its address is 125 High Street, Boston, MA 02110.

     Joseph C. McNay and Donald V. Dougherty serve as the portfolio managers of the portion of the Capital Appreciation Fund managed by Essex. Mr. McNay is the Chairman and Chief Investment Officer of Essex, a position he has held since the firm's inception. Mr. Dougherty has served as a Vice President and portfolio manager of Essex since 1994; prior to that time he served in a similar capacity with Putnam Investments.

     Husic Capital Management ("Husic")--Husic commenced operations in 1986. The firm is a limited partnership which is 100% owned by Frank J. Husic. As of December 31, 1996, assets under management totaled approximately $4.1 billion. Its address is 555 California Street, Suite 2900, San Francisco, CA 94104.

     Frank J. Husic is the portfolio manager of the portion of the Capital Appreciation Fund managed by Husic. He has been President and Chief Investment Officer of Husic since the firm's inception.

SPECIAL EQUITY FUND


     Liberty Investment Management ("Liberty")--The firm was originally formed in 1976 and is a division of Goldman Sachs Asset Managment. As of December 31, 1996, assets under management totaled $5.6 billion. Its address is 2502 Rocky Point Drive, Suite 500, Tampa, FL 33607.


     Timothy G. Ebright is the portfolio manager of the portion of the Special Equity Fund managed by Liberty. He is a Senior Vice President of Liberty, a position he has held since 1988.

     Pilgrim Baxter & Associates ("PBA")--The firm was formed in 1982 and is owned by United Asset Management, a public company. As of December 31, 1996, assets under management totaled over $14.7 billion. Its address is 1255 Drummers Lane, Wayne, PA 19087.

     Gary L. Pilgrim is the portfolio manager of the portion of the Special Equity Fund managed by PBA. He is President and Chief Investment Officer of PBA, and one of the founders of the original firm.

     Westport Asset Management, Inc. ("Westport")--The firm was formed in July 1983 and is owned by Andrew J. Knuth and Ronald H.

Oliver. As of December 31, 1996, assets under management totaled $825 million. Its address is 253 River side Avenue, Westport, CT 06880.

     Andrew J. Knuth is the portfolio manager of the portion of the Special Equity Fund managed by Westport. He is the Chairman of Westport, and one of the founders of the firm.

	Kern Capital Management LLC ("KCM")--The firm was founded in 1997, and is a
Delaware limited liability company which is controlled by Robert E. Kern, David
G. Kern, and Fremont Investment Advisors, Inc., a subsidiary of Fremont
Investments, Inc. and affiliated with The Fremont Group.  As of September
1997, assets under management totaled approximately $200 million.  The firm's address is 114 West 47th Street, Suite 1926, New York, NY  10036.

	Robert E. Kern is the portfolio manager of the portion of the Special Equity Fund managed by KCM. He has been the Managing Member, Chairman, and Chief Executive Officer since the firm's inception. Prior to KCM's formation, he served as Senior Vice President with Fremont Investment Advisors from April to August 1997, and as a Director with Morgan Grenfell Capital Management, Inc. from September 1986 to April 1997.

INTERNATIONAL EQUITY FUND


     Scudder,   Kemper   Investments,   Inc.--See   Income  Equity  Fund  for  a
description.


     William E. Holzer is the portfolio manager of the portion of the International Equity Fund managed by Scudder. He is a Managing Director of Scudder, a position he has held since 1980.

     Lazard, Freres Asset Management Co. ("Lazard")--The firm is a New York limited liability company founded in 1848. As of December 31, 1996, the firm had $38 billion under management. Its address is One Rockefeller Plaza, New York, NY 10020.

     John R. Reinsberg is the portfolio manager of the portion of the International Equity Fund managed by Lazard. He is a Managing Director of Lazard, a position he has held since 1992. Prior to joining Lazard, he served in a similar portfolio management capacity with General Electric Investment Co.


EMERGING MARKETS EQUITY FUND

	Montgomery Asset Management, LLC ("Montgomery")--The firm is a Delaware limited liability company. As of September 30, 1997, the firm had approximately $10 billion assets under management. The firm's address is 101 California Street,San Francisco, California 94111.


	The Senior portfolio managers and principals are Josephine Jimenez, CPA, Bryan Sudweeks, Ph.D, CPA, Angeline Ee, and Frank Chiang.


	State Street Global Advisors ("State Street")--The firm is a division of State Street Bank and Trust Company. As of September, 1997, the firm had approximately $375 billion assets under management. The firm's address is Two International Place, Boston, Massachusetts 02110.


	Murray Davey and Ken King are the portfolio managers of that portion of the Emerging Markets Equity Fund managed by State Street.


ADMINISTRATION AND SHAREHOLDER SERVICING; DISTRIBUTOR; TRANSFER AGENT

     ADMINISTRATOR. The Managers Funds, L.P. serves as the Trust's administrator (the "Administrator") and has overall responsibility, subject to the review of the Trustees, for all aspects of managing the Trust's operations, including administration and shareholder services to the Trust, its shareholders and certain institutions, such as bank trust departments, dealers and registered investment advisers, that advise or act as an intermediary with the Trust's shareholders ("Shareholder Representatives"). The Administrator is paid at the rate of 0.25% per annum of each Equity Fund's average daily net assets.

     Administrative services include (i) preparation of Fund performance information; (ii) responding to telephone and in-person inquiries from shareholders and Shareholder Representatives regarding matters such as account or transaction status, net asset value of Fund shares, Fund performance, Fund services, plans and options, Fund investment policies and portfolio holdings and Fund distributions and the taxation thereof;
(iii) preparing, soliciting and gathering shareholder proxies and otherwise communicating with shareholders in connection with shareholder meetings; (iv) maintaining the Trust's registration with Federal and state securities regulators; (v) dealing with complaints and correspondence from shareholders directed to or brought to the attention of the Administrator; (vi) supervising the operations of the Trust's Transfer Agent; and (vii) such other administrative, shareholder and shareholder related services as the parties may from time to time agree in writing.

     DISTRIBUTOR. The Managers Funds, L.P. serves as distributor of the shares of the Trust. Its address is 40 Richards Avenue, Norwalk, Connecticut 06854.

     TRANSFER AGENT. State Street Bank and Trust Co. serves as the Trust's Transfer Agent.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     Each Asset Manager is responsible for decisions to buy and sell securities for each Fund or component of a Fund that it manages, as well as for broker-dealer selection in connection with such portfolio transactions. In the case of securities traded on a principal basis, transactions are effected on a "net" basis, rather than a transaction charge basis, with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked prices, which provides the opportunity for a profit or loss to the dealer. Transactions in other securities are effected on a transaction charge basis where the broker acts as agent and receives a commission in connection with the trade. In effecting securities transactions, each Asset Manager is responsible for obtaining best price and execution of orders, provided that the Asset Manager may cause a Fund to pay a commission for brokerage and research services which is in excess of the commission another broker would have charged for the same transaction if the Asset Manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of the particular transaction or in terms of all of the accounts over which the Asset Manager has investment discretion. The dealer spread or broker's commission charged in connection with a transaction is a component of price and is considered together with other relevant factors. Any of the Funds may effect securities transactions on a transaction charge basis through a broker-dealer that is an affiliate of the Manager or of one of that Fund's Asset Managers in accordance with procedures approved by the Trustees. However, unless an exemptive order is obtained from the Securities and Exchange Commission, no Asset Manager for a Fund or its affiliated broker-dealer may act as principal in any portfolio transaction for any Fund with which it is an affiliate, and no affiliate of the Manager may act as principal in a portfolio transaction for any of the Funds.


                             PERFORMANCE INFORMATION

     From time to time the Funds may advertise "yield" and/or "total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

                                      YIELD

     The Income Equity Fund may advertise "yield." Yield refers to income generated by an investment in the Fund during a 30-day (or one month) period. This income is then annualized. That is, the amount of income generated during the period is assumed to be generated during each 30-day (or one month) period over a one-year period and is shown as a percentage of the investment.

                                  TOTAL RETURN

     Each of the Funds may include total return figures in its advertisements. In calculating total return, the net asset value per share at the beginning of the period is subtracted from the net asset value per share at the end of the period (after assuming and adjusting for the reinvestment of any income dividends and capital gains distributions), and the result is divided by the net asset value per share at the beginning of the period to ascertain the total return percentage.

     A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from industry publications, business periodicals, rating services and market indices. For more detailed information on performance calculations and comparisons, see "Performance Information" in the SAI.

     The Funds' annual reports contain additional performance information and are available upon request without charge.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


     The Trust offers a single class of shares of beneficial interest, without par value, and currently offers eleven series of its shares as described in the Trust's Prospectus. The Trustees have the authority to create new series of shares in addition to the existing eleven series without the requirement of a vote of shareholders of the Trust.


     Shares of each Fund are entitled to one vote per share. Share- holders have the right to vote on the election of the Trustees and on all other matters on which, by law or the provisions of the Trust's Declaration of Trust or by-laws, they may be entitled to vote. On matters relating to all Funds and affecting all Funds in the same manner, shareholders of all Funds are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required.

     The Trust and its Funds are not required, and do not intend, to hold annual meetings of shareholders, under normal circumstances. The Trustees or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. The Trustees will call a special meeting of shareholders of a Fund upon written request of the holders of at least 10% of that Fund's shares.

     Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's obligations to third parties, and that every written contract made by the Trust shall contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify shareholders and Trustees against such liabilities and any related claims and expenses. The Trust will not indemnify a Trustee when the loss is due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.


     A lawsuit seeking class action status has been filed against Managers Intermediate Mortgage Fund, the Manager and the Trust, among other defendants in the United States District Court for the District of Connecticut in September, 1994. The plaintiffs seek unspecified damages based upon losses alleged in the fund named above. The parties have now entered into an agreement to settle all claims by the purported class. However, the settlement is subject to court approval and certain other conditions, such as the minimum percentage of class members agreeing to participate in the settlement. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuit, as well as Managers Short Government Fund and Managers Short and Intermediate Bond Fund. The parties have now entered into an agreement to settle all claims by this customer and the settlement is conditional on, among other things, the settlement of the class action lawsuit. Certain other customers, who are potentially members of the plaintiff class in the class action lawsuit referred to above, have asserted that they may file similar lawsuit based on similar claims, but have not done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.


     As of November 18, 1997,  Resource Bank and Trust owned more than
24% of the shares of Managers Capital Appreciation Fund and customers of Charles Schwab & Co. owned more than 25% of the shares of the Managers Special Equity Fund and the Managers International Equity Fund.


                                 TAX INFORMATION
                                    THE FUNDS

     Each Fund has qualified and intends to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), under which each Fund is regarded as a separate regulated investment company.

     All dividends and distributions designated as capital gains are generally taxable to shareholders whether received in cash or additional shares.

     Although distributions are generally taxable to a shareholder in the taxable year in which the distribution is made, dividends declared in October, November or December of a taxable year with a record date in such a month and actually received during the following January, will be taxed as though received by the shareholder on December 31 of such year.

     Generally, each Fund is required to back-up withhold 31% of distributions paid to a shareholder who fails to provide a social security or taxpayer identification number and certify that such number is correct and that such shareholder is not subject to, or is otherwise exempt from, back-up withholding.

     Shareholders should consult their own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment with respect to their own tax situation. For more information concerning taxes, see "Tax Information" in the SAI.

                               SHAREHOLDER REPORTS

     Shareholders will receive annual and semi-annual reports which include financial statements showing the results of operations, investment portfolio and other information of the Funds in which they have invested. Shareholders will also receive annual tax statements indicating the tax status of distributions made during the year. Confirmations of transactions will be sent to shareholders following purchases, redemptions or exchanges by the shareholder, and quarterly statements of account will be sent to all shareholders.

                                     NOTES

                                     NOTES

                               THE MANAGERS FUNDS
                                 [LOGO OMITTED]

                      WHERE LEADING MONEY MANAGERS CONVERGE

FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-3879

CUSTODIAN
State Street Bank and Trust
   Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Shereff, Friedman, Hoffman &
   Goodman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT
Boston Financial Data
   Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800)252-0682


THE MANAGERS FUNDS


EQUITY FUNDS:
------------
INCOME EQUITY FUND
   Scudder, Kemper Investments, Inc.
   Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND
   Essex Investment Management
     Company, Inc.
   Husic Capital Management

SPECIAL EQUITY FUND
   Liberty Investment Management
   Pilgrim Baxter & Associates
   Westport Asset Management, Inc.
   Kern Capital Management LLC

INTERNATIONAL EQUITY FUND
   Scudder, Kemper Investments, Inc.
   Lazard, Freres Asset
     Management Co.

EMERGING MARKETS
 EQUITY FUND

   Montgomery Asset Management, LLC
   State Street Global Advisors

INCOME FUNDS:
------------
MONEY MARKET FUND
   J.P. Morgan

SHORT GOVERNMENT FUND
   Jennison Associates Capital Corp.

SHORT AND INTERMEDIATE
   BOND FUND
   Standish, Ayer & Wood, Inc.

INTERMEDIATE MORTGAGE
   FUND
   Jennison Associates Capital Corp.

BOND FUND
   Loomis, Sayles & Company, Inc.

GLOBAL BOND FUND
   Rogge Global Partners



SHORT GOVERNMENT FUND
SHORT AND INTERMEDIATE
   BOND FUND
INTERMEDIATE MORTGAGE FUND
BOND FUND
GLOBAL BOND FUND
------------------------
PROSPECTUS

dated December 29, 1997

------------------------
WHERE LEADING MONEY MANAGERS CONVERGE

                               The Managers Funds

                               THE MANAGERS FUNDS
                                   PROSPECTUS

                             DATED DECEMBER 29, 1997

                                  INCOME FUNDS

     The Managers Funds (the "Trust") is a no-load, open-end, management investment company with eleven different series (each, a "Fund" and collectively, the "Funds"). Each Fund has distinct investment objectives and strategies. The Funds' investment portfolios are managed by asset managers selected, subject to the review and approval of the Trustees of the Trust, by The Managers Funds, L.P. (the "Manager"). The Manager is also responsible for administering the Trust and the Funds. This Prospectus describes the following five Funds (the "Income Funds"):

     MANAGERS SHORT GOVERNMENT FUND--(the "Short Government Fund") seeks high current income while preserving capital by investing primarily in U.S. government securities with an average maturity not exceeding three years.
     MANAGERS SHORT AND INTERMEDIATE BOND FUND--(the "Short and Intermediate Bond Fund") seeks high current income by investing in a portfolio of fixed-income securities with an average portfolio maturity between one and five years.
     MANAGERS INTERMEDIATE MORTGAGE FUND--(the "Intermediate Mortgage Fund") seeks high current income by investing primarily in mortgage-related securities.
     MANAGERS BOND FUND--(the "Bond Fund") seeks income by investing primarily in fixed-income securities.
     MANAGERS GLOBAL BOND FUND--(the "Global Bond Fund") seeks high total return, through both income and capital appreciation, by investing primarily in domestic and foreign fixed-income securities.

     This Prospectus sets forth concisely the information concerning the Trust and the Income Funds that a prospective investor ought to know before investing. It should be retained for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI"), dated December 29, 1997, which contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. A copy of the SAI may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, Connecticut 06854, (800) 835-3879 or (203) 857-5321.

     SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES OF THE TRUST ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                          PAGE
                                                                         ------
Illustrative Expense Information ........................................   3
Summary .................................................................   4
Financial Highlights ....................................................   5
Investment Objectives, Policies and Restrictions ........................  11
Certain Investment Techniques and Associated Risks ......................  18

Portfolio Turnover ......................................................  25

Purchase and Redemption of Fund Shares ..................................  26
Management of the Funds .................................................  33
Portfolio Transactions and Brokerage ....................................  36
Performance Information .................................................  37
Description of Shares, Voting Rights and Liabilities ....................  38
Tax Information .........................................................  39
Shareholder Reports .....................................................  40

                        ILLUSTRATIVE EXPENSE INFORMATION

     The following tables provide the investor with information concerning annual operating expenses of the Income Funds. The Funds impose no sales load on purchases of shares or on reinvested dividends and distributions, nor any deferred sales load upon redemption. There are no redemption fees, exchange fees or Rule 12b-1 fees.

     INCOME FUNDS' ANNUAL OPERATING EXPENSES: (based on average daily net assets during fiscal 1996, after expense reimbursements)

                                                                    TOTAL
                                        MANAGEMENT     OTHER     OPERATING
                   FUND                    FEE*      EXPENSES**  EXPENSES**
                   ----                 ----------   ----------  ----------
Short Government Fund                      0.20%       1.13%       1.33%
Short and Intermediate Bond Fund           0.50%       0.99%       1.49%
Intermediate Mortgage Fund                 0.45%       0.77%       1.22%
Bond Fund                                  0.625%      0.75%       1.38%
Global Bond Fund                           0.70%       0.92%       1.62%
--------------------
 *The Management Fee reflect the fees payable by each Fund under the current investment advisory agreements, except that in the case of the Short Government Fund, the Management Fee also reflects a voluntary fee waiver by the Manager. In the absence of such waiver, the Management Fee for this Fund would be 0.45%.

**Other Expenses reflect the expenses  actually incurred by each Fund during the
  year ended December  31,  1996,   restated  to  reflect  new  transfer  agency
  arrangements in effect October 1, 1997. The expenses shown do not reflect current asset levels for the Funds or the fund family, and are not necessarily indicative of the current expense ratios. With respect to the Short Government Fund, where no administrative fee is currently being charged, such expenses reflect a voluntary waiver of administrative fees by the Manager. In the absence of all such waivers, Other Expenses would be 1.33% and the Total Operating Expenses would be 1.78%. See "Management of the Funds-- Administration and Shareholder Servicing; Distributor; Transfer Agent."

     THESE FEE  WAIVERS MAY BE  MODIFIED  OR  TERMINATED  AT ANYTIME AT THE SOLE
DISCRETION  OF  THE  MANAGER.   SHAREHOLDERS   WILL  BE  NOTIFIED  OF  ANY  SUCH
MODIFICATION OR TERMINATION AT THE TIME IT BECOMES EFFECTIVE.

EXAMPLES
     An investor would pay the following expenses on a $1,000 investment in the respective Income Funds over various time periods assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, and (3) continuation of any currently applicable waivers of management fees. As noted above, the Funds do not charge any redemption fees or deferred sales loads of any kind.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                   FUND                  1 YEAR  3 YEARS  5 YEARS 10 YEARS
                   ----                  ------  -------  ------- --------
Short Government Fund .................    $14     $42      $73      $160
Short and Intermediate Bond Fund ......     15      47       81       178
Intermediate Mortgage Fund ............     12      39       67       148
Bond Fund .............................     14      44       76       166
Global Bond Fund ......................     16      51       88       192

     The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear.

                                     SUMMARY

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

     The Trust is a no-load, open-end, management investment company organized as a Massachusetts business trust, composed of the following eleven separate series:

     Managers Income Equity Fund             Managers Short Government Fund
Managers Capital Appreciation Fund     Managers Short and Intermediate Bond Fund
     Managers Special Equity Fund          Managers Intermediate Mortgage Fund
  Managers International Equity Fund               Managers Bond Fund
Managers Emerging Markets Equity Fund           Managers Global Bond Fund
                                               Managers Money Market Fund

     This Prospectus relates to the Income Funds. For more complete information about the other Funds (the "Equity Funds" and the Money Market Fund) call (800) 835-3879 or (203) 857-5321. Read the Prospectus carefully before you invest.

     Each of the Funds has distinct investment objectives and strategies. There is, of course, no assurance that a Fund will achieve its investment objectives.

                                   MANAGEMENT

     The Trust is governed by the Trustees, who provide broad supervision over the affairs of the Trust and the Funds. The Manager provides investment management and administrative services for the Trust and the Funds. The assets of each Fund are managed by one or more asset managers (each, an "Asset Manager" and collectively, the "Asset Managers") selected, subject to the review and approval of the Trustees, by the Manager. The assets of each Fund are allocated by the Manager among the Asset Managers selected for that Fund. Each Asset Manager has discretion, subject to oversight by the Manager and the Trustees, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and the specific investment strategies developed by the Manager. For its services, the

Manager receives a management fee from each Fund. A portion of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Asset Managers. See "Management of the Funds" for more detailed information.

                                  SPECIAL RISKS
     There are certain risks associated with the investment policies of each of the Income Funds. For instance, to the extent that a Fund invests in securities of non-U.S. issuers or denominated or quoted in foreign currencies, the Fund may face risks that are different from those associated with investment in domestic U.S. dollar denominated or quoted securities, including the effects of changes in currency exchange rates, political and economic developments, the possible imposition of exchange controls, governmental confiscation or restrictions, less availability of data on companies and a less well developed securities industry as well as less regulation of stock exchanges, brokers and issuers. To the extent that a Fund invests in municipal obligations, the Fund is vulnerable to the economic, business or political developments that might affect particular municipal issuers or municipal obligations of a particular type. To the extent that a Fund invests in mortgage-related or asset-backed securities, a loss could be incurred if the payments or prepayments on those securities are made at rates other than those anticipated at the time of purchase, or if the collateral backing the securities is insufficient. In general, the value of fixed-income securities, and consequently the Funds' net asset values, will rise when interest rates fall, and fall when interest rates rise, affecting the net asset value of a Fund. For more details on the risks associated with certain securities and investment techniques see "Certain Securities and Investment Techniques and Associated Risks." Certain Funds experience high annual portfolio turnover which may involve correspondingly greater brokerage commissions and other transaction costs, and certain adverse tax consequences to shareholders. See "Portfolio Turnover."

                        PURCHASE AND REDEMPTION OF SHARES
     The minimum initial investment is $2,000 per Fund ($500 for IRAs). For information on eligible investors, arrangements for lower minimum investments and how to purchase and redeem shares of the Fund, see "Purchase and Redemption of Fund Shares."

                              FINANCIAL HIGHLIGHTS

     The following tables present financial highlights for each Income Fund for the last eleven fiscal periods, or since inception, if applicable, through June 30, 1997. The information has been derived from the financial statements of the Trust which have been audited by independent public accountants Coopers & Lybrand L.L.P. for the years ended December 31, 1993 through December 31, 1996, and by other accountants prior to 1993, and should be read in conjunction with such financial statements. See "Financial Statements" in the SAI.

FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)
--------------------------------------------------------------------------------
MANAGERS SHORT GOVERNMENT FUND
--------------------------------------------------------------------------------

                                          FOR THE SIX
                                          MONTHS ENDED   YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1997 ------------------------    ------------------------------------------
                                           (UNAUDITED)  1996    1995(D)    1994      1993       1992       1991      1990
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $17.40   $17.76   $16.96    $19.35    $19.86     $20.35     $19.86    $19.96
                                             -------   ------   ------    ------    ------     ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                      0.51     1.02     0.98      0.86      1.28       1.26       1.58      1.42
  Net realized and unrealized gain (loss) on
    investments                                (0.11)   (0.37)    0.63     (2.01)    (0.53)     (0.49)      0.49     (0.03)
                                             -------   ------   ------    ------    ------     ------     ------    ------
    Total from investment operations            0.40     0.65     1.61     (1.15)     0.75       0.77       2.07      1.39
                                             -------   ------   ------    ------    ------     ------     ------    ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.51)   (1.01)   (0.50)    (1.17)    (1.26)     (1.26)     (1.58)    (1.49)
  In excess of net investment income              --       --    (0.31)    (0.07)       --         --         --        --
                                             -------   ------   ------    ------    ------     ------     ------    ------
    Total distributions to shareholders        (0.51)   (1.01)   (0.81)    (1.24)    (1.26)     (1.26)     (1.58)    (1.49)
                                             -------   ------   ------    ------    ------     ------     ------    ------
NET ASSET VALUE, END OF PERIOD                $17.29   $17.40   $17.76    $16.96    $19.35     $19.86     $20.35    $19.86
                                             -------   ------   ------    ------    ------     ------     ------    ------
------------------------------------------------------------------------------------------------------------------------------
Total Return(b) (e)                            2.34%     3.89%    9.71%    (6.18)%    3.81%      3.90%     10.82%     7.07%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(a) 1.13%(c)  1.17%    1.25%     0.97%     0.87%      0.76%      0.58%     1.01%
Ratio of net investment income to
  average net assets(a)                        5.81%(c)  5.85%    5.62%     7.06%     8.71%      6.24%      6.08%     6.78%
Portfolio turnover                               34%(b)   169%     238%      140%      189%       168%        84%      183%
Net assets at end of period(000's omitted)   $5,070    $6,113   $5,836   $10,263   $87,874   $142,874   $144,042   $27,683
------------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net
  assets, absent waiver(f)                     1.58%(c)  1.62%    1.65%     1.03%     0.96%      0.83%      0.59%     2.84%
Ratio of net investment income to
  average net assets, absent waiver(f)         5.36%(c)  5.40%    5.22%     7.00%     8.62%      6.17%      8.25%     8.35%
==============================================================================================================================

                                                 YEAR ENDED         FOR THE PERIOD
                                                DECEMBER 31,       OCTOBER 15, 1987
                                            ------------------     (COMMENCEMENT OF
                                               1989      1988      DECEMBER 31, 1987
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $19.85    $20.06         $20.00
                                              ------    ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                      1.65      1.42           0.29
  Net realized and unrealized gain (loss) on
    investments                                 0.11     (0.21)         (0.01)
                                              ------    ------         ------
    Total from investment operations            1.76      1.21           0.28
                                              ------    ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (1.65)    (1.42)         (0.22)
  In excess of net investment income              --        --             --
                                              ------    ------         ------
    Total distributions to shareholders        (1.65)    (1.42)         (0.22)
                                              ------    ------         ------
NET ASSET VALUE, END OF PERIOD                $19.96    $19.85         $20.06
                                              ------    ------         ------
-----------------------------------------------------------------------------------
Total Return(b) (e)                             8.68%     5.90%          1.29%
-----------------------------------------------------------------------------------
Ratio of net expenses to average net assets(a)  0.56%     0.44%          1.82%(c)
Ratio of net investment income to
  average net assets(a)                         8.34%     7.30%          6.77%(c)
Portfolio turnover                               235%      232%           578%(c)
Net assets at end of period(000's omitted)   $10,438   $27,056         $9,109
-----------------------------------------------------------------------------------
Ratio of total expenses to average net
  assets, absent waiver(f)                      N/A       N/A             N/A
Ratio of net investment income to
  average net assets, absent waiver(f)          N/A       N/A             N/A
===================================================================================


MANAGERS SHORT AND INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                            FOR THE SIX
                                            MONTHS ENDED   YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                            JUNE 30, 1997 ------------------------     -----------------------------------------
                                             (UNAUDITED)  1996     1995      1994       1993      1992      1991      1990
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $19.45    $19.67   $18.06    $21.23     $20.89    $20.33    $19.43    $19.69
                                                ------    ------   ------    ------     ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                        0.54      1.03     1.28      1.45       1.38      1.69      1.50      1.57
  Net realized and unrealized gain
    (loss) on investments                        (0.08)    (0.24)    1.45     (3.17)      0.34      0.57      0.88     (0.19)
                                                ------    ------   ------    ------     ------    ------    ------    ------
    Total from investment operations              0.46      0.79     2.73     (1.72)      1.72      2.26      2.38      1.38
                                                ------    ------   ------    ------     ------    ------    ------    ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.50)    (1.01)   (1.09)    (1.37)     (1.38)    (1.70)    (1.48)    (1.64)
  In excess of net investment income                --        --    (0.03)    (0.08)        --        --        --       --
                                                ------    ------   ------    ------     ------    ------    ------    ------
    Total distributions to shareholders          (0.50)    (1.01)   (1.12)    (1.45)     (1.38)    (1.70)    (1.48)    (1.64)
                                                ------    ------   ------    ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                  $19.41    $19.45   $19.67    $18.06     $21.23    $20.89    $20.33    $19.43
                                                ------    ------   ------    ------     ------    ------    ------    ------
--------------------------------------------------------------------------------------------------------------------------------
Total Return(b) (e)                               2.35%     4.15%   15.57%    (8.37)%     8.49%    11.55%    12.78%     7.22%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(a)    1.45%(c)  1.45%    1.50%     1.05%      0.94%     0.86%     0.96%     0.56%
Ratio of net investment income to
  average net assets(a)                           5.60%(c)  5.43%    6.52%     7.11%      6.58%     8.33%     7.41%     8.05%
Portfolio turnover                                  51%(b)    96%     131%       57%       126%      117%      536%      477%
Net assets at end of period(000's omitted)     $16,540   $22,380  $25,241   $30,956   $112,228   $72,031   $52,168  $115,223
--------------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net
  assets, absent waiver(f)                         N/A       N/A      N/A       N/A        N/A       N/A      1.00%     0.58%
Ratio of net investment income to
  average net assets, absent waiver(f)             N/A       N/A      N/A       N/A        N/A       N/A      7.37%     8.03%
================================================================================================================================


                                               YEAR ENDED     SEVEN MONTHS    YEAR
                                              DECEMBER 31,        ENDED      ENDED
                                            ----------------   DECEMBER 31,  MAY 31,
                                              1989      1988       1987       1987
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $19.32    $19.82     $19.89    $21.56
                                              ------    ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                      1.70      1.70       1.02      1.80
  Net realized and unrealized gain
    (loss) on investments                       0.37     (0.48)     (0.06)    (0.58)
                                              ------    ------     ------    ------
    Total from investment operations            2.07      1.22       0.96      1.22
                                              ------    ------     ------    ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (1.70)    (1.71)     (1.03)    (1.80)
  In excess of net investment income              --     (0.01)        --     (1.09)
                                              ------    ------     ------    ------
    Total distributions to shareholders        (1.70)    (1.72)     (1.03)    (2.89)
                                              ------    ------     ------    ------
NET ASSET VALUE, END OF PERIOD                $19.69    $19.32     $19.82    $19.89
                                              ------    ------     ------    ------
-------------------------------------------------------------------------------------
Total Return(b) (e)                            10.61%     5.79%      4.67%     5.41%
-------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(a)  0.12%     0.10%      0.10%(c)  0.10%
Ratio of net investment income to
  average net assets(a)                         8.81%     8.61%      9.00%(c)  8.70%
Portfolio turnover                               202%      348%       254%(c)   308%
Net assets at end of period(000's omitted)  $152,106  $192,706   $211,909  $221,298
-------------------------------------------------------------------------------------
Ratio of total expenses to average net
  assets, absent waiver(f)                       N/A       N/A        N/A       N/A
Ratio of net investment income to
  average net assets, absent waiver(f)           N/A       N/A        N/A       N/A
=====================================================================================

(a) Does not reflect investment advisory and management fees paid by shareholders directly to the Manager for periods prior to May 1990.
(b) Not annualized.
(c) Annualized.
(d) Calculated using average shares outstanding method.
(e) Total return would have been lower had certain expenses not been reduced during the year.
(f) Ratio information assuming no fee waivers or reimbursements had been in effect during the year.
(g) Not annualized.

                                     6 & 7

FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)
--------------------------------------------------------------------------------
MANAGERS INTERMEDIATE MORTGAGE FUND
--------------------------------------------------------------------------------

                                            FOR THE SIX
                                            MONTHS ENDED   YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                            JUNE 30, 1997 ------------------------      --------------------------------------
                                             (UNAUDITED)  1996     1995      1994       1993      1992      1991      1990
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $15.17    $15.54   $14.20    $20.65     $21.13    $21.77    $20.31    $20.19
                                                ------    ------   ------    ------     ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                        0.44      0.87     0.93      1.52       1.94      2.58      2.03      1.80
  Net realized and unrealized gain
    (loss) on investments                         0.02     (0.38)    1.45     (6.56)      0.44     (0.40)     1.48      0.17
                                                ------    ------   ------    ------     ------    ------    ------    ------
    Total from investment operations              0.46      0.49     2.38     (5.04)      2.38      2.18      3.51      1.97
                                                ------    ------   ------    ------     ------    ------    ------    ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.42)    (0.86)   (1.03)    (1.41)     (2.28)    (2.40)    (2.05)    (1.85)
  In excess of net investment income                --        --    (0.01)       --         --        --        --        --
  From net realized gain on investments             --        --       --        --      (0.51)    (0.42)       --        --
  In excess of net realized gain on investments     --        --       --        --      (0.07)       --        --        --
                                                ------    ------   ------    ------     ------    ------    ------    ------
    Total distributions to shareholders          (0.42)    (0.86)   (1.04)    (1.41)     (2.86)    (2.82)    (2.05)    (1.85)
                                                ------    ------   ------    ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                  $15.21    $15.17   $15.54    $14.20     $20.65    $21.13    $21.77    $20.31
                                                ------    ------   ------    ------     ------    ------    ------    ------
------------------------------------------------------------------------------------------------------------------------------
Total Return(b) (d)                               3.09%     3.33%   17.27%   (25.00)%    11.45%    10.50%    18.18%    10.19%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(a)    1.24%(c)  1.19%    1.17%     0.85%      0.75%     0.79%     0.69%     0.55%
Ratio of net investment income to
  average net assets(a)                           5.76%(c)  5.78%    6.33%     8.37%      8.90%    11.30%     9.91%     9.06%
Portfolio turnover                                 223%(b)   232%     506%      240%       253%      278%      172%      161%
Net assets at end of period(000's omitted)     $22,097   $24,846  $40,022   $55,986   $271,861  $115,885  $165,358  $119,118
------------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net
  assets, absent waiver (e)                        N/A       N/A      N/A      0.92%      0.82%     0.84%     N/A       N/A
Ratio of net investment income to
  average net assets, absent waiver(e)             N/A       N/A      N/A      8.30%      8.83%    11.25%     N/A       N/A
==============================================================================================================================


                                               YEAR ENDED      SEVEN MONTHS   YEAR
                                               DECEMBER 31,        ENDED      ENDED
                                            -----------------  DECEMBER 31,  MAY 31,
                                              1989      1988       1987       1987
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $19.24    $19.68     $19.80    $19.62
                                              ------    ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                      1.87      1.90       1.13      1.91
  Net realized and unrealized gain
    (loss) on investments                       0.94     (0.43)     (0.13)     0.17
                                              ------    ------     ------    ------
    Total from investment operations            2.81      1.47       1.00      2.08
                                              ------    ------     ------    ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (1.86)    (1.91)     (1.12)    (1.90)
  In excess of net investment income              --        --         --        --
  From net realized gain on investments           --        --         --        --
  In excess of net realized gain on investments   --        --         --        --
                                              ------    ------     ------    ------
    Total distributions to shareholders        (1.86)    (1.91)     (1.12)    (1.90)
                                              ------    ------     ------    ------
NET ASSET VALUE, END OF PERIOD                $20.19    $19.24     $19.68    $19.80
                                              ------    ------     ------    ------
-------------------------------------------------------------------------------------
Total Return(b) (d)                            14.69%     7.38%      4.97%    10.02%
-------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(a)  0.19%     0.22%      0.19%(c)  0.26%
Ratio of net investment income to
  average net assets(a)                         9.44%     9.66%      9.92%(c)  9.46%
Portfolio turnover                               144%      149%       151%(c)   202%
Net assets at end of period(000's omitted)  $102,229   $81,222    $71,376   $86,325
-------------------------------------------------------------------------------------
Ratio of total expenses to average net
  assets, absent waiver (e)                      N/A       N/A        N/A       N/A
Ratio of net investment income to
  average net assets, absent waiver(e)           N/A       N/A        N/A       N/A
=====================================================================================


MANAGERS BOND FUND
--------------------------------------------------------------------------------

                                           FOR THE SIX
                                           MONTHS ENDED    YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1997  ------------------------        -------------------------------------
                                            (UNAUDITED)   1996     1995      1994          1993      1992      1991      1990
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $22.83    $23.13   $18.92    $22.18      $21.88    $22.60    $20.95    $21.34
                                                ------    ------   ------    ------      ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                        0.71      1.35     1.44      1.59        1.49      1.48      1.70      1.88
  Net realized and unrealized gain
    (loss) on investments                         0.17     (0.29)    4.23     (3.16)       0.98      0.23      2.12     (0.33)
                                                ------    ------   ------    ------      ------    ------    ------    ------
    Total from investment operations              0.88      1.06     5.67     (1.57)       2.47      1.71      3.82      1.55
                                                ------    ------   ------    ------      ------    ------    ------    ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                          (0.72)    (1.36)   (1.46)    (1.55)      (1.50)    (1.48)    (1.72)    (1.94)
  Net realized gain on investments                  --        --       --     (0.14)      (0.67)    (0.95)    (0.45)       --
                                                ------    ------   ------    ------      ------    ------    ------    ------
    Total distributions to shareholders          (0.72)    (1.36)   (1.46)    (1.69)      (2.17)    (2.43)    (2.17)    (1.94)
                                                ------    ------   ------    ------      ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                  $22.99    $22.83   $23.13    $18.92      $22.18    $21.88    $22.60    $20.95
                                                ======    ======   ======    ======      ======    ======    ======    ======
-------------------------------------------------------------------------------------------------------------------------------
Total Return(b) (d)                               3.96%     4.97%   30.91%     (7.25)%    11.56%     7.88%    19.04%    7.53%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(a)        1.31%(c)  1.36%    1.34%     1.20%       1.15%     0.93%     1.02%    0.84%
Ratio of net investment income to
  average net assets(a)                           6.33%(c)  6.13%    6.84%     7.28%       6.65%     6.61%     7.82%    8.98%
Portfolio turnover                                   8%(b)    72%      46%       84%        373%      292%      182%      64%
Net assets at end of period (000's omitted)    $34,604   $31,819  $26,376   $30,760     $44,038   $39,117   $36,659  $31,648
===============================================================================================================================


                                                 YEAR ENDED     SEVEN MONTHS   YEAR
                                                DECEMBER 31,       ENDED      ENDED
                                           -------------------  DECEMBER 31,  MAY 31,
                                                1989      1988      1987       1987
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $20.54    $20.60     $21.61    $23.63
                                              ------    ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                      1.93      1.80       1.06      2.03
  Net realized and unrealized gain
    (loss) on investments                       0.79     (0.05)     (0.09)    (0.43)
                                              ------    ------     ------    ------
    Total from investment operations            2.72      1.75       0.97      1.60
                                              ------    ------     ------    ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                        (1.92)    (1.81)     (1.07)    (2.02)
  Net realized gain on investments                --        --      (0.91)    (1.60)
                                              ------    ------     ------    ------
    Total distributions to shareholders        (1.92)    (1.81)     (1.98)    (3.62)
                                              ------    ------     ------    ------
NET ASSET VALUE, END OF PERIOD                $21.34    $20.54     $20.60    $21.61
                                              ======    ======     ======    ======
-----------------------------------------------------------------------------------
Total Return(b) (d)                            13.10%     8.03%      4.41%     5.97%
-----------------------------------------------------------------------------------
Ratio of expenses to average net assets(a)      0.26%     0.44%      0.29%(c)  0.25%
Ratio of net investment income to
  average net assets(a)                         9.37%     8.63%      8.91%(c)  8.50%
Portfolio turnover                                94%       90%       101%(c)   154%
Net assets at end of period (000's omitted)  $46,028   $31,241    $27,529   $35,496
===================================================================================

(a) Does not reflect investment advisory and management fees paid by shareholders directly to the Manager for periods prior to May 1990.
(b) Not annualized.
(c) Annualized.
(d) Total return would have been lower had certain expenses not been reduced during the year.
(e) Ratio information assuming no fee waivers or reimbursements had been in effect during the year.


                                     8 & 9

FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)
--------------------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
--------------------------------------------------------------------------------

                                                                       FOR THE PERIOD
                                          FOR THE                      MARCH 25, 1994
                                        SIX MONTHS     YEAR ENDED       (COMMENCEMENT
                                           ENDED      DECEMBER 31,    OF OPERATIONS) TO
                                       JUNE 30, 1997 ----------------    DECEMBER 31,
                                        (UNAUDITED)    1996      1995        1994
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $21.40    $21.74    $19.10      $20.00
                                           ------    ------    ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      0.49      1.21      0.95        0.48
  Net realized and unrealized
    gain (loss) on investments              (0.84)    (0.27)     2.66       (0.77)
                                           ------    ------    ------      ------
    Total from investment operations        (0.35)     0.94      3.61       (0.29)
                                           ------    ------    ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 --       (0.87)    (0.93)      (0.50)
  In excess of net investment income         --          --     (0.04)      (0.11)
  From net realized gain on investments      --       (0.41)       --          --
                                           ------    ------    ------      ------
    Total distributions to shareholders     --        (1.28)    (0.97)      (0.61)
                                           ------    ------    ------      ------
NET ASSET VALUE, END OF PERIOD             $21.05    $21.40    $21.74      $19.10
                                           ======    ======    ======      ======
--------------------------------------------------------------------------------------
Total Return(a)(d)                          (1.64)%    4.39%    19.08%      (1.52)%
--------------------------------------------------------------------------------------
Ratio of net expenses to average
  net assets                                 1.70%(b)  1.57%     1.55%       1.73%(b)
Ratio of net investment income to
  average net assets                         5.00%(b)  4.98%     5.07%       4.19%(b)
Portfolio turnover                            131%(c)   202%      214%        266%(c)
Net assets at end of period
   (000's omitted)                        $16,931   $16,852   $18,823      $9,520
--------------------------------------------------------------------------------------
Ratio of total expenses to average
  net assets, absent waiver(e)               N/A       1.60%     1.69%       2.03%(b)
Ratio of net investment income to
  average net assets, absent waiver(e)       N/A       4.95%     4.93%       3.89%(b)
======================================================================================

(a) For periods less than one year, returns are not annualized.
(b) Annualized.
(c) Not annualized.
(d) Total return would have been lower had certain expenses not been reduced during the periods shown.
(e) Ratio information assuming no fee waivers or reimbursements had been in effect during the periods shown.

--------------------------------------------------------------------------------

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives of a Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There is no assurance that these objectives will be achieved. Investors should refer to the prospectus section entitled "Certain Securities and Investment Techniques and Associated Risks" and to the "Other Information" section in the SAI for additional portfolio management discussions and for a description of the ratings mentioned below that are assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's").

     Each Fund is subject to certain investment restrictions which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities.

     The Income Funds pursue their investment objectives primarily by investing in various types of debt securities. Each Income Fund may purchase securities on a when-issued basis, and, unless otherwise indicated, may engage in options and futures transactions. The Short Government Fund, Short and Intermediate Bond Fund and Bond Fund may invest, and the Intermediate Mortgage Fund will primarily invest, in mortgage-related securities, including collateralized mortgage obligations ("CMOs"), Interest Only ("IOs") and Principal Only ("POs") mortgage-related securities. Such Funds may also purchase asset-backed securities. The Funds will not purchase asset-backed or privately issued mortgage-related securities rated less than AA by Standard and Poor's or the equivalent. The Short Government Fund, Short and Intermediate Bond Fund, Intermediate Mortgage Fund, Bond Fund and Global Bond Fund may enter into dollar rolls. See "Certain Securities and Investment Techniques and Associated Risks--Other Securities," "--Special Risks Associated with Asset-Backed and Mortgage-Related Securities," "--When-Issued Securities," and "--Hedging Techniques."

     As  described  below,   certain  Income  Funds  may  invest  in  securities
denominated in currencies other than the U.S. dollar ("foreign securities") including those denominated in European Currency Units (ECUs).

     For the purposes of portfolio maturity limitations, a security which has an interest rate that adjusts or resets periodically ("variable rate securities") will be considered to have a maturity equal to the period of time remaining until the next readjustment of the interest rate, and a mortgage-related security will be deemed to have an average maturity equal to its average life as determined by the Asset Manager based on the prepayment experience of the underlying mortgage pools. The maturity of a security with a demand feature may be deemed to be the period of time remaining until the demand feature is exercisable unless the Asset Manager believes that the demand feature will probably not be exercised. If the rating of any security held by any Fund is changed so that the instrument would no longer qualify for investment by the Fund, the Fund will seek to dispose of the instrument as soon as is reasonably practicable, in light of the circumstances and consistent with the interests of the Fund.

     Any or all of the Funds may at times for defensive purposes temporarily place all or a portion of their assets in cash, short-term commercial paper, U.S. government securities, high quality debt securities, including Eurodollar and Yankee Dollar obligations, and obligations of banks when, in the judgment of the Fund's Asset Manager, such investments are appropriate in light of economic or market conditions. In addition, each of the Funds may invest a portion of its cash balances in shares of unaffiliated money market mutual funds when the Manager determines that such investments offer higher net yields (after considering all direct and indirect fees and expenses) than direct investments in cash equivalent securities. See "Other Information--Cash Equivalents" in the SAI. The following discussions of the individual Income Funds' objectives and policies is modified by the above.

                         MANAGERS SHORT GOVERNMENT FUND

     The Fund's investment objective is to seek high current income consistent with the preservation of capital by investing in debt securities.

     The Fund will maintain an overall maximum dollar-weighted average maturity of three years or less. The Fund is not a money market fund and does not seek to maintain a stable price per share. As a matter of operating policy, under normal circumstances, the Fund will at all times have at least 65% of its total assets invested in securities issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Up to 35% of the Fund's total assets may be invested in corporate bonds and notes, debentures, non-convertible fixed-income preferred stocks, eurodollar certificates of deposit and eurodollar bonds. The Fund may invest a substantial portion of its assets in mortgage-related securities (including CMOs, IOs and POs) that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, the Fund may invest in privately issued mortgage-related securities (including CMOs, IOs and POs) and asset-backed securities. The Fund may also invest in variable rate securities including inverse float-
ing  obligations.   See  "Certain  Securities  and  Investment   Techniques  and
Associated Risks--General Risks Associated with Income Funds" and "--Special Risks Associated with Asset-Backed and Mortgage-Related Securities."

     The Fund may invest up to 10% of its assets in foreign securities, including those issued by foreign governments. Investing in foreign securities may subject the Fund to certain additional risks. The Fund may purchase options on securities and futures contracts, write options on securities and futures contracts it holds, buy and sell futures contracts on securities and securities indices and foreign currencies, buy and sell interest rate futures contracts, and enter into forward foreign currency exchange contracts. See "Certain Securities and Investment Techniques and Associated Risks--Hedging Techniques" and "--Other Securities--Foreign Securities."

     The Fund will not purchase debt instruments, including cash equivalents, that have been rated lower than A or the equivalent by Standard & Poor's or by Moody's. In addition, the Fund's investments in privately issued mortgage-backed securities and asset-backed securities will be limited to those rated AA or Aa, respectively, by those agencies. Instruments denominated in currencies other than the U.S. dollar will also be limited to those rated AAA or Aaa. The Fund may purchase unrated securities in any of the above categories, provided that such securities are of comparable quality to such rated instruments, as determined by the Asset Manager.

                    MANAGERS SHORT AND INTERMEDIATE BOND FUND

     The Fund's investment objective is to seek high current income by investing in fixed-income securities having an average dollar-weighted portfolio maturity between one and five years.

     The Fund invests in obligations of the U.S. government, its agencies and instrumentalities and corporate bonds, debentures, non-convertible fixed-income preferred stocks, eurodollar certificates of deposit and eurodollar bonds. The Fund may invest a substantial portion of its assets in mortgage-related securities (including CMOs, IOs and POs) that are issued or guaranteed by the United States government, its agencies or instrumentalities. In addition, the Fund may invest in privately issued mortgage-related securities (including CMOs, IOs and POs) and asset-backed securities. For a discussion of mortgage-related and asset-backed securities and related risks, see "Certain Securities and Investment Techniques and Associated Risks--Special Risks Associated with Asset-Backed and Mortgage-Related Securities." Ordinarily, at least 65% of the Fund's total assets will be invested in bonds.

     The Fund may invest up to 10% of its assets in foreign securities. Investing in foreign securities may subject the Fund to certain additional risks. See "Certain Securities and Investment Techniques and Associated Risks--Other Securities--Foreign Securities" and "General Risks Associated with Income Funds." The Fund may actively trade in the securities in which it invests. See "Portfolio Turnover." The Fund may invest in securities that have a fixed or variable rate interest, including inverse floaters. The Fund invests primarily in securities rated investment grade by Moody's or Standard & Poor's (or, if unrated, of comparable quality as determined by the Asset Manager), including securities rated in the lowest investment grade category. Securities rated in the lowest investment grade category have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal or interest on such securities than on higher grade securities. In addition, the Fund may invest in securities rated below investment grade, but rated at least Ba by Moody's or BB by Standard & Poor's (or, if unrated, of comparable quality as determined by the Asset Manager). The Fund does not expect to invest more than 5% of its net assets in securities rated (or, if unrated, of comparable quality as determined by the Asset Manager) lower than investment grade (sometimes referred to as "junk bonds"). However, the rating of an issue of securities may be reduced subsequent to the purchase of the securities by the Fund, and this may cause the amount of below investment grade securities held by the Fund to exceed 5% of the Fund's net assets. The downgrade will not require sale of the securities by the Fund, but the Asset Manager will consider this event in its determination of whether the Fund should continue to hold the securities. Investing in below investment grade securities may subject the Fund to additional risks. See "Certain Securities and Investment Techniques and Associated Risks--Special Risks
Associated with Lower-Rated Securities" in the Prospectus, and "Other Information--Ratings of Debt Instruments" in the SAI.

                       MANAGERS INTERMEDIATE MORTGAGE FUND

     The Fund's investment objective is to seek high current income by investing primarily in mortgage-related securities.


     Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in mortgage-related securities (including CMOs, IOs and POs) issued by governments and government-related and private organizations, and the Fund will invest more than 25% of its assets in the mortgage and mortgage finance industry even during temporary defensive periods. Due to this concentration, the Fund will be subject to certain risks peculiar to the mortgage and mortgage finance industry. See "Certain Securities and Investment Techniques and Associated Risks--Special Risks Associated with Asset-Backed and Mortgage-Related Securities" in the Prospectus and "Other Information--Mortgage-Related Securities" in the SAI.

     The Fund may invest up to 35% of the value of its total assets in (i) non-mortgage-related securities issued or guaranteed by the United States government, its agencies and instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) commercial paper rated A-1 by Standard & Poor's or P1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AAA by Standard & Poor's or Aaa by Moody's. It is currently the operating policy of the Asset Manager to invest 100% of the Fund's assets in securities issued by governments and government-related organizations and securities rated AAA by Standard & Poor's or Aaa by Moody's or, if not rated, that are of comparable quality as determined by the Asset Manager. In addition, at any given time a portion of the Fund's assets may be in cash or may be invested in repurchase agreements due to portfolio purchases and sales, and to otherwise manage cash flows. The Fund may invest in securities that have a fixed rate of interest and in variable rate securities, including inverse floaters.
The Fund may also enter into dollar rolls. In addition, the Fund may write options on the securities held in its portfolio. See "Certain Securities and Investment Techniques and Associated Risks--General Risks Associated with Income Funds" and "--Other Securities--When-Issued Securities and Dollar Rolls," and "--Hedging Techniques."

     The Fund will maintain a dollar-weighted average portfolio maturity of more than three years but no more than ten years. In order to maintain a dollar-weighted average portfolio maturity of from three to ten years, the Asset Manager will monitor the prepayment experience of the underlying mortgage pools of the Fund's mortgage-related securities and will purchase and sell securities in order to shorten or lengthen the average maturity of the Fund's portfolio, as appropriate.

                               MANAGERS BOND FUND

     The Fund's investment objective is to seek income by investing in fixed-income securities having a remaining maturity not greater than forty years from the date of purchase by the Fund. The Fund invests in a diversified portfolio of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as well as in corporate bonds, debentures, preferred stocks, mortgage-related securities (including

CMOs, IOs and POs), asset-backed securities, eurodollar certificates of deposit and eurodollar bonds. The Fund may invest up to 10% of its total assets in non-U.S. dollar denominated securities. Investing in foreign securities may subject the Fund to certain additional risks. Ordinarily, at least 65% of the Fund's total assets will be invested in bonds. The Fund may invest in both fixed and variable rate securities, including inverse floating obligations. See "Certain Securities and Investment Techniques and Associated Risks--General Risks Associated with Income Funds," "--Special Risks Associated with Asset-Backed and Mortgage-Related Securities," and "--Foreign Securities." Although the Fund expects to invest in bonds with a full range of maturities, the average maturity of the Fund may be adjusted in response to market conditions. As of June 30, 1997, the Fund's weighted average duration was 10.8 years. The Fund will actively trade in the securities in which it invests. See "Portfolio Turnover."

     The Fund invests primarily in securities rated investment grade by Moody's or Standard & Poor's (or, if unrated, of comparable quality as determined by the Asset Manager), including securities rated in the lowest investment grade category. Securities rated in the lowest investment grade category have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal or interest on such securities than on higher grade securities. In addition, the Fund may invest in securities rated below investment grade, but rated at least Ba by Moody's or BB by Standard & Poor's (or, if unrated, of comparable quality as determined by the Asset Manager). The Fund does not expect to invest more than 5% of its net assets in securities rated (or, if unrated, of comparable quality as determined by the Asset Manager) lower than investment grade (sometimes referred to as "junk bonds"). However, the rating of an issue of securities may be reduced subsequent to the purchase of the securities by the Fund, and this may cause the amount of below investment grade securities held by the Fund to exceed 5% of the Fund's net assets. The downgrade will not require sale of the securities by the Fund, but the Asset Manager will consider this event in its determination of whether the Fund should continue to hold the securities. Investing in below investment grade securities may subject the Fund to additional risks. See "Certain Securities and Investment Techniques and Associated Risks--Special Risks Associated with Lower-Rated Securities" in the Prospectus, and "Other Information--Ratings of Debt Instruments" in the SAI.

                            MANAGERS GLOBAL BOND FUND

     The Fund's primary objective is to seek a high total return through both income and capital appreciation by investing in a portfolio of domestic and foreign fixed-income securities.

     The Fund ordinarily invests at least 65% of its total assets in an actively managed portfolio of domestic and foreign bonds issued by governments, corporations and supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community, all of which will be rated investment grade as determined by Moody's or Standard & Poor's, or, if unrated, of comparable quality as determined by the Asset Manager. The Fund will invest in securities denominated in currencies other than the U.S. dollar. Normally, investments will be made in a minimum of three countries, one of which may be the United States. The Fund's weighted average maturity will vary, but is generally expected to be ten years or less. The Fund may engage in currency hedging strategies through the use of forward currency exchange contracts, options and futures contracts. See "Certain Securities and Investment Techniques and Associated Risks--Other Securities--Foreign Securities" and "--Hedging Techniques."

     The Global Bond Fund is "non-diversified," as that term is defined in the 1940 Act, but intends to qualify as a "regulated investment company" for federal income tax purposes. This means, in general, that although more than 5% of the Fund's total assets may be invested in the securities of any one issuer (including a foreign government), at the close of each quarter of the Fund's taxable year the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer. To the extent that the Fund holds the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will be subject to greater risk than a fund that invests in a large number of securities, because changes in the financial condition or market assessment of particular issuers may cause greater fluctuations in the Fund's net asset value or adversely affect its total return.

                CERTAIN SECURITIES AND INVESTMENT TECHNIQUES AND
                                ASSOCIATED RISKS

     The following are descriptions of types of securities invested in by the Funds, certain investment techniques employed by the Funds and risks associated with utilizing either the securities or the investment techniques. Unless otherwise indicated, all of the Funds may invest in the indicated securities and use the indicated investment techniques.

                   GENERAL RISKS ASSOCIATED WITH INCOME FUNDS

     The Income Funds are subject to normal interest rate, credit and market risks. Market prices of fixed-income securities will fluctuate and will tend to vary inversely with changes in prevailing interest rates. If interest rates increase from the time a security is purchased, such security, if sold, might be sold at a price less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, such security, if sold, might be sold at a price greater than its purchase cost. Generally, the longer an instrument's maturity, the more sensitive the instrument's price will be to interest rate changes. In an attempt to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates the Funds carefully monitor and seek to adjust the maturities of their investments and may invest in variable rate securities, however, in general a Fund with a longer average duration (e.g. the Bond Fund) will experience greater net asset value fluctuation in response to interest rate changes than a Fund with a shorter duration. Such investment techniques do not eliminate all risks and investors should expect the value of their Fund shares to fluctuate based on interest rate, credit and market conditions.

     Duration measures the timing of a Fund's cash flow (i.e., principal and interest payments) and is essentially a weighted average term-to-maturity where cash flows are expressed in terms of their present value. Accordingly, duration takes into account the time value of money in addition to the amount and timing of all interim and final payments. Duration incorporates the size of the coupon payments, the time to maturity, and the portfolio's yield to maturity into a single composite index. The longer a Fund's duration, the more its price will fluctuate, in percentage terms, in response to a given change in interest rates and the greater the market risk. From time to time, the Income Funds may advertise the duration of their portfolios.

                 SPECIAL RISKS ASSOCIATED WITH ASSET-BACKED AND
                           MORTGAGE-RELATED SECURITIES

     MORTGAGE-RELATED SECURITIES. The Funds will be subject to prepayment risk on mortgage-related securities. Prepayments of principal by mortgagors or mortgage foreclosures may shorten the average life of the mortgage-related securities remaining in a Fund's portfolio. Reinvestment of prepayments could occur at lower interest rates than the original investment, thus decreasing the yield of the Fund. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. See "Other Information--Mortgage-Related Securities" in the SAI.

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. In other mortgage-related securities, all interest payments go to one class of holders "Interest Only" or "IO"-and all of the principal goes to a second class of holders-"Principal Only" or "PO." The yield to maturity on an IO class is extremely sensitive to the rate of principal prepayments on the related underlying mortgage assets, and a rapid rate of principal payments will have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even when the securities are rated AA or the equivalent. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on a PO class would be materially adversely affected. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-related securities described herein (including POs), like other debt instruments, will tend to move in the opposite direction from interest rates. In general, the Funds treat IOs and POs as subject to the restriction on investments in illiquid instruments except that IOs and POs issued by the U.S. government, its agencies and instrumentalities and backed by fixed-rate mortgages may be excluded from this limit if, in the judgment of the Asset Manager (subject to the oversight of the Trustees) such IOs and POs are readily marketable.

     ASSET-BACKED SECURITIES. Asset-backed securities, in which certain Funds may invest, involve the passing through of payments on debt obligations including automobile loans, credit card loans, home equity loans, computer leases and other types of consumer loans. Generally, the obligations underlying most asset-backed securities are unsecured. In the case of auto loans, the underlying security interests in the automobiles are not transferred to the entity issuing the asset-backed security. In addition, like mortgage-related securities, asset-backed securities may be subject to the risk of prepayments of the underlying obligations.

              SPECIAL RISKS ASSOCIATED WITH LOWER-RATED SECURITIES

     Generally, lower-rated debt securities and unrated securities of comparable quality offer a higher current yield than is offered by higher-rated securities. However, lower-rated debt securities involve greater risks, in that they are especially subject to adverse changes in general conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The market for lower-rated securities may be thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. In addition, the prices for lower-rated debt securities may be affected by legislative and regulatory developments.

                                OTHER SECURITIES

     FOREIGN  SECURITIES.  Investments in foreign  securities involve risks that differ  from  investments  in  securities  of domestic  issuers.  Such risks may include political and economic developments, the possible imposition of withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments. In addition, foreign countries may have less well developed securities markets, as well as less regulation of stock exchanges and brokers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. For additional information regarding the risks associated with foreign branch issues, see "Other Information--Obligations of Domestic and Foreign Banks" in the SAI. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of developed countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.


     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are not readily marketable ("illiquid securities"). These securities, which may be subject to legal or contractual restrictions on their resale, may involve a greater risk of loss to those Funds that purchase them. Securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the Asset Manager determines, subject to the review of the Trustees, that such securities have a readily available market.

     REPURCHASE AGREEMENTS. In a repurchase transaction, a Fund purchases a security from a bank or a broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. No Fund may invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds the Fund's limits on investments in illiquid securities. For more information concerning repurchase agreements, see "Other Information--Repurchase Agreements" in the SAI.

     SECURITIES LENDING. Consistent with its investment objective and policies, each Fund may lend its portfolio securities in order to realize additional income. Any such loan will be continuously secured by collateral at least equal in value to the value of the securities loaned. The risk of loss on such transactions is mitigated because, if a borrower were to default, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

     WHEN-ISSUED SECURITIES AND DOLLAR ROLLS. Consistent with its investment objectives and policies, each Fund may purchase or sell U.S. government or municipal securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions are those where securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. However, the value of the Fund's assets will fluctuate with the value of the security to be purchased. Accordingly, these transactions may have a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. See "Segregated Accounts." When-issued securities may also be known as "TBAs."

     In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the period between the sale and forward purchase, the Fund forgoes principal and interest paid on the securities sold, and does not list the securities sold as an asset on the Fund's books. The Fund realizes a capital gain on the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Dollar rolls involve the risk that the market value of the securities subject to the Fund's forward purchase commitment may decline in value below the price of the securities the Fund has sold. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the current sale portion of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the similar securities in the forward purchase transaction.

     The Funds will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

     SEGREGATED ACCOUNTS. Certain transactions, such as certain options, futures and forward transactions, dollar rolls, or purchases of when-issued or delayed delivery securities, may have a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its Custodian in which it will maintain cash and/or liquid securities equal in value to its obligations in respect to such transaction.

                               HEDGING TECHNIQUES

     Unless otherwise indicated, the Funds' portfolio managers may engage in the following hedging techniques to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in market values, interest rates or currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between a hedging instrument and the underlying security, currency, index, futures contract or other investment may limit the effectiveness of a particular hedging strategy.

     A Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

     OPTIONS. Each Fund may write ("sell") covered put and covered call options covering the types of financial instruments in which the Fund may invest (including individual stocks, stock indices, futures contracts, forward foreign currency exchange contracts and when-issued securities) to provide protection against the adverse effects of anticipated changes in securities prices. A Fund may also write covered put options and covered call options as a means of enhancing its return through the receipt of premiums when the Fund portfolio manager determines that the underlying securities, indices or futures contracts have achieved their potential for appreciation. By writing covered call options, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security, index or futures contract above the exercise price except insofar as the premium represents such a profit. The risk involved in writing covered put options is that there could be a decrease in the market value of the underlying security, index or futures contract. If this occurred, the option could be exercised and the underlying security, index or futures contract would then be sold to the Fund at a higher price than its then current market value. A Fund will write only "covered" options.

     When writing call options, a Fund will be required to own the underlying financial instrument, index or futures contract or own financial instruments or indices whose returns are closely correlated with the returns of the financial instrument, index or futures contract underlying the option. When writing put options a Fund will be required to segregate with its custodian bank cash and/or other liquid securities to meet its obligations under the put. By covering a put or call option, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objectives may be impaired.

     The Fund may also purchase put and call options to provide protection against adverse price effects from anticipated changes in prevailing securities prices. The purchase of a put option protects the value of portfolio holdings in a falling market, while the purchase of a call option protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract increased over the strike price by an amount greater than the premium paid. It would realize a loss if the price of the security, index or futures contract decreased, remained the same or did not increase over the strike price during the option period by more than the amount of the premium paid. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, a Fund may treat the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. A Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the amount that the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). For more information concerning options transactions, see "Other Information--Covered Put Options--Covered Call Options," and "--Puts and Calls" in the SAI.

     FUTURES CONTRACTS. A Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against changes in prices of the financial instruments in which it may invest. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Fund's portfolio manager may be incorrect in its expectation of future prices. There is also a risk that a secondary market in the instruments that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid securities to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objectives may be impaired. See "Other Information--Equity Index Futures Contracts" and "--Interest Rate Futures Contracts" in the SAI.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund's Asset Manager may attempt to hedge the risk that a particular foreign currency may suffer a substantial decline against the U.S. dollar by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. It may also enter into such contracts to protect against losses resulting from changes in foreign currency exchange rates between trade and settlement date. Such contracts will have the effect of limiting any gains to the Fund resulting from changes in such rates. Losses may also arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract. See "Other Information--Forward Foreign Currency Exchange Contracts" in the SAI.

                               PORTFOLIO TURNOVER

     In carrying out the investment policies described in this Prospectus, each Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when an Asset Manager deems it appropriate to purchase or sell securities for a Fund. High portfolio turnover involves correspondingly greater transaction costs which are borne directly by a Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which, when distributed to shareholders, are treated for federal income tax purposes as ordinary income. See "Portfolio Transactions and Brokerage" and "Tax Information." For the Income Funds' portfolio turnover rates, see "Financial Highlights."

                     PURCHASE AND REDEMPTION OF FUND SHARES

                           HOW TO PURCHASE FUND SHARES

     Initial purchases of shares of the Funds may be made in a minimum amount of $2,000 per Fund ($500 for IRAs). Arrangements can be made to open accounts with a $500 or $250 initial investment and an agreement to invest at least $50 or $100, respectively, per month until the minimum is attained. Call (800)835-3879 for more information on these arrangements. There is no minimum for additional investments except for telephone Automated Clearing House ("ACH") purchases.

     Investors may purchase shares of the Trust through their financial planner or other investment professional who is (or who is associated with) an investment adviser registered with the Securities and Exchange Commission (a "Registered Investment Adviser") or directly from the Trust as indicated below. Shares may also be purchased by bank trust departments on behalf of their clients, other institutional investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans.

     The following shows the various methods for purchasing the Trust's shares. For more complete instructions, see the account application.

                               INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
                               ------------------       -----------------------
Minimums:
Regular accounts           $2,000 (or lower, as        No minimum
                           described above)

IRAs, IRA rollovers,       $500                        No minimum
SEP and SIMPLE IRAs

        METHOD
        ------
Through your               Contact your investment     Send additional funds to
investment professional    advisor, bank or other      your investment professional
                           investment professional     at the address appearing on
                                                       your account statement

Direct by mail             Send your account applica-  Send letter of instruction
                           tion and check (payable to  and check (payable to The
                           The Managers Funds) to      Managers Funds) to The
                           the address indicated on    Managers Funds
                           the application             c/o Boston Financial Data
                                                          Services, Inc.
                                                       P.O. Box 8517
                                                       Boston, MA 02266-8517
                                                       Please include your account
                                                       number on your check

Direct Federal Funds       Call (800) 358-7668 to      Call the Transfer Agent at
or Bank Wire               notify the Transfer Agent,  (800) 358-7668 prior to
                           and instruct your bank to   writing additional funds
                           wire U.S. funds to:
                           ABA #011000028
                           State Street Bank &
                              Trust Company
                           Boston, MA 02101
                           BFN--The Managers Funds
                           AC 9905-001-5
                           FBO--Shareholder Name

By telephone               Only for established        Call the Transfer Agent at
                           accounts with ACH privi-    (800) 252-0682
                           leges. Call (800) 252-0682  Minimum investment: $100
                           with instructions for the
                           Transfer Agent

     The employees and their families of The Managers Funds, L.P. and selected dealers and their authorized representatives who are engaged in the sale of Fund shares, may purchase shares of the Funds without regard to a minimum initial investment.

     Certain states may require Registered Investment Advisers that purchase Fund shares for customers in those states to register as broker-dealers. From time to time the Trust's distributor may supply materials to Registered Investment Advisers to assist them in formulating an investment program using the Trust for their clients. Such materials are designed to be used and evaluated by investment professionals, do not contain investment advice and are not available for distribution to the general public.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with providing this service. Shares purchased in this fashion may be treated as a single account for purposes of the minimum initial investment. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization and the Trust's transfer agent. Certain processing organizations may receive compensation from the Trust's Manager, Administrator and/or Asset Manager.

     Trust shares are offered and orders accepted on each Business Day (a day on which the New York Stock Exchange ("NYSE") is open for trading). The Trust may limit or suspend the offering of shares of any or all of the Funds at any time and may refuse, in whole or in part, any order for the purchase of shares.


     Purchase orders received by the Trust, c/o Boston Financial Data Services at the address listed on the back cover of this prospectus, prior to 4:00 p.m. New York time, on any Business Day will receive the offering price computed that day. HOWEVER, THE TIME UNTIL WHICH ORDERS ARE ACCEPTED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF THE NYSE CLOSES AT A TIME OTHER THAN
4:00 P.M. New York time.  The   broker-dealer,   omnibus   processor  or
investment professional, is responsible for promptly transmitting orders to the Trust. The Trust cannot accept orders transmitted to it at the address indicated on the cover page of this prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt no later than the next Business Day.


     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received by 3:00 p.m. the following Business Day, except for certain processing organizations which have entered into special arrangements with the Trust.

     Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to a Fund or State Street Bank and Trust Company will be accepted. To ensure that checks are collected by the Trust, redemptions of shares purchased by check, or exchanges from such shares, are not effected until 15 days after the date of purchase, unless arrangements are made with the Administrator.

     If the check  accompanying  any purchase order does not clear,  or if there are insufficient funds in your bank account to enable an ACH, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, each Fund can redeem shares from any identically registered account in such Fund or any other Fund as reimbursement for any loss incurred. The Trust may prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

     SHARE PRICE AND VALUATION OF SHARES. The net asset value of shares of each Fund is computed each Business Day, at the close of trading on the NYSE, and is the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities principally are traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, on the basis of the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. For further information, see "Net Asset Value" in the SAI.

                                REDEEMING SHARES

     Any redemption orders received by the Trust as indicated below before 4:00 p.m. New York time on any Business Day will receive the net asset value determined at the close of trading on the NYSE on that day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. HOWEVER, THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF THE NYSE CLOSES AT A TIME OTHER THAN 4:00 P.M. EASTERN STANDARDTIME. The Trust cannot accept redemption orders transmitted to it at the address indicated on the cover page of the prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt by the next Business
Day. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether a Fund will exercise its right to redeem shareholder accounts will be determined by the Manager on a case-by-case basis. No interest will accrue on amounts represented by uncashed redemption (or distribution) checks.

             METHOD                                      INSTRUCTIONS
             ------                                      ------------
By mail--write to The Managers Funds,           Send a letter of instruction which
c/o Boston Financial Data Services, Inc.        specifies the name of the Fund, dollar
P.O. Box 8517                                   amount or number of shares to be sold,
Boston, MA 02266-8517                           your name and account  number.  This
                                                letter must be signed by all owners of
                                                the shares in the exact  manner in
                                                which they  appear on the account. In
                                                the case of estates, trusts, guardian-
                                                ships, custodianships, corporations
                                                and pension and profit sharing plans,
                                                other supporting legal documentation
                                                is required.

By telephone                                    For shareholders who have elected
                                                telephone redemption privileges on
                                                their applications, telephone the Trust
                                                at (800) 252-0682.

By contacting your investment
professional


By writing a check (Managers Money              For shareholders who have elected the
Market Fund Shareholders only)                  checkwriting option with State Street
                                                Bank and Trust Company, see
                                                "Investor Services--Checkwriting
                                                Privilege" below.

                                INVESTOR SERVICES
     AUTOMATIC REINVESTMENT PLAN allows dividends or capital gains distributions to be reinvested in additional shares, unless you elect to receive cash.

     AUTOMATIC INVESTMENTS of preauthorized amounts from private checking accounts can be made monthly, quarterly or annually. The amount you specify will automatically be deducted from your bank account and invested on the day you specify.

     SYSTEMATIC WITHDRAWALS of $100 or more per fund can be made monthly by shareholders.

     DOLLAR COST AVERAGING allows for regular automatic exchanges from any Fund to one or more other Funds or can be done through the Automatic Investment service above. Before investing in the Trust's Equity Funds, shareholders must obtain a prospectus from the Trust describing those Funds.

     INDIVIDUAL  RETIREMENT  ACCOUNTS,   including  SIMPLE  and  SEP  IRAs,  IRA
rollovers and 403(b) accounts, are available to shareholders at no additional cost.

     CHECKWRITING PRIVILEGE is available only to shareholders of the Money Market Fund. Before investing in the Trust's Money Market Fund, shareholders must obtain a prospectus from the Trust describing the Money Market Fund and the conditions and limitations pertaining to this privilege.

     EXCHANGE PRIVILEGE permits shareholders of any of the Funds to exchange their shares for shares of any of the other Funds at the relative net asset value per share. Exchange transactions may be made by writing to the Fund (see "Redeeming Shares"), by contacting your investment professional, via the Telephone Exchange Privilege (unless you have declined this option) or on your signed account application. Call Investors Services at (800) 252-0682 to utilize the Telephone Exchange Privilege. Shareholders must receive a prospectus describing the Equity Funds or Money Market Fund of the Trust before requesting an exchange into one or more of those Funds. By requesting an exchange into one of those Funds, shareholders are deemed to confirm receipt of the prospectus describing the Trust's Equity Funds or Money Market Fund, as the case may be.

     The exchange privilege is offered to shareholders for their convenience and use consistent with their investment objectives. It is not offered as a short-term market timing service. The Trust reserves the right to refuse exchange orders from shareholders who have previously been advised that their frequent use of the exchange privilege is, in the opinion of the Manager, inconsistent with the orderly management of the Funds' portfolios.

     THE TRUST AND ITS TRANSFER AGENT WILL EMPLOY REASONABLE PROCEDURES TO VERIFY THE GENUINENESS OF TELEPHONIC REDEMPTION OR EXCHANGE REQUESTS. IF SUCH PROCEDURES ARE NOT FOLLOWED, THE TRUST OR ITS TRANSFER AGENT MAY BE LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS. THESE PROCEDURES INVOLVE REQUIRING CERTAIN PERSONAL IDENTIFICATION INFORMATION.

     THE ABOVE SERVICES MAY BE TERMINATED OR MODIFIED BY ONE OR MORE FUNDS AT ANY TIME UPON 60 DAYS WRITTEN NOTICE TO SHAREHOLDERS. NONE OF THE FUNDS, THE DISTRIBUTOR, THE TRUST'S CUSTODIAN, OR TRANSFER AGENT, NOR THEIR RESPECTIVE OFFICERS AND EMPLOYEES, WILL BE LIABLE FOR ANY LOSS, EXPENSE OR COST ARISING OUT OF A TRANSACTION EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THIS PROSPECTUS EVEN IF SUCH TRANSACTION RESULTS FROM ANY FRAUDULENT OR UNAUTHORIZED INSTRUCTIONS.

                 INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Income dividends will normally be paid on the Income Funds at the frequency noted in the following table. Except for Short Government Fund, income dividends will normally be declared on the fourth Business Day prior to the end of the dividend period, payable on the following Business Day, to shareholders of record on the day prior to the declaration date. Distributions of any capital gains will normally be paid annually in December.

         FREQUENCY                                   FUND
         ---------                                   ----
         Monthly                Short and Intermediate Bond Fund,
                                Intermediate Mortgage Fund, Bond Fund

         Quarterly              Global Bond Fund

         Daily*                 Short Government Fund

--------------------
*Dividends declared daily and paid monthly on the third Business Day prior to month end.

     All dividends and distributions declared by a Fund will be reinvested in additional shares of the Fund at net asset value on the "Ex-Dividend" date (unless the shareholder has elected to receive dividends or distributions in cash or invest them in shares of the Money Market Fund). An election may be changed by delivering written notice to the Fund at least ten Business Days prior to the payment date.

                            MANAGEMENT OF THE FUNDS
                                    TRUSTEES

     Information concerning the Trustees, including their names, positions and principal occupations during the past five years, is contained in the SAI.

                               INVESTMENT MANAGER

     It is the Manager's responsibility to select, subject to review and approval by the Trustees, the Asset Managers who have distinguished themselves by able performance in their respective areas of expertise in asset management and to continuously monitor their performance. The Manager and its corporate predecessors have had over 20 years of experience in evaluating investment advisers for individuals and institutional investors. In addition, the Manager employs the services of a consultant specializing in appraisal and comparison of investment managers to assist in evaluating asset managers. The Manager is also responsible for conducting all operations of the Funds except those operations contracted to the Custodian and to the Transfer Agent.

     The Trust has received an exemptive order from the Securities and Exchange Commission (the "SEC") permitting the Manager, subject to certain conditions, to enter into sub-advisory agreements with Asset Managers approved by the Trustees without obtaining shareholder approval. The order also permits the Manager, subject to the approval of the Trustees but without shareholder approval, to employ new Asset Managers for new or existing Funds, change the terms of particular sub-advisory agreements or continue the employment of existing Asset Managers after events that would cause an automatic termination of a sub-advisory agreement. Although shareholder approval is not required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of the majority of the outstanding shares of the Fund. Shareholders will be notified of any Asset Manager changes.

     The following table sets forth the maximum annual management fee rates currently paid by each Income Fund, the annual asset management fee rates paid by the Manager to each Asset Manager for a particular Fund and the actual management fee paid, each expressed as a percentage of the Fund's average daily net assets.

                                                                TOTAL
                                                              MANAGEMENT
                                   TOTAL         ASSET      FEE PAID DURING
                                MANAGEMENT    MANAGEMENT    THE YEAR ENDED
       NAME OF FUND                 FEE           FEE      DECEMBER 31, 1996
       -----------              ----------    ----------   -----------------
Short Government
     Fund ....................     0.45%        0.20%           0.20%*
Short and Intermediate
     Bond Fund ...............     0.50%        0.25%           0.50%
Intermediate Mortgage
     Fund ....................     0.45%        0.20%           0.45%
Bond Fund ....................     0.625%       0.25%          0.625%
Global Bond Fund .............     0.70%   0.35% on 1st         0.70%
                                           $20 million,
                                         0.25% thereafter

--------------------
*Reflects voluntary fee waivers by the Manager which may be modified or terminated at any time at the sole discretion of the Manager.

                                 ASSET MANAGERS

     The  following  sets  forth  certain  information  about  each of the Asset
Managers:

SHORT GOVERNMENT FUND
     Jennison Associates Capital Corp. ("Jennison")--The firm was founded in 1969 and is a wholly-owned subsidiary of The Prudential Insurance Company of America. As of December 31, 1996, assets under management totaled $33.1 billion. Its address is One Financial Center, Boston, MA 02111.

     Thomas F. Doyle serves as the portfolio manager of the Short Government Fund. He is a Director and Executive Vice President of Jennison, responsible for fixed income portfolio management. He has been with Jennison since 1987.

SHORT AND INTERMEDIATE BOND FUND
     Standish, Ayer & Wood, Inc. ("SAW")--The firm, founded in 1933, is a privately owned corporation with 19 directors (two of whom each own more than 10% equity in the firm). The firm offers equity, balanced and fixed income management. As of December 31, 1996, the firm managed more than $30.6 billion in assets. Its address is One Financial Center, Suite 26, Boston, MA 02111.

     Howard B. Rubin serves as the portfolio manager of the Short and Intermediate Bond Fund. He is a Director of SAW, responsible for fixed income portfolio management. He has been with SAW since 1984.

INTERMEDIATE MORTGAGE FUND
     Jennison Associates Capital Corp. -- See Short Government Fund for a description.

     Michael Porreca and John Feingold are the portfolio managers of the Intermediate Mortgage Fund. They are both Directors and Senior Vice Presidents of Jennison, responsible for fixed income portfolio management. Mr. Porreca has served in this capacity since November 1992; prior to that time he served in a similar capacity with Dewey Square Investors. Mr. Feingold has been with Jennison since January 1993. Prior to that time he served as a Director and head of the CMO desk at Salomon Brothers.

BOND FUND
     Loomis, Sayles & Company, Inc.--The firm was established in 1926 and is a wholly-owned but autonomous subsidiary of New England Investment Companies. As of December 31, 1996, assets under management totaled $50.5 billion. Its address is One Financial Center, Boston, MA 02110.

     Daniel J. Fuss, C.F.A., has been the Fund's co-portfolio manager since its inception in 1984 and has been the sole portfolio manager since March 1993. He is a Managing Director of Loomis, Sayles & Company, Inc., a position he has held since 1976.

GLOBAL BOND FUND
     Rogge Global Partners plc.--The firm was established in 1984 and is owned by United Asset Management, a public company. As of December 31, 1996, assets under management totaled $3.9 billion. Its address is 5-6 St. Andrews Hill, London, England EC4V-5BY.

     Olaf Rogge has been the Fund's portfolio manager since the Fund's commencement of operations. Mr. Rogge is Managing Director and Principal Executive of Rogge Global Partners, which he founded in 1984.

      ADMINISTRATION AND SHAREHOLDER SERVICING; DISTRIBUTOR; TRANSFER AGENT

     ADMINISTRATOR. The Managers Funds, L.P. serves as the Trust's administrator (the "Administrator") and has overall responsibility, sub-ject to the review of the Trustees, for all aspects of managing the Trust's operations, including administration and shareholder services to the Trust, its shareholders and certain institutions, such as bank trust departments, dealers and registered investment advisers, that advise or act as an intermediary with the Trust's shareholders ("Shareholder Representatives"). The Administrator is paid at the rate of 0.25% per annum of each Income Fund's average daily net assets, except for the Short Government Fund where the administrator is currently waiving its fee of 0.20%.

     Administrative services include (i) preparation of Fund performance information; (ii) responding to telephone and in-person inquiries from shareholders and Shareholder Representatives regarding matters such as account or transaction status, net asset value of Fund shares, Fund performance, Fund services, plans and options, Fund investment policies and portfolio holdings and Fund distributions and the taxation thereof; (iii) preparing, soliciting and gathering shareholder proxies and otherwise communicating with shareholders in connection with shareholder meetings; (iv) maintaining the Trust's registration with Federal and state securities regulators; (v) dealing with complaints and correspondence from shareholders directed to or brought to the attention of the Administrator; (vi) supervising the operations of the Trust's Transfer Agent; and (vii) such other administrative, shareholder and shareholder related services as the parties may from time to time agree in writing.

     DISTRIBUTOR. The Managers Funds, L.P. serves as distributor of the shares of the Trust. Its address is 40 Richards Avenue, Norwalk, CT 06854.

     TRANSFER AGENT. State Street Bank and Trust Co. serves as the Trust's Transfer Agent.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Each Asset Manager is responsible for decisions to buy and sell securities for each Fund or component of a Fund that it manages, as well as for broker-dealer selection in connection with such portfolio transactions. In the case of securities traded on a principal basis, transactions are effected on a "net" basis, rather than a transaction charge basis, with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked prices, which provides the opportunity for a profit or loss to the dealer. Transactions in other securities are effected on a transaction charge basis where the broker acts as agent and receives a commission in connection with the trade. In effecting securi-
ties transactions, each Asset Manager is responsible for obtaining best price and execution of orders. The dealer spread or broker's commission charged in connection with a transaction is a component of price and is considered together with other relevant factors. Any of the Funds may effect securities transactions on a transaction charge basis through a broker-dealer that is an affiliate of the Manager or of one of that Fund's Asset Managers in accordance with procedures approved by the Trustees. However, unless an exemptive order is obtained from the Securities and Exchange Commission no Asset Manager for a Fund or its affiliated broker-dealer may act as principal in any portfolio transaction for any Fund with which it is an affiliate, and no affiliate of the Manager may act as principal in a portfolio transaction for any of the Funds.

                             PERFORMANCE INFORMATION

     From time to time the Funds may advertise "yield" and or "total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

                                      YIELD

     The Funds may advertise "yield." Yield refers to income generated by an investment in the Fund during a 30-day (or one month) period. This income is then annualized. That is, the amount of income generated during the period is assumed to be generated during each 30-day (or one month) period over a one-year period and is shown as a percentage of the investment.

                                  TOTAL RETURN

     Each of the Funds may include total return figures in its advertisements. In calculating total return, the net asset value per share at the beginning of the period is subtracted from the net asset value per share at the end of the period (after assuming and adjusting for the reinvestment of any income dividends and capital gains distributions), and the result is divided by the net asset value per share at the beginning of the period to ascertain the total return percentage.

     A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from industry publications, business periodicals, rating services and market indices. For more detailed information on performance calculations and comparisons, see "Performance Information" in the SAI.

     The Trust's annual report contains additional performance information and is available upon request without charge.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust offers a single class of shares of beneficial interest, without par value, and currently offers eleven series of its shares as described in the Trust's Prospectuses. The Trustees have the authority to create new series of shares in addition to the existing eleven series without the requirement of a vote of shareholders of the Trust.

     Shares of each Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or the provisions of the Trust's Declaration of Trust or by-laws, they may be entitled to vote. On matters relating to all Funds and affecting all Funds in the same manner, shareholders of all Funds are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required.

     The Trust and its Funds are not required, and do not intend, to hold annual meetings of shareholders, under normal circumstances. The Trustees or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. The Trustees will call a special meeting of shareholders of a Fund upon written request of the holders of at least 10% of that Fund's shares.

     Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's obligations to third parties, and that every written contract made by the Trust shall contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify shareholders and Trustees against such liabilities and any related claims and expenses. The Trust will not indemnify a Trustee when the loss is due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

     A lawsuit seeking class action status has been filed against Managers Intermediate Mortgage Fund, the Manager and the Trust, among other defendants in the United States District Court for the District of Connecticut in September, 1994. The plaintiffs seek unspecified damages based upon losses alleged in the fund named above. The parties have now entered into an agreement to settle all claims by the purported class. However, the settlement is subject to court approval and certain other conditions, such as the minimum percentage of class members agreeing to participate in the settlement. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuit, as well as Managers Short Government Fund and Managers Short and Intermediate
Bond Fund. The parties have now entered into an agreement to settle all claims by this customer and the settlement is conditional on, among other things, the settlement of the class action lawsuit. Certain other customers, who are potentially members of the plaintiff class in the class action lawsuit referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Manangement continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.


                                 TAX INFORMATION

     Each Fund has qualified and intends to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), under which each Fund is regarded as a separate regulated investment company.

     All dividends and distributions designated as capital gains are generally taxable to shareholders whether received in cash or additional shares.

     Although distributions are generally taxable to a shareholder in the taxable year in which the distribution is made, dividends declared in October, November or December of a taxable year with a record date in such a month and actually received during the following January, will be taxed as though received by the shareholder on December 31 of such year.

     Generally, each Fund is required to back-up withhold 31% of distributions paid to a shareholder who fails to provide a social security or taxpayer identification number and certify that such number is correct and that such shareholder is not subject to, or is otherwise exempt from, back-up withholding.

     Shareholders should consult their own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment with respect to their own tax situation. For more information concerning taxes, see "Tax Information" in the SAI.

                               SHAREHOLDER REPORTS

     Shareholders will receive annual and semi-annual reports which include financial statements showing the results of operations, investment portfolio and other information of the Funds in which they have invested. Shareholders will also receive annual tax statements indicating the tax status of distributions made during the year. Confirmations of transactions will be sent to shareholders following purchases, redemptions or exchanges by the shareholder, and quarterly statements of account will be sent to all shareholders.

                               THE MANAGERS FUNDS

                      WHERE LEADING MONEY MANAGERS CONVERGE
Fund Distributor
The Managers Funds, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-3879

Custodian
State Street Bank and Trust
   Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Legal Counsel
Shereff, Friedman, Hoffman &
   Goodman, LLP
919 Third Avenue
New York, New York 10022

Transfer Agent
Boston Financial Data
   Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800)252-0682

The Managers Funds

EQUITY FUNDS:
INCOME EQUITY FUND
   Scudder Kemper Investments, Inc.
   Chartwell Investment Partners, L.P.
CAPITAL APPRECIATION FUND
   Essex Investment Management
   Company, Inc.
   Husic Capital Management
SPECIAL EQUITY FUND
   Liberty Investment Management
   Pilgrim Baxter & Associates
   Westport Asset Management, Inc.
   Kern Capital Management LLC
INTERNATIONAL EQUITY FUND
   Scudder Kemper Investments, Inc.
   Lazard, Fre`res Asset
     Management Co.
EMERGING MARKETS
 EQUITY FUND

   Montgomery Asset Management, LLC
   State Street Global Advisors


INCOME FUNDS:
MONEY MARKET FUND
   J.P. Morgan
SHORT GOVERNMENT FUND
   Jennison Associates Capital Corp.
SHORT AND INTERMEDIATE
 BOND FUND
   Standish, Ayer & Wood, Inc.
INTERMEDIATE MORTGAGE
 FUND
   Jennison Associates Capital Corp.
BOND FUND
   Loomis, Sayles & Company, Inc.
GLOBAL BOND FUND
   Rogge Global Partners







MONEY MARKET FUND
------------------------
PROSPECTUS
dated December 29, 1997
------------------------
WHERE LEADING MONEY MANAGERS CONVERGE

                               The Managers Funds

                               THE MANAGERS FUNDS
                                   PROSPECTUS
                            DATED DECEMBER 29, 1997

                               MONEY MARKET FUND


     MANAGERS MONEY MARKET FUND -- (the "Money Market Fund" or the "Fund") seeks to maximize current income and maintain a high level of liquidity. It is designed for investors who seek to preserve capital and earn current income from a portfolio of high quality money market instruments.


     UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PRIME MONEY MARKET PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND INVESTS IN THE PORTFOLIO THROUGH A TWO-TIER MASTER-FEEDER INVESTMENT FUND STRUCTURE. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE" ON PAGE 8.

     This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. It should be retained for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI"), dated December 29, 1997, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. A copy of the SAI may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, Connecticut 06854, (800) 835-3879 or (203) 857-5321.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT, MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR. ALTHOUGH THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO CONTINUE TO DO SO.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                     PAGE
                                                                     -----
Illustrative Expense Information ......................................  3
Summary ...............................................................  4
Financial Highlights ..................................................  5
Special Information Concerning Investment Structure ...................  8
Investment Objective and Policies .....................................  9
Additional Investment Information and Risk Factors .................... 11
Investment Restrictions ............................................... 15
Management of the Fund and the Portfolio .............................. 16
Purchase and Redemption of Fund Shares ................................ 18
Net Asset Value ....................................................... 24
Performance Information ............................................... 25
Description of Shares, Voting Rights and Liabilities .................. 26
Tax Information ....................................................... 27
Shareholder Reports ................................................... 28

                        ILLUSTRATIVE EXPENSE INFORMATION

     The following tables provide the investor with information concerning the aggregate annual operating expenses of the Money Market Fund and the Portfolio. Investors incur no sales load on purchases of shares or on reinvested dividends and distributions, nor any deferred sales load upon redemption. There are no redemption fees, exchange fees or Rule 12b-1 fees.

     The Trustees of the Trust believe that at current asset levels the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities.


     ANNUAL OPERATING EXPENSES* (AFTER FEE WAIVER):

     The expenses set forth below reflect a waiver by the Fund Administrator of its fee of 0.25%. See "Management of the Fund and the Portfolio."

                                                  TOTAL
                       MANAGEMENT      OTHER    OPERATING
                           FEE       EXPENSES   EXPENSES
                       ----------    --------   ---------
                          0.12%        0.38%      0.50%

--------------
* OTHER EXPENSES AND TOTAL OPERATING EXPENSES ARE EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS OF THE FUND FOR ITS FISCAL YEAR ENDED NOVEMBER 30, 1996, AND HAVE BEEN RESTATED TO REFLECT THE FEE WAIVER AND THE ABSENCE OF ANY EXPENSE REIMBURSEMENT IN EFFECT ON THE DATE OF THIS PROSPECTUS. THESE NUMBERS DO NOT REFLECT CURRENT ASSETS OF EITHER THE FUND OR THE FUND FAMILY AND ARE THEREFORE NOT NECESSARILY INDICATIVE OF WHAT A SHAREHOLDER MAY PAY. IN THE ABSENCE OF THE FEE WAIVER, OTHER EXPENSES AND TOTAL OPERATING EXPENSES, BASED ON THE FUND'S FISCAL 1996 AVERAGE NET ASSETS OF $28 MILLION AND THE PORTFOLIO'S AVERAGE NET ASSETS OF $3.5 BILLION, WOULD HAVE BEEN 0.62% AND 0.75%, RESPECTIVELY.

     THE FEE  WAIVER  MAY BE  MODIFIED  OR  TERMINATED  AT ANY  TIME AT THE SOLE
DISCRETION  OF  THE  FUND  ADMINISTRATOR.   FOR  INFORMATION  REGARDING  CURRENT
OPERATING EXPENSES OF THE FUND, CALL (800)835-3879.


EXAMPLES
     An investor would pay the following expenses on a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, and (3) continuation of any currently applicable waivers of management fees. As noted above, the Fund does not charge any redemption fees or deferred sales loads of any kind.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                   FUND                      1 YEAR  3 YEARS  5 YEARS 10 YEARS
                   ----                      ------  -------  ------- --------
Money Market Fund.........................     $5      $16      $28      $63


     The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear. The fees and expenses included in Other Expenses include the fees paid to the Fund Administrator under the Administration and Shareholder Services Agreement, the fees paid to Morgan under the Portfolio's Administrative Services Agreement, the fees paid to Funds Distributor Inc. ("FDI") under the Portfolio's Co-Administration Agreement, the fees paid to Pierpont Group, Inc. under the Portfolio Fund Services Agreement, the fees paid to State Street Bank and Trust Company as custodian and transfer agent, and other usual and customary expenses of the Fund and the Portfolio. For a more detailed description of contractual fee arrangements and of the fees and expenses included in Other Expenses, see "Management of the Fund and the Portfolio" and "Administration and Shareholder Servicing; Distributor; Transfer Agent."

                                     SUMMARY
                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS


     The Managers Funds (the "Trust") is a no-load, open-end, management investment company organized as a Massachusetts business trust, currently composed of the following eleven separate series:

     Managers Income Equity Fund           Managers Short Government Fund
 Managers Capital Appreciation Fund   Managers Short and Intermediate Bond Fund
    Managers Special Equity Fund         Managers Intermediate Mortgage Fund
 Managers International Equity Fund           Managers Global Bond Fund
Managers Emerging Markets Equity Fund            Managers Bond Fund
                                             Managers Money Market Fund

     This Prospectus relates only to the Money Market Fund. For more complete information about the other series (the "Equity Funds" and the "Income Funds") call (800) 835-3879 or (203) 857-5321. Read the prospectus carefully before you invest.


     Each of the Funds has distinct investment objectives and strategies. There is, of course, no assurance that a Fund will achieve its investment objectives.

                        PURCHASE AND REDEMPTION OF SHARES

     The minimum initial investment in the Fund is $2,000 ($500 for IRAs). For information on eligible investors and how to purchase and redeem shares of the Fund, see "Purchase and Redemption of Fund Shares."

                              FINANCIAL HIGHLIGHTS


     The following table presents financial highlights for the Money Market Fund, for the last twelve fiscal periods, through May 31, 1997. The information has been derived from the financial statements of the Trust which have been audited by independent public accountants Coopers & Lybrand L.L.P. for the years ended December 31, 1993 and December 31, 1994, the period January 1, 1995 to November 30, 1995, and the fiscal year ended November 30, 1996, and by other accountants prior to 1993, and should be read in conjunction with such financial statements. See "Financial Statements" in the SAI.

FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)
--------------------------------------------------------------------------------
MANAGERS MONEY MARKET FUND
--------------------------------------------------------------------------------



                           SIX MONTHS
                              ENDED      YEAR    ELEVEN MONTHS
                              MAY 31,   ENDED       ENDED         YEAR ENDED
                               1997   NOVEMBER 30, NOVEMBER 30,    DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                                ---------------  ---------------------------------------------------
                            (UNAUDITED)   1996        1995       1994       1993      1992        1991        1990        1989
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD    $1.000    $1.000      $1.000     $1.000     $1.000    $1.000       $1.000      $1.000     $1.000
                              ------    ------      ------     ------     ------    ------       ------      ------     ------
INCOME FROM INVESTMENT
       OPERATIONS:
   Net investment income(d)    0.026     0.054       0.044      0.035      0.022     0.030        0.054       0.081      0.090
   Net realized and unrealized
     gain on investments          --        --          --         --         --        --        0.003          --         --
                              ------    ------      ------     ------     ------    ------       ------      ------     ------
      Total from investment
         operations            0.026     0.054       0.044      0.035      0.022     0.030        0.057       0.081      0.090
                              ------    ------      ------     ------     ------    ------       ------      ------     ------
LESS DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income      (0.026)   (0.054)     (0.044)    (0.035)    (0.022)   (0.030)      (0.054)     (0.081)    (0.090)
   Net realized gain on
     investments                  --        --          --         --         --        --       (0.003)         --         --
                              ------    ------      ------     ------     ------    ------       ------      ------     ------
      Total distributions to
         shareholders         (0.026)   (0.054)     (0.044)    (0.035)    (0.022)   (0.030)      (0.057)     (0.081)    (0.090)
                              ------    ------      ------     ------     ------    ------       ------      ------     ------
NET ASSET VALUE, END
   OF PERIOD                  $1.000    $1.000      $1.000     $1.000     $1.000    $1.000       $1.000      $1.000     $1.000
                              ======    ======      ======     ======     ======    ======       ======      ======     ======
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(c)                 5.26%(b)  5.53%       4.51%(b)   3.61%      2.48%     3.12%        5.35%       7.66%      8.73%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to
   average net assets(d)        0.31%(b)  0.12%       1.13%(b)   0.73%      0.74%     0.67%        0.57%       0.27%      0.16%
Ratio of net investment income
   to average net assets(d)     5.22%(b)  5.35%       4.85%(b)   3.84%      2.48%     3.05%        5.69%       8.09%      9.12%
Net assets at end of period
   (000's omitted)           $45,429   $36,091     $11,072    $17,269     $7,368    $9,320       $4,868     $14,944    $83,743
------------------------------------------------------------------------------------------------------------------------------------
Expense Waiver(a)
-----------------
Ratio of total expenses to
   average net assets           0.71%(b)  0.75%       1.18%(b)   1.03%      0.99%     0.98%        1.06%       0.32%      N/A
Ratio of net investment income
   to average net assets        4.82%(b)  4.71%       4.80%(b)   3.54%      2.23%     2.74%        5.21%       8.04%      N/A
====================================================================================================================================


                                       SEVEN MONTHS      YEAR
                                          ENDED          ENDED
    YEAR ENDED DECEMBER 31,             DECEMBER 31,     MAY 31
 ------------------------------------
                               1988         1987          1987
-----------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD    $1.000       $1.000       $1.000
                              ------       ------       ------
INCOME FROM INVESTMENT
       OPERATIONS:
   Net investment income(d)    0.075        0.042        0.063
   Net realized and unrealized
     gain on investments       0.010        0.001        0.001
                              ------       ------       ------
      Total from investment
         operations            0.085        0.043        0.064
                              ------       ------       ------
LESS DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income      (0.075)      (0.042)      (0.063)
   Net realized gain on
     investments              (0.010)      (0.001)      (0.001)
                              ------       ------       ------
      Total distributions to
         shareholders         (0.085)      (0.043)      (0.064)
                              ------       ------       ------
NET ASSET VALUE, END
   OF PERIOD                  $1.000       $1.000       $1.000
                              ======       ======       ======
-----------------------------------------------------------------
Total Return(c)                 7.25%        3.81%        5.83%
-----------------------------------------------------------------
Ratio of net expenses to
   average net assets(d)        0.16%        0.17%(b)     0.15%
Ratio of net investment income
   to average net assets(d)     7.35%        6.99%(b)     6.19%
Net assets at end of period
   (000's omitted)           $86,567     $103,041     $105,594
-----------------------------------------------------------------
Expense Waiver(a)
-----------------
Ratio of total expenses to
   average net assets           N/A          N/A          N/A
Ratio of net investment income
   to average net assets        N/A          N/A          N/A
=================================================================


(a) Ratio information assuming no waiver of investment advisory and management fees and/or administrative fees in effect for the periods presented, if applicable.
(b) Annualized.
(c) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(d) Does not reflect investment advisory and management fees paid directly to the Manager for periods prior to May 1990.


                                      6 & 7

                         SPECIAL INFORMATION CONCERNING
                              INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. The investment objective of the Fund or Portfolio may be changed only with the approval of the respective holders of the outstanding voting securities of the Fund and the Portfolio, as the case may be. Shareholders of the Fund shall receive 30 days prior written notice before any such change. Shareholders of the Fund have approved changes in fundamental investment restrictions and investment policy, permitting the Fund to invest in the Portfolio. The master-feeder investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

     In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Fund Administrator at (800) 835-3879.

     The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

     Certain changes in the Portfolio's investment objective, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio, which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Securities and Exchange Commission, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no impact on the outcome of such matters.

     For more information about the Portfolio's investment objective, policies and restrictions, see "Investment Objective and Policies," "Additional Investment Information and Risk Factors," and "Investment Restrictions." For more information about the Portfolio's management and expenses, see "Management of the Fund and the Portfolio."

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of each of the Fund and the Portfolio is described below, together with the policies each employs in its efforts to achieve this objective. Additional information about the investment policies of the Fund and the Portfolio appears in the SAI under "Investment Objective and Policies." There can be no assurance that the objective of the Fund or the Portfolio will be achieved.

     The Fund's investment objective is to maximize current income and maintain a high level of liquidity. The Fund is designed for investors who seek to preserve capital and earn current income from a portfolio of high quality money market instruments. The Fund attempts to achieve its objective by investing all of its investable assets in The Prime Money Market Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

     The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in high quality U.S. dollar-denominated securities which have effective maturities of 397 calendar days or less. The market value of obligations in which the Portfolio invests is not guaranteed and may rise and fall in response to changes in interest rates. The Portfolio's ability to achieve maximum current income is affected by its high quality standards (discussed below).


     UNITED STATES GOVERNMENT OBLIGATIONS. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export Import Bank. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association.

     BANK   OBLIGATIONS.   The   Portfolio  may  invest  in  high  quality  U.S.
dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. federal or state law, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

     COMMERCIAL PAPER; BONDS. The Portfolio may invest in high quality commercial paper and corporate bonds issued by U.S. corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

     ASSET-BACKED SECURITIES. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt obligations.

     QUALITY INFORMATION. The Portfolio will limit its investments to those securities which, in accordance with guidelines adopted by the Portfolio's Trustees, present minimal credit risk. In addition, the Portfolio will not purchase any security (other than a U.S. Government security) unless (i) it is rated with the highest rating assigned to short-term debt by at least two nationally recognized statistical rating organizations such as Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's"), (ii) it is rated by only one agency with the highest such rating, or
(iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with procedures established by the Portfolio's Trustees. For a more detailed discussion of applicable quality requirements, see "Investment Objective and Policies" in the SAI. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment, subject in certain circumstances to a finding by the Portfolio's Trustees that disposing of the investment would not be in the Portfolio's best interest.

     The Portfolio may also invest in securities on a when-issued or delayed delivery basis and in certain privately placed securities. The Portfolio may also enter into repurchase and reverse repurchase agreements and lend its portfolio securities. For a discussion of these investments and for more information on foreign investments, see "Additional Investment Information and Risk Factors."


               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and, for fixed income securities, no interest accrues to the Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. The Portfolio maintains with the custo-dian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is currently the policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

     REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of the agreement usually ranges from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives as collateral securities with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and other Unregistered Securities" below.

     LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 33 1/3% of the value of the Portfolio's net assets. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three Business Days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances, including the credit-worthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year.

     Loans of portfolio securities may be considered extensions of credit by the Portfolio. The risks to the Portfolio with respect to borrowers of its portfolio securities are similar to the risks to the Portfolio with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements" above. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund or Portfolio, Morgan, the Portfolio Co-Administrator or the Distributor (each as defined below under "Management of the Fund and the Portfolio"), unless otherwise permitted by applicable law.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. See "Investment Restrictions" for investment limitations applicable to reverse repurchase agreements and other borrowings. For more information, see "Investment Objective and Policies" in the SAI. See "Investment Restrictions" for investment limitations applicable to reverse repurchase agreements and other borrowings.

     FOREIGN INVESTMENT INFORMATION. The Portfolio may invest in certain U.S. dollar-denominated foreign securities. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. The Portfolio may only invest in foreign securities that are not subject to foreign withholding tax.

     Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     SYNTHETIC INSTRUMENTS. The Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments; Privately Placed and Other Unregistered Securities."

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 10% of the Portfolio's net assets would be in illiquid investments. Subject to this fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees of the Portfolio. The Trustees of the Portfolio will monitor the Advisor's implementation of these guidelines on a periodic basis.

                             INVESTMENT RESTRICTIONS

     The investment objective of the Fund and the Portfolio, together with the investment restrictions described below and in the SAI, except as noted, are deemed fundamental policies, i.e., they may be changed only by a "vote of the holders of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund and the Portfolio, respectively. The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in another open-end investment company with the same investment objective and restrictions (such as the Portfolio). References below to the Fund's investment restrictions also include the Portfolio's investment restrictions.

     As a diversified investment company, 75% of the assets of the Fund are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Fund is subject to additional non-fundamental requirements governing non-tax exempt money market funds. These non-fundamental requirements generally prohibit the Fund from investing more than 5% of its total assets in the securities of any single issuer, except obligations of the U.S. Government and its agencies and instrumentalities.

     The Fund may not (i) acquire any illiquid securities if as a result more than 10% of the market value of its net assets would be in investments which are illiquid, (ii) enter into reverse repurchase agreements exceeding, together with any permitted borrowings, one-third of the market value of its total assets, less certain liabilities, (iii) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of borrowing, or purchase securities while borrowings exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowings in amounts up to 10% of the value of the Fund's net assets at the time of borrowing; or (iv) invest more than 25% of its assets in any one industry, except there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks.

     For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the SAI.

                    MANAGEMENT OF THE FUND AND THE PORTFOLIO

     TRUSTEES.   Information  concerning  the  Trustees  of  the  Fund  and  the
Portfolio, including their names, positions, and principal occupations during the past five years, is contained in the SAI.

          The Portfolio has entered into a Portfolio Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees of the Portfolio in exercising their overall supervisory responsibilities for the Portfolio's affairs. The fees to be paid under the agreement approximate the reasonable cost of Pierpont Group, Inc. in providing these services to the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. Pierpont Group, Inc. was organized in 1989 at the request of the Trustees of The Pierpont Family of Funds for the purpose of providing these services at cost to these funds. See "Trustees and Officers" in the SAI. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017. See "Administration; Custodian and Transfer Agent; and Distributor."


     ADVISOR. The Fund has not retained the services of an investment advisor because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of Morgan as Investment Advisor. Morgan, with principal offices at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients with combined assets under management of over $234 billion. Morgan provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Portfolio's Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. See "Investment Advisor and Administrative Services Agent" in the SAI.


     Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and his business experience for the past five years is indicated parenthetically): Robert R. Johnson, Vice President (since June, 1988, employed by Morgan since prior to 1992) and Daniel B. Mulvey, Vice President (since January, 1995, employed by Morgan since 1992).

     As compensation for the services rendered and related expenses borne by Morgan under the Investment Advisory Agreement with the Portfolio, the Portfolio has agreed to pay Morgan a fee, which is computed daily and may be paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion, and 0.10% of average daily net assets in excess of $1 billion.

     Under a separate agreement, Morgan also provides administrative and related services to the Portfolio. See " Investment Advisor and Administrative Services Agent" in the SAI.

ADMINISTRATION; CUSTODIAN AND TRANSFER AGENT; AND DISTRIBUTOR

     PORTFOLIO CO-ADMINISTRATOR. Pursuant to a Co-Administration Agreement with the Portfolio, FDI serves as the Co-Administrator for the Portfolio. FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Portfolio; (ii) provides officers for the Portfolio; (iii) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (iv) maintains related books and records. For its services under the Co-Administration Agreement, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of its net assets to the aggregate net assets of the Portfolio and certain other registered investment companies subject to similar agreements with FDI.

     FUND ADMINISTRATOR. The Managers Funds, L.P. serves as the Fund's administrator and shareholder servicing agent (the "Fund Administrator") and has overall responsibility, subject to the review of the Trustees of the Trust, for all aspects of managing the Fund's operations, including administration and shareholder services to the Fund, its shareholders and certain institutions, such as bank trust departments, dealers and registered investment advisers, that advise or act as an intermediary with the Fund's shareholders ("Shareholder Representatives"). At the date of this Prospectus, the Fund has agreed to pay a fee to the Fund Administrator at the rate of 0.25% per annum of the Fund's average daily net assets. As of the date of this prospectus, the Fund Administrator is voluntarily waiving all of its fee.

     Administrative services include (i) preparation of Fund performance information; (ii) responding to telephone and in-person inquiries from shareholders and shareholder representatives regarding matters such as account or transaction status, net asset value of Fund shares, Fund performance, Fund services, plans and options, Fund investment policies and Fund distributions and the taxation thereof; (iii) preparing, soliciting and gathering shareholder proxies and otherwise communicating with shareholders in connection with shareholder meetings; (iv) maintaining the Trust's registration with federal and state securities regulators; (v) dealing with complaints and correspondence from shareholders directed to or brought to the attention of the Fund Administrator;
(vi) supervising the operations of the Fund's Transfer Agent; and (vii) such other administrative, shareholder and shareholder-related services as the parties may from time to time agree to in writing.

     CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street Bank") serves as the Fund's and the Portfolio's custodian and fund accounting and transfer agent, and the Fund's dividend disbursing agent. State Street Bank also keeps the books of account for the Fund and the Portfolio.

          DISTRIBUTOR. The Managers Funds, L.P. serves as distributor of the shares of the Fund. Its address is 40 Richards Avenue, Norwalk, Connecticut 06854.

                     PURCHASE AND REDEMPTION OF FUND SHARES
                           HOW TO PURCHASE FUND SHARES

     Initial purchases of shares of the Fund may be made in a minimum amount of $2,000 ($500 for IRAs). Arrangements can also be made to open accounts with a $500 or $250 initial investment and an agreement to invest at least $50 or $100, respectively, per month until the minimum is attained. Call (800)835-3879 for more information on these arrangements. There is no minimum for additional investments, except for telephone Automated Clearing House ("ACH") purchases.

     Investors may purchase shares of the Fund through their financial planner or other investment professional who is (or who is associated with) an investment adviser registered with the Securities and Exchange Commission (a "Registered Investment Adviser") or directly from the Fund as indicated below. Shares may also be purchased by bank trust departments on behalf of their clients, other institutional investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans.

     The following shows the various methods for purchasing the Fund's shares. For more complete instructions, see the account application.

                            INITIAL INVESTMENT       ADDITIONAL INVESTMENTS
                            ------------------       ----------------------

Minimums:                   $2,000(or lower as        No minimum
Regular accounts            described above)


IRAs, IRA rollovers,        $500                      No minimum
 SEP and SIMPLE IRAs

       METHOD
       ------

Through your                Contact your investment   Send additional funds
investment professional     advisor, bank or other    to your investment
                            investment professional   professional at the
                                                      address appearing on
                                                      your account statement

Direct by mail              Send your account         Send letter of instruction
                            application and check     and check (payable to
                            (payable to The           The Managers Funds) to
                            Managers Funds) to        The Managers Funds
                            the address indicated on  c/o Boston Financial
                            the application           Data Service, Inc.
                                                      P.O. Box 8517
                                                      Boston, MA 02266-8517
                                                      Please include your
                                                      account # on your check

Direct Federal Funds       Call (800) 358-7668        Call the Transfer Agent
or Bank Wire               to notify the Transfer     at (800) 358-7668 prior
                           Agent, and instruct your   to wiring additional
                           bank to wire U.S. funds    funds
                           to:
                           ABA #011000028
                           State Street Bank &
                             Trust Company
                           Boston, MA 02101
                           BFN--The Managers
                             Funds
                           AC 9905-001-5
                           FBO--Shareholder Name

By telephone               Only for established        Call the Transfer Agent
                           accounts with ACH priv-     at (800) 252-0682
                           ileges. Call (800)-252-     Minimum investment:
                           0682 with instructions      $100
                           for the Transfer Agent

     The employees and their families of The Managers Funds, L.P. and selected dealers and their authorized representatives who are engaged in the sale of Fund shares, may purchase shares of the Fund without regard to a minimum initial investment.

     Certain states may require Registered Investment Advisers that purchase Fund shares for customers in those states to register as broker-dealers.

     Fund shares are offered and orders accepted on each Business Day (a day on which the New York Stock Exchange ("NYSE") and Federal Reserve Bank are open for trading). The Fund may limit or suspend the offering of shares of the Fund at any time and may refuse, in whole or in part, any order for the purchase of shares.


     Purchase orders received by the Fund, c/o Boston Financial Data Services, Inc. (the "Transfer Agent") at the address listed on the back cover of this prospectus, prior to 4:00 p.m., New York time, on any Business Day will receive the offering price computed that day. See "Income, Dividends and Capital Gains Distributions." HOWEVER, THE TIME UNTIL WHICH ORDERS ARE ACCEPTED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF THE NYSE CLOSES AT A TIME OTHER THAN 4:00 P.M.
New York time. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Fund. The Fund cannot accept orders transmitted to it at the address indicated on the cover page of this prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt no later than the next Business Day.

     Federal Funds or Bank Wires used to pay for purchase orders of the Fund must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Fund.

     Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust
Company will be accepted. To ensure that checks are collected by the Fund, redemptions of shares purchased by check, or exchanges from such shares, are not effected until 15 days after the date of purchase, unless arrangements are made with the Administrator.

          If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account to enable an ACH, the transaction will be canceled and you will be responsible for any loss the

Fund incurs. For current shareholders, the Fund can redeem shares from any identically registered account in the Fund or any other series of the Trust as reimbursement for any loss incurred. The Trust may prohibit or restrict all future purchases in the Fund in the event of any nonpayment for shares.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Fund's books maintained by the Transfer Agent.

                                REDEEMING SHARES


     Any redemption orders received by the Fund as indicated below before 4:00 p.m. New York time on any Business Day will receive the net asset value determined at the close of trading on the NYSE on that day. Payments for wire redemption orders received prior to 4:00 p.m. will be sent out that day. In addition, purchases made with immediately available funds, which are received by the Fund prior to 4:00 p.m., will receive the daily income dividend declared on that day. HOWEVER, THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF THE NYSE CLOSES AT A TIME OTHER THAN
4:00 P.M. New York time. The Trust cannot accept redemption orders transmitted to it at the address indicated on the cover page of the prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt by the next Business Day. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Fund will exercise its right to redeem shareholder accounts will be determined by the Fund Administrator on a case-by-case basis. No interest will accrue on amounts represented by uncashed redemption (or distribution) checks.


             METHOD                                 INSTRUCTIONS
             ------                                 ------------
By mail--write to                          Send a letter of instruction which
The Managers Funds                         specifies the name of the Fund,
c/o Boston Financial Data                  dollar amount or number of shares
 Services, Inc.                            to be sold, your name and account
P.O. Box 8517                              number. This letter must be signed
Boston, MA 02266-8517                      by all owners of the shares in the
                                           exact  manner in which they
                                           appear on the account.

              METHOD                                 INSTRUCTIONS
              ------                                 ------------

                                           In the case of estates, trusts,
                                           guardianships,  custodianships,
                                           corporations and pension and profit
                                           sharing  plans,  other  supporting
                                           legal  documentation  is required.

 By telephone                              For shareholders who have elected
                                           telephone  redemption privileges on
                                           their applications, telephone the
                                           Trust at (800) 252-0682.


By contacting your investment
professional

By writing a check                          For shareholders who have elected
                                            the checkwriting option with State
                                            Street Bank and Trust Company,
                                            see "Investor Services--
                                            Checkwriting Privilege" below.



                                INVESTOR SERVICES

     AUTOMATIC REINVESTMENT PLAN allows dividends or capital gains distributions to be reinvested in additional shares, unless you elect to receive cash.

     AUTOMATIC INVESTMENTS of preauthorized amounts from private bank accounts can be made monthly, quarterly or annually. The amount you specify will be deducted from your bank account on the day you specify.

     SYSTEMATIC WITHDRAWALS of $100 or more from the Fund can be made monthly by shareholders.

     DOLLAR COST AVERAGING allows for regular automatic exchanges from any Fund to one or more other series of the Trust through the Automatic Investment service above. Before investing in the Trust's Equity Funds or Income Funds, shareholders must obtain a prospectus from the Trust describing those Funds.

     INDIVIDUAL  RETIREMENT  ACCOUNTS,   including  SEP  and  SIMPLE  IRAs,  IRA
rollovers and 403(b) accounts, are available to shareholders at no additional cost.

          CHECKWRITING PRIVILEGE is available to shareholders of the Fund. Participating shareholders must return a completed signature card and authorization form, and will be provided a supply of checks. Checks may be drawn for amounts between $500 and $500,000. When such a check is presented to State Street Bank for payment, a sufficient number of full and fractional shares will be redeemed from the shareholder's account to cover the amount of the check.

     The check redemption privilege for withdrawal enables a shareholder to receive dividends declared on the shares to be redeemed (up to and including the day of redemption) until such time as the check is processed. Because of this, the check redemption privilege is not appropriate for a complete liquidation of a shareholder's account. If the amount of a withdrawal check is greater than the value of the shares held in the shareholder's account the check will be returned unpaid, and the shareholder may be subject to additional charges.

     The Fund and State Street Bank each reserve the right at any time to suspend or limit the procedure permitting withdrawals by check.

     EXCHANGE PRIVILEGE permits shareholders of the Fund to exchange their shares for shares of any of the other series of the Trust at the relative net asset value per share. Exchange transactions may be made by writing to the Fund (see "Redeeming Shares"), by contacting your investment professional, via the Telephone Exchange Privilege (unless you have declined this option) or on your signed account application. Call Investors Services at (800) 252-0682 to utilize the Telephone Exchange Privilege. Shareholders must receive a prospectus describing the Equity Funds or Income Funds of the Trust before requesting an exchange into one or more of those series. By requesting an exchange into one of those series, shareholders are deemed to confirm receipt of the prospectus describing the Trust's Equity Funds and/or Income Funds.

     The exchange privilege is offered to shareholders for their convenience and use consistent with their investment objectives. It is not offered as a short-term market timing service. The Trust reserves the right to refuse exchange orders from shareholders who have previously been advised that their frequent use of the exchange privilege is, in the opinion of the Fund Administrator, inconsistent with the orderly management of the Funds' portfolios.

     THE FUND AND ITS TRANSFER AGENT WILL EMPLOY REASONABLE PROCEDURES TO VERIFY THE GENUINENESS OF TELEPHONIC REDEMPTION OR EXCHANGE REQUESTS. IF SUCH PROCEDURES ARE NOT FOLLOWED, THE FUND OR ITS TRANSFER AGENT MAY BE LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS. THESE PROCEDURES INVOLVE REQUIRING CERTAIN PERSONAL IDENTIFICATION INFORMATION.

     THE ABOVE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND MAY BE LEGALLY OFFERED, AND MAY BE TERMINATED OR MODIFIED BY THE FUND AT ANY TIME UPON 60 DAYS WRITTEN NOTICE TO SHAREHOLDERS. NEITHER THE FUND, THE DISTRIBUTOR, THE FUND'S CUSTODIAN, THE TRANSFER AGENT, NOR THEIR RESPECTIVE OFFICERS AND EMPLOYEES, WILL BE LIABLE FOR ANY LOSS, EXPENSE OR COST ARISING OUT OF A TRANSACTION EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THIS PROSPECTUS EVEN IF SUCH TRANSACTION RESULTS FROM ANY FRAUDULENT OR UNAUTHORIZED INSTRUCTIONS.

                 INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Income dividends and distributions of short-term capital gains or losses will normally be declared daily on all settled shares (including purchases made with immediately available funds prior to 3:00 p.m. on that day) and paid monthly on the third Business Day prior to month end. Distributions of any long term capital gains will normally be declared annually in December.


     All dividends and distributions declared by the Fund will be reinvested in additional shares of the Fund (unless the shareholder has elected to receive dividends or distributions in cash) at net asset value. An election may be changed by delivering written notice to the Fund at least ten Business Days prior to the payment date.

     In connection with the intention to maintain a constant $1.00 net asset value per share, the Trustees of the Trust have approved the following procedures in the event the Fund has a negative amount of net investment income on any day. Such a negative amount could occur, for instance, upon default by an issuer of a security held by The Money Market Portfolio. In such event, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared but unpaid during the month with respect to such account. If and to the extent that such negative amount exceeds such declared but unpaid dividends, the Trustees of the Trust would consider what other action might be taken, including reducing the number of its outstanding shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents its proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by its investment in the Fund.

                                 NET ASSET VALUE

          Net asset value per share for the Fund is determined by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the remainder by the number of its outstanding shares, rounded to the nearest cent. Expenses are accrued daily. The Portfolio values all portfolio securities by the amortized cost method. This method attempts to maintain for the Fund a constant net asset value per share of $1.00. No assurances can be given that this goal can be attained. The Fund's net asset value is computed at 4:00 p.m., New York time on Monday through Friday, except that the net asset value is not computed for the Fund on the holidays listed under "Net Asset Value" in the SAI and may be computed at earlier times as set forth in the SAI.

                             PERFORMANCE INFORMATION

     From time to time the Fund may advertise "yield" and/or "total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

                                      YIELD

     The Fund may advertise "current yield" and "effective yield." "Current yield" refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                                  TOTAL RETURN

     The Fund may include total return figures in its advertisements. In calculating total return, the net asset value per share at the beginning of the period is subtracted from the net asset value per share at the end of the period (after assuming and adjusting for the reinvestment of any income dividends and capital gains distributions), and the result is divided by the net asset value per share at the beginning of the period to ascertain the total return percentage.

     The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from industry publications, business periodicals, rating services and market indices. For more detailed information on performance calculations and comparisons, see "Performance Data" in the SAI.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust offers a single class of shares of beneficial interest, without par value, and currently offers eleven series of its shares as described in the Trust's prospectuses. The Trustees have the authority to create new series of shares in addition to the existing eleven series without the requirement of a vote of shareholders of the Trust.


     Shares of each series are entitled to one vote per share. Shareholders have the right to vote on all matters on which, by law or the provisions of the Trust's Declaration of Trust or by-laws, they may be entitled to vote. On matters relating to all series and affecting all series in the same manner, shareholders of all series are entitled to vote. On any matters affecting only one series, only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently, separate votes by series are required.

     The Trust and its series are not required, and do not intend, to hold annual meetings of shareholders, under normal circumstances. The Trustees or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. The Trustees will call a special meeting of shareholders of the Fund upon written request of the holders of at least 10% of the Fund's shares.

     Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's obligations to third parties, and that every written contract made by the Trust shall contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify shareholders and Trustees against such liabilities and any related claims and expenses. The Trust will not indemnify a Trustee when the loss is due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

      A lawsuit seeking class action status has been filed against Managers Intermediate Mortgage Fund, The Managers Funds, L.P. and the Trust, among other defendants in the United States District Court for the District of Connecticut in September, 1994. The plaintiffs seek unspecified damages based upon losses alleged in the fund named above. The parties have now entered into an agreement to settle all claims by the purported class. However, the settlement is subject to court approval and certain other conditions, such as the minimum percentage of class members agreeing to participate in the settlement.

For these and  other  reasons,  there  can be no  assurance  that the
settlement will be consummated.   In  addition,   a  non-class  action  lawsuit
based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuit, as well as Managers Short Government Fund and Managers Short and Intermediate Bond Fund. The parties have now entered into an agreement to settle all claims by this customer and the settlement is conditional on, among other things, the settlement of the class action lawsuit. Certain other customers, who are potentially members of the plaintiff class in the class action lawsuit referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.

                                 TAX INFORMATION

     The Fund has qualified and intends to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, under which the Fund is regarded as a separate regulated investment company. The Portfolio intends to qualify as an association treated as a partnership for federal income tax purposes. As such, the Portfolio should not be subject to tax. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership for federal income tax purposes.

     All dividends and distributions designated as capital gains are generally taxable to shareholders whether received in cash or additional shares.

     Although distributions are generally taxable to a shareholder in the taxable year in which the distribution is made, dividends declared in October, November or December of a taxable year with a record date in such a month and actually received during the following January, will be taxed as though received by the shareholder on December 31 of such year.

     Generally, the Fund is required to back-up withhold 31% of distributions paid to a shareholder who fails to provide a social security or taxpayer identification number and certify that such number is correct and that such shareholder is not subject to, or is otherwise exempt from, back-up withholding.

     A shareholder should consult its own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment of such shareholder with respect to its own tax situation. For more information concerning taxes, see "Tax Information" in the SAI.

                               SHAREHOLDER REPORTS

     Shareholders will receive annual and semi-annual reports which include financial statements showing the results of operations, investment portfolio and other information of the Fund and Portfolio. Shareholders will also receive annual tax statements indicating the tax status of distributions made during the year. Confirmations of transactions will be sent to shareholders following purchases, redemptions or exchanges by the shareholder, and quarterly statements of account will be sent to all shareholders.

                               THE MANAGERS FUNDS
                      WHERE LEADING MONEY MANAGERS CONVERGE

Fund Distributor
The Managers Funds, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-3879

Custodian
State Street Bank and Trust
   Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Legal Counsel
Shereff, Friedman, Hoffman &
   Goodman, LLP
919 Third Avenue
New York, New York 10022

Transfer Agent
Boston Financial Data
   Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800)252-0682


The Managers Funds
EQUITY FUNDS:
INCOME EQUITY FUND
   Scudder Kemper Investments, Inc.
Chartwell Investment Partners, L.P.
CAPITAL APPRECIATION FUND
   Essex Investment Management
   Company, Inc.
   Husic Capital Management
SPECIAL EQUITY FUND
   Liberty Investment Management
   Pilgrim Baxter & Associates
   Westport Asset Management, Inc.
   Kern Capital Management LLC
INTERNATIONAL EQUITY FUND
   Scudder Kemper Investments, Inc.
   Lazard, Freres Asset
   Management Co.

EMERGING MARKETS
 EQUITY FUND
   Montgomery Asset Management, LLC
   State Street Global Advisors

INCOME FUNDS:
MONEY MARKET FUND
   J.P. Morgan
SHORT GOVERNMENT FUND
   Jennison Associates Capital Corp.
SHORT AND INTERMEDIATE
 BOND FUND
   Standish, Ayer & Wood, Inc.
INTERMEDIATE MORTGAGE
 FUND
   Jennison Associates Capital Corp.
BOND FUND
   Loomis, Sayles & Company, Inc.
GLOBAL BOND FUND
   Rogge Global Partners






SAI

                         THE MANAGERS FUNDS
                 STATEMENT OF ADDITIONAL INFORMATION
                       dated December 29, 1997

           40 Richards Avenue, Norwalk, Connecticut 06854
                  Investor Services: (800) 835-3879

           This Statement of Additional Information relates to the Managers Income Equity Fund, Capital Appreciation Fund, Special Equity Fund, International Equity Fund, Emerging Markets Equity Fund,(collectively the "Equity Funds") and the Managers Short Government Fund, Short and Intermediate Bond Fund, Intermediate Mortgage Fund, Bond Fund, and Global Bond Fund (collectively the "Income Funds"), (each a "Fund" and collectively the "Funds") of The Managers Funds, a no-load, open-end management investment company, organized as a Massachusetts business trust (the "Trust"). Additional Information regarding the Managers Money Market Fund is contained separately in Managers Money Market Fund Statement of Additional Information.

            This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Prospectuses of the Funds, dated December 29, 1997, copies of which may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, CT 06854 (800) 835-3879 or (203) 857-5321.

           This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by effective prospectuses for the Funds.
                          TABLE OF CONTENTS


I.        INVESTMENT RESTRICTIONS                           1

II.       PORTFOLIO TURNOVER                                4

III.      TRUSTEES AND OFFICERS                             5

IV.       MANAGEMENT OF THE FUNDS                           9

V.        FUND MANAGEMENT AGREEMENT                         10

VI.       ASSET MANAGER PROFILES                            15

VII.      ADMINISTRATIVE SERVICES; DISTRIBUTION
             ARRANGEMENTS                                   18

VIII.     PORTFOLIO SECURITIES TRANSACTIONS                 19

IX.       NET ASSET VALUE                                   21

X.        TAX INFORMATION                                   23

XI.       CUSTODIAN, TRANSFER AGENT AND
             INDEPENDENT PUBLIC ACCOUNTANT                  27

XII.      CONTROL PERSONS AND PRINCIPAL
             HOLDERS OF SECURITIES                          28

XIII.     OTHER INFORMATION                                 29

XIV.      PERFORMANCE INFORMATION                           48

XV.       FINANCIAL STATEMENTS                              52

                     I.  INVESTMENT RESTRICTIONS

     Except as described below, the following investment restrictions are fundamental and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or substantially all of a Fund's assets in an open-end management investment company, or a series thereof, with the same investment objective or objectives as such Fund, no Fund may:

      1.    Invest  in  securities  of any  one  issuer  (other  than
securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets; except that up to 25% of the value of the Intermediate Mortgage Fund's total assets may be invested without regard to this limitation. The Global Bond Fund may invest up to 50% of its assets in bonds issued by foreign governments which may include up to 25% of such assets in any single government issuer.

      2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment; provided, however, that the Intermediate Mortgage Fund will invest more than 25% of its assets in the mortgage and mortgage-finance industry even during temporary defensive periods. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

      3. Acquire more than 10% of the outstanding voting securities of any one issuer.

       4. Borrow money, except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing (and provided such borrowings do not exceed in the aggregate one-third of the market value of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings). It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing.

      5. Invest in securities of an issuer which together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of its total assets would then be invested in such securities.

      6. Invest more than 15%, of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

      7. Invest in companies for the purpose of exercising control or management.

      8. Purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      9. Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

     10. Engage in the business of underwriting securities issued by others.

      11. Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of The Managers Funds, L.P. or any portfolio manager in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

      12. Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard & Poor's, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements." It may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-l/3% of its total assets, except that there is no such percentage limitation with respect to the Short Government Fund. See "Other Information -- Loan Transactions."

      13. Purchase the securities of other Funds or investment companies except (i) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by its shareholders, (ii) for shares in the Money Market Fund in accordance with an order of exemption issued by the Securities and Exchange Commission (the "SEC"), and (iii) each Fund, may purchase securities of investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

     14. Purchase from or sell portfolio securities to its officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

      15. Purchase or retain the securities of an issuer if, to the Trust's knowledge, one or more of the directors, trustees or officers of the Trust, or the portfolio manager responsible for the investment of the Trust's assets or its directors or officers, individually own beneficially more than l/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities.

     16.  Issue senior securities.

           Unless otherwise provided, for purposes of investment restriction (2) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

     17. Invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The Emerging markets Fund may also incur tax liability to the extent they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

           In addition to the foregoing investment restrictions which may not be changed without shareholder approval, the Funds are subject to the following operating policies which may be amended by the Trust's Board of Trustees. Pursuant to these operating policies, no Fund may:

     1.   Invest in real estate limited partnership interests.

     2.   Invest in oil, gas or mineral leases.

      3. Invest more than 10% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 5% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

      4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums paid on such positions would exceed 5% of the Fund's net asset value. The Money Market Fund may not purchase futures contracts or options thereon.

      5. Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions; provided, however, that each Fund may make margin deposits in connection with futures contracts or other permissible investments.

     6.   Effect short sales of securities.

      7. Write or sell uncovered put or call options. The security underlying any put or call purchased or sold by a Fund must be of a type the Fund may purchase directly, and the aggregate value of the obligations underlying the puts may not exceed 50% of the Fund's total assets.


                       II. PORTFOLIO TURNOVER

      Generally, securities are purchased for the Managers Income Equity Fund, Capital Appreciation Fund, Special Equity Fund, International Equity Fund, and Emerging Markets Equity Fund for investment purposes and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their portfolio managers.

      For the fiscal year ended December 31, 1996, the portfolio turnover rate for Income Equity Fund was 33%, for Capital Appreciation Fund was 172%, for Special Equity Fund 56%, and for International Equity Fund was 30%. For the fiscal year ended December 31, 1995, the portfolio turnover rate for Income Equity Fund was 36%, for Capital Appreciation Fund was 134%, for Special Equity Fund was 65%, and for International Equity Fund was 73%.

      For the fiscal year ended December 31, 1996, the portfolio turnover rate for Short Government Fund was 169%, for Short and Intermediate Bond Fund was 96%, for Bond Fund was 72% and for Global Bond Fund was 202%. For the fiscal year ended December 31, 1995, the annual portfolio turnover rate for Short Government Fund was 238%, for Short and Intermediate Bond Fund was 131%, for Bond Fund was 46% and for Global Bond was 214%. The higher than 100% turnover rate for the Short and Intermediate Bond Fund was due to sales of portfolio investments to meet shareholder redemptions.

       The Intermediate Mortgage Fund generally engages in a significant amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will generally have a higher incidence of short-term capital gains, which is taxable as ordinary income, than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The Intermediate Mortgage Fund's rates of portfolio turnover for the years ended December 31, 1996 and December 31, 1995 were 232% and 506%, respectively.

     With the exception of the Intermediate Mortgage Fund, the higher portfolio turnover rates for the Income Funds are not expected to result in significantly higher brokerage fees because the securities primarily purchased and sold by these Funds are usually traded on a principal basis with no commission paid. The added costs from brokerage fees and the possibility of more highly taxed short-term capital gains, which may be offset against capital loss carryovers, with respect to the Intermediate Mortgage Fund are weighed against the anticipated gains from trading.

     The Bond, Short and Intermediate Bond and Short Government Funds trade more actively to realize gains through market timing and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy generally results in higher portfolio turnover for these Funds.

                     III. TRUSTEES AND OFFICERS
      The Trust is governed by the Trustees who provide broad supervision over the affairs of the Trust and the Funds. The Trustees and officers of the Trust are listed below together with their principal occupations during at least the past five years, as well as Trustees' dates of birth. References to The Managers Funds, L.P., the Manager of the Trust, should be read to apply to Evaluation Associates Investment Management Company, the predecessor of The Managers Funds, L.P., for periods prior to August 17, 1990.

Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years
ROBERT P. WATSON1                 President and Trustee of The
40 Richards Avenue                Managers Funds; Chairman and
Norwalk, CT  06854                Chief Executive Officer,
Chief Executive Officer,          Evaluation Associates Investment
President, Trustee                Management Company (predecessor
                                  of The Managers Funds, L.P.)
Date of birth: 1/21/34            (prior to June 1988 and from
                                  August 1989 to August 1990);
                                  Partner, The Managers Funds,
                                  L.P. (since August 1990);
                                  Executive Vice President,
                                  Evaluation Associates, Inc.
                                  (June 1988 to August 1989).
WILLIAM W. GRAULTY                Practicing Attorney (1977 to
65 LaSalle Road                   present); Executive Vice
West Hartford, CT 06107           President and Head of Trust
Trustee                           Division, The Connecticut Bank
                                  and Trust Company, N.A. (1956 to
Date of birth: 12/30/23           1976); President, American
                                  Bankers Association, Trust
                                  Division (1974 to 1975);
                                  President Connecticut Bankers
                                  Association, Trust Division (1966
                                  to 1968).
MADELINE H. McWHINNEY             President, Dale, Elliott &
24 Blossom Cove                   Company (management consultants)
Red Bank, NJ  07701               (1977 to present); Assistant Vice
Trustee                           President and Financial
                                  Economist, Federal Reserve Bank
Date of birth:  3/11/22           of New York (1943 to 1973);
                                  Trustee and Treasurer, Institute
                                  of International Education (since
                                  1975); Assistant Director,
                                  Operations, Whitney Museum of
                                  American Art (1983 to 1986);
                                  Member, Advisory Committee on
                                  Professional Ethics, New Jersey
                                  Supreme Court (March 1983 to
                                  present).

Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years

STEVEN J. PAGGIOLI                Executive Vice President and
479 West 22nd Street              Director, Wadsworth & Associates,
New York, NY  10011               Inc. (1986 to present); Vice
Trustee                           President, Secretary and
                                  Director, First Fund
Date of birth: 4/3/50             Distributors, Inc. (1991 to
                                  present); Vice President,
                                  Secretary and Director;
                                  Investment Company Administration
                                  Corporation (1990 to present);
                                  President and Director,
                                  Southampton Investment Management
                                  Company, Inc. (1991 to present);
                                  Trustee of Professionally Managed
                                  Portfolios (1991 to present).

THOMAS R. SCHNEEWEIS              Professor of Finance (1985 to
10 Cortland Drive                 present), Associate Professor of
Amherst, MA  01002                Finance (1980-1985), Ph.D.
Trustee                           Director (Acting) (1985 to 1986),
                                  Chairman (Acting) Department of
Date of birth: 5/10/47            General Business and Finance
                                  (1981-1982), and Assistant
                                  Professor of Finance (1977-1980),
                                  University of Massachusetts;
                                  Teaching Assistant, University of
                                  Iowa Principal Occupation (1973-
                                  1977); Financial Consultant,
                                  Ehlers and Associates (1970-
                                  1973).
PETER M. LEBOVITZ                 Director of Marketing, The
40 Richards Avenue                Managers Funds, L.P. (September
Norwalk, CT 06854                 1994 to present); Director of
Vice President                    Marketing, Hyperion Capital
                                  Management, Inc. (June 1993 to
Date of Birth: 1/18/55            June 1994); Senior Vice President
                                  and Chief Investment Officer,
                                  Greenwich Asset Management, Inc.
                                  (April 1989 to June 1993)

DONALD S. RUMERY                  Director of Operations, The
40 Richards Avenue                Managers Funds, L.P. (December
Norwalk, CT 06854                 1994 to present)
Secretary, Treasurer (Principal   Vice President, Signature
Financial and Accounting Officer) Financial Group (March 1990 to
                                  December 1994)
Date of Birth:5/29/58             Vice President, The Putnam
                                  Companies (August 1980 to March
                                  1990).

GIANCARLO (JOHN) E. ROSATI        Vice President (July 1992 to
40 Richards Avenue                Present) and Assistant Vice
Norwalk, CT  06854                President (July 1986 to June
Assistant Treasurer               1992), The Managers Funds, L.P.;
                                  Accountant, Gintel Co. (June 1980
Date of Birth: 3/31/56            to June 1986).
PETER M. McCABE                   Portfolio Administrator, The
40 Richards Avenue                Managers Funds, L.P. (August 1995
Norwalk, CT  06854                to Present); Portfolio
Assistant Treasurer               Administrator, Oppenheimer
                                  Capital, L.P. (July 1994 to
Date of Birth: 9/8/72             August 1995); College Student
                                  (September 1990 to June 1994).

Trustees' Compensation:
     The Trust's Disinterested Trustees receive an annual retainer of $10,000, and meeting fees of $750 for each in-person meeting attended and $200 for participating in each telephonic meeting. There are no pension or retirement benefits provided by the Trust or any affiliate of the Trust to the Trustees. The Trust does not pay compensation to its officers. The following chart sets forth the aggregate compensation paid to each Disinterested Trustee for the year-ended December 31, 1996:

                                                  Total compensation
                              Aggregate           from Registrant
                              Compensation        and Fund Complex
                              From Trust          Paid to Trustees
     William W. Graulty        $12,250            $12,250
     Madeline H. McWhinney      13,000             13,000
     Steven J. Paggioli         13,000             13,000
     Thomas R. Schneeweis       13,000             13,000

     As indicated above, certain of the Trust's officers also hold positions with The Managers Funds, L.P., the Manager of the Trust. All Trustees and officers as a group owned less than 1% of the shares of any of the Funds outstanding on the date of this Statement of Additional Information.

                     IV. MANAGEMENT OF THE FUNDS

     The Trust is governed by the Trustees, who provide broad supervision over the affairs of the Trust and the Funds. The Trust has engaged the services of The Managers Funds, L.P. (the "Manager") as investment manager and administrator to each of the Funds. The assets of the Funds, are managed by asset managers (each, an "Asset Manager" and collectively, the "Asset Managers") selected by the Manager, subject to the review and approval of the Trustees. The Trust has also retained the services of the Manager as administrator to carry out the day-to-day administration of the Trust and the Funds.

     The Manager recommends Asset Managers for each Fund to the Trustees based upon its continuing quantitative and qualitative evaluation of the Asset Managers' skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Asset Manager, and the Manager does not expect to recommend frequent changes of Asset Managers. The Trust has obtained from the SEC an order permitting the Manager, subject to certain conditions, to enter into sub-advisory agreements with Asset Managers approved by the Trustees but without the requirement of shareholder approval. Pursuant to the terms of the order, the Manager is to be able, subject to the approval of the Trustees but without shareholder approval, to employ new Asset Managers for new or existing Funds, change the terms of particular sub-advisory agreements or continue the employment of existing Asset Managers after events that under the 1940 Act and the sub-advisory agreements would be an automatic termination of the agreement. Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund. The Manager and its corporate predecessor have had over 20 years of experience in evaluating investment advisers for individuals and institutional investors.

     The assets of each Fund are allocated by the Manager among the Asset Managers selected for that Fund. Each Asset Manager has discretion, subject to oversight by the Trustees, and the Manager, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and specific investment strategies developed by the Manager. For its services, the Manager receives a management fee from each Fund. A part of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Asset Managers.

     Generally, no Asset Manager provides any services to any Fund except asset management and related recordkeeping services. However, an Asset Manager or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection therewith as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

     An Asset Manager may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to The Managers Funds, L.P. or its affiliates. The advisory agreement with each Asset Manager (each, an "Asset Management Agreement") requires the Asset Manager of a Fund to provide fair and equitable treatment to such Fund in the selection of portfolio investments and the allocation of investment opportunities, but does not obligate the Asset Manager to give such Fund exclusive or preferential treatment.

     Although the Asset Managers make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of an Asset Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s) pursuant to a formula considered equitable by the Asset Managers. In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Fund is concerned. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of such Fund.

     The Board of Trustees and the Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code"). The Code generally requires employees of the Manager to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on trading securities based on information about the Funds' trading.

                    V. FUND MANAGEMENT AGREEMENT

     The Trust has entered into a Fund Management Agreement (the
"Fund Management Agreement") with the Manager which, in turn, has entered into Asset Management Agreements with each of the Asset
Managers selected for the Funds.

     The Manager is a Delaware limited partnership. Its general partner is a corporation that is wholly owned by Robert P. Watson, President and a Trustee of the Trust.

     Under the Fund Management Agreement, the Manager is required to
(i) supervise the general management and investment of the assets and securities portfolio of each Fund; (ii) provide overall investment programs and strategies for each Fund; (iii) select and evaluate the performance of Asset Managers for each Fund and allocate the Fund's assets among such Asset Managers; (iv) provide financial, accounting and statistical information required for registration statements and reports with the SEC; and (v) provide the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and record keeping.

     The Fund Management Agreement runs from year to year so long as its continuance is approved at least annually by the Trustees or by a 1940 Act majority vote of the shareholders of each Fund and those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the agreements (the "Disinterested Trustees"). Any amendment to the Fund Management Agreement must be approved by a 1940 Act majority vote of the shareholders of the relevant Fund and by the majority vote of the Trustees. The Fund Management Agreement is subject to termination, without penalty, by the Disinterested Trustees or by a 1940 Act majority vote of the shareholders of each Fund on 60 days written notice to the Manager or by the Manager on 60 days written notice to the Fund, and terminates automatically if assigned.

     The following table sets forth the annual management fee rates currently paid by each Fund to the Manager, together with the portion of the management fee that is retained by the Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Asset Managers. Individual Asset Manager fees are set forth in the Prospectuses under the heading "Management of the Funds - Investment Manager," and vary, including in some cases among Asset Managers of a single Fund. The annual management fee rate paid by each Fund to the manager for the Emerging Markets Equity Fund is not presented since it had not commenced operations as of the date of this Prospectus.

                                             Weighted Average
                                             of the Manager's
                                             portion of the
                       Total Management      Total Management
     Name of Fund      Fee                   Fee
 Income Equity Fund    0.75%                 0.40%
 Capital Appreciation  0.80%                 0.40%
 Fund
 Special Equity Fund   0.90%                 0.40%
 International Equity  0.90%                 0.40%
 Fund
 Emerging Markets      0.00%                 0.00%
 Equity Fund*
 Short Government      0.20%                 0.00%
 Fund**
 Short and             0.50%                 0.25%
 Intermediate Bond
 Fund
 Intermediate          0.45%                 0.25%
 Mortgage Fund
 Bond Fund             0.625%                0.375%
 Global Bond Fund      0.70%                 0.35%


 *Reflects voluntary fee waiver by the Manager which is in effect until March 31, 1998. Absent this fee waiver, the maximum
     Total Management Fee payable by the Emerging Markets Equity
     Fund would be 1.15% and the Weighted Average of the Manager's portion of the Total Management Fee would be 0.40%.


 ** Reflects voluntary fee waiver by the Manager which may be modified or terminated at any time in the sole discretion of the Manager. In the absence of such waiver, the maximum Total Management Fee payable by the Short Government Fund would be 0.45% and the Weighted Average of the Manager's portion of the Total Management Fee would be 0.25%.

     The amount of each Fund's management fee that is retained by the Manager may vary for a Fund due to changes in the allocation of assets among its Asset Managers, the effect of an increase in the Fund's net asset value on the fees payable to its Asset Managers, and/or the implementation, modification or termination of voluntary fee waivers by the Manager and/or one or more of the Asset Managers.

     During the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid the following fees to the Manager under the Fund
Management Agreement and the Manager paid the following fees to each Asset Manager under the Asset Management Agreements:

                         January 1, 1996-December 31,     January 1, 1995-December      January 1, 1994-
                                    1996                         31, 1995               December 31, 1994


                                                                           Fee Paid                       Fee Paid
                                  Approxi-  Fee Paid             Approxi-  to Asset             Approxi-  to Asset
                                  mate Fee  to Asset             mate Fee   Manager             mate Fee   Manager
                        Fee Paid  Retained   Manager  Fee Paid   Retained     by     Fee Paid   Retained     by
  Name of Fund/Asset       to        by        by        to         by     Manager/     to         by     Manager/
       Manager           Manager   Manager  Manager/1  Manager   Manager       1      Manager   Manager       1
Income Equity Fund       $349,821  $175,519            $299,824   $150,565            $339,061   $170,110
Scudder, Stevens &                            $86,220                        $74,220                        $83,842
Clark, Inc.
Spare, Kaplan, Bischel                        $88,082                        $75,039                        $85,108
&
     Associates

Capital Appreciation     $761,925  $380,963            $635,588   $318,716            $669,940   $335,074
Fund
Essex Investment
Management                                        N/A                            N/A                            N/A
Company, Inc./8
Husic Capital                                 $60,917                            N/A                            N/A
Management/2

Special Equity Fund     $1,572,13  $698,733            $977,869   $435,343            $972,495   $468,413
                                2
Liberty Investment                           $266,030                       $187,691                       $194,588
Management

Pilgrim Baxter &                             $305,198                       $190,981                        $33,634
Associates/6
Westport Asset                               $302,171                       $163,854                       $160,027
Management, Inc.

International Equity    $1,856,19  $824,774            $948,514   $422,512            $728,272   $323,639
Fund                            3
Lazard Freres Asset                          $516,157                       $215,232                            N/A
Management Co/7
Scudder, Stevens &                           $515,262                       $310,770                       $404,633
Clark, Inc.

Short Government Fund     $11,423        $0             $15,835        N/A            $197,692   $109,438
Jennison Associates                           $11,423                        $15,835                         $2,338
Capital
     Corp/3

Short and Intermediate   $116,037   $58,018            $128,254    $64,209            $433,531   $217,375
Bond Fund
Standish, Ayer & Wood,                        $58,019                        $34,464                        $84,716
Inc.


Intermediate Mortgage    $143,803   $79,890            $214,141   $118,967            $646,916   $439,614
Fund
Jennison Associates                           $63,913                        $95,174                        $23,470
Capital
     Corp/4

                          January 1, 1996-December  January 1, 1995-December 31,   January 1, 1994-December 31,
                                 31, 1996                       1995                           1994


                                                                           Fee Paid                       Fee Paid
                                  Approxi-  Fee Paid             Approxi-  to Asset             Approxi-  to Asset
                                  mate Fee  to Asset             mate Fee   Manager             mate Fee   Manager
                        Fee Paid  Retained   Manager  Fee Paid   Retained     by     Fee Paid   Retained     by
  Name of Fund/Asset       to        by        by        to         by     Manager/     to         by     Manager/
       Manager           Manager   Manager  Manager/1  Manager   Manager       1      Manager   Manager       1

Bond Fund                $180,197  $108,240            $162,594    $97,557            $237,886   $142,664
Loomis, Sayles &                              $71,957                        $65,037                        $95,222
Company, Inc.

Global Bond Fund         $126,043   $62,024             $86,482    $43,466             $52,093    $27,100
Rogge Global                                  $64,019                        $43,016                        $24,993
Partners/5


1/Does not reflect payments made to asset managers whose relationship with a Fund has been terminated.
2/    Portfolio manager hired during 1996.
3/Portfolio manager hired during 1994.  Reflects waiver of a portion of management fees by the Manager. In the absence of such waiver, the Manager would have received an additional  $29,861, $19,793 and $14,280 for the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, respectively.
4/Portfolio manager hired during 1994.  Reflects waiver of a portion of management fees by the Manager.  In the absences of such waiver, the Manager would have received an additional $115,723 and $130,528 for the fiscal years ended December 31, 1994 and December 31, 1993, respectively.
5/Fund commenced operation during 1994.
6/    Portfolio manager hired during 1994.
7/    Portfolio manager hired during 1995.
8/    Portfolio manager hired during 1997.

Voluntary Fee Waivers and Expense Limitation

     From time to time, the Manager may agree voluntarily to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Manager may waive all or a portion of its fee for a number of reasons such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from (i) a reallocation of Fund assets among Asset Managers, (ii) negotiation by the Manager of a lower fee payable to an Asset Manager, or (iii) a voluntary waiver by an Asset Manager of all or a portion of the fees it would otherwise be entitled to receive from the Manager with respect to the Fund. The Manager may also decide to waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables above and in the Illustrative Expense Information located in the front of the Prospectuses of the Equity Funds and the Income Funds. Voluntary fee waivers by the Manager or by any Asset Manager may be terminated or reduced in amount at any time and solely in the discretion of the Manager or Asset Manager concerned. Shareholders will be notified of any change on or about the time that it becomes effective.

                     VI. ASSET MANAGER PROFILES

     The Asset Managers for each Fund are set forth in the respective Prospectuses. Assets of each of the Equity Funds are currently allocated among more than one Asset Manager to provide diversification among investment strategies. However, not all Asset Managers with whom Asset Management Agreements are in effect will be funded at all times. As of the date of this Statement of Additional Information, the following are the Asset Managers for each Fund. These Asset Managers have no affiliations with the Funds or with the Manager.

     The following information regarding the names of all controlling persons of each Asset Manager and the basis of such control has been supplied by such Asset Manager.

                         INCOME EQUITY FUND

CHARTWELL INVESTMENT PARTNERS, L.P.

     Chartwell Investment Partners, L.P. is a limited partnership which is controlled by Bobcat Partners, L.P. Bobcat Partners, L.P. is controlled by James McNiff, James Croney, Jr. and Michael Kennedy. SCUDDER KEMPER INVESTMENTS, INC.

     Scudder Kemper Investments, Inc. is a privately-held Delaware corporation which is owned by the Zurich Group. Daniel Pierce is the Chairman of the Board and Edmond D. Villani is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith, Lynn S. Birdsong, Nicholas Bratt, E. Michael Brown, Mark S. Casady, Linda E. Coughlin, Margaret D. Hadzima, Jerard K. Hartman, Richard A. Holt, Dudley H. Ladd, Thomas H. O'Brien, John T. Packard, Kathryn L. Quirk, Cornelia M. Small and Stephen A. Wohler are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and non-voting securities of Scudder are held of record by Stephen R. Beckwith, Daniel Pierce, Juris Padegs and Edmund D. Villani in their capacity as representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder, and the Representatives. Pursuant to such Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and non-voting stock; all Principals own non-voting stock.

                      CAPITAL APPRECIATION FUND

ESSEX INVESTMENT MANAGEMENT COMPANY, INC.

     Essex was founded in 1976, and is a Massachusetts corporation which is controlled by Joseph C. McNay.

HUSIC CAPITAL MANAGEMENT

     The firm is was formed in 1986 as a limited partnership which is 100% owned by Frank J. Husic.


                         SPECIAL EQUITY FUND

LIBERTY INVESTMENT MANAGEMENT

     Liberty Investment Management is a division of Goldman Sachs Asset Management, which itself is a separate operating division of Goldman, Sachs & Co. The general partners of Goldman, Sachs & Co. are The Goldman Sachs Group, L.P. (a Delaware Limited Partnership) ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC. GSGLP is also a parent of GSCLLC. GSC is the sole general partner of GSGLP.


PILGRIM BAXTER & ASSOCIATES

     Pilgrim Baxter & Associates is owned by United Asset Management, a public company.


WESTPORT ASSET MANAGEMENT, INC.

     Westport Asset Management, Inc. is owned by Andrew J. Knuth
(5l%) and by Ronald H. Oliver (49%), each of whom is active as a portfolio manager/analyst.

KERN CAPITAL MANAGEMENT, LLC

     Kern Capital management, LLC is a Delaware limited liability company which is controlled by Robert E. Kern, David G. Kern and Fremont Investment Advisors, Inc., a subsidiary of Fremont
Investments, Inc. and affiliated with The Fremont Group.

                      INTERNATIONAL EQUITY FUND

SCUDDER KEMPER INVESTMENTS, INC.
(See INCOME EQUITY FUND)

LAZARD, FRERES ASSET MANAGEMENT CO.

     Lazard, Freres Asset Management Co. is a New York limited liability company founded in 1848. The managing directors are Eileen
D. Alexanderson, Thomas F. Dunn, Norman Eig, Herbert W. Gullquist, Larry A. Kohn, Robert P. Morgenthau, John R. Reese, John R.
Reinsberg, Michael S. Rome and Alexander E. Zagoreos.


                    EMERGING MARKETS EQUITY FUND

MONTGOMERY ASSET MANAGEMENT, LLC

     Montgomery Asset Management, LLC is a Delaware limited liability company. The Senior portfolio managers and principals are Josephine Jimenez, CPA, Bryan Sudweeks, Ph. D, CPA, Angeline Ee, and Frank
Chiang.


STATE STREET GLOBAL ADVISORS

     State Street Global Advisors is a division of State Street Bank and Trust Company. Nicholas A. Lopardo is the Chief Executive
Officer and Timothy B. Harbert is the President of State Street
Global Advisers.



                        SHORT GOVERNMENT FUND

JENNISON ASSOCIATES CAPITAL CORP.

     Jennison Associates Capital Corp. is a wholly-owned subsidiary of The Prudential Securities Company of America.




                  SHORT AND INTERMEDIATE BOND FUND

STANDISH, AYER & WOOD, INC.

     Edward H. Ladd, Director and Chairman, and George W. Noyes, Director and President, each owns more than 10% of the outstanding voting securities of Standish. Caleb F. Aldrich, Managing Director and Vice President, Davis B. Clayson, Managing Director and Vice President, Dolores S. Driscoll, Managing Director and Vice President, Richard C. Doll, Director and Vice President, Maria D. O'Malley, Director and Vice President, and Richard S. Wood, Director, Vice President and Secretary, each own more than 5% of the outstanding voting securities of Standish. Nicholas S. Battelle, Walter M. Cabot, David H. Cameron, Karen K. Chandor, Lawrence H. Coburn, James E. Hollis, III, Laurence A. Manchester, Arthur H. Parker, Howard B. Rubin, Austin C. Smith and Ralph S. Tate are each a Director and Vice President of Standish. Each owns less than 5% of the outstanding voting securities of Standish.


                     INTERMEDIATE MORTGAGE FUND

JENNISON ASSOCIATES CAPITAL CORP.
(See SHORT GOVERNMENT FUND)


                              BOND FUND

LOOMIS, SAYLES & COMPANY, INC.

     The New England owns 92% of Loomis, Sayles (which operates independently) with the remaining 8% owned by about 70 professionals.

                          GLOBAL BOND FUND

ROGGE GLOBAL PARTNERS plc

     Rogge Global Partners plc. is owned by United Asset Management, a public company.


       VII. ADMINISTRATIVE SERVICES; DISTRIBUTION ARRANGEMENTS

     The Trust has also retained the services of The Managers Funds, L.P. as administrator (the "Administrator").

     The Managers Funds, L.P. also serves as distributor (the "Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of shares.

     The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement. The Distribution Agreement may be continued annually if specifically approved by the Trustees or by a vote of the Trust's outstanding shares, including a majority of the Trustees who are not "interested persons" of the Trust or the respective Distributor, as such term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

               VIII. PORTFOLIO SECURITIES TRANSACTIONS

     The Asset Management Agreements between the Manager and the Asset Managers provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each Asset Manager is to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to the applicable Fund, the Asset Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, the Asset Managers, in selecting brokers to execute particular transactions and in evaluating the best net price and execution available, are authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided by the broker. The Asset Managers are also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Asset Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Asset Manager exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Asset Manager. The Funds may purchase and sell portfolio securities through brokers who provide the Fund with research services.

     The Trustees will periodically review the total amount of commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to each Fund of using particular brokers or dealers. It is possible that certain of the services received by the Asset Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Asset Managers.

     The fees of the Asset Managers are not reduced by reason of their receipt of such brokerage and research services. Generally, no Asset Manager provides any services to any Fund except portfolio investment management and related record-keeping services. However, an Asset Manager for a particular Fund or its affiliated broker-dealer may execute portfolio transactions for such Fund and receive brokerage commissions, or markups, for doing so in accordance with Sections 17(a) and 17(e) of the 1940 Act and the procedures adopted by the Trustees in accordance with the rules thereunder, and the terms of any exemptive order issued by the Securities and Exchange Commission. An Asset Manager for a Fund or its affiliated broker-dealers may not act as principal in any portfolio transaction for any Fund with which it is affiliated.

     In allocating portfolio transactions for a Fund among several broker-dealers, an Asset Manager may, but is not required to, take into account any sales of shares of that Fund by the broker-dealer or by an affiliate of the broker-dealer.

     For the fiscal year ended December 31, 1996, the aggregate brokerage commissions paid by each of the Funds incurring any such commissions was $44,936 for Income Equity Fund, $421,852 for Capital Appreciation Fund, $278,627 for Special Equity Fund, and $555,519 for International Equity Fund. For the fiscal year ended December 31, 1995, the aggregate brokerage commissions paid by each of the Funds incurring any such commissions were $69,964 for Income Equity Fund, $283,673 for Capital Appreciation Fund, $119,418 for Special Equity Fund and $421,365 for International Equity Fund. For the fiscal year ended December 31, 1994, the aggregate brokerage commissions paid by each of the Funds incurring any such commissions were $73,083 for Income Equity Fund,$276,975 for Capital Appreciation Fund, $117,854 for Special Equity Fund and $109,595 for International Equity Fund.

     During the fiscal year ended December 31, 1996, the Capital Appreciation Fund paid brokerage commissions totaling $49,756 to Fahnestock & Co.("Fahnestock"), an affiliated broker-dealer of Hudson Capital Advisers which then served as an Asset Manager. Effective September 1996, Husic Capital Management replaced Hudson Capital Advisers as an Asset Manager for this Fund. During the fiscal year ended December 31, 1995, the Capital Appreciation Fund paid brokerage commissions totaling $41,584 to Fahnestock. During the fiscal year ended December 31, 1994, the Capital Appreciation Fund paid brokerage commissions totaling $69,584 to Fahnestock. The brokerage commissions paid to Fahnestock by the Capital Appreciation Fund represented 12% of the total brokerage commissions paid by that fund during the fiscal year ended December 31, 1996; 15% during the fiscal year ended December 31, 1995; and 25% during the fiscal year ended December 31, 1994. Such commissions were paid in connection with portfolio transactions the dollar amount of which represented 8, 16% and 22%, respectively, of the aggregate dollar amount of all portfolio transactions involving the payment of commissions by the Fund during those fiscal years. Brokerage commissions were paid to Fahnestock in compliance with procedures established by the Trustees, pursuant to which the commissions were determined to be comparable to commissions charged by other brokers for similar transactions and by Fahnestock to similarly situated clients.

                         IX. NET ASSET VALUE
;
     The net asset value of the shares of each Fund is determined each day on which the New York Stock Exchange ("NYSE") is open for trading (a "Pricing Day"). The weekdays that the NYSE is expected to be closed are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Assets of the Funds are valued as follows:

     Equity securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities principally are traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, on the basis of the last bid price on such principal exchange prior to the close of trading on the NYSE. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined by the Asset Manager to be the primary market for such security. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith by the Asset Manager pursuant to procedures established by the Trustees.

     Fixed-income securities are generally valued at the last quoted bid price prior to the close of trading on the NYSE. Fixed-income securities for which quoted prices are not readily available will be valued at fair market value, as determined in good faith by the Asset Manager pursuant to procedures established by the Trustees. Certain foreign fixed-income securities are valued at the last quoted sale price

     Trading of securities owned by a Fund, particularly the International Equity Fund, Emerging Markets Equity Fund and Global Bond Fund, for which the principal trading market is a foreign securities exchange may occur on days other than Pricing Days. Accordingly, the values of securities in a Fund's portfolio may be subject to changes on such days, which changes would not be reflected in the Fund's net asset value until the next Pricing Day. In addition, trading on foreign securities exchanges may not take place on all Pricing Days. Generally securities traded on foreign securities exchanges will be valued for net asset value purposes at the close of the principal exchange on which they are traded, which may not be the same time that the Fund's net asset values are determined. If an event occurs after the close of a principal exchange that is likely to affect the valuation of a particular security trading on that exchange, such security may be valued at fair value, as determined in good faith by the Asset Manager pursuant to procedures established by the Trustees.

     For purposes of determining the net asset value of any Fund which holds non-dollar denominated portfolio instruments, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the International Equity Fund, and Global Bond Fund may enter into forward foreign currency exchange or futures contracts, which will also have the effect of limiting any such gains. See "Other Information-Forward Foreign Currency Exchange Contracts."

                         X. TAX INFORMATION

     Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, a RIC must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, certain gains from foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;(ii) distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") each year, as well as 90% of its net tax-exempt interest income; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the RIC's total assets and 10% of the outstanding voting securities of such issuer; (iv) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the RIC controls and which are engaged in the same, similar or related trades and businesses; and (v) solely with respect to tax years beginning on or before August 5, 1997, derived less than 30% of its gross income from the sale of stocks, securities and certain financial instruments held for less than three months. In any year in which a RIC distributes 90% of its Investment Company Taxable Income and 90% of its net tax-exempt interest income, it will not be subject to corporate income tax on amounts distributed to its shareholders.

     If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

     If for any taxable year a Fund complies with certain requirements, then some or all of the dividends (excluding capital gain distributions) payable out of income of the Fund that are attributable to dividends received from domestic corporations may qualify for the 70% dividends-received deduction available to corporations.

     Ordinary income distributions and distributions of net realized short-term capital gains to shareholders who are liable for federal income taxes will be taxed as ordinary dividend income to such shareholders. Distributions of net long-term capital gains to such shareholders are taxable as either 28% rate gain or 20% rate gain, depending upon the Fund's holding period in the asset disposed of and regardless of how long such shareholders have held shares of a Fund. These provisions apply whether the dividends and distributions are received in cash or accepted in shares. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such six-month period. A loss may be disallowed on the sale of shares of a Fund to the extent the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.


     Dividends and other distributions by any Fund, as well as gain on the sale or exchange of shares of a Fund, may also be subject to state and/or local taxes. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund. Additionally, shareholders who are foreign persons should consult with their own tax advisers concerning the foreign tax consequences of investing in a Fund.

     All of the Funds except for International Equity Fund may invest in futures contracts or options. Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") regardless of the length of time the contract was held. Also, section 1256 contracts held by a Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end paper gain or loss. The use of section 1256 contracts may force a Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

     Certain Funds may invest in obligations (such as zero coupon bonds) which are issued with original issue discount ("OID"). Under the code, OID is accrued as investment income over the life of the investment even in the absence of cash payments. Accordingly, such Funds may be required to sell some of their assets in order to satisfy the distribution requirements applicable to RICs.

     Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated forward contracts generally will be treated as ordinary income or loss. Any non-U.S. dollar denominated futures or options contract may be treated as either ordinary income or capital gain if it meets the requirements of Section 1256.


     Certain hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of capital gain realized by the Fund which, depending on its character, may be a capital gain taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. The diversification requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.


     Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g. stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

     The International Equity, Emerging Markets Equity, Global Bond, Bond, Short and Intermediate Bond and Short Government Funds may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If more than 50% of such a Fund's total assets at the close of a taxable year consists of stock or securities in foreign corporations, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to, such foreign income taxes. It should be noted that only shareholders who itemize deductions may deduct foreign income taxes paid by them.


     Shareholders of each Fund will be notified each year of the amounts and tax status of dividends and distributions from their Fund. The notification may contain information for corporate shareholders of the Funds that are subject to federal income taxation of the extent to which, if any, the dividends paid by each Fund qualify for a deduction for dividends received. Despite such notification, the dividends-received deduction will not be available if the corporate shareholder has held shares of a Fund for less than 46 days and will be reduced to the extent that the acquisition of the shares was financed with indebtedness.

     Under the federal income tax law, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from all redemptions of shares except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, such distributions and redemption proceeds may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or with respect to those shareholders whom the Internal Revenue Service notifies the Funds of certain other non-compliance. If these withholding provisions are applicable, any distributions to, and proceeds received by, shareholders, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

     The Code imposes a four percent nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified under such tax law. Each Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax although it may not be possible for the Funds to avoid this tax in all instances.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only Federal income tax considerations with respect to the Funds and their shareholders. Foreign, state and local tax laws vary greatly, especially with regard to the treatment of dividends from U.S. Government sources. Shareholders should consult their own tax advisers for additional or more current information regarding the Federal, foreign, state, and local tax treatment of each Fund's shareholders and with respect to their own tax situation.


   XI. CUSTODIAN, TRANSFER AGENT AND INDEPENDENT PUBLIC ACCOUNTANT

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts, as Custodian for all the Funds, is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when any of the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Fund will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Fund's default under the contract.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

     Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts 02266-8517, serves as the Transfer Agent for each of the Funds.

     Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts 02109, is the independent public accountant for each of the Funds.

      XII. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 18, 1997, Charles Schwab & Co. "controlled"
(within the meaning of the 1940 Act i.e., owned in excess of 25% of the shares of) the Special Equity Fund. An entity which "controls" a particular Fund could have effective voting control over the operations of that Fund.


     The following chart identifies those shareholders of record on November 18, 1997 holding 5% or more of the outstanding shares of any of the Funds. Certain of these shareholders are omnibus processing organizations.


Income Equity Fund

     Huntington Trust Company, Columbus, Ohio (7%)
     Huntington National Bank, Columbus, Ohio (12%)
     Charles Schwab & Co., Inc., San Francisco, California (20%)


Capital Appreciation Fund

     Resource Bank, Minneapolis, Minnesota (24%)


Special Equity Fund

     Huntington Trust Company, Columbus, Ohio (7%)
     Resource Bank, Minneapolis, Minnesota (5%)
     Charles Schwab & Co., Inc., San Francisco, California (37%)


International Equity Fund

     Huntington Trust Company, Columbus, Ohio (6%)
     Resource Bank, Minneapolis, Minnesota (9%)
     Charles Schwab & Co., Inc., San Francisco, California (27%)

Short Government Fund

     Charles Schwab & Co., Inc., San Francisco, California (7%)

Short and Intermediate Bond Fund

     Huntington Trust Company, Columbus, Ohio (6%)


Intermediate Mortgage Fund

     Roman Catholic Diocese, Syracuse, New York (9%)

Bond Fund

     Charles Schwab & Co., Inc., San Francisco, California (13%)

     All shareholders are entitled to one vote for each share held. There is no cumulative voting. Accordingly, the holder or holders of more than 50% of the shares of the Trust would be able to elect all the Trustees. With respect to the election of Trustees and ratification of accountants the shareholders of separate Funds vote together; they generally vote separately by Fund on other matters.

                       XIII. OTHER INFORMATION

     Following is a description of various financial instruments and other terms referred to in the prospectus and statement of additional information.

     Asset-Backed Securities -- Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of states and federal consumer credit laws, some of which may reduce the ability to obtain full payment.
In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

     Bankers Acceptances -- Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Eurodollar bankers acceptances are U.S. dollar denominated bankers acceptances "accepted" by foreign branches of major U.S. commercial banks.

     Cash Equivalents -- Cash equivalents include certificates of deposit, bankers acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

     Certificates of Deposit -- Certificates of deposit are issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

     Commercial Paper -- Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company which matures in less than nine (9) months. Eurodollar commercial paper refers to notes payable by European issuers in U.S. dollars.

     Covered Call Options -- The Equity Funds, other than the International Equity Fund and Emerging Markets Equity Fund, each may write covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. The Income Funds each may write covered call options on individuals bonds and on interest rate futures contracts. With the exception of the Short Government Fund and the Intermediate Mortgage Fund, all written call options must be listed on a national securities exchange or futures exchange. The Short Government Fund and the Intermediate Mortgage Fund may write unlisted options in negotiated transactions. (See "Dealer Options and "Puts and Calls".) The Funds will not change these policies until this Statement of Additional Information has been appropriately supplemented, and existing shareholders will be notified of such a change in the next regular report to them.

     A call option is a short-term contract (ordinarily having a duration of nine months or less) which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security, financial instrument, index or futures contract at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security, financial instrument, index or futures contract during the option period. A call option is "covered" if the Fund writing the option owns, (or has the immediate right to acquire without the payment of additional consideration), the underlying security or financial instrument, owns financial instruments whose returns are closely correlated with the financial instruments on which the option is written or segregates with the Custodian sufficient cash and/or short-term high quality securities to meet its obligations under the call.

     In order to terminate its obligation under an outstanding option which it has written, a Fund may make a "closing purchase transaction" i.e., purchase a call option on the same financial instrument, index or futures contract with the same exercise price and the same expiration date. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more, respectively, than the amount received from the sale thereof. A Fund may not effect a closing purchase transaction with respect to a written option after it has been notified of the exercise of the option. When a security, financial instrument, index or futures contract underlying a covered call option is sold from a Fund's portfolio, the Fund must effect a closing purchase transaction so as to close out any existing covered call option on that security, financial instrument, index or futures contract. A closing purchase transaction may be made only on an exchange which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, the Fund will not be able to sell the underlying security, financial instrument, index or futures contract until the option expires.

     The writing of option contracts is a highly specialized activity which involves investment techniques and risks different than those ordinarily associated with investment companies. A Fund pays brokerage commissions in connection with writing covered call options (or covered put options as discussed below) and effecting closing purchase transactions, as well as for purchases and sales of the underlying security, financial instrument, index or futures contract. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying security, financial instrument, index or futures contract appreciate. See "Portfolio Turnover."

     Covered Put Options -- The Equity Funds, except for the
International Equity Fund and the Emerging Markets Equity Fund, may write covered put options on individual stocks, equity indices and equity index futures contracts. The Income Funds, may write covered put options on individual bonds and on interest rate futures contracts.

     A put option is a short-term contract (ordinarily having a duration of nine months or less) which gives the purchaser of the option, in return for a premium paid, the right to sell, and the writer the obligation to buy, the underlying security, financial instrument, index or futures contract at the exercise price at any time prior to the expiration of the option, regardless of the market price of the financial instrument, index or futures contract during the option period. A put option is "covered" if the Fund writing the option segregates with the Custodian sufficient cash and/or short-term high quality securities to meet its obligations under the put (or holds a put option on the same underlying security or financial instrument at an equal or greater exercise price with the same expiration date). The writer of a put option assumes the risk of a decrease in the value of the underlying security, financial instrument, index or futures contract. If such a decrease occurred, the option could be exercised and the underlying security, financial instrument, index or futures contract would then be sold to the writer at a price higher than its then current market value.

     A Fund may enter into closing purchase transactions on put options i.e., purchase a put option on the same financial instrument, index or futures contract with the same exercise price and the same expiration date. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a put option is less or more than the amount received from the sale thereof. A Fund may not effect a closing purchase transaction with respect to a written option after it has been notified of the exercise of the option. When the security, financial instrument, index, or futures contract underlying a covered put option is sold from the Fund's portfolio, the Fund must effect a closing purchase transaction to close out any existing put option on that security or other instrument. A closing purchase transaction may be made only on an exchange which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.

     Dealer Options -- Also known as OTC options, these are puts and calls for which the strike price, expiration and premium are privately negotiated. See "Other Information -- Puts and Calls." The Short Government Fund and the Intermediate Mortgage Fund may engage in dealer options, but only with major financial institutions who are member banks of the Federal Reserve System and approved as primary dealers in United States government securities by the Federal Reserve Bank of New York, and whose creditworthiness and financial strength are judged by the Asset Manager to be at least as good as that of financial institutions to which the Fund may loan portfolio securities. See "Other Information -- Loan Transactions."

     Equity Index Futures Contracts -- The Capital Appreciation Fund, Income Equity Fund and Special Equity Fund may enter into equity index futures contracts. An equity index futures contract is an agreement by the Fund to buy or sell an index relating to equity securities at a specified date and price. No payment is made when the Fund buys a futures contract and neither the index nor any securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment is made when the contract expires unless an offsetting transaction has been entered into. Equity index futures contracts will be used only as a hedge against anticipated changes in the level of stock prices or otherwise to the extent transactions permitted to entities exempt from the definition of the term commodity pool operator. See "Investment Restrictions."

     Eurodollar Bonds -- U.S. dollar-denominated bonds or debentures issued outside the United States.

     European Currency Unit Bonds -- The European Currency Unit ("ECU") is a basket of European currencies consisting of specified amounts of the currencies of ten members of the European community. The ECU is used by members as their budgetary currency to determine official claims and debts. It fluctuates with the daily exchange rate changes of the constituent currencies. The ECU is now defined by the following ten currencies: German Deutschmark, British Pound, French Franc, Italian Lira, Dutch Guilder, Belgian Franc, Luxembourg Franc, Finish Kroner, Irish Pound, and Greek Drachma. ECU bonds are bonds or debentures denominated in ECUs.

     Foreign Currency Considerations -- Since the assets of the Emerging Markets Equity Fund will be principally invested in equity securities of companies in emerging markets, substantially all of the income which is derived from the investments will be in foreign currency. The Fund, however, will compute and distribute, as of the date that the income is earned by the Fund, its income at the foreign exchange rate that is in effect on that date. If the value of the foreign currency in which the Fund receives its income falls in relation to the U.S. dollar between the time that the Fund earns the income and the time that it takes to convert it to U.S. Dollars, the Fund may, however, be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to make the distributions. In turn, the liquidation of investments, if necessary, may have an adverse impact on the Fund's performance.

     The asset managers of the Emerging Markets Equity Fund will not routinely attempt to hedge the Fund's foreign currency exposure. However, the Fund may, in order to protect some or all of its portfolio from currency risks, engage in hedging transactions. For a description of such hedging strategies, see "Hedging Techniques" in the prospectus.


      Forward Foreign Currency Exchange Transactions -- The value of the assets of the International Equity Fund, Emerging Markets Equity Fund, Global Bond Fund, and the value of any foreign securities of other Funds, will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and such Funds may incur costs in connection with conversions between various currencies.

        The Funds will not hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. Each
Fund may enter into currency exchange transactions at the time of purchase or sale of a security by buying or selling a currency on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Alternatively, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to fix the expected cost or proceeds of the transaction relative to another currency through forward contracts to purchase or sell foreign currencies ("forward contracts").

      A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon the parties, at a price set at the time of the contract. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Custodian will segregate cash or marketable securities in an amount not less than the value of each Fund's total assets committed to forward contracts. If the value of the securities segregated declines, additional cash or securities will be added on a daily basis, i.e, "marked-to-market," so that the segregated amount will not be less than the amount of each Fund's commitments with respect to such contracts. Generally, the Funds will not enter into forward contracts with a term of greater than 90 days.

      At the maturity of a forward contract, a Fund may either accept or deliver the foreign currency or may terminate the obligation under the forward contract by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to sell or purchase, on the same maturity date, the same amount of the foreign currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. For example, should currency prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should currency prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract with respect to the foreign currency.

      To the extent that a Fund enters into foreign currency futures contracts, it will be subject to similar risk considerations. For more information concerning futures contracts, see "Certain Securities and Investment Techniques and Related Risks -- Hedging Techniques -- Futures Contracts" in the Prospectuses.

     The forecasting of currency movements is extremely difficult and the successful execution of a hedging strategy is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a hedging transaction. For example, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

       Foreign currency exchange transactions do not eliminate fluctuations in the underlying prices of the securities. They simply establish rates of exchange for some future point in time. Additionally, although such transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

      The International Equity Fund and the Emerging Markets Equity Fund do not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund would have more than 25% of the value of its respective total assets committed to such contracts. The other Funds, except for Global Bond Fund, do not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund would have more than 5% of the value of its total assets committed to such contracts. The Funds, except for Global Bond Fund, will also not enter into forward contracts or maintain a net exposure in such contracts where the Funds would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Global Bond Fund may enter into forward contracts, unless, as a result, more than 50% of value of the Fund's total assets would be committed to such contracts.

     Interest Rate Futures Contracts -- The Income Funds may enter into interest rate futures contracts. An interest rate futures contract is an agreement by the Fund to buy or sell fixed-income securities at a specified date and price. No payment is made when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires unless an offsetting transaction has been entered into. Futures contracts will be used only as a hedge against anticipated interest rate changes or otherwise to the extent permitted to entities exempt from the definition of the term commodity pool operator. See "Investment Restrictions."

     Inverse Floating Obligations -- The Income Funds may invest up to 25% of their assets in "inverse floating obligations" or "residual interest bonds" (some of which are known as "support floaters").
These are variable rate securities on which interest rates typically decline as market rates increase and increase as market rates decline. Such instruments can be expected to be more volatile than fixed rate or other variable rate securities. For example, in periods of rising interest rates, the interest rate on an inverse floating obligation will decline, accentuating the decrease in the market value of the obligation. This has a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. The net asset value of a Fund which has invested a large percentage of its assets in inverse floaters will tend to be more volatile in periods of fluctuating interest rates than that of a Fund holding other types of variable rate and/or fixed-rate securities. To seek to limit a Fund's volatility, the Asset Managers may purchase inverse floaters with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Asset Managers may also seek to limit volatility by diversifying the inverse floaters in a Fund's portfolio by the type of underlying security and by the type of index to which they are linked.

     The Funds typically purchase such issues directly from the issuing agency. The market for such obligations is liquid to the extent of the active participation in the secondary market of securities dealers and a variety of investors.

     Loan Transactions -- Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other securities transactions. Loans of portfolio securities of a Fund will be made (if at all) in strictest conformity with applicable federal and state rules and regulations. The purpose of a loan transaction is to afford a Fund the opportunity to continue to earn income in addition to the income on the securities loaned.

     The Trustees understand that it is the current view of the staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended by the Trustees from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trustees to be of good standing and will not be made unless, in the judgment of the Fund's Asset Manager made pursuant to standards adopted by the Trustees, the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

     The cash collateral acquired through loan transactions may be invested in any obligation in which the applicable Fund is authorized to invest in accordance with its investment objectives. The investment of the cash collateral in other obligations subjects that investment as well as the security loaned to market forces, i.e., capital appreciation or depreciation, just like any other portfolio security.

     Mortgage-Related Securities -- Mortgage-related securities or pass-throughs are certificates issued by governmental, government-related and private organizations which are backed by pools of mortgage loans. These mortgage loans are made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments which in effect are a "pass-through" of the monthly payments of principal and interest made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates.
The principal governmental issuer of such securities is the Government National Mortgage Association (GNMA), which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks, and the Federal National Mortgage Association (FNMA), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to the GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no even later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guaranty is solely the obligation of the FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     (4) Mortgage-related securities issued by private organizations. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. Certain Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Asset Manager of the Fund determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the mortgagors of the mortgages in the underlying pool of mortgages.

     Municipal Bonds -- Municipal bonds are of three principal types:
General Obligation Bonds, generally issued by states, counties, cities, towns and regional districts, the proceeds of which are used to fund a wide range of public projects; Revenue Bonds, the principal security for which is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source; and Industrial Development Bonds, which are considered municipal bonds if the interest paid is exempt from federal income taxes, and which are issued by or on behalf of public authorities to raise money to finance public facilities and privately-operated facilities for business, manufacturing and housing.

     Investments in municipal securities involve risks that differ from other domestic securities. There could be economic, business or political developments which might affect all municipal obligations of a similar type.

     For purposes of the investment restrictions set forth in the section entitled "Investment Restrictions," the identification of the "issuer" of municipal bonds which are not general obligation bonds is made by the Asset Manager on the basis of the characteristics of the obligation as either general obligation, revenue or industrial development bonds, the most significant of which is the source of the funds for the payment of principal and interest on such securities.

     Although the Funds do not currently invest more than 25% of their assets in municipal bonds issued by public housing authorities, state and local housing finance authorities, and municipal utilities systems and industrial development and pollution control bonds, they may do so at some point in the future. Since such municipal bonds are not general obligations of the issuer, they may be more subject to political and economic changes which may impair their ability to make interest and principal payments.

     The liquidity of lease rental obligations will be determined based on a variety of factors which may include, among others:
(1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; and (5) the rating assigned to the obligation by an established rating agency or the Asset Manager.

     Generally, industrial development bonds are not backed by the credit of any governmental or public authority. The Funds may invest in uncollateralized industrial development bonds which the Asset Manager has determined to be of a quality equivalent to bonds rated not less than A by Moody's or Standard & Poor's. The Funds may invest in industrial development bonds collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The Funds may also invest in variable rate industrial development bonds, most of which permit the holder thereof to receive the principal amount on demand upon seven days notice.

     Municipal notes include Tax Anticipation Notes, issued to finance working capital needs of municipalities; Revenue Anticipation Notes, issued in expectation of receipt of other types of revenue; Bond Anticipation Notes, issued to provide interim financing until long-term bond financing can be arranged; Construction Loan Notes, sold to provide construction financing; and Tax-Exempt Commercial Paper, a short-term obligation with a stated maturity of 365 days or less issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing. The Funds may invest in municipal bonds carrying a guarantee or insured by the U.S. government as to the payment of principal and interest, or which are fully collateralized by an escrow of U.S. government securities.
Such collateralized bonds are commonly known as defeasance bonds.

     Obligations of Domestic and Foreign Banks -- Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

     Puts and Calls -- In addition to writing covered call options and covered put options, and engaging in closing purchase transactions with respect thereto as described above, the Equity Funds, other than the International Equity Fund and the Emerging Markets Equity Fund may purchase options on individual stocks, equity indices and equity index futures contracts and the Income Funds may purchase options on individual bonds and on interest rate future contracts. A put option (sometimes called a "standby commitment") gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a financial instrument or index or futures contract on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a financial instrument, index or futures contract on or before a fixed date, at a predetermined price.

     A Fund may purchase put and call options to provide protection against the adverse affects of changes in the general level of prices in the markets in which the Fund operates. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the financial instrument, index or futures contract increased by an amount in excess of the premium paid. It would realize a loss if the price of the financial instrument, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the financial instrument, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the financial instrument, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would then represent a realized loss to the Fund.

     The Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation for the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more or less than the cost of the option.

     Ratings of Commercial Paper -- Commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position with the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation for the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earning over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Ratings of Debt Instruments -- The four highest ratings of Moody's for debt instruments: Aaa, Aa, A, and Baa are considered to be investment grade. Debt rated Aaa is judged by Moody's to be of the best quality. Debt rated Aa is judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than the best debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Debt which is rated A by Moody's possesses many favorable investment attributes and is considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated debt are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt that is rated Baa is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and, in fact, has speculative characteristics as well. Debt that is rated Ba is judged to have speculative elements and a future which cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     The four highest ratings (investment grade) of S&P for debt instruments are AAA, AA, A, and BBB. Debt rated AAA has the highest rating assigned by S&P to an obligation. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Debt rated A has a strong capacity to pay principal and interest, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Debt rated BBB is considered on the borderline between definitely sound obligations and obligations where the speculative element begins to predominate.
Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among the bonds deemed to be speculative.

          The Bond Fund and the Short and Intermediate Bond Fund may each invest without limitation in debt securities that are rated as low as BB by S&P or Ba by Moody's. Such securities are frequently referred to as "junk bonds." Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). Junk bonds are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates.

          Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of a Fund's portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing bonds.

     During the fiscal year ended December 31, 1996, the weighted average ratings of the debt obligations held by the Bond Fund and the Short and Intermediate Bond Fund, expressed as a percentage of each Fund's total investments, were as follows:

                       Percentage of Total Investments of:

                                               Short and
                                              Intermediate
  Ratings                Bond Fund             Bond Fund
 Government and
 AAA/Aaa                    14%                   50%
 AA/Aa                       3%                    5%
 A/A                         6%                   18%
 BBB/Baa                    61%                   22%
 BB/Ba                       9%                    5%
 Not rated                   7%                    -

     Repurchase Agreements -- Pursuant to guidelines approved and periodically reviewed by the Trustees, a Fund may enter into repurchase agreements with such banking institutions and securities dealers as have been approved by the Trustees. A Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. A repurchase agreement, which provides a means for the Fund to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government security ("Government Obligation") and the seller agrees, at the time of sale, to repurchase the Government Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government Obligation subject to the repurchase agreement. Government Obligations will be held by the Custodian or in the Federal Reserve Book Entry System. For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Government Obligation subject to the repurchase agreement. The Funds' investment restriction which limits lending by the Funds specifically exempts repurchase transactions. It is not clear whether a court would consider the Government Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Government Obligation before the repurchase of the Government Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Government Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Government Obligation, the Fund may be required to return the Government Obligation to the seller's assets and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Trustees seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Government Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Government Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Government Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Government Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. The seller may not be contractually bound to deliver additional securities.

     In addition to repurchase agreements with respect to U.S.
Government Obligations described above, the Intermediate Mortgage
Fund may also invest in repurchase agreements pertaining to the types of securities in which it may invest.

     Rights and Warrants -- Rights are short-term warrants issued in conjunction with new stock issues. Warrants give the holder the right to purchase an issuer's securities at a stated price during a stated term. The Funds' ability to invest in rights and warrants is limited by their operating policies--see "Investment Restrictions."

     Short Sales -- When a Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security. To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the security. The Fund may, but will not necessarily, receive interest on such proceeds. The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security. The Fund's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. government securities or liquid high-grade debt obligations acceptable to the broker.

     If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

     U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only with respect to their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

     U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Governmental National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian-American Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert or claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Variable Rate Securities -- Variable rate securities are debt securities which have no fixed coupon rate. The amount of interest to be paid to the holder typically is contingent upon another specified rate, such as the yield on 90-day Treasury bills. Variable rate securities may also include debt with an interest rate which resets in the opposite direction of the rate of the index upon which it is contingent. See "Other Information - Inverse Floating Obligations."

     "When-Issued" Securities--Certain of the Funds may, from time to time, purchase securities on a "when-issued" basis. The price of "when-issued" securities is fixed at the time the commitment to purchase is made, but delivery and payment for the "when-issued" securities take place at a later date. Normally, the settlement date occurs within one to two months of the date of purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition the risk of decline in value of the Fund's other assets. While "when-issued" securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a "when-issued" basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for "when-issued" securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     Purchase and sale of securities on a "forward commitment" basis includes purchase of "when-issued" securities and involves a commitment by a Fund to purchase or sell particular securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with "when-issued" securities, these transactions involve certain risks to a Fund, but they also enable a Fund to hedge against anticipated changes in interest rates and prices.

                    XIV. PERFORMANCE INFORMATION

     Total Return Computations As indicated in the Prospectus, the Funds may include in advertisements or sales literature certain total return and yield information computed in the manner described in the Prospectus. The following chart sets forth the average annual total return quotations for each of the Funds for certain specified periods of time ending December 31, 1996. The average annual total return quotations for the Emerging Markets Equity Fund is not presented since it had not commenced operations as of the date of this Prospectus.



                                                    Annual -
                                                      ized
                                                     Since
                                   Annual- Annual- Commence-
                                   ized    ized     ment of
                                   5       10        Opera-   Commence-
       NAME OF FUND        1 Year  Years   Years     tions    ment Date
Income Equity Fund          17.08%  14.45%  12.46%     14.57%  10/31/84
Capital Appreciation Fund   13.73%  14.04%  14.66%     15.48%   6/30/84
Special Equity Fund         24.75%  17.42%  17.60%     16.47%   6/30/84
International Equity Fund   12.77%  14.02%  10.62%     14.30%  12/31/85
Short Government Fund        3.89%   2.90%      NA      5.21%  10/31/87
Short & Int. Bond Fund       4.15%   5.94%   6.97%      8.56%   6/30/84
Intermediate Mortgage Fund   3.33%   2.27%   6.36%      7.13%   5/31/86
Bond Fund                    4.97%   8.94%   9.36%     11.37%   6/30/84
Global Bond Fund             4.39%      NA      NA      7.48%   3/25/94

 * The performance figures shown are calculated beginning with each Fund's first full month of operation, with the exception of the Global Bond Fund which is shown as of its actual inception dates. Rates of return for the Funds are net of all direct fees and expenses and (except for the Global Bond Fund) have been restated to show the effect that each Fund's present advisory fee expenses would have had on performance.

     The average annual total return ("T") is computed by using the redeemable value of the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula: P(1+T)n=ERV.

     Yield Computations (Income Equity Fund and the Income Funds).
As indicated in the Prospectuses, the Equity and the Income Funds may advertise or include in sales literature yield quotations based on a 30-day period. "Yield" refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                 a - b    6
     YIELD = 2[(  c*d  +1) - 1]

For these purposes, a equals dividends and interest earned during the period; b equals expenses accrued for the period (net of reimbursements); c equals the average daily number of shares outstanding during the period that were entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

     The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The Funds' yield figures are based on historical earnings and are not intended to indicate future performance. For the 30-day period ended December 31, 1996, the annualized yield of the Income Equity Fund and each of the Income Funds, was as follows:
                                             30-Day
                                      Annualized Yield
Fund                                     at 12/31/96

Income Equity Fund                            2.67%
Short Government Fund                         5.08%
Short and Intermediate
  Bond Fund                                   5.24%
Intermediate Mortgage Fund                    5.64%
Bond Fund                                     6.39%
Global Bond Fund                              4.66%


Performance Comparisons

     As set forth in the Prospectus, the performance of any of the Funds may be compared to the performance of other mutual funds having similar objectives, expressed as a ranking prepared by independent services or publications that monitor the performance of mutual funds such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc., and IBC Money Fund Report. In addition, any Fund's performance may be compared to that of various unmanaged indices such as the Standard & Poor's 500 Stock Price Index or the Dow Jones Industrial Average.

     "Lipper-Fixed Income Fund Performance Analysis" is a monthly publication prepared by Lipper, which tracks net assets, total return, principal return and yield on approximately 950 fixed-income mutual funds offered in the United States. Lipper also prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper.

     Morningstar, Inc., a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets.

     From time to time, in reports and sales literature, the Funds may compare their performance, risk quality and liquidity characteristics to money market funds, treasury bills and notes, GIC's and various indices of unmanaged securities. Charts may be shown depicting the relative yield and risk relationships between the Fund and these indices. In general, instruments with shorter maturities or durations tend to be less risky (have lower price volatility) than those with longer maturities or durations. Risk and yield tend to be greater for corporate issues than for government securities or money market funds. Money market funds invest only in high quality instruments that are denominated in U.S. dollars and that have relatively short periods to maturity. Accordingly, money market funds tend to have fairly low risk and price volatility. The indices used, and the basis for these comparisons, may include:

     The IBC Money Market Fund Index, prepared IBC Financial Data, Inc. in "IBC's Money Market Fund Report," a weekly publication which tracks net assets, yield, maturity and portfolio holdings on approximately 700 money market funds offered in the U.S. Yields quoted on the IBC index are based on a 30-day period.

     Two-year Treasury notes or one-year Treasury bills, as quoted in the Wall Street Journal or by other financial institutions such as T. Rowe Price Associates, Inc. Yields on these indices are generally higher than on money market funds, but carry higher risk due to their longer durations.

     Three Year GIC index, as quoted in the Wall Street Journal and prepared by T. Rowe Price Associates, Inc. In general, GICs will be riskier than comparable maturity government issues or money funds, and will have a higher yield. While GICs do carry "guarantees" as to the repayment of principal, these guarantees are only backed by the company which underwrites the contract, and could possibly default. In addition, GICs can be considered illiquid due to their contractual terms; however their price volatility is relatively stable as a result of this.

     Unmanaged government and corporate indices published by Merrill Lynch, Pierce, Fenner & Smith, Inc. Indices which may be compared to the Short Government Fund include the Merrill Lynch 1-10 Year High Quality Corporate Bond Index and the Corporate Master Index. These indices are published in the Wall Street Journal as well as in Merrill Lynch's "Taxable Bond Indices", a monthly publication which lists principal, coupon and total return on over 100 different taxable indices tracked by Merrill Lynch.

                      XV. FINANCIAL STATEMENTS

     The audited Financial Statements and the Notes thereto for The Managers Funds, and the Report of Independent Accountants of Coopers & Lybrand L.L.P., independent public accountants, are herein incorporated by reference from The Managers Funds' Annual Reports dated December 31, 1996. The unaudited Financial Statements and the Notes thereto are herein incorporated by reference from the Managers Funds' Semi-Annual Reports dated June 30, 1996.


_______________________________
1Trustee who is an "interested person" of the Trust (as defined in Section
      2(a)(19) of the 1940 Act).






                             1
Money Market SAI


                       THE MANAGERS FUNDS
                        MONEY MARKET FUND
               STATEMENT OF ADDITIONAL INFORMATION
                     Dated December 29, 1997



         40 Richards Avenue, Norwalk, Connecticut 06854
                Investor Services: (800) 835-3879

          This Statement of Additional Information relates to the Managers Money Market Fund (the "Money Market Fund" or the "Fund"), one series of The Managers Funds, a no-load, open-end management investment company organized as a Massachusetts business trust (the "Trust"). Information about the other ten series of the Trust is contained in the prospectuses for the Equity Funds and Income Funds, and in a separate Statement of Additional Information for those Funds, copies of which may be obtained without charge by contacting the Trust at the address or telephone number listed above.

          This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Money Market Fund Prospectus of the Trust, dated December 29, 1997, copies of which may be obtained without charge by contacting the Trust as noted above.

          This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus for the Money Market Fund.
                        TABLE OF CONTENTS



I.        INVESTMENT OBJECTIVE AND POLICIES                      1

II.       INVESTMENT RESTRICTIONS                                7

III.      TRUSTEES AND OFFICERS                                  8

IV.       MANAGEMENT OF THE FUND AND THE PORTFOLIO               15

V.        CUSTODIAN, TRANSFER AGENT AND
                INDEPENDENT PUBLIC ACCOUNTANTS                   19

VI.       EXPENSES                                               20

VII.      CODE OF ETHICS                                         20

VIII.     NET ASSET VALUE                                        21

IX.       CONTROL PERSONS AND PRINCIPAL HOLDERS OF
                SECURITIES                                       21

X.        PERFORMANCE DATA                                       22

XI.       ORGANIZATION OF THE PORTFOLIO                          23

XII.      PORTFOLIO TRANSACTIONS                                 23

XIII.     TAX INFORMATION                                        24

XIV.      FINANCIAL STATEMENTS                                   26
     This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of the Managers Money Market Fund. The Fund operates through a two-tiered master-feeder investment fund structure. Prior to December 1, 1995, the Fund operated as a free-standing mutual fund and not through the master-feeder structure. Where indicated in this Statement of Additional Information, historical information for the Fund includes information from the period prior to commencement of operations in the master-feeder structure.

              I.  INVESTMENT OBJECTIVE AND POLICIES

     The Managers Money Market Fund (the "Money Market Fund" or the "Fund") has an investment objective of maximizing current income and maintaining a high level of liquidity. The Fund attempts to achieve this objective by investing all of its investable assets in The Prime Money Market Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objective as the Money Market Fund. The Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

     The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities described in the Prospectus and this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of 397 calendar days or less. The Portfolio's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

     The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective by the Portfolio as set forth above and in the Prospectus. The investment objective of the Fund and of the Portfolio are identical. Accordingly, references below to the Fund also include the Portfolio, and references to the Portfolio also include the Fund, unless the context requires otherwise.

Money Market Instruments

     As discussed in the Prospectus, the Fund, through the Portfolio, invests in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Portfolio appears below. See "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Portfolio may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     Additional U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to:
(i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign Government Obligations. The Portfolio may also invest in U.S. dollar denominated short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions.

     Bank Obligations. The Portfolio may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

     Commercial Paper. The Portfolio may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolio and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts.
Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Portfolio may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolio to be liquid because they are payable upon demand. The Portfolio does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

     Repurchase Agreements. The Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Portfolio will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolio in the agreement plus accrued interest, and the Portfolio will make payment for such securities only upon the physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Portfolio will be fully collateralized within the meaning of paragraph (a) (4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Portfolio may be delayed or limited.

     The Portfolio may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.

Additional Investments

     When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments, no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of the securities in determining its net asset value, if applicable, and calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with the Custodian a segregated account with liquid assets consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is currently the policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by when-issued commitments.

     Investment Company Securities. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (e.g., the Portfolio). As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its operations. The Fund and the Portfolio have applied for exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Portfolio to invest in affiliated investment companies. If the requested relief is granted, the Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Portfolio, and, therefore, a form of leverage. The Portfolio will invest the proceeds of the borrowings under reverse repurchase agreements. In addition, the Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Market Fund's ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions."

     Loans of Portfolio Securities. The Portfolio may lend its securities in an amount up to 33 1/3% of the value of its net assets if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee, or other affiliate of the Portfolio, the Advisor or Funds Distributor, Inc. unless otherwise permitted by applicable law.

     Privately Placed and Certain Unregistered Securities.  The
Portfolio may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

     As to illiquid investments, the Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended, (the "1933 Act") before it may be sold, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

     Synthetic Instruments. The Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates and/or notes evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A.

     Foreign Investments. The Portfolio may invest in certain foreign securities. All investments of the Portfolio must, however, be U.S. dollar denominated, and any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

     For a description of the risks associated with investing in foreign securities, see "Foreign Investment Information" in the Prospectus.

Quality and Diversification Requirements

     The Portfolio intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Portfolio are subject to the following fundamental limitations: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws, or as described below. Investments not subject to the limitations described above could involve an increased risk to the Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     In order to attain the Fund's objective of maintaining a stable net asset value, the Portfolio will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days (subject, however, to the investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in Appendix A attached to this Statement of Additional Information. The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

     In addition, the Board of Trustees of the Portfolio has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are rated by only one NRSRO or that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months; and (iii) require the Portfolio, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Portfolio's best interest.

                   II. INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Fund and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. If the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and cast its votes as instructed by the shareholders.

     The investment restrictions of the Fund and the Portfolio are substantially identical, unless as otherwise specified.
Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise.

The Fund may not:
     1. Issue senior securities, except as may otherwise be permitted by the following investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder. (This is a non-fundamental policy with respect to the Portfolio);

     2. Enter into reverse repurchase agreements, which together with any other borrowing exceeds in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements;

     3. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes;

     4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

     5. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks;

     6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objective and Policies");

     7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts;

     8. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restrictions shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

     9. Acquire securities of other investment companies, except as permitted by the 1940 Act;

     10.  Act as an underwriter of securities; or

     11. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days if, as a result thereof, more than 10% of the market value of the Fund's net assets would be in investments that are illiquid. (This is a non-fundamental policy with respect to the Fund; in the case of the Portfolio, the percentage limitation is applicable to the Portfolio's total assets).

                   III.  TRUSTEES AND OFFICERS

     The Trust and the Portfolio are governed by two separate Boards of Trustees. The Trust, which has ten separate investment portfolios, including the Money Market Fund, is governed by the Trustees of the Trust, who provide broad supervision over the affairs of the Trust and the Fund. The Trustees and officers of the Trust are listed below together with their principal occupations during at least the past five years, as well as the Trustees' dates of birth. References to The Managers Funds, L.P., the Fund Administrator, should be read to apply to Evaluation Associates Investment Management Company, the predecessor of The Managers Funds, L.P., for periods prior to August 17, 1990.

Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years
ROBERT P. WATSON1                 President and Trustee of The
40 Richards Avenue                Managers Funds; Chairman and
Norwalk, CT  06854                Chief Executive Officer,
Chief Executive Officer,          Evaluation Associates Investment
President, Trustee                Management Company (predecessor
                                  of The Managers Funds, L.P.)
Date of birth: 1/21/34            (prior to June 1988 and from
                                  August 1989 to August 1990);
                                  Partner, The Managers Funds, L.P.
                                  (since August 1990); Executive
                                  Vice President, Evaluation
                                  Associates, Inc. (June 1988 to
                                  August 1989).
WILLIAM W. GRAULTY                Practicing Attorney (1977 to
65 LaSalle Road                   present); Executive Vice
West Hartford, CT 06107           President and Head of Trust
Trustee                           Division, The Connecticut Bank
                                  and Trust Company, N.A. (1956 to
Date of birth: 12/30/23           1976); President, American
                                  Bankers Association, Trust
                                  Division (1974 to 1975);
                                  President Connecticut Bankers
                                  Association, Trust Division (1966
                                  to 1968).
MADELINE H. McWHINNEY             President, Dale, Elliott &
24 Blossom Cove                   Company (management consultants)
Red Bank, NJ  07701               (1977 to present); Assistant Vice
Trustee                           President and Financial
                                  Economist, Federal Reserve Bank
Date of birth:  3/11/22           of New York (1943 to 1973);
                                  Trustee and Treasurer, Institute
                                  of International Education (since
                                  1975); Assistant Director,
                                  Operations, Whitney Museum of
                                  American Art (1983 to 1986);
                                  Member, Advisory Committee on
                                  Professional Ethics, New Jersey
                                  Supreme Court (March 1983 to
                                  present).
STEVEN J. PAGGIOLI                Executive Vice President and
479 West 22nd Street              Director, Wadsworth & Associates,
New York, NY  10011               Inc. (1986 to present); Vice
Trustee                           President, Secretary and
                                  Director, First Fund
Date of birth: 4/3/50             Distributors, Inc. (1991 to
                                  present); Vice President,
                                  Secretary and Director;
                                  Investment Company Administration
                                  Corporation (1990 to present);
                                  President and Director,
                                  Southampton Investment Management
                                  Company, Inc. (1991 to present);
                                  Trustee of Professionally Managed
                                  Portfolios (1991 to present).


Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years
THOMAS R. SCHNEEWEIS              Professor of Finance (1985 to
University of Massachusetts       present), Associate Professor of
School of Management              Finance (1980-1985), Ph.D.
Amherst, MA  01003                Director (Acting) (1985 to 1986),
Trustee                           Chairman (Acting) Department of
                                  General Business and Finance
Date of birth: 5/10/47            (1981-1982), and Assistant
                                  Professor of Finance (1977-1980),
                                  University of Massachusetts;
                                  Teaching Assistant, University of
                                  Iowa Principal Occupation (1973-
                                  1977); Financial Consultant,
                                  Ehlers and Associates (1970-
                                  1973).
PETER M. LEBOVITZ                 Director of Marketing, The
40 Richards Avenue                Managers Funds, L.P. (September
Norwalk, CT 06854                 1994 to present); Director of
Vice President                    Marketing, Hyperion Capital
                                  Management, Inc. (June 1993 to
Date of birth: 1/18/55            June 1994); Senior Vice President
                                  and Chief Investment Officer,
                                  Greenwich Asset Management, Inc.
                                  (April 1989 to June 1993).

DONALD S. RUMERY                  Director of Operations, The
40 Richards Avenue                Managers Funds, L.P. (December
Norwalk, CT 06854                 1994 to present)
Secretary, Treasurer (Principal   Vice President, Signature
Financial and Accounting Officer) Financial Group (March 1990 to
                                  December 1994)
Date of birth: 5/29/58            Vice President, The Putnam
                                  Companies (August 1980 to March
                                  1990).

GIANCARLO (JOHN) E. ROSATI        Vice President (July 1992 to
40 Richards Avenue                Present) and Assistant Vice
Norwalk, CT  06854                President (July 1986 to June
Assistant Treasurer               1992), The Managers Funds, L.P.;
                                  Accountant, Gintel Co. (June 1980
Date of birth: 3/31/56            to June 1986).

PETER M. McCABE                   Portfolio Administrator, The
40 Richards Avenue                Managers Funds, L.P. (August 1995
Norwalk, CT  06854                to present); Portfolio
Assistant Treasurer               Administrator, Oppenheimer
                                  Capital, L.P. (July 1994 to
Date of birth: 9/8/72             August 1995); College Student
                                  (September 1990 to June 1994).

     The Trust's Disinterested Trustees receive an annual retainer of $10,000, and meeting fees of $750 for each in-person meeting attended and $200 for participating in each telephonic meeting. There are no pension or retirement benefits provided by the Trust or any affiliate of the Trust to the Trustees. The Trust does not pay compensation to its officers. The following chart sets forth the aggregate compensation paid to each Disinterested Trustee for the year ended December 31, 1996:

                                             Total Compensation
                                                   from
                                                 Registrant and
                               Aggregate            Fund
                              Compensation   Complex Paid to
     Name of Trustee           from Fund        Trustees
     William W. Graulty        $520            $12,250
     Madeline H. McWhinney      550             13,000
     Steven J. Paggioli         550             13,000
     Thomas R. Schneeweis       550             13,000

     As indicated above, certain of the Trust's officers also hold positions with The Managers Funds, L.P., the Fund
Administrator. All Trustees and officers as a group owned less than 1% of the shares of the Fund outstanding as of the date of this Statement of Additional Information.

     The Trustees of the Portfolio, their business addresses, their principal occupations during the past five years and dates of birth are set forth below.

     Frederick S. Addy - Trustee; Retired; Executive Vice
President and Chief Financial Officer since prior to April 1994,
Amoco Corporation.  His address is 5300 Arbutus Cove, Austin, TX
78746.  Birthdate January 1, 1932.

     William G. Burns - Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua
Drive, Longwood, FL  32779.  Birthdate November 2, 1932.

     Arthur C. Eschenlauer - Trustee; Retired: Former Senior Vice
President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540.
Birthdate May 23, 1934.

     Matthew Healey (1) - Trustee, Chairman and Chief Executive
Officer; Chairman, Pierpont Group, Inc., since prior to 1992.
His address is Pine Tree Club Estates, 10286 Saint Andrews Road,
Boynton Beach, FL  33436.  Birthdate August 23, 1937.

     Michael P. Mallardi - Trustee; Retired; Senior Vice
President, Capital Cities/ABC, Inc., and President, Broadcast
Group, since prior to April 1996.  His address is 10 Charnwood
Drive, Suffern, NY  10910.  Birthdate March 17, 1934.

(1) Mr. Healey is an "interested person" of the Portfolio as that term is defined in the 1940 Act.

     Each Trustee of the Portfolio is currently paid an annual
fee of $65,000 for serving as Trustee of the Portfolio as well as
18 other investment companies which are affiliated with the
Advisor and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds. Trustee compensation expenses accrued by the Portfolio for the calendar year ended December 31, 1996 are set forth below.
                                   Aggregate      Total Trustee
                                    Trustee       Compensation
                                   Compensation   Accrued by the
                                   Accrued              Master
                                   by the       Portfolios*, The
                                   Portfolio    JPM Pierpont Funds
                                   during       and JPM Institutional
     Name of Trustee               1996           Funds during 1996.

Frederick S. Addy, Trustee         $11,349              $65,000
William G. Burns, Trustee           11,349               65,000
Arthur C. Eschenlauer, Trustee      11,349               65,000
Matthew Healey, Trustee,            11,349               65,000
     Chairman and Chief Executive
     Officer**
Michael P. Mallardi, Trustee        11,349               65,000

*Includes the Portfolio, the Federal Money Market Portfolio, the Tax Exempt Money Market Portfolio, the Short Term Bond Portfolio, the U.S. Fixed Income Portfolio, the Tax Exempt Bond Portfolio, the New York Total Return Bond Portfolio, the U.S. Equity Portfolio, the U.S. Small Company Portfolio, the International Equity Portfolio, the Emerging Markets Equity Portfolio, the Diversified Portfolio, the Non-U.S. Fixed Income Portfolio, the Series Portfolio and Series Portfolio II (collectively the "Master Portfolios").
**During 1996, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $140,000, contributed $21,000 to a defined contribution plan on his behalf and paid $21,500 in insurance premiums for his benefit.
***No investment company within the Portfolio's fund complex has a pension or retirement plan. Currently, there are 18 investment companies (15 investment companies comprising the Master Portfolios, The JPM Pierpont Funds, The JPM Institutional Funds and JPM Series Trust) in the Portfolio's fund complex.

     The Trustees of the Portfolio, in addition to reviewing actions of the Portfolio's various service providers, decide upon matters of general policy. The Portfolio has entered into a Portfolio Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees of the Portfolio are the equal and sole shareholders of Pierpont Group, Inc. The Portfolio has agreed to pay Pierpont Group, Inc. a fee in an amount approximating its reasonable costs in performing these services to the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees.

     The aggregate fees paid to Pierpont Group, Inc. by the Portfolio during the fiscal year ended November 30, 1994, November 30, 1995 and November 30, 1996 were $246,089, $261,045 and $157,428, respectively.

     The Portfolio's executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. The Portfolio's officers conduct and supervise the business operations of the Portfolio. The Portfolio has no employees.


Officers of the Portfolio

     The officers of the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont
Group, since prior to 1992.  His address is Pine Tree Club
Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

     MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. Prior to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company, Inc. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolios only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and for five years was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited from September 1988 to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is March 24, 1942.

     RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Service and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM Capital Funds, Inc. and RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     ELIZABETH A. KEELEY; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and Premier Mutual and an officer of RCM Capital Funds, Inc. RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. Prior to August 1996, Ms. Keeley was Assistant Vice President and Counsel of FDI and Premier Mutual. Prior to September 1995, Ms. Keeley was enrolled at Fordham University School of Law and received her JD in May 1995.
Address: 200 Park Avenue, New York, New York 10166. Her date of birth is September 14, 1969.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     LENORE J. MCCABE; Assistant Secretary and Assistant Treasurer of the Portfolios only. Assistant Vice President, State Street Bank and Trust Company since November 1994.
Assigned as Operations Manager, State Street Cayman Trust Company, Ltd. since February 1995. Prior to November, 1994, employed by Boston Financial Data Services, Inc. as Control Group Manager. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is May 31, 1961.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM Capital Funds, Inc. RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and client manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     JOHN E. PELLETIER; Vice President and Secretary. Senior Vice President, General Counsel, Secretary and Clerk of FDI and Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From February 1992 to April 1994, Mr. Pelletier served as Counsel for TBCA. His date of birth is June 24, 1964.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.


          IV.  MANAGEMENT OF THE FUND AND THE PORTFOLIO

INVESTMENT ADVISOR AND ADMINISTRATIVE SERVICES AGENT

     The investment advisor to the Portfolio is Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

     The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of certain of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

     J. P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of $234 billion.

     J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

     The basis of the Advisor's investment process is fundamental investment research, as the firm believes that fundamentals should determine an asset's value over the long term. Morgan currently employs over 100 full-time research analysts, among the largest research staffs in the money management industry, located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover countries, industries and companies on site. Morgan's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

     Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently IBC Financial Data, Inc.'s Tier-One Money Fund Average.

     J. P. Morgan Investment Management Inc., also a wholly-owned subsidiary of J. P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. J. P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

     The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J. P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J. P. Morgan Investment Management Inc. and certain other investment management affiliates of J.P. Morgan.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% of net assets in excess of $1 billion.

     The advisory fees paid by the Portfolio to the Advisor are as follows: For the fiscal year ended November 30, 1994:
$3,423,576.  For the fiscal year ended November 30, 1995:
$3,913,479.  For the fiscal year ended November 30, 1996:
$4,503,793.

     The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Investment Information and Risk Factors."

     Prior to December 1, 1995, the Money Market Fund invested directly in portfolio securities and paid advisory fees to its own investment adviser. For the eleven months ended November 30, 1995 and for the fiscal years ended December 31, 1994 and 1993, fees paid to such adviser were $42,050, $15,126 and $6,297, respectively.

     The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

     If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Morgan also provides other services to the Portfolio outside the scope of the Advisory Agreement. The Portfolio has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan effective December 29, 1995, as amended effective August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to the Portfolio. The Services Agreement may be terminated at any time, without penalty, by the Portfolio's Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

     Under the amended Services Agreement, the Portfolio has agreed to pay Morgan fees equal to the Portfolio's allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable the Portfolio is determined by the proportionate share that its net assets bear to the total net assets of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and JPM Series Trust.

     Under Administrative Services Agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, the Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' average daily net assets in excess of $7 billion.

     Prior to December 29, 1995, the Portfolio had entered into a Financial and Fund Accounting Services Agreement with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of the Portfolio's usual and customary expenses. The services fees paid by the Portfolio to Morgan are as follows:
For the fiscal year ended November 30, 1994: $385,012. For the fiscal year ended November 30, 1995: $373,077. For the fiscal year ended November 30, 1996: $891,730.

PORTFOLIO CO-ADMINISTRATOR AND EXCLUSIVE PLACEMENT AGENT

     FDI serves as the Portfolio's exclusive placement agent. Under a Co-Administration Agreement dated August 1, 1996, FDI also serves as the Portfolio's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Portfolio's Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Portfolio expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Investment Advisor and Administrative Services Agent" above.

     For its services under the Co-Administration Agreement, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of its net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios, JPM Series Trust and JPM Series Trust II.

     The administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided placement agent and administrative services to the Portfolio prior to August 1, 1996) since the Portfolio's commencement of operations are as follows: For the period July 12, 1993 (commencement of operations) through November 30, 1993: $32,869. For the fiscal year ended November 30, 1994: $165,519. For the fiscal year ended November 30, 1995: $176,717. For the Period December 1, 1995 through July 31, 1996: $272,989. The fees paid to FDI for the period August 1, 1996 through November 30, 1996 were $33,012.


FUND ADMINISTRATOR

     The Trust has separately retained the services of The Managers Funds, L.P. as administrator (the "Fund Administrator"). The Fund has agreed to pay the Fund Administrator and shareholder servicing agent for the Fund a fee of 0.25% of the Fund's average daily net assets for these services. The Fund Administrator is currently waiving all of this fee through at least May 31, 1996. See "Management of the Fund and the Portfolio-Fund Administrator" in the Prospectus and "Expenses" below.

DISTRIBUTOR

     The Managers Funds, L.P. also serves as distributor (the "Distributor") in connection with the offering of the Money Market Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of shares.

     The Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment. The Distribution Agreement may be continued annually if specifically approved by the Trust's Trustees or by a vote of the Fund's outstanding shares, including a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as such term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting such approval.


V.  CUSTODIAN, TRANSFER AGENT AND INDEPENDENT PUBLIC ACCOUNTANTS

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, Quincy, Massachusetts 02171, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Trust's dividend disbursing agent. Pursuant to the Custodian Contract with the Portfolio, the Custodian is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash.

     Boston Financial Data Services, Inc. serves as the Transfer
Agent for the Fund. The independent accountants of the Fund are Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts 02109.

     The independent accountants of the Portfolio are Price
Waterhouse LLP, 1177 Avenue of the Americas, New York, New York
10036.

                          VI.  EXPENSES

     From time to time, the Fund Administrator may agree voluntarily to waive all or a portion of the fee it would otherwise be entitled to receive from the Fund. The Fund Administrator may decide to waive all or a portion of its fees from the Fund for such reasons as attempting to make the Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the fees payable by the Fund is reflected in the Illustrative Expense Information located in the front of the Fund's Prospectus. Existing voluntary fee waivers by the Fund Administrator may be terminated or reduced in amount at any time, and solely at the discretion of the Fund Administrator. Shareholders will be notified of any change at the time that it becomes effective.

     In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under the various agreements discussed above, the Portfolio is responsible for usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Portfolio's Trustees, registration fees under federal and foreign securities laws, extraordinary expenses, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan was responsible for reimbursements to the Portfolio for the fee of the Portfolio's Administrator and the Portfolio's usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

                      VII.  CODE OF ETHICS

     The Board of Trustees and the Fund Administrator have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics requires generally that all employees of the Fund Administrator preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Fund Administrator include a ban on trading securities based on information about the Fund's trading. Morgan's personal trading rules require its employees to pre-clear all securities trades (with limited exceptions) for the account of the employee and certain persons associated with the employee and to arrange for duplicate confirmations and statements to be sent to Morgan.
                     VIII.  NET ASSET VALUE

     It is anticipated that the net asset value of each share of the Money Market Fund will remain constant at $1.00. Although no assurance can be given that it will be able to maintain such value on a continuing basis, the Portfolio will, as described below, employ specific investment policies and procedures to accomplish this result.

     The Portfolio relies on Rule 2a-7 under the 1940 Act to use the amortized cost valuation method to value its securities, which the Trustees of the Portfolio have determined constitutes fair value for purposes of complying with the 1940 Act. The amortized cost method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. If fluctuating interest rates cause the market value of the securities held by the Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to the Fund's shareholders. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Portfolio would receive if the instrument were sold.

     The Fund computes its net asset value once daily on Monday through Friday. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that trading in the money markets is scheduled to end earlier than the close of the New York Stock Exchange in observance of these holidays, the Fund and the Portfolio would expect to close for purchases and redemptions an hour in advance of the end of trading in the money markets. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the respective Boards of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

     The net asset value of the Fund is equal to the value of the Fund's investment in the Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities.

    IX.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 18, 1997, two shareholders, Benefits
Resources, and William and Rita Matherson, each held 5% of the outstanding shares of the Fund.
                      X.  PERFORMANCE DATA

     From time to time, the Fund may quote performance in terms of yield, actual distributions, total return, or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Performance Information" in the Prospectus.

     YIELD QUOTATIONS. As required by regulation of the SEC, current yield for the Money Market Fund is computed by determining the net change exclusion of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Money Market Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

     For the seven calendar days ended November 30, 1996, the current yield and effective yield of the Money Market Fund were 5.24% and 5.38%, respectively. These figures reflect expense reimbursements in effect during the relevant time period. In the absence of such reimbursement, these figures would have been 5.03% and 5.16%, respectively.

     TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000.
It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. As of November 30, 1996, the Money Market Fund's annualized one-, five- and ten-year total returns were 5.47%, 3.93% and 5.48%, respectively.

     Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

     GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its total operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper
Analytical Services, Inc., Micropal, Inc., Ibbotson Associates,
IBC Financial Data, Inc. and Morningstar Inc.

               XI.  ORGANIZATION OF THE PORTFOLIO

     The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.


                  XII.  PORTFOLIO TRANSACTIONS

     Morgan places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objective and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission.
The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective.

     In connection with portfolio transactions for the Portfolio, Morgan intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

     The Portfolio has a policy of investing only in securities with maturities of less than thirteen months, which policy will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Portfolio makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolio.

     Portfolio securities will not be purchased from or through or sold to or through the Portfolio's Co-Administrator or Advisor or the Fund's Administrator or Distributor or any other "affiliated person" as defined in the 1940 Act, of the Administrators, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

     On those occasions when Morgan deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers including other investment companies managed by Morgan or its affiliate, Morgan, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold, as well as any expense incurred in the transaction, will be made by Morgan in the manner it considers to be most equitable and consistent with Morgan's fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

                     XIII.  TAX INFORMATION

     The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, a RIC must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, certain gains from foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the RIC's total assets and 10% of the outstanding voting securities of such issuer; (iv) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the RIC controls and which are engaged in the same, similar or related trades and businesses; and (v) solely with respect to tax years beginning on or before August 5, 1997, derived less than 30% of its gross income from the sale or stocks, securities and certain financial instruments held for less than three months. In any year in which a RIC distributes 90% of its Investment Company Taxable Income, it will not be subject to corporate income tax on amounts distributed to its shareholders.

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to taxation at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

     Ordinary income distributions and distributions of net realized short-term capital gains to shareholders who are liable for federal income taxes will be taxed as ordinary dividend income to such shareholders. Distributions of net long-term capital gains to such shareholders are taxable as either 28% rate gain or 20% rate gain, depending upon the Fund's holding period in the asset disposed of regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or accepted in shares. It is not anticipated that the Fund will derive long-term capital gains.

     Dividends and other distributions by the Fund may also be subject to state and/or local taxes. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund. Additionally, shareholders who are foreign persons should consult with their own tax advisers concerning the foreign tax consequences of investing in the Fund.

     Under the federal income tax law, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from all redemptions of the shares except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, such distributions and redemption proceeds may be subject to the withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or with respect to those shareholders whom the Internal Revenue Service notifies the Fund of certain of the non-compliance. If these withholding provisions are applicable, any distributions to, and proceeds received by, shareholders, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

     The Code imposes a four percent nondeductible excise tax on each RIC with respect to the amount, if any, by which it does not meet distribution requirements specified under such tax law. The Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax although it may not be possible for the Fund to avoid this tax in all instances.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference would be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Fund and its shareholders. Foreign, state and local tax laws vary greatly. Shareholders should consult their own tax advisers for additional or more current information regarding the federal, foreign, state, and local tax treatment of the Fund's distributions to shareholders and with respect to their own tax situation.


                   XIV.  FINANCIAL STATEMENTS

     The audited Financial Statements and the Notes thereto for the Fund, and the Report of Independent Accountants of Coopers & Lybrand L.L.P., independent public accountants, are herein incorporated by reference from the Managers Money Market Fund Annual Report dated November 30, 1996. The unaudited Financial Statements for the Fund are herein incorporated by reference from the Managers Money Market Fund Semi-Annual Report dated May 31, 1997.

     The Portfolio's audited Financial Statements and the Notes thereto at November 30, 1996, the Portfolio's unaudited Financial Statements at May 31, 1997, and the report of Price Waterhouse LLP, independent accountants, are herein incorporated by reference from the Portfolio's filing with the SEC pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder.

                           APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S:

CORPORATE AND MUNICIPAL BONDS

AAA -     Debt rated AAA has the highest ratings assigned by
     Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -     Debt rated BBB is regarded as having an adequate
     capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -     This designation indicates that the degree of safety
     regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S:

CORPORATE AND MUNICIPAL BONDS

Aaa -     Bonds which are rated Aaa are judged to be of the best
     quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -     Bonds which are rated Baa are considered as medium
     grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

          --   Leading market positions in well established
               industries.
          --   High rates of return on funds employed.
          --   Conservative capitalization structures with
               moderate reliance on debt and ample asset protection.
          --   Broad margins in earnings coverage of fixed
               financial charges and high internal cash generation.
          --   Well established access to a range of financial
               markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


_______________________________
1Trustee who is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).






                  THE MANAGERS FUNDS POST-EFFECTIVE
              AMENDMENT NO. 41 TO REGISTRATION STATEMENT


                                PART C

                          OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

          (a)  Financial Statements

               Part A:

               With reference to each of The Managers:

                    Income Equity Fund
                    Capital Appreciation Fund
                    Special Equity Fund
                    International Equity Fund
                    Short Government Fund
                    Short and Intermediate Bond Fund
                    Intermediate Mortgage Fund
                    Bond Fund
                    Global Bond Fund
                    Money Market Fund

               Financial Highlights


                    For the fiscal years (or portions thereof) audited from commencement of operations to December 31, 1996 (November 30, 1996, with respect to Managers Money Market Fund); and for six months ended June 30, 1997 (unaudited) (six months ended May 31, 1997, with respect to Managers Money Market Fund (unaudited))


               Part B:

               With reference to each of The Managers:

                    Income Equity Fund
                    Capital Appreciation Fund
                    Special Equity Fund
                    International Equity Fund
                    Short Government Fund
                    Short and Intermediate Bond Fund
                    Intermediate Mortgage Fund
                    Bond Fund
                    Global Bond Fund
                    Money Market Fund

                    At December 31, 1996 (audited) and with
                    respect to Managers Money Market Fund, at
                    November 30, 1996 (audited); and for six months ended June 30, 1997 (unaudited) (six months ended May 31, 1997, with respect to Managers Money Market Fund (unaudited)):

                       Schedule of Investments

                       Statement of Assets and Liabilities

                    For the fiscal year ended December 31, 1996
                    (audited) and with respect to Managers Money
                    Market Fund, at November 30, 1997 (audited);
                    and six months ended June 30, 1997 (unaudited) (six months ended May 31, 1997, with respect to Managers Money Market Fund (unaudited)):

                       Statement of Changes in Net Assets

                    For the fiscal years ended December 31, 1996
                    (audited) and December 31, 1995 (audited), and with respect to Managers Money Market Fund, for the fiscal year ended November 30, 1996 (audited) and for the eleven months ended November 30, 1995 (audited); and the six months ended June 30, 1997 (unaudited) (six months ended May 31, 1997, with respect to Managers Money Market Fund (unaudited)):

                       Statement of Operations

                       Notes to Financial Statements

                    For the fiscal years (or portions thereof) from commencement of operations to December 31, 1996 (audited) and with respect to Managers Money Market Fund, for the fiscal year ended November 30, 1996 (audited); and six months ended June 30, 1997 (unaudited) (six months ended May 31, 1997, with respect to Managers Money Market Fund (unaudited)):

                       Financial Highlights

                    With respect to The Prime Money Market
                    Portfolio:

                    At November 30, 1996 (audited); and six
                    months ended May 31, 1996, with respect
                    to Managers Money Market Fund (unaudited):

                       Schedule of Investments

                       Statement of Assets and Liabilities

                       Statement of Operations

                       Statement of Changes in Net Assets

                       Supplementary Data

                       Notes to Financial Statements

(b)  Exhibits

* 1.  (A)      Declaration of Trust dated November 23, 1987
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 20 to Registrant's Registration Statement    on Form N-1A
on             September 28, 1990.

* 1.  (B)      Amendment to Declaration of Trust dated May 12,
               1993.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 32 to Registrant's Registration Statement    on Form N-1A
on             November 5, 1993.

* 1.  (C)      Amendment to Declaration of Trust dated June 30,
               1993.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 32 to Registrant's Registration Statement    on Form N-1A
on             November 5, 1993.

* 2.           By-Laws of the Trust.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 20 to Registrant's Registration Statement    on Form N-1A
on             September 28, 1990.

  3.           Not Applicable.

* 4.           Instruments Defining Rights of Shareholders.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 34 to Registrant's Registration Statement    on Form N-1A
on             March 7, 1995.

* 5.  (A)      Fund Management Agreement dated August 17, 1990
               between EAIMC Partners, L.P. (now "The Managers
               Funds, L.P.") and the Trust.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 32 to Registrant's Registration Statement    on Form N-1A
on             November 5, 1993.

* 5.  (B)      Asset Management Agreements between The Managers
               Funds, L.P. and each of the Asset Managers
               identified in the Registration Statement.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 32 to Registrant's Registration Statement    on Form N-1A
on             November 5, 1993.

* 6.           Form of the Distribution Agreement between The
               Managers Funds and The Managers Funds, L.P.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 28 to Registrant's Registration Statement    on Form N-1A
on             November 9, 1992.

  7.           Not Applicable.

* 8.           Form of the Custodian Agreement with State Street
               Bank and Trust Company.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 28 to Registrant's Registration Statement    on Form N-1A
on             November 9, 1992.

* 9.  (A)      Transfer Agency Agreement between The Managers
               Funds and State Street Bank and Trust Company.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 33 to Registrant's Registration Statement    on Form N-1A
on             April 28, 1994.

* 9.  (B)      Form of Administration and Shareholder Servicing
               Agreement between the Trust and The Managers Funds,
               L.P.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 28 to Registrant's Registration Statement    on Form N-1A
on             November 9, 1992.

* 9.  (C)      Form of License Agreement Relation to the Use of
               Name between The Managers Funds and The Managers
               Funds, L.P.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 28 to Registrant's Registration Statement    on Form N-1A
on             November 9, 1992.

* 10.          Opinion and Consent of Shereef, Friedman, Hoffman
               & Goodman, L.L.P.
               Refiled electronically herein. Initially files as an exhibit to PEA 20 to Registrant's Registration Statement on Form N-1A on September 28, 1990.

* 11.          Consent of Independent Accountants, Coopers &
               Lybrand, L.L.P.

  12.          Not Applicable.

  13.          Not Applicable.

  14.          Not Applicable.

  15.          Not Applicable.

* 16.          Computation of Performance Quotations.
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 19 to Registrant's Registration Statement    on Form N-1A
on             April 13, 1990.

  17.          Financial Data Schedules

* 18.          (1)  Powers of Attorney for:
                    William H. Graulty
                    Madeline H. McWhinney
                    Steven J. Paggioli
                    Thomas R. Schneeweis
                    Robert P. Watson
                    Donald S. Rumery
               Refiled electronically herein.  Initially filed as an
exhibit to PEA 31 to Registrant's Registration Statement    on Form N-1A
on             April 23, 1993.

* 18.          (2)  Powers of Attorney for the Trustees and
               President and Treasurer of The Prime Money
               Market Portfolio:
                    Michael P. Mallardi
                    Frederick S. Addy
                    William G. Burns
                    Matthew Healey
                    Arthur C. Eschenlauer
                    Richard W. Ingram


-------------
*Included as an exhibit to this filing.

Item 25.       Persons Controlled by or under Common Control with
               Registrant.

               None.

Item 26.       Number of Holders of Securities.

     As of November 1, 1997, the shares of beneficial interest of each Fund were held of record by the number of holders indicated below:

                                             Number of
Fund Name                               Record Holders

Income Equity Fund                            2,448
Capital Appreciation Fund                     2,709
Special Equity Fund                          11,729
International Equity Fund                     6,777
Short Government Fund                           730
Short and Intermediate Bond Fund              1,256
Intermediate Mortgage Fund                    1,336
Bond Fund                                     2,051
Global Bond Fund                              1,614
Money Market Fund                             1,413

Item 27.       Indemnification

     The following sections of the Registrant's Declaration of Trust, dated November 23, 1987, which relate to indemnification of Trustees, officers and others by the Trust and to exemption from personal liability of Trustees, officers and others, also relate to indemnification:
     Sections 2.9 (d), (f)
     Sections 4.1 - 4.3
     Section  8.3 (b)
These Sections are reproduced below.

    Section 2.9. Miscellaneous Powers. The Trustee shall have the power to: (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer
Agent and selected dealers, to such extent as the Trustees shall determine;


                               ARTICLE IV

                LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                            TRUSTEES AND OTHERS

    Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

    Section 4.2. Non-liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee's duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

    Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

              (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

              (b) No indemnification shall be provided hereunder to a Trustee or officer:



              (i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

              (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

              (iii) in the event of a settlement involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

              (A) by the court or other body approving the settlement or other disposition; or

                        (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

              (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

              (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

    As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

    Section 8.3. Amendment Procedure. (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Item 28.      Business and Other Connections of Investment Advisers.

    The business and other connections of the officers and directors of The Managers Funds, L.P. (the Registrant's Manager), and the asset managers of the Registrant are listed in Schedules A and D of their respective ADV Forms as currently on file with the Commission, the texts of which Schedules are hereby incorporated herein by reference. The file numbers of said ADV Forms are as follows:

    The Managers Funds, L.P.               801-19215
    Chartwell Investment Partners, L.P.    801-54124
    Husic Capital Management               801-27298
    Essex Investment Management Company    801-12548
    Jennison Associates Capital Corp.      801-5608
    Kern Capital Management, LLC           801-54766
    Lazard Freres Asset Management         801-6568
    Liberty Investment Management          801-21343
    Loomis, Sayles & Company, Inc.         801-17000
    Montgomery Asset Management, LLC       801-54803
    Pilgrim Baxter Associates              801-19165RC
    Rogge Global Partners, Inc.            801-25482
    Scudder, Stevens & Clark, Inc.         801-252
    Standish, Ayer & Wood, Inc.            801-584
    State Street Global Advisers*
    Westport Asset Management, Inc.        801-21854
--------
* As a bank, exempt from filing ADV.

Item 29.      Principal Underwriter

(a) The Managers Funds, L.P. ("TMF") acts as principal underwriter for the Registrant. TMF does not currently act as principal underwriter for any other investment company. TMF's address is 40 Richards Avenue, Norwalk, Connecticut 06854.

(b) The business and other connections of the officers and directors of The Managers Funds, L.P. (formerly EAIMC Partners, L.P.) (the Registrant's Manager), are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-19215.

(c) Not Applicable.

Item 30.      Location of Accounts and Records

    All accounts and records required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 promulgated thereunder are maintained in the following locations:

    Rule 31a-1

    (a) Records forming the basis for financial statements of Registrant are kept at the principal offices of SSB, Managers, Adviser & AM (see legend below).

Legend:       Managers:      The Managers Funds
                             40 Richards Avenue
                             Norwalk, Connecticut  06854

              SSB:           State Street Bank and Trust Company
                             225 Franklin Street
                             Boston, Massachusetts  02110

              Adviser:       The Managers Funds, L.P.
                             40 Richards Avenue
                             Norwalk, Connecticut  06854

              AM:            Asset Managers (see Statement of
                             Additional Information section entitled
                             "Asset Manager Profiles" for the name,
                             address and a description of the asset
                             managers of each Fund)

    (b)  Managers Records:


                 (1) SSB -- Journals containing daily record of securities transactions, receipts and deliveries of securities and receipts and disbursements of cash.

                 (2)      SSB -- General and auxiliary ledgers

                 (3)      Not Applicable

                 (4)      Managers -- Corporate Documents

                 (5)      AM -- Brokerage orders

                 (6)      AM -- Other portfolio purchase orders

                 (7)      SSB -- Contractual commitments

                 (8)      SSB and Managers -- Trial balances

                 (9)      AM -- Reasons for brokerage allocations

                 (10)     AM -- Persons authorizing purchases and sales

                 (11)     Managers and AM -- Files of advisory material


         (c)    Not applicable

           (d) Adviser -- Broker/dealer records, to the extent applicable

           (e)  Not applicable

           (f)  Adviser and AM -- Investment adviser records


Item 31.  Management Services

 Not Applicable.


Item 32.  Undertakings

 (a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 (b) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

 (c) If requested to do so by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Registrant will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

 (d) The Registrant will file a post-effective amendment, using financial statements which may not be certified, within four to six months of the effective date of this Registration Statement.
                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk, and the State of Connecticut on this 19th day of November, 1997.

                        THE MANAGERS FUNDS

                        By:/s/Robert P. Watson
                           Robert P. Watson
                           President

Pursuant to the requirements of the Securities Act of 1933, this
Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
/s/ Robert P. Watson
Robert P. Watson
Trustee and President
Principal Executive
Officer
November 19, 1997
/s/ Donald S. Rumery
Donald S. Rumery
Principal Financial
and Accounting Officer
November 19, 1997
/s/ William W. Graulty
William W. Graulty
Trustee
November 19, 1997
/s/ Madeline H. McWhinney
Madeline H. McWhinney
Trustee
November 19, 1997
/s/ Steven J. Paggioli
Steven J. Paggioli
Trustee
November 19, 1997
/s/ Thomas R. Schneeweis
Thomas R. Schneeweis
Trustee
November 19, 1997

                           SIGNATURES

       The Prime Money Market Portfolio (the "Portfolio") has duly caused this registration statement on Form N-1A
("Registration Statement") of The Managers Funds (the "Trust")
(File No. 2-84012) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of George
Town, Grand Cayman, on the 19th day of November, 1997.


THE PRIME MONEY MARKET PORTFOLIO

By:
/s/ Lenore J. McCabe
Lenore J. McCabe
Assistant Secretary and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on November 19, 1997.

Richard W. Ingram*
-------------------------
Richard W. Ingram
President and Treasurer (Principal Financial and Accounting
Officer) of the Portfolio

Matthew Healey*
-------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal
Executive Officer) of the Portfolio

Frederick S. Addy*
-------------------------
Frederick S. Addy
Trustee of the Portfolio

William G. Burns*
-------------------------
William G. Burns
Trustee of the Portfolio

Arthur C. Eschenlauer*
------------------------
Arthur C. Eschenlauer
Trustee of the Portfolio

Michael P. Mallardi*
------------------------
Michael P. Mallardi
Trustee of the Portfolio
____________________________________
*By /s/ Lenore J. McCabe
    Lenore J. McCabe, as attorney-in-fact pursuant to a power of attorney filed herewith.
                                                      EXHIBIT 11

               CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
  The Managers Funds:

We consent to the inclusion in Post-Effective Amendment No. 41 to the Registration Statement of The Managers Funds on Form N-1A (Securities Act of 1933 File No. 2-84012) of our reports dated February 14, 1997 (except for Managers Money Market Fund which report is dated January 16, 1997) on our audits of the financial statements and the financial highlights of: Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Short Government Fund, Managers Short and Intermediate Bond Fund, Managers Intermediate Mortgage Fund, Managers Bond Fund, Managers Global Bond Fund and Managers Money Market Fund, which reports are included in the Annual Reports to shareholders for the year ended December 31, 1996, (except for Managers Money Market Fund which is for the year ended November 30, 1996) and which reports are also incorporated by reference in the Post-Effective Amendment to the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights," "Custodian, Transfer Agent and Independent Public Accountant," and "Financial Statements" in the Registration Statement.


                             /s/ Coopers + Lybrand L.L.P.
                             Coopers & Lybrand L.L.P.

Boston, Massachusetts
November 19, 1997
 Exhibit 18(2)
                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, and Michael S. Petrucelli, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds, or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which the JPM Pierpont Funds or JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 1997, in Hamilton, Bermuda.




/s/ Frederick S. Addy
Frederick S. Addy



                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, and Michael S. Petrucelli, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds, or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which the JPM Pierpont Funds or JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 1997, in Hamilton, Bermuda




/s/ William G. Burns
William G. Burns


                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, and Michael S. Petrucelli, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds, or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which the JPM Pierpont Funds or JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 1997, in Hamilton, Bermuda.




/s/ Arthur C. Eschenlauer
Arthur C. Eschenlauer



                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, and Michael S. Petrucelli, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds, or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which the JPM Pierpont Funds or JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 1997, in Hamilton, Bermuda.




/s/ Matthew Healey
Matthew Healey



                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, and Michael S. Petrucelli, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds, or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which the JPM Pierpont Funds or JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 1997, in Hamilton, Bermuda.




/s/ Michael P. Mallardi
Michael P. Mallardi



                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, and Michael S. Petrucelli, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds, or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which the JPM Pierpont Funds or JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 1997, in Hamilton, Bermuda.




/s/ Richard W. Ingram
Richard W. Ingram





EXHIBIT 1(A)

            THE MANAGEMENT OF MANAGERS GROUP OF FUNDS

                      DECLARATION OF TRUST

                     DATED NOVEMBER 23, 1987

                          TABLE OF CONTENTS



                                                          Page



ARTICLE I -- Name and Definitions                            1



    Section 1.1      Name                                     1

    Section 1.2      Definitions                              1



ARTICLE II -- Trustees                                        4



    Section  2.1     General Powers                           4

    Section  2.2     Investments                              4

    Section  2.3     Legal Title                              6

   Section  2.4      Issuance and Repurchase of Securities    7

   Section  2.5      Delegation; Committees                  7

    Section 2.6      Collection and Payment                   7

    Section 2.7      Expenses                                 7

    Section 2.8      Manner of Acting; By-Laws                7

    Section 2.9      Miscellaneous Powers                     8

    Section 2.10     Principal Transactions                   9

    Section 2.11     Number of Trustees                       9

    Section 2.12     Election and Term                        9

    Section 2.13     Resignation and Removal                  9

    Section 2.14     Vacancies                               10

    Section 2.15     Delegation of Power to Other Trustees   20



ARTICLE III  -- Contracts                                    11



    Section 3.1    Underwriting Contract                     11

    Section 3.2    Advisory or Management Contract           11

    Section 3.3    Affiliations of Trustees or Officers,Etc  12

    Section 3.4    Compliance with 1940 Act                  12



ARTICLE IV -- Limitations of Liability of Shareholders,

                 Trustees and Others                        13



    Section 4.1       No Personal Liability of Shareholders,

                           Trustees, Etc                    13

    Section  4.2      Non-Liability of Trustees, Etc        13

    Section  4.3      Mandatory Indemnification             14



    Section   4.4    No Bond Required of Trustees       :   16

    Section   4.5    No Duty of Investigation; Notice  in

                          Trust Instruments, Etc            16

    Section   4.6    Reliance on Experts, Etc               16



                                                          Page



ARTICLE V -- Shares of Beneficial Interest                  17



    Section   5.1     Beneficial Interest                   17

    Section   5.2     Rights of Shareholders                17

    Section   5.3     Trust Only                            17

    Section   5.4     Issuance of Shares                    18

    Section   5.5     Register of Shares                    15

    Section   5.6     Transfer of Shares                    19

    Section   5.7     Notices                               19

    Section   5.8     Treasury Shares                       19

    Section   5.9     Voting Powers                         19

    Section   5.10    Meetings of Shareholders              20

    Section   5.11    Series Designation                    21



ARTICLE VI -- Redemption and Repurchase of Shares           23



    Section   6.1     Redemption of Shares                  23

    Section   6.2     Price                                 23

    Section   6.3     Payment                               23



   Section   6.4      Effect of Suspension of Determination

                           of Net Asset Value               23

   Section   6.5      Repurchase by Agreement               24

   Section   6.6      Redemption of Shareholder's Interest  24

   Section   6.7      Redemption of Shares in Order to

                           Qualify as Regulated Investment

                           Company; Disclosure of Holding   24

   Section   6.8      Reductions in Number of Outstanding

                           Shares Pursuant to Net Asset

                           Value Formula                    25

   Section   6.9      Suspension of Right of Redemption     25



ARTICLE VII --    Determination of Net Asset Value and

                  Distributions                             26



   Section   7.1      Net Asset Value                       26

   Section   7.2      Distributions to Shareholders         27

   Section   7.3      P,6wer to Modify Foregoing Procedures .27



ARTICLE VIII -- Duration, Termination of Trust; Amendment;

                  Mergers, Etc.                            29



    Section  8.1     Duration                              29

    Section  8.2     Termination of Trust                  29

    Section  8.3     Amendment Procedure                   30

    Section  8.4     Merger, Consolidation and Sale of

                           Assets                          31

    Section  8.5     Incorporation                         31





                                                          Page

ARTICLE IX   Reports to Shareholders                        33

ARTICLE X    Miscellaneous                                  34



    Section 10.1  Filing                                   34
    Section 10.2  Governing Law                            34
    Section 10.3  Counterparts                             34
    Section 10.4  Reliance by Third Parties                34
    Section 10.5  Provisions in Conflict with Law or
                       Regulations                         35

                      DECLARATION OF TRUST
          OF THE MANAGEMENT OF MANAGERS GROUP OF FUNDS

                     Dated November 23, 1987


   DECLARATION OF TRUST made November 23, 1987 by Robert P. Watson, William W. Graulty,Madeline H. McWhinney and Thomas R. Schneeweis (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the "Trustees");

   WHEREAS, the Trustees desire to establish a trust under the laws of Massachusetts for the investment and reinvestment of funds contributed thereto; and

   WHEREAS, the Trustees desire that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest, as hereinafter provided;

   NOW, THEREFORE, the Trustees declare that all money, securities and other assets contributed to the Trust established hereunder, or any Series thereof, shall be held, managed and disposed of in trust for the pro rata benefit of the holders from time to time of the shares of beneficial interest of any such Series in this Trust which shares shall be issued hereunder and subject to the provisions hereof.

                            ARTICLE I

                      NAME AND DEFINITIONS

    Section 1.1. Name. The name of the Trust created hereby is the "The Management of Managers Group of Funds," and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time adopt pursuant to Section 8.3(a) hereof.

    Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

    (a) "By-laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

                               -2-




    (b) The terms "Commission" and "Interested Person" have the-meanings given them in the 1940 Act. Except as otherwise defined by the Trustees in conjunction with the establishment of any Series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term "vote of majority of the outstanding voting securities" given it in the 1940 Act.

    (c) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said 17(f).

     (d) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration, " "hereof , " "herein, " and
"hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

    (e) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

(f) "His" shall include the feminine and neuter, as well as the masculine, genders.

(g) "Investment Adviser" means the party or parties, other than the Trust, to the contract or contracts described in
Section 3.2 hereof.

    (h) "Municipal Bonds" means obligations issued by or on behalf of states, territories and of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income tax.

    (i) "Net Asset Value" means the net asset value of each Series of the Trust determined in the manner provided in Section
7.1 hereof.

    (j)   The "1940 Act" means the Investment Company Act of
1940, as amended from time to time, and the rules, regulations, interpretations and orders promulgated, rendered or granted from time to time thereunder.

    (k) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

    (l) "Series" means any series of Shares of the Trust established in accordance with the provisions of Section 5.11 hereof.

    (m)   "Shareholder" means a record owner of Outstanding
Shares.

    (n) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time, or, if more than one Series is authorized by the Trustees pursuant to Section 5.11 hereof, the equal proportionate transferable units into which each Series shall be divided from time to time, and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or of its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

    (o) "Transfer Agent" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

    (p)   The "Trust" means The Management of Managers Group of
Funds, as established by this Declaration. Reference to the Trust, when applicable to one or more Series, shall refer to any such Series.

    (q) The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees in their capacity as Trustees.

    (r) The "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as trustees hereunder.

                           ARTICLE II
                            TRUSTEES

    Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust and of any Series to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and any Series and carry on the operations of Trust and all Series in any and all of the Trust's branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign nations, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust or any Series although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust or of any Series made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

   The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

     Section 2.2. Investments. The Trustees shall have the power:

    (a) To operate as, and carry on the business of, an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

    (b) To invest in, hold for investment, or reinvest cash and other property in securities, including common and preferred stocks and, to the extent permitted by the 1940 Act, shares of other investment companies; indices of instruments in which it may invest; futures contracts and forward contracts with respect to instruments in which it may invest and options on such futures contracts; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or nonnegotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or-quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization, however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

    (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and repurchase agreements.

    (d) To purchase put and call options written by others and to write put and covered call options covering the types of securities in which the Trust or any Series thereof may invest and to enter into contracts for the future delivery of fixed income securities.

    (e) To exercise all rights, powers and privileges of ownership or interest in all securities and repurchase agreements included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto, and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

    (f) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

    (g) To borrow money, and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;
and to lend Trust Property.

    (h) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; to guarantee o@- become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.
                               -6-




    (i) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental br appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

   The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

   The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries but shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purposes of this Trust. However, each of the powers hereinbefore mentioned shall be subject to any investment policies or restrictions contained in any effective registration statement filed with the Securities and Exchange Commission on behalf of the Trust.

   Section 2.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. The Trust Property shall be held by the Trustee separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder. Upon the termination of the term of office, resignation, removal or death of a Trustee, he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such cessation and vesting of title shall be effective whether or not conveyancing documents have been executed and delivered.

                               7 -




    Section 2.4. Issuance and Repurchase of Securities.
The rustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of transfer, and otherwise deal in Shares, and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or the appropriate Series, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

    Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or in the names of the Trustees, or otherwise, as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

    Section 2.6. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

    Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

    Section 2.8. Manner of Acting; By-laws. Except as otherwise provided herein or in the By-laws or as otherwise required by the 1940 Act, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust, and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

   Notwithstanding the foregoing provisions of this Section 2.8, and in addition to such provisions or any other provision of this Declaration or of the By-laws with respect to the appointment and powers of committees, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

   Section 2.9. Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust including, but not limited to one or more Transfer Agents, Distributors, Custodians or Investment Advisers; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees officers, employees, agents, Investment Advisers, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against.such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; (i) establish separate and distinct Series of Shares with separately defined investment objectives, policies and restrictions, and distinct investment purposes, in accordance with the provisions of Section 5.11 hereof; (j) allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses attributable to a particular Series shall be payable solely out of the assets belonging to that Series as provided in Section 5.11 hereof; and
(k) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

    Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from, or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of any such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, Transfer Agent, dividend disbursing agent or Custodian upon customary terms.

    Section 2.11. Number of Trustees. The number of Trustees shall initially be four (4), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than seven (7).

    Section 2.12. Election and Term.  Except for the
Trustees named herein or appointed to fill vacancies pursuant to
Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of all of the Shares of the Trust voting at a meeting of Shareholders. Except in event of the resignation or removal pursuant to Section 2.13 hereof, each Trustee shall hold office during the lifetime of the Trust, and until its termination as provided in Section 8.2 hereof, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until his successor is elected and qualified.

   Section 2.13. Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than three) with cause, by the action of two-thirds of the remaining Trustees. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

    Section 2.14. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14 or in Section 5.10, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in offite shall be conclusive evidence of the existence of such vacancy.

     Section 2.15. Delegation of Power to Other Trustees.
Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other
Trustee or Trustees; provided that in no case shall less than two
(2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.


                           ARTICLE III
                            CONTRACTS

    Section 3.1. Underwriting Contract. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares to net the Trust not less than the amount provided for in Section 7.1 hereof, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions as may be prescribed in the By-laws, if any, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws, and such contract may also provide for the redemption, repurchase or sale of the Shares by such other party as agent of the Trustees.

    Section 3.2. Advisory or Management Contract. Subject to approval by the affirmative vote of a majority of the Shares outstanding and entitled to vote thereon, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts with respect to the Trust or any Series thereof whereby the other party to any such contract shall undertake to furnish to the Trust or any Series thereof such administrative, management, investment advisory, statistical and research facilities and services, and such other facilities and services, if any, all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or Series and what portion of the assets thereof shall be uninvested, which authority shall include the power to effect on behalf of the Trustees purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust or such Series selected by such Investment Adviser without further consultation with the Trustees or may authorize any officer, agent or Trustee to effect such purchases, sales or exchanges pursuant to instructions or recommendations of the Investment Adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

   The Trustees may, subject to applicable requirements of the 1940 Act, including those relating to Shareholder approval, authorize the Investment Adviser to employ one or more subadvisers from time to time to perform such of the acts and services of the Investment Adviser, and upon such terms and

                               12-



conditions as may be agreed upon between the Investment Adviser and any such-sub-adviser.

    Section 3.3. Affiliations of Truatees or Officers, Etc.

The fact that:

        (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above, or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

        (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to this Trust or its Shareholders.

   Section 3.4. Compliance with 1940 Act. Any contract entered into pursuant to Section 3.1 or 3.2 shall be consistent with or subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof; and no amendment to any contract entered into pursuant to Section 3.2 shall be effective unless assented to by a vote of a majority of the Shares outstanding and entitled to vote thereon.





                              -13 -





                           ARTICLE IV

            LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                       TRUSTEES AND OTHERS

    Section 4.1- No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

    Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or'agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee's duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

    Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

        (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

        (ii) the words "claim," "action,"suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

         (i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

        (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

        (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph
    (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

         (A) by the court or other body approving the settlement or other disposition; or

         (B) based upon a review of readily available facts
         (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

    (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

        (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

   Sectioon 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

   Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, Transfer Agent or other @er on dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent, or, be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or any Series or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or any Series or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under this Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

   Section 4.6. Reliance on Experts, Etc. Each Trustee and officer, employee or agent of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or any Series, upon an opinion of counsel, or upon reports made to the Trust or any Series by any of its officers or employees or by the Investment Adviser, Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                            ARTICLE V

                  SHARES OF BENEFICIAL INTEREST

    Section 5.1- Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, all of one class, except as provided for division into Series in Section 5.11 hereof, without par value. The number of shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

    Section 5.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the proportionate undivided beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust, nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. All persons acquiring Shares shall acquire the same subject to the provisions of this Declaration and the By-laws established hereunder as in effect from time to time, and by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine and designate with respect to any Series of Shares established pursuant to Section 5.11 hereof. The death.of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere ag@inst the Trust or Trustees, but shall entitle the representative only to the rights of said decedent under this Trust.

    Section 5.3. Trust 0nly It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind any Shareholder personally or, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees, or a particular Series, shall look only to the assets of the Trust or the appropriate Series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

   Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consi - deration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

   Section 5.5. Register of Shares. A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders of each Series, if any, and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares of each Series and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

    Section 5.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

    Any Person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

    Section 5.7. Notices. Any and all notices to which any Shareholder may be entitled, and any and all communications, shall be deemed duly served or given if mailed, postage-prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

    Section 5.8. Treasury Shares. Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to such Shares.

    Section 5.9. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12 hereof; (ii) with respect to any investment advisory or management contract entered into pursuant to Section
3.2 hereof; (iii) with respect to termination of the Trust as provided in Section 8.2 hereof; (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3 hereof; (v) with respect to any merger, consolidation or sale of assets as provided in Section 8.4 hereof; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 8.5 hereof; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (viii) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or because of any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any other matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that, if any Series are established, all shares shall be voted by individual Series as required by Rule 18f-2 promulgated under the 1940 Act, except
(i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

    Section 5.10. Meetings of Shareholders. Special meetings of the Shareholders of any Series or of all of the Series may be called by the Trustees and shall be called by the Trustees for the purpose of voting upon the question of the removal of any Trustee or Trustees when requested in writing to do so by the Shareholders of not less than 10% of the outstanding Shares. At any time when less than a majority of the Trustees holding office have been elected by the Shareholders, the then remaining Trustees shall forthwith call a special meeting of Shareholders to be held as promptly as possible and in any event within 60 days for the purpose of electing Trustees to fill any existing vacancies. All such meetings shall be held either at the principal office of the Trust, or at such other place as may be designated by the Trustees. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of Shareholders or the mailing of such materials to Shareholders.

   Section 5.11. Series Designation. The Trustees, in their sole discretion and without Shareholder approval, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. Each Share of a Series will represent an equal proportionate interest in the Series with each other Share of the same Series, none having priority or preference over another within the same Series. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series as the context may require.

    If the Trustees shall divide the Shares of the Trust into two or more Series, the following provisions shall be applicable:

    (a) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

    (b) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors and except as may otherwise be required by applicable tax laws, shall be so recorded upon the books of account of the Trust and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

     (c) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series, and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.

   The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation of the relative rights and preferences of such Series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may, by an instrument executed by a majority of their number, abolish that Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                              -23 -

                           ARTICLE VI

               REDEMPTION AND REPURCHASE OF SHARES

    Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased
Shares may be resold by the Trust.

    The Trust or a particular Series shall redeem the Shares of the Trust or of such Series at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency of the Trust or of that Series as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares of any Series in the Trust's then effective prospectus under the Securities Act of 1933.

    Section 6.2. Price. Shares of the Trust or of a particular Series shall be redeemed at their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

    Section 6.3. Payment. Payment for such Shares shall be made in cash or in property to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective prospectus under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

    Section 6.4. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value with regard to the Trust or any Series, the rights of Shareholders of the Trust or such Series (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or the Series shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The.redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined, as set forth in Section 7.1, after the termination of such suspension, and payment shall be made within'seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

    Section 6.5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per Share of the Trust or the particular Series determined as of the time when the purchase or contract of purchase is made, or the net asset value as of any time which may be later determined pursuant to
Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

    Section 6.6. Redemption of Shareholder's Interest. The Trust shall have the right at any time without prior notice to the Shareholder to redeem Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns Shares having an aggregate net asset value of less than $1,000 subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all Shareholders of its intention to avail itself of such right, either by publication in the Trust's then current prospectus, if any, or by such other means as the Trustees may determine.

    Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holdings. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code"), then the Trustees shall have the power, by lot or other means deemed equitable by them, (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in

                              -25-



question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

   The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, or to comply with the requirements of any other taxing authority.

    Section 6.8. Reductions in Number of Outstanding Shares
Pursuant to Net Asset Value Formula. The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of
Section 7.3.

  Section 6.9. Suspension of Right of Redemption. The Trustees may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust or any Series thereof by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trustees shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.
                              -26-





                           ARTICLE VII

                DETERMINAT10N OF NET ASSET VALUE
                        AND DISTRIBUTIONS

    Section 7.1. Net Asset Value. The value of the assets of the Trust or a particular Series shall be determined by appraisal of the securities owned by the Trust or such Series, such appraisal to be on the basis of the amortized cost of such securities,, or by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness; interest; taxes payable or accrued, including estimated taxes on unrealized book profits; expenses and management charges accrued to the appraisal date; net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate. The resulting amount which shall represent the total net assets of the Trust or the particular Series shall be divided by the number of Shares of the Trust or of such Series outstanding at the time, and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or of such Series as appropriate. The net asset value shall be determined separately for each Series, if the Trustees divide the Shares into two or more Series, and shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange, or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

    For the purpose of allowing the net asset value per Share of the Trust or of any Series to remain constant, if the Trustees determine that it is desirable to do so, the Trustees shall be entitled to declare, pay and credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Trust's accounting and portfolio valuation policies) of the Trust or of any Series. If the amount so determined for any day is negative, the Trustees shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Trust or the Series and the Shareholders in maintaining a constant net asset value per Share, to redeem pro rata from all Shareholders of the Trust or the Series at the time of such redemption (in proportion to their respective holdings of Shares) such number of outstanding Shares of the Trust or the Series, or fractions thereof, as shall be required to permit the net asset value per Share to remain constant. The Trustees may delegate the powers and duties specified in this Section 7.1.

    Section 7.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of each Series, if any, such proportion of the net profits, surplus (including paid in surplus), capital or assets held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or of any Series additional Shares issuable hereunder in such manner, at such times and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record of the Trust or Series at the time of declaring a distribution, or among the Shareholders of record of the Trust or Series at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the then effective prospectus under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the particular Series or to meet obligations of the Trust or the particular Series, or as they may deem desirable to use in the conduct of the affairs of the Trust or Series or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend,payout plans or related plans as the Trustees shall deem appropriate.

    Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.


    Section 7.3. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Trust's or a Series' Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish several Series of Shares in accordance with Section 5.11, and declare dividends thereon in such manner other than above stated as they shall determine.



                          ARTICLE VIII

                 DURATION; TERMINATION OF TRUST;
                    AMENDMENT; MERGERS, ETC.

    Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this
Article VIII.

    Section 8.2. Termination of Trust. (a) The Trust may be terminated by the affirmative vote of the holders of not less than two-thirds of the Shares of each Series of the Trust outstanding and entitled to vote at any meeting of Shareholders, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares. Upon the termination of the
Trust:

        (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

        (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially, all the Trust Property shall require Shareholder approval in accordance with Section 8.4 hereof.

        (iii) After paying or adequately providing for the payment of all liabilities of the Trust (including the liabilities of all Series), and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, ratably among the holders of the Shares of the Trust then outstanding.

    (b) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder as regards the Trust, and the rights and interests of, all Shareholders of the Trust shall thereupon cease.

     Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote, or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote. However, an amendment which will affect the Shareholders of one or more Series shall be authorized by a vote of a majority of the Shares outstanding and entitled to vote of each such Series affected, and no vote of Shareholders of a Series not affected shall be required. The Trustees may also amend this Declaration, without the vote or consent of Shareholders, to change the name of the Trust or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Code (including those provisions of the Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on municipal bonds), but the Trustees shall not be liable for failing so to do.

     (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

     (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid, or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

    Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

    Section 8.4. Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares or by such other vote as may be established by the Trustees with respect to any Series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Shares outstanding and entitled to vote, or such other vote or written consent as may be established by the Trustees with respect to any Series, shall be sufficient authorization, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

    Section 8.5. Incorporation. With the approval of the holders of a majority of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares, the Trustees may cause to be organized, or may assist in organizing, a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to takeover all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for,the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations orother organizations, and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

                              33 -





                           ARTICLE IX

                     REPORTS TO SHAREHOLDERS

   The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus, of the transactions of the Trust, specifying the transactions attributable to each Series, including financial statements which shall at least annually be certified by independent public accountants.

                              -34-




                            ARTICLE X

                          MISCELLANEOUS

    Section 10.1. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts, and in such other places as may be required under the laws of Massachusetts, and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees, and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaratipn and the various amendments thereto.

    Section 10.2. Governing Law. This Declaration is executed by the Trustees with reference to the laws of the Commonwealth of Massachusetts, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

    Section 10.3. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

    Section 10.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

    Section 10.5. Provisions in Conflict with Law or Regulations.
(a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions are in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

    IN WITNESS WHEREOF, the undersigned have executed this instrument this 23rd day of November, 1987.


                         /s/Robert P. Watson
                        Robert P. Watson

                         /s/William W. Graulty
                         Willilam W. Graulty

                         /s/Madeline H. McWhinney
                         Madeline H. McWhinney

                         /s/Thomas R. Schneeweis
                         Thomas R. Schneeweis

                              -36-




Then personally appeared the above-named Robert P. Watson, William W. Graulty, Madeline H. McWhinney and Thomas R.
Schneeweis, each of whom executed and acknowledged the foregoing instrument to be their free act and deed.



                              /s/Brian
                              Commissioner of the Superior Court







EXHIBIT 1(B)
                       THE MANAGERS FUNDS

                    Certificate of Amendment

          The undersigned, being the Secretary of The Managers Funds (hereinafter referred to as the "Trust"), a trust with transferable shares of the type commonly called a Massachusetts business trust, DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Trustees of the Trust by Sections
2.8 and 8.3 of the Agreement and Declaration of Trust, dated November 23, 1987, as amended, and by, the affirmative vote of all of the Trustees at a meeting held on May 10, 1993, the names of the series established by the Certificate of Designation dated January 23, 1989 are hereby changed as follows:

         Previous Name                       New Name

Management of Managers Core        Managers Core Equity Fund
Equity Fund

Management of Managers Capital     Managers Capital Appreciation
Appreciation Fund                  Fund

Management of Managers Special     Managers Special Equity Fund
Equity Fund

Management of Managers Income      Managers Income Equity Fund
Equity Fund

Management of Managers             Managers International Equity
International Equity Fund          Fund

Management of Managers             Terminated as of May 14, 1990
Precious Metals Fund               pursuant to Trustee action
                                   (see attached)

Management of Managers Fixed       Managers Bond Fund
Income Securities Fund

Management of Managers             Managers Intermediate Mortgage
Intermediate Mortgage              Fund
Securities Fund

Management of Managers Short       Managers Short and
and Intermediate Fixed Income      Intermediate Bond Fund
Securities Fund

Management of Managers Short       Managers Short Government Fund
Term Fixed Income Securities
Fund

     Previous Name                      New Name

Management of Managers Money       Managers Money Market Fund
Market Fund

Management of Managers             Managers Municipal Bond Fund
Municipal Bond Fund

Management of Managers Short       Managers Short Municipal Fund
Term Municipal Bond Fund

Management of Managers Short       Terminated as of May 14, 1990
and Intermediate Government        pursuant to Trustee action
Securities Fund                    (see attached)

          IN WITNESS WHEREOF, the undersigned has set her hand this 12th day of May, 1993.


                                        /s/Kathleen Wood
                                        Kathleen Wood, Secretary
                       THE MANAGERS FUNDS
                     Secretary's Certificate

          I, Kathleen Wood, Secretary of The Managers Funds, a

Massachusetts business trust (the "Trust"), hereby certify that the following resolutions were duly adopted by unanimous vote of the Trustees of the Trust at a regular meeting of the Trustees held on May 14, 1990; that the passage of said resolutions was in all respects legal; and that said resolutions are in full force and effect.



         WHEREAS, the Trustees previously have established and designated as separate series of the Trust the Management of Managers U.S. Government Securities Fund and the Management of Managers Precious Metals Fund; and

         WHEREAS, no shares of either of the above-named Series have been issued or are presently outstanding,

                      NOW THEREFORE, BE IT

         RESOLVED, that, pursuant to the Trust's Declaration of Trust, the Trustees hereby abolish the Series of the Trust previously established and designated by the Trustees as the Management of Managers U.S. Government Securities Fund and the Management of Managers Precious Metals Fund.

    IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1993.



                                        /s/Kathleen Wood

                                        Kathleen Wood, Secretary

                         ACKNOWLEDGMENT

STATE OF Connecticut)

                    ) ss.

COUNTY OF Fairfield )                      May 12th, 1993



          Then personally appeared the above named Kathleen Wood

and acknowledged the foregoing instrument to be her free act and deed.



          Before me,



                                           /s/Sally W. Marcus

                                           Notary Public







   EXHIBIT 1(C)

                       THE MANAGERS FUNDS

                     Certificate of Amendment


          The undersigned, being the Secretary of The Managers Funds (hereinafter referred to as the "Trust"), a trust with transferable shares of the type commonly called a Massachusetts business trust, DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Trustees of the Trust by Sections
2.8 and 8.3 of the Agreement and Declaration of Trust, dated November 23, 1987, as amended, and by the affirmative vote of all of the Trustees at a meeting held on May 10, 1993, the names of the series established by the Certificate of Designation dated May 12, 1993 are hereby changed as follows:


          Previous Name                     New Name

 Managers Core Equity Fund       Managers Balanced Fund

          IN WITNESS WHEREOF, the undersigned has set her hand this 30th day of June, 1993.



                                   /s/Kathleen Wood
                                   Kathleen Wood, Secretary

                         ACKNOWLEDGMENT


STATE OF Connecticut)
                    ) ss.
COUNTY OF Fairfield )                      June 30, 1993


          Then personally appeared the above named Kathleen Wood and acknowledged the foregoing instrument to be her free act and deed.

          Before me,



                                        /s/Sally W. Marcus
                                        Notary Public




EXHIBIT 2



                             BY-LAWS

                               OF

            THE MANAGEMENT OF MANAGERS GROUP OF FUNDS





                     DATED NOVEMBER 23, 1987

                        TABLE OF CONTENTS

                                                       Page

ARTICLE I - DEFINITIONS

ARTICLE II - OFFICES                                       1

    Section 1.        Principal Office                     1
    Section 2.        Other Offices                        1

ARTICLE III - SHAREHOLDERS                                 1

    Section 1.       Meetings                              1
    Section 2.       Notice of Meetings                    2
    Section 3.       Record Date for Meetings and
                          Other Purposes                   2
    Section 4.       Proxies                               2
    Section 5.       Inspection of Records                 3
    Section 6.       Action without Meeting                3

ARTICLE IV - TRUSTEES                                      3

    Section 1.       Meetings of the Trustees              3
    Section 2.       Quorum and Manner of Acting           4

ARTICLE V -  COMMITTEES                                    4

    Section  1.      Executive and Other Committees        4
    Section  2.      Meetings, Quorum and Manner of
                             Acting                        4

ARTICLE VI        OFFICERS                                 5

    Section  1.      General Provisions                    5
    Section  2.      Term of Office and Qualifications     5
    Section  3.      Removal                               5
    Section  4.      Powers and Duties of the President    5
    Section  5.      Powers and Duties of Vice Presidents  6
    Section  6.      Powers and Duties of the Treasurer    6
    Section  7.      Powers and Duties of the Secretary    6
    Section  5.      Powers and Duties of Assistant
                             Treasurers                    7

                               -2-


    Section 9.     Powers and Duties of Assistant
                        Secretaries                        7
    Section 10.    Compensation of Officers and Trustees
                        and Members of the Advisory Board  7

ARTICLE VII - FISCAL YEAR                                  7

ARTICLE VIII - SEAL                                        7

ARTICLE IX - WAIVERS OF NOTICE                             8

ARTICLE X -  CUSTODY OF SECURITIES                         8



    Section 1.         Employment of a Custodian           8
    Section 2.         Action Upon Termination of
                            Custodian Agreement            8
    Section 3.         Provisions of Custodian Contract    a
    Section 4.         Central Certificate System          9
    Section 5.         Acceptance of Receipts in Lieu of
                            Certificate                    9

ARTICLE XI       AMENDMENTS                               10

ARTICLE X         MISCELLANEOUS                           10

                            BY- LAWS

                               OF

            THE MANAGEMENT OF MANGERS GROUP OF FUNDS

                            ARTICLE I

                           DEFINITIONS

    The terms "Commission," "Custodian," "Declaration," "Distributor," "Investment Adviser," "Municipal Bonds,"
"1940 Act,"   "Series," "Shareholder," "Transfer Agent,"
"Trust," "Trust Property," "Trustees," and "vote of a majority of the Shares outstanding and entitled to vote," have the respective meanings given them in the Declaration of Trust of The Management of Managers Group of Funds (the "Trust") dated November 23, 1967, as amended from time to time.

                           ARTICLE II
                             OFFICES

    Section 1. Principal Office. Until changed by the
Trustees, the principal office of the Trust in the Commonwealth of Massachusetts shall be in the City of Boston, County of Suffolk. With respect to votes by any Series, the holders of a majority of outstanding Shares of such Series present in person or by proxy shall constitute a quorum at any meeting of the Shareholders of such Series.

    Section 2. Other Offices. The Trust may have offices in such other places without as well as within the Commonwealth as the Trustees may from time to time determine.

                           ARTICLE III
                          SHAREHOLDERS

   Section 1. Meeting; Quorum. Meetings of the Shareholders shall be held as provided in the Declaration at such place within or without the Commonwealth of Massachusetts as the Trustees shall designate. The holders of a majority of outstanding Shares present in person or by proxy shall constitute a quorum at any meeting of the Shareholders. With respect to votes by any Series, the holders of a majority of

                              -2 -

outstanding Shares of such Series present in person or by proxy shall constitute a quorum at any meeting of the Shareholders of such Series.

    Section 2. Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder at his address as recorded on the register of the Trust mailed at least (10) days, but not more than sixty (60) days, before the meeting. only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned without further notice. No notice need be given to any Shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

    Section 3. Record Date for Meetings and Other
Purposes. For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for the Trust or for any Series for such period, not exceeding thirty (30) days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than sixty (60) days prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determinations of the persons to be treated as Shareholders of record for such purposes, except for dividend payments which shall be governed by the Declaration.

    Section 4. Proxies. At any meeting of Shareholders, any holder of Shares of any Series entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with.such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole Share shall be entitled to one vote as to any matter on which it is entitled by the Declaration to vote, and each fractional Share shall be entitled to a proportionate fractional vote. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

    Section 5. Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

    Section 6. Action without Meeting. Any action which may be taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the Declaration or these By-laws for approval of such matter) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders called for such purpose.

                           ARTICLE IV
                            TRUSTEES

    Section 1. Meetings of the Trustees. The Trustees may in their discretion provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the President, or by any one of the Trustees, at the time being in office. Notice of the time and place of each meeting other than regular or stated meetings shall be given by the Secretary or an Assistant Secretary or by the officer or Trustee calling the meeting and shall be mailed to each Trustee at least two days before the meeting, or shall be telegraphed, cabled, or wirelessed to each Trustee at his business address, or personally delivered to him at least one day before the meeting. Such notice may, however, be waived by any Trustee. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice need not specify the purpose of any meeting. The Trustees may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting are connected, which meeting shall be deemed to have been held at a place designated by the Trustees at the meeting. Participation in a telephone conference meeting shall constitute presence in person at such meeting. Any action required or permitted to be taken at any Meeting of the Trustees may be taken by the Trustees without a meeting if all the Trustees consent to the action in writing and the written consents are filed with the records of the Trustees' meetings. Such consents shall be treated as a vote for all purposes.

    Section 2. Quorum and Manner of Acting. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and (except as otherwise required by law, the Declaration or these By-laws) the act of a majority of the Trustees present at any such meeting, at which a quorum is present, shall be the act of the Trustees. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given.

                            ARTICLE V
                           COMMITTEES

    Section 1. Executive and Other Committees. The Trustees by vote of a majority of all the Trustees may elect from their own number an Executive Committee to consist of not less than two (2) to hold office at the pleasure of the Trustees, which shall have the power to conduct the current and ordinary business of the Trust while the Trustees are not in session, including the purchase and sale of securities and the designation of securities to be delivered upon redemption of Shares of any Series of the Trust, and such other powers of the Trustees as the Trustees may, from time to time, delegate to them except those powers which by law, the Declaration or these By-laws they are prohibited from delegating. The Trustees may also elect from their own number other Committees from time to time, the number composing such Committees, the powers conferred upon the same (subject to the same limitations as with respect to the Executive Committee) and the term of membership on such Committees to be determined by the Trustees. The Trustees may designate a chairman of any such Committee. In the absence of such designation the Committee may elect its own chairman.

    Section 2. Meetings, Quorum and Manner of Acting. The Trustees may (1) provide for regular or stated meetings of any Committee, (2) specify the manner of calling and notice required for special meetings of any Committee, (3) specify the number of members of a Committee required to constitute a quorum and the number of members of a Committee required to exercise specified powers delegated to such Committee, (4) authorize the making of decisions to exercise specified powers by written assent of the requisite number of members of a Committee without a meeting, and
(5) authorize the members of a Committee to meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting are connected.

    The Executive Committee and any other Committee created as above provided or as provided in the Declaration shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in a book designated for that purpose and kept in the office of the Trust.

                           ARTICLE VI
                            OFFICERS

    Section 1. General Provisions. The officers of the Trust shall be a President, a Treasurer and a Secretary, who shall be elected by the Trustees. The Trustees may elect or appoint such other officers or agents as the business of the Trust may require, including one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agents.

    Section 2. Term of Office and Qualifications. Except as otherwise provided by law, the Declaration or these By-laws, the President, the Treasurer and the Secretary shall each hold office until his successor shall have been duly elected and qualified, and all other officers shall hold office at the pleasure of the Trustees. The Secretary and Treasurer may be the same person. A Vice President and the Treasurer or a Vice President and the Secretary may be the same person, but the offices of Vice President, Secretary and Treasurer shall not be held by the same person. The President shall hold no other office. Except as above provided, any two offices may be held by the same person. Any officer may be, but none need be, a Trustee or Shareholder.

    Section 3. Removal. The Trustees, at any regular or special meeting of the Trustees, may remove any officer without cause, by a vote of a majority of the Trustees then in office. Any officer or agent appointed by an officer or committee may be removed with or without cause by such appointing officer or committee.

    Section 4. Powers and Duties of the President. The President may call meetings of the Trustees and of any Committee thereof when he deems it necessary and shall preside at all meetings of the Shareholders. Subject to the control of the Trustees and to the control of any Committees of the Trustees, within their respective spheres, as provided by the Trustees, the President shall at all times exercise a general supervision and direction over the affairs of the Trust. The President shall have the power to employ attorneys and counsel for the Trust and to employ such subordinate officers, agents, clerks and employees as he may find necessary to transact the business of the Trust. The President shall also have the power to grant, issue, execute or sign such powers of attorney, proxies or other documents as may be deemed advisable or necessary in furtherance of the interests of the Trust. The President shall have such other powers and duties, as from time to time may be conferred upon or assigned to him by the Trustees.

    Section 5. Powers and Duties of Vice Presidents. In the absence or disability of the President, the Vice President or, if there be more than one Vice President, any Vice President designated by the Trustees, shall perform all the duties and may exercise any of the powers of the President, subject to the control of the Trustees. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees and the President.

    Section 6. Powers and Duties of the Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust. The Treasurer shall deliver all funds of the Trust which may come into his hands to such Custodian as the Trustees may employ pursuant to Article X of these By-laws. The Treasurer shall render a statement of condition of the finances of the Trust to the Trustees as often as they shall require the same and he shall in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Trustees. The Treasurer shall give a bond for the faithful discharge of his duties, if required to do so by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

    Section 7. Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Trustees and of the Shareholders in proper books provided for that purpose. The Secretary shall have custody of the seal of the Trust, if any, and shall have charge of the Share transfer books, lists and records unless the same are in the charge of the Transfer Agent. The Secretary shall attend to the giving and serving of all ncitices by the Trust in accordance with the provisions of these By-laws and as required by law; and as subject to these By-laws, the Secretary shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Trustees.

   Section 8. Powers and Duties of Assistant Treasurers. In the absence or disability of the Treasurer, any Assistant Treasurer designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Treasurer. Each Assistant Treasurer shall perform such other duties as from time to time may be assigned to him by the Trustees. Each Assistant Treasurer shall give a bond for the faithful discharge of his duties, if required to do so by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

   Section 9. Powers and Duties of Assistant Secretaries. In the absence or disability of the Secretary, any Assistant Secretary designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Trustees.

   Section 10. Compensation of Officers and Trustees and Members of the AdvisoryB Board. Subject to any applicable provisions of the Declaration, the compensation of the officers and Trustees and members of the Advisory Board, if any, shall be fixed from time to time by the Trustees or, in the case of officers, by any committee or officer upon whom such power may be conferred by the Trustees. No officer shall be prevented from receiving such compensation as such officer by reason of the fact that he is also a Trustee.

                           ARTICLE VII
                           FISCAL YEAR

   The fiscal year of the Trust shall begin on the first day of January in each year and shall end on the thirty-first day of December in each year, provided, however, that the Trustees may from time to time change the fiscal year.

                          ARTICLE VIII
                              SEAL

   The Trustees may adopt a seal which shall be in such form and shall have such inscription thereon as the Trustees may from time to time prescribe. However, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

                           ARTICLE IX
                        WAIVERS OF NOTICE

   Whenever any notice whatever is required to be given by law, the Declaration or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice shall be deemed to have been telegraphed, cabled or wirelessed for the purposes of these Bylaws when it has been delivered to a representative of any telegraph, cable or wireless company with instructions that it be telegraphed, cabled or wirelessed.

                            ARTICLE X
                      CUSTODY OF SECURITIES

   Section 1. Employment of a Custodian. The Trust shall place and at all times maintain in the custody of a Custodian (including any sub-custodian for the Custodian) all funds, securities and similar investments included in the Trust Property. The Custodian (and any sub-custodian) shall be a bank or trust company, having not less than $2,000,000 aggregate capital, surplus and undivided profits and shall be appointed from time to time by the Trustees, who shall fix its remuneration.

   Section 2. Action Upon Termination of Custodian Agreement. Upon termination of a custodian agreement or inability of the Custodian to continue to serve, the Trustees shall promptly appoint a successor Custodian, but in the event that no successor Custodian can be found which has the required qualifications and is willing to serve, the Trustees shall call as promptly as possible a special meeting of the Shareholders to determine whether the Trust shall function without a Custodian or shall be liquidated. If so directed by vote of the holders of a majority of the outstanding voting securities of the Trust, the Custodian shall deliver and pay over all Trust Property held by it as specified in such vote.

   Section 3. Provisions of Custodian Contract. The following provisions shall apply to the employment of a Custodian and to any contract entered into with the Custodian so employed:

    The Trustees shall cause to be delivered to the Custodian all securities included in the Trust Property or to which the Trust may become entitled, and shall order the same to be delivered by the Custodian only in completion of a sale, exchange, transfer, pledge, loan of portfolio securities to another person, or other disposition thereof, all as Trustees may generally or from time to time require or approve or to asuccessor Custodian; and the Trustees shall cause all funds included in the Trust Property or to which it may become entitled to be paid to the Custodian, and shall order same disbursed only for investment against delivery of the securities acquired, or the return of cash held as collateral for loans of portfolio securities, or in payment of expenses, including management compensation, and liabilities of the Trust, including distributions to Shareholders, or to a successor Custodian. Not withstanding anything to the contrary in these By-laws, upon receipt of proper instructions, which may be standing instructions, the Custodian may deliver funds in the following cases. In connection with repurchase agreements, the Custodian shall transmit, prior to receipt on behalf of the Trust of any securities or other property, funds from the Trust's (or a specific Series') custodian account to a special custodian approved by the Trustees of the Trust, which funds shall be used to pay for securities to be purchased by the Trust sub'ect to the Trust's obligation to sell and the seller's obligation to repurchase such securities. In such case, the securities shall be held in the custody of the special custodian. In connection with the Trust's purchase or sale of financial future contracts, the Custodian shall transmit, prior to receipt on behalf of the Trust of any securities or other property, funds from the Trust's custodian account in order to furnish to and maintain funds with brokers as margin to guarantee the performance of the Trust's future obligations in accordance with the applicable requirements of commodities exchanges and brokers.

   Section 4. Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the Custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trustees or their duly authorized agent.

    Section 5. Acceptance of Receipts in Lieu of
Certificates. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the Custodian to accept written receipts or other written evidences indicating purchases of securities held in book-entry form in the Federal Reserve System in accordance with regulations promulgated by the Board of Governors of the Federal Reserve System and the local Federal Reserve Banks in lieu of receipt of certificates representing such securities.

                           ARTICLE XI
                           AMENDMENTS

   These By-laws, or any of them, may be altered, amended or repealed, or new By-laws may be adopted by (a) vote of a majority of the Shares outstanding and entitled to vote or (b) by the Trustees, provided, however, that no By-law may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to law, the Declaration or these By-laws, a vote of the Shareholders of the Trust or of any Series thereof.

                           ARTICLE XII
                          MISCELLANEOUS

    (A) Except as hereinafter provided, no officer or Trustee of the Trust and no partner, officer, director or shareholder of the Investment Adviser of the Trust (as that term is defined in the 1940 Act) or of the underwriter of the Trust, and no Investment Adviser or underwriter of the Trust, shall take long or short positions in the securities issued by the Trust.

        (1) The foregoing provisions shall not prevent the underwriter from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchase for the purpose of filling orders for such Shares received by the underwriter, and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the underwriter of purchase orders for such Shares, unless the underwriter is otherwise instructed by its customer.

        (2) The foregoing provisions shall not prevent the underwriter from purchasing Shares of the Trust as agent for the account of the Trust.

        (3) The foregoing provisions shall not prevent the purchase from the Trust or from the underwriter of Shares issued by the Trust, by any officer, or Trustee of the Trust or by any partner, officer, director or shareholder of the

    Investment Adviser of the Trust or of the underwriter of the Trust at the price available to the public generally at the moment of such purchase, or as described in the then currently effective Prospectus of the Trust.

        (4) The foregoing shall not prevent the Investment Adviser or any affiliate thereof of the Trust from purchasing Shares prior to the effectiveness of the first registration statement relating to the Shares under the. Securities Act of 1933.

    (B) The Trust shall not lend assets of the Trust to any officer or Trustee of the Trust, or to any partner, officer, director or shareholder of, or person financially interested in, the Investment Adviser of the Trust, or the underwriter of the Trust, or to the Investment Adviser of the Trust or to the underwriter of the Trust.

    (C) The Trust shall not impose any restrictions upon the transfer of the Shares of the Trust except as provided in the Declaration, but this requirement shall not prevent the charging of customary transfer agent fees.

    (D) The Trust shall not permit any officer or Trustee of the Trust, or any partner, officer or director of the Investment Adviser or underwriter of the Trust to deal for or on behalf of the Trust with himself as principal or agent, or with any partnership, association or corporation in which he has a financial interest; provided that the foregoing provisions shall not prevent (a) officers and Trustees of the Trust or partners, officers or directors of the Investment Adviser or underwriter of the Trust from buying, holding or selling shares in the Trust, or from being partners, officers or directors or otherwise financially interested in the Investment Adviser or underwriter of the Trust; (b) purchases or sales of securities or other property by the Trust from or to an affiliated person or to the Investment Adviser or underwriter of the Trust if such transaction is exempt from the applicable provisions of the 1940 Act; (c) purchases of investments for the portfolio of the Trust or sales of investments owned by the Trust through a securities dealer who is, or one or more of whose partners, shareholders, officers or directors is, an officer or Trustee of the Trust, or a partner, officer or director of the Investment Adviser or underwriter of the Trust, if such transactions are handled in the capacity of broker only and commissions charged do not exceed customary brokerage charges for such services; (d) employment of legal counsel, registrar, Transfer Agent, dividend disbursing agent or Custodian who is, or has a partner, shareholder, officer, or director who is, an officer or Trustee of the Trust, or a partner, officer or director of the Investment Adviser or underwriter of the Trust, if only customary fees are charged for services to the Trust; (e) sharing statistical research, legal and management expenses and office hire and expenses with any other investment company or other company in which an officer or Trustee of the Trust, or a partner, officer or director of the Investment Adviser or underwriter of the Trust, is an officer or director or otherwise financially interested.


                         END OF BY-LAWS





EXHIBIT 4


           INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS


Provisions of Registrant's Declaration of
Trust Relating to Rights of Shareholders

ARTICLE II - Trustees

     Section 2.4 - Issuance and Repurchase of Securities
     Section 2.8 - Manner of Acting; By-Laws

ARTICLE III - Contracts

     Section 3.2 - Advisory or Management Contract
     Section 3.3 - Affiliations of Trustees or Officers, etc.
     Section 3.4 - Compliance with 1940 Act

ARTICLE IV - Limitations of Liability of Shareholders, Trustees
             and Others

ARTICLE V - Shares of Beneficial Interest

ARTICLE VI - Redemption and Repurchase of Shares

ARTICLE VII - Determination of Net Asset Value and Distributions

     Section 7.2 - Distributions to Shareholders

ARTICLE VIII  - Duration; Termination of Trust; Amendment;
                Mergers, etc.

     Section  8.2 - Termination of Trust
     Section  8.3 - Amendment Procedure
     Section  8.4 - Merger, Consolidation and Sale of Assets
     Section  8.5 - Incorporation


                             * * * *


Provisions of Registrant's By-Laws
Relating to Rights of Shareholders

ARTICLE III -  Shareholders

ARTICLE XI  -  Amendments




EXHIBIT 5(A)

                    FUND MANAGEMENT AGREEMENT


          THIS MANAGEMENT AGREEMENT is made as of this 17th day of August, 1990, between The Management of Managers Group of Funds, a business trust organized under the laws of the Commonwealth of Massachusetts ("Company") and EAIMC Partners, L.P., a partnership organized under the laws of the State of Delaware ("Manager"). This Agreement shall not become effective as to any Series unless the shareholders of such Series approve this Agreement.

          WHEREAS, the Company operates as an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") for the purpose of investing and reinvesting the assets of its various series (each a "Series", each of which is listed in Appendix A hereto) in securities pursuant to investment objectives and policies as set forth more fully in its Declaration of Trust, its By-Laws and its Registration Statement under the Investment Company Act and the Securities Act of 1933, as amended, all as amended and supplemented from time to time; and the Company desires to avail itself of the services, information, advice, assistance and facilities of a fund manager and to have a fund manager provide or perform for it various administrative management, statistical, research, portfolio manager selection and other services; and

          WHEREAS, the Company and Evaluation Associates
 Investment Management Company ("EAIMC") have previously entered into a Fund Management Agreement dated May 1, 1990 (the "Prior
 Agreement") pursuant to which EAIMC has provided investment management services to the Company; and

          WHEREAS, the Manager has, on the date hereof, acquired the assets of EAIMC and has succeeded to the investment management business of EAIMC and such acquisition constitutes an assignment of the Prior Agreement which causes the termination of the Prior Agreement; and

          WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has entered into a Consulting Agreement with Evaluation
 Associates, Inc. ("EAI"); and

        WHEREAS, the Manager desires to provide services to the Company in consideration of and on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, Company and Manager agree as follows:

        1. Employment of the Manager. The Company hereby employs the Manager to manage the investment and reinvestment of the assets of the Company's various Series in the manner set forth in Section 2 (B) of this Agreement and to administer its business and administrative operations, subject to the direction of the Trustees and the officers of the company, for the period in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise) have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

        2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

        A. Corporate Management and Administrative Services.

        (a) The Manager shall furnish to the Company adequate
(i)office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Company, including complying with the securities, tax and other reporting requirements of the United States and the various states in,which the Company does business, conducting correspondence and other communications with the shareholders of the Company, and maintaining or supervising the maintenance ot all internal bookkeeping, accounting and auditing services and records in connection with the company to investment and business activities. Company agrees that its shareholder recordkeeping services, the computing of net asset value and the preparation of certain of its records required by
Section 31 of the Investment Company Act and the Rules promulgated thereunder are to be performed by Company's transfer agent, custodian or portfolio managers, and that with respect to these services Manager's obligations under this Section 2(A) are supervisory in nature only.

         (b) The Manager shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision'of the services set forth in subparagraph 2 (A) (a) above, and shall bear the expense of providing such services, except as may otherwise be provided in
Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Company who are officers or employees of the Manager.

          B.  Investment Management Services.

                    (a) The Manager shall have overall
                        supervisory responsibility for the
                        general management and investment of the assets and securities portfolio of each of the company's various Series subject to and in accordance with the investment objectives, policies and restrictions of each such Series, and any directions which the Company's Trustees may issue to the Manager from time to time.

                    (b) The Manager shall provide overall
                        investment programs and strategies for
                        the Company, and more particularly for
                        each Series, shall revise such programs
                        as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs.

                    (c) The Company intends to appoint one or
                        more persons or companies ("Portfolio
                        Managers"), and each Portfolio Manager
                        shall have full investment discretion and shall make all determinations with respect to the investment of the portion of the particular Series' assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, and take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Series for which it acts as Portfolio Manager.

               (d) The Manager shall evaluate Portfolio Managers and shall advise the Trustees of the Company of the Portfolio Managers which the Manager believes are best suited to invest the assets of each Series; shall monitor and evaluate the investment performance of each Portfolio Manager employed by each Series; shall allocate the portion of each Series' assets to be managed by each Portfolio Manager; shail recommend changes of or additional Portfolio Managers vhen appropriate; shall coordinate the investment activities of the Portfolio Managers; and shall compensate the Portfolio Managers.

     (e) The Manager shall render regular reports to the Company, at regular meetings of the Trustees, of, among other things, the decisions which it has made vith respect to the allocation of assets among Portfolio Managers.

C.   Provision of Information Necessary for Preparation of
     Securities Registration Statements, Amendments and Other
     Materials.

     The Manager will make available and provide financial, accounting and statistical information required by the Company in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such information as the Company may reasonably request for use in the preparation of registration statements, reports and other documents required by federal and state securities laws and such information as the Company may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Company's shares.

D.   Other Obligations and Services.

     The Manager shall make available its officers and employees to the Trustees and officers of the Company for consultation and discussion regarding the administration and management of the Company and its investment activities.

          3. Execution and Allocation of Portfolio Brokerage Commissions. Portfolio Managers, subject to and in accordance with any directions the Company's Trustees may issue from time to time, shall place, in the name of the Series of the Company for which they act as Portfolio Manager, orders for the execution of that Series' portfolio transactions. When placing such orders, the primary objective of the Manager and Portfolio Managers shall be to obtain the best net price and execution for the series, but this requirement shall not be deemed to obligate the Manager or a Portfolio Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Company recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in the selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish brokerage and research services, (as defined in Section 28 (e) (3) of the Securities Exchange Act of
1934) or statistical quotations and other inflation to the Company, the Manager and/or the Portfolio Managers in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the trustees determine as a matter of general policy that the Company will benefit, directly or indirectly, by doing so, the Manager or a Portfolio Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for affecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Company and the Manager agree that the Manager and the Portfolio Managers may select brokers for the execution of the Company's portfolio transactions from among:

          A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Company, specifically including the quotations necessary to determine the value of the Company's Series not assets in such amount of total brokerage as may reasonably be required in light of such services;

          B. Those brokers and dealers who supply brokerage and research services to the Manager or the Portfolio
               Managers which relate directly to portfolio

              securities, actual or potential, of the Series, or which place the Manager or Portfolio Managers in a better position to make decisions in connection with the management of the Series assets and portfolio, whether or not such data may also be useful to the Manager and its affiliates, or the Portfolio Managers and their affiliates, in managing other portfolios, including other Series, or advising other clients, in such amount of total brokerage as may reasonably be required.

         The Manager shall render regular reports to tho Company of the total brokerage business placed and the manner in which the allocation has been accomplished.

         The Manager agrees and each Portfolio Manager will be required to agree that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager's or Portfolio Managers' primary duty to obtain the best net price and execution for the Company.

         4. Expenses of the Company. It is understood that the Company will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the company shall include:

              A. Expenses of all audits by independent public accountants;

              B.   Expenses of transfer agent, registrars
                   dividend disbursing agent and shareholder recordkeeping services;

              C. Expenses of custodial services including recordkeeping services provided by the
                   Custodian;

              D.   Expenses of obtaining quotations for
                   calculating the value of the Company's net assets;

              E. Salaries and other compensation of any of its executive officers and employees, if any, who are not officers, directors, stockholders or employees of the Manager;

                 F.   Taxes levied against the Company;

             G. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Company;

             H. Costs, including the interest expense, of borrowing money;

             I. Costs and/or fees incident to Trustee and shareholder meetings of the Company, the preparation and mailing of prospectuses and reports of the Company to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Company's corporate existence, and the registration of shares with federal and state securities authorities;

             J. Legal fees, including the legal fees related to the registration and continued qualification of the Company's Shares for sale;

             K.  Costs of printing stock certificates
                 representing shares of the Company's various
                 Series;

             L. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates; and

             M. Its pro rata portion of the fidelity bond required by Section 17(g) of the Investment
                 Company Act, or other insurance premiums.

       The Manager understands that each Series will be liable or the expenses attributable to such Series.

        5.   Activities and Affiliates of the Manager.

             A. The services of the Manager to the Company hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Company's assets as it uses in the administration of other accounts to which it provides asset

                               -7-


                   management, consulting and portfolio manager selection services, but shall not be obligated to give the Company more favorable or , preferential treatment vis-a-vis its other clients.

               B.  Subject to and in accordance with the
                   Declaration of Trust and By-Laws of the
                   Company and to Section 10(a) of the Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Company are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Company as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Company as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act.

         6. Compensation of the Manager. In consideration of all of the services provided and obligations assumed by the Manager pursuant to this Agreement, each Series shall pay the Manager a management fee calculated as a specified percentage of the average daily net asset value of that Series. Such fee, which shall be accrued daily and paid monthly, shall be calculated at the annual percentage rate set forth for the particular series in Appendix B to this Agreement. Each Series all be solely responsible for the payment of its management fee, and no Series shall be responsible for the payment of a management fee calculated for or attributable to any other Series.

         7.   Liabilities of the Manager.

              A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Company or any Series or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

              B.  No provision of this Agreement shall be
     construed to protect any Trustee or officer of the Company, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     8.  Renewal and Termination.

          A. This Agreement shall become effective on the date written above and shall continue in effect until August
     17, 1992.  This Agreement may be continued annually
     thereafter for successive one year periods (a) by a    vote
     of a majority of the outstanding shares of   beneficial
     interest of each Series of the Company or    (b) by a vote
     of a majority of the Trustees of the         Company, and in
     either case by a majority of the   Trustees who are not
     parties to the Agreement or   interested persons of any
     parties to the Agreement      (other than as Trustees of the
     Company) cast in person  at a meeting called for the purpose
     of voting on the    Agreement.  The aforesaid provision that
     this Agreement      may be continued "annually" shall be
     construed in a      manner consistent with the Investment
     Company Act and     the Rules and Regulations promulgated
     thereunder.  If     continuance of this Agreement is
     approved by less than    all of the Series, it shall be
     deemed terminated as to  those Series not giving their
     approval, and Appendix A      and Appendix B hereto shall be
     appropriately amended to      reflect that fact.

     B.   This Agreement

         (a) may at any time be terminated without the payment of any penalty by (1) vote of the Trustees of the Company; (ii) by vote of a majority of the outstanding voting securities of the Company; or (iii) as to any Series by vote of the outstanding voting securities of such Series, on sixty (60) days written notice to the Manager;

                         (b) shall immediately terminate in the
                         event of its
                          assignment; and

                         (c) may be terminated by the Manager on
                         sixty
                         (60) days written notice to the Company.

     C.  As used in this Section 8, the terms "assignment,"
"interested person" and "vote of a majority of the outstanding voting securities" shall, have the meanings set forth in the Investment Company Act.

     D. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

          9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         10. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Connecticut.

         11.   Amendments.  This Agreement, including the
Appendix hereto, may be amended by an instrument in writing signed by the parties subject to Investment Company obtaining such approvals as may be required by the Investment Company Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.
                                     THE MANAGEMENT OF MANAGERS
                                     GROUP OF FUNDS
ATTEST

/S/John E. Rosati                    By: /s/Kathleen Wood
Name:                                   Name:
                                        Title: Secretary

ATTEST                               EAIMC PARTNERS, L.P.
_________________                    By: /s/Robert P. Watson
Name:                                Name:
                                     Title: Partner

                              -10-

                           APPENDIX A
           Series Covered by Fund Management Agreement

Capital Appreciation Fund


Special Equity Fund

Income Equity Fund

Balanced Fund

International Equity Fund

Global Opportunity Fund

Bond Fund

Intermediate Mortgage Fund
Short and Intermediate Bond Fund

Short Government Fund

Global Bond Fund

Municipal Bond Fund

Short Municipal Fund

Money Market Fund



















                           APPENDIX B







          Annual rate of management fees, expressed as a

percentage of the average net asset value of the series:



                                         Annual Percentage

 Name of Series                          Rate of Management Fee

 Capital Appreciation Fund                        0.80%

 Income Equity Fund                               0.75%

 Special Equity Fund                              0.90%

 Balanced Fund                                    0.60%

 International Equity Fund                        0.90%

 Global Opportunity Fund                          0.90%

 Short Government Fund                            0.45%

 Short and Intermediate Bond Fund                 0.50%

 Intermediate Mortgage Fund                       0.45%

 Bond Fund                                        0.625%

 Global Bond Fund                                 0.70%

 Short Municipal Fund                             0.50%

 Muncipal Bond Fund                               0.625%

 Money Market Fund                                0.35%



















EXHIBIT 5(B)
                             FORM OF
                 PORTFOLIO MANAGEMENT AGREEMENT


 Attention:     [NAME]
                <Manager>


 RE:      Asset Management Agreement



 To whom it may concern:



          The Managers <Fund>, (the "Portfolio") is a series of a New York business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940
 (the "Act"), and subject to the rules and regulations promulgated thereunder.

      The Managers Funds L.P. (the "Manager") acts as manager and administrator of the Portfolio pursuant to the terms of it Management Agreement with the Trust. The Manager is responsible fur the day-to-day management and administration or the portfolio and the coordination of investment of the Portfolio's assets in portfolio securities. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Portfolio's investment portfolio or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust and by the shareholders of the Portfolio.

      1. Appointment as an Asset Manager. The Manager, being duly authorized, hereby appoints and employs <manager> ("Asset Manager") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Portfolio which the Manager determines to assign to the Asset Manager (those assets being, referred to as the "Portfolio Account"). The Manager may, from time to time, with the consent of the Asset Manager, make additions to the Portfolio Account and may, from time to time, make withdrawals from the Portfolio Account.

      2. Acceptance of Appointment; Standard of Performance. The Asset Manager accepts the appointment as a discretionary asset manager and agrees to use its best professional judgement to make timely investment decisions for the Portfolio with respect to the investments of the Portfolio Account in accordance with the provisions of this Agreement.


     3. Asset Management Services of Asset Manager. The Asset Manager is hereby employed and authorized to select Portfolio securities for investment by the Portfolio, to purchase and sell securities of the Portfolio AccounL and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and Schedule A (as amended from time to time). In Providing portfolio management services to the Portfolio Account, the Asset Manager shall be subject to such investment restrictions as are set forth in the Act and the Rules and Regulations promulgated thereunder, the supervision and control of the Trustees, such specific instructions as the Trustees may adopt and communicate to the Asset Manager, the investment objectives, policies and restrictions of the Portfolio furnished pursuant to paragraph 4, and instructions from the Manager. The Asset Manager shall maintain on behalf of the Portfolio the records listed in Schedule B hereto (as amended from time to time). At the Manager's reasonable request Asset Manager will consult with the Portfolio or with the Manager with respect to any decisions made by it with respect to the investments of the Portfolio Account.

      4. Investment Objectives, Policies and Restrictions. The Manager shall provide the Asset Manager with a statement of the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto as established by the Portfolio. The Portfolio retains the right, on written notice to the Asset Manager from the Portfolio or the Manager, to modify any such objectives, policies or restrictions in any manner at any time provided any such amendment is consistent with the Declaration of Trust and By-Laws of the Trust and with the Act and the Rules and Regulations promulgated thereunder.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by the Portfolio's custodian (presently State Street Bank & Trust Company) (the "Custodian"), or such depositories or agents as may be designated by the Custodian, as custodian for the Portfolio, of all cash and/or securities due to or from the Portfolio Account and the Asset Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Asset Manager shall advise the Custodian and confirm in writing to the Portfolio all investment orders for the Portfolio Account placed by it with brokers and dealers at the time and in the manner as set forth in Schedule A hereto (as amended from time to time). The Portfolio shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Asset Manager. The Portfolio shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Asset Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

               6. Allocation. The Asset Manager shall have authority
and discretion to select brokcrs and dealers to execute Portfolio transactions initiated by the Asset Manager, and for the selection of the markets on or in which the transaction will be executed.

       A. In doing so, the Asset Manager's primary responsibility shall be to obtain the best net price and execution for the Portfolio. However, this responsibility shall not be deemed to obligate the Asset Manager to solicit competitive bids for each transaction, and the Asset Manager shall have no obligation to seek the lowest available commission cost to the Portfolio, so long as the Asset Manager determines that the broker or dealer is able to obtain the best net price and execution for the particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker to the the Asset Manager viewed in terms of either that particular transaction or of the the Asset Manager's overall responsibilities with respect to its clients, including the Portfolio, as to which the Asset Manager exercises investment discretion, notwithstanding that the Portfolio may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Portfolio a lower commission on the particular transaction.

      B. The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Asset Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Portfolio or the Manager, or as to which an on-going relationship will be of value to the Portfolio in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on, a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Portfolio or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Portfolio Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Portfolio a lower commission on the particular transaction.

      C. The Asset Manager agrees that it will not execute any portfolio transactions with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any asset manager for the Trust without the prior written approval of the Portfolio. The Manager agrees that it will provide the Asset Manager with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manaoer or the Trust's asset managers.

       D. As used in this paragraph 6, "brokerage and research services' shall have the meaning set forth in Section 28(c)(3) of the Securities Exchange Act of 1934 and such interpretations as shall be published by the Securities and Exchange Commission from time to time.

       7. Proxies. The Portfolio will vote all proxies solicited
by or with respect to the issuers of securities in which assets of the Portfolio Account may be invested from time to time. At the request of the Portfolio, the Asset Manager shall vote all proxies on Securities held in the Portfolio Account on behalf of the Portfolio.

        8. Reports to the Asset Manager. The Manager shall provide the Asset Manager with such periodic reports concerning the status of the Portfolio Account as the Asset Manager may reasonably request.

       9. Fees for Servicing. The compensation of the Asset Manager for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule
C. Pursuant to the provisions of the Management Agreement between the Portfolio and the Manager, the Manager is solely responsible for the payment of fees to the Asset Manager, and the Asset Manager agrees to seek payment of its fees solely from the Manager.

      10. Other Investment Activities of the Asset Manager. The Manager acknowledges that the Asset Manager or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Manager agrees that the Asset Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Afflhated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Account, provided that the Asset Manager acts in good faith and provided further that it is the Asset Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Portfolio Account may have an interest from time to time, whether in transactions which involve the Porifollo Account or otherwise. The Asset Manager shall have no obligation to acquire for the Portfolio Account a position in any investment which any Affiliated Account may acquire, and the Portfol'o shall have no fast refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Account or otherwise.

       11. Certificate of Authority. The Portfolio, the Manager and the Asset Manager shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Portfolio, a Portfolio Account, the Manager and/or the Asset Manager.

       12. Limitation of Liability. The Asset Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or with the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Portfolio, provided, however, that such acts or omissions shall not have resulted from the Asset Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by paragraph 2 hereof and applicable to the Asset Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder.

      13. Confidentiality. Subject to the duty of the Asset Manager, the Manager and the Portfolio to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Account and the actions of the Asset Manager and the Portfolio in respect thereof.

      14.  Assignment. No assignment, as that term is defined in
 Section 2(a)(4) of the Act, of this Agreement shall be made by the Asset Manager, and this Agreement shall terminate automatically in the event of such assigmment. The Asset Manager shall notify the Portfolio in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Portfolio to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Asset Manager.

      15. Representations, Warranties and Agreements of the
 Trust.  The Trust represents, warrants, and agrees that:

       A. The Asset Manager has been duly appointed by the Trustees and shareholders of the Portfolio to provide investment advice to the Portfolio Account as contemplated hereby.

       B. The Trust will deliver to the Asset Manager a true and complete copy of its then current prospectus as amended or supplemented from time to time and such other documents or instruments governing the investment of the Portfolio Account
  and such other information as is necessary for the     Asset
  Manager to carry out its obligations under this   Agreement.

       C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Portfolio by applicable law and regulation.

       16. Representations, Warranties, and Agreements of the
  Asset Manager.   The Asset Manager represents, warrants, and
  agrees that:

       A. The Asset Manager is registered as an "Investment
  Adviser" under the Investment Advisers Act of 1940 ("Advisers
  Act"); or is a "bank" as defined in Section 202(a)(2) of the Advisers Act.

       B. The Asset Manager will maintain, keep current and preserve on behalf of the Portfolio, in the manner required or permitted by the Act, the records identified in Schedule B (as amended from time to time). The Asset Manager agrees that such records (other than those required by No. 4 of Schedule B) are the property of the Portfolio, and will be surrendered to the Portfolio promptly upon request.

      C. The Asset Manager will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act, will provide the Portfolio with a copy of the code of ethics and evidence of its adoption, will report to the Portfolio all violations of the code of ethics relating to the Portfolio and will make such other reports to the Portfolio as are required by the Portfolio as are required by Rule 17j-1 under the Act.

       17. Amendment. This Agreement may be amended at any time, but only by written agreement between the Asset Manager and the Manager, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Trustees and the shareholders of the Portfolio in the manner required by the Act. Schedules A and B are operational schedules that are attached to this Agreement for reference only and are not a part of this Agreement.

      18. Effective Date: Term. This Agreement shall become effective on ________________, 1993 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Portfolio in the manner required by the Act. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

     19. Terinination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision hereof by the party so notified, or otherwise upon sixty (60) days written notice to the other. This agreement may be terminated by the Trustees or by vote of a majority of the outstanding shares of the Portfolio, on sixty
(60) days written notice to the the Asset Manager. Any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other.

     20. Severability, If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

     21. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the Rules and Regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.



                              THE MANAGERS FUNDS, L. P.
                              BY: EAIMC HOLDINGS CORP.
                              General Partner

                              BY:_________________________
                              Its: _______________________
                              DATE:_______________________
 ACCEPTED:

 BY: __________________________

 Its:__________________________

 DATE:_________________________

                             Acknowledged:
                             The Managers Funds

                             BY: ________________________
                             Its: _______________________
                             DATE:_______________________

SCHEDULES:    A. Operational Procedures.
              B. Record Keeping Requirements.
              C. Fee Schedule.


                              SCHEDULE A

               The Asset Manager must abide by certain rules and procedures in order to minimize operational problems. The Asset Manager must maintain various records and files (as required by regulatory agencies) at its office (see Schedule B). In addition, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company ("State Street"). the Custodian for the Portfolio.

               The Asset Manager must furnish State Street with daily information as to executed trades no later than the morning following the day of the trade. The necessary information can be transmitted via facsimile machine to State Street (the direct line to the machine is (617) 348-0376, 348-0374, or 348-0377).
Upon receipt of brokers conflrmations, the Asset Manager or State Street must noffy the other party if any differences exist. The reporting of trades by the Asset Manager to State Street shall include the following information:

                   1    -    Purchase or sale;
                   2    -    Security name;
                   3    -    Cusip #;
                   4    -    Number of shares;
                   5    -    Commission rate per share or if a net
trade;
                   6    -    Executing broker;
                   7    -    Trade date;
                   8    -    Settlement date, if other than normal;
and
                   9    -    If Security is not eligible for DTC


                        When opening accounts with brokers for
                        the Portfolio, the
account must be a cash account. No margin accounts in the name of the Portfolio are to be maintained. The broker should be advised to use State Street IDC's ID system number (no. 20997) to facilitate the receipt of information by State Street. In addition, the Asset Manager should arrange to have duplicate confirmations sent as follows:


                   The Managers Funds         <<fund>> Portfolio
                   c/o The Managers Funds L.P.
                   200 Connecticut Avenue Suite 680
                   Norwalk, CT 06854-1907
  State Street Bank & Trust Company
  Custody and Shareholder Services Department
  P.O. Box 1713
  Boston, MA 02105
  <<GN#>>

  Delivery Instructions are as follows:

       All DTC eligible securities
       Depository Trust Company (DTC)
       #997 Custodian Services
 All Commerciad Paper and ineligible DTC securities New York
 Office:

  State Street Bank & Trust Company
  TP Concourse Level
  61 Broadway
  New York, NY 10006

  "vs payment" (Federal Funds on commercial paper only)

  Account: The Managers Funds               <<fund>> Portfolio

  All Government issues delivered through book entry:

  Delivery @ough area Federal Reserve Bank to:

  State Street Boston
  <<GN#>>
  "vs payment" Federal Funds


      Wire Instructions

     State Street Bank & Trust Company
     225 Franklin Street
     Boston, MA 02010
     Credit Info:       ABA#:               0110000028
                        BNF#:                 <<GN#>>
                           AC:                 Demand Account #

     The Asset Manager must submit to State Street a trade authorization form signed by two authorized individuals by trade date plus one. The list of authorized persons with specimen signatures must be kept curtent at State Street.

     The Asset Manager shall make available for State Street appropriate names of individuals at executing brokers with whom State Street may discuss and resolve problems that may occur.

     State Street will supply the Asset Manager daily with a cash availability report. This will normally be done by facsimilie so that the Asset Manager may know the amount available for investment purposes.
                           SCHEDULE B


Records to be Maintained by the Asset Manager


     1. A record of each brokerage order, and all other portfolio purchases and sales, given by the Asset Manager on behalf of the Portfolio for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

       A.     The name of the broker;

       B. The terms and conditions of the order and of any modifications or cancellation thereof;

       C.     The time of entry or cancellation;

       D.     The price at which executed;

       E.     The time of receipt of execution; and

       F . The name of the person who placed the order on behalf of the Portfolio.

    2.* A record for each fiscal quarter, completed within ten
       (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders.

       Such record:

       A. Shall include the consideration given to:

          (i)  the sale of shares of the Portfolio


               (ii) the supplying of services or benefits by brokers or dealers to:

               (a)Tbe Portfolio

          (b)The Manager (The Managers Funds, L.P.)

          (c)The Asset Manager and

          (d) Any person other than the foregoing.

            (iii)     Any other consideration other than the
            technical qualifications of the brokers and dealers

   B. Shall show the nature of the services or benefits made available.

   C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

   D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization.

   There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.**

4 .     Such accounts, books and other documents as are required
   to be maintained by registered investment advisors by rule adopted under Section 204 of the Investment Advisors Act of 1940, to the extent such records are necessary or appropriate to record the Asset Manager's transactions with the Portfolio.


     * Maintained as property of the Portfolio pursuant to 1940
       Act Rule 3la-3(a).

     ** Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or asset manager reviews.




           Schedule of Portfolio Management Agreements


          The Managers Funds, L.P. has entered into portfolio management agreements with the portfolio managers for each Fund. Each such agreement is substantially identical in all material respects to the form filed herewith. A list of the portfolio management agreements, and the material details in which they differ from the form, follows:

                                                   Portfolio
                                                   Management
 Name of Fund/Portfolio Manager                         Fee

 Capital Appreciation Fund

 Dietche & Field Advisers, Inc.                    0.40%
 Hudson Capital Advisors                           0.40%

 Special Equity Fund

 Eagle Asset Management                            0.50%
 Provident Investment Counsel, Inc.                0.50%
 Westport Asset Management, Inc.                   0.50%

 Income Equity Fund

 Scudder, Stevens & Clark, Inc.                    0.35%
 Spare, Tengler, Kaplan & Bischel                  0.40%

 Balanced Fund

Munder Capital Management, Inc.                    0.40% on first
                                                   $20 million;
                                                  0.30% thereafter

International Equity Fund

Scudder, Stevens & Clark, Inc.                    0.50%

Global Opportunity Fund

Resource Capital Advisers, Inc.                    0.40%

Short Government Fund

Piper Capital Management, Inc.                 0.20% on first
                                               $50 million;
                                               0.10% thereafter


                                                  Portfolio
                                                  Management
Name of Fund/Portfolio Manager                         Fee

Short and Intermediate Bond Fund

Standish, Ayer & Wood                             0.25%
TCW Funds Management, Inc.                        0.25%

Intermediate Mortgage Fund

Piper Capital Management, Inc.                0.20% on first
                                              $50 million;
                                              0.10% thereafter

Bond Fund

Loomis, Sayles & Company, Inc.                0.25%

Municipal Bond Fund

Massachusetts Financial Services Company      0.25%

Short Municipal Fund

T. Rowe Price Associates, Inc.                0.25%

Global Bond Fund

Rogge Global Partners                         0.35% on first
                                              $50 million;
                                              0.10% thereafter

Money Market Fund

Discount Corporation of New York Advisers     0.10%












EXHIBIT 6
                             FORM OF
                     DISTRIBUTION AGREEMENT
                       THE MANAGERS FUNDS


     AGREEMENT made this____ day of ____,1992 by and between
THE MANAGERS FUNDS, a Massachusetts business trust (the "Trust"),
and THE MANAGERS FUNDS, L.P.     (the "Distributor").

                           WITNESSETH:

          WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and it is in the interest of the Trust to offer shares of the twelve separate series of the Trust, and such other series as may be created from time to time (each a "Fund," and collectively, the "Funds") for sale as described in the Prospectus and Statement of Additional Information of the Trust; and

          WHEREAS, the Distributor is registered as a broker-dealer under the Securities Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD");

          WHEREAS, the Trust and the Distributor wish to enter into an agreement with each other with respect to the offering of the Trust's shares in order to promote the growth of the Trust and facilitate distribution of its shares;

          NOW, THEREFORE,it is hereby mutually agreed as follows

          1. The Trust hereby appoints Distributor as an underwriter of the shares of beneficial interest of the Trust (the "Shares"), as an independent contractor upon the terms and conditions hereinafter set forth. Except as the Trust may from time to time agree, Distributor will act as agent for the Trust and not as principal. The Distributor shall be a representative of the Trust to act an underwriter and distributor of Shares of the Trust sold to certain high net worth individuals, persons or entities resident outside the United States, and institutions other than banks, (collectively "Purchasers"), as agreed to by Interactive Financial Solutions, Inc.(the "Principal Underwriter").

          2. Distributor will use its best efforts to find Purchasers for the Shares, to promote the distribution of the Shares, and may obtain orders from brokers, dealers, or other persons for sales of Shares to them for the account of Purchasers. The Distributor may enter into agreements, in form and substance satisfactory to the Trust, with dealers and other persons selected by the Distributor ("Selected Dealers"), providing for the sale to such Selected Dealers and resale by them to Purchasers of Shares at the applicable public offering price. No dealer, broker, or other person shall have any authority to act as agent for the Trust; such dealer, broker, or other person shall act only as dealers for their own accounts or as agents for their customers. Nothing herein contained shall prevent the Distributor from serving as principal underwriter with other investment companies so long as those investment companies either (a) invest all of their assets in shares of the same registered investment company "core" as does the Trust (i.e., are the other "feeders" in the same "core" as the Trust); or (b) do not have the same investment objectives as any series of the Trust and the performance of the Distributor's obligations hereunder is not impaired thereby.

     3. Sales of Shares by the Distributor shall be made at the applicable public offering price determined in the manner set forth in the current Prospectus and/or Statement of Additional Information of the Trust, as amended or supplemented, at the time of the Trust's acceptance of the order for Shares of a Fund. It is understood and agreed that the applicable public offering price of Shares is currently net asset value. All orders shall be subject to acceptance by the Trust, and the Trust reserves the right in its sole discretion to reject any order received. The Trust shall not be liable to the Distributor or any other person for failure to accept any order.

          4. On all sales of Shares, the Trust shall receive the current net asset value. If sales charges are described in the then-current Prospectus and Statement of Additional Information of the Trust, as amended or supplemented, the Distributor shall be entitled to receive such sales charges. The Distributor may reallow all or a part of any such sales charges to such brokers, dealers, or other persons as Distributor may determine. In the event that a sales charge is in effect and Shares of a Fund are redeemed or repurchased by the Trust or the Distributor as agent for the Trust, within seven business days after confirmation by the Distributor of the original purchase order, the Distributor shall pay to the Trust, for the account of that Fund, the Disuibutor's portion of the sales load paid on such Shares. In such case, the Distributor shall require the dealer or other person that sold the Shares so redeemed or repurchased to refund to the Distributor the full discount allowed to the dealer or other person on the sale and, upon the receipt of such discount, the Distributor shall pay the same to the Trust, for the account of the appropriate Fund.

          5. The Trust agrees to supply to the Distributor, either directly or indirectly, promptly after the time or times at which net asset value is determined, on each day on which the New York Stock Exchange is open for business and on such other days as the Trustees of the Trust may from time to time determine (each such day being hereinafter called a "business day"), statement of the net asset value of each Fund of the Trust having been determined in the manner set forth in the then-current Prospectus and Statement of Additional Information of the Trust, as amended or supplemented. Each determination of net asset value shall take effect as of the time or times on each business day as set forth in the then-current Prospectus of the Trust, as amended or supplemented, and shall prevail until the time as of which the next determination is made. The Distributor may reject any order for Shares. The Trust, or any agent of the Trust designated in writing by the trust shall be promptly advised of all purchase orders for Shares received by the Distributor. Any order may be rejected by the Trust (or its agent). The Trust (or its agent) will confirm orders upon their receipt and will make appropriate book entries. The Distributor agrees to cause payment to be delivered promptly to the Trust (or its agent).

          6. (a) All sales literature and advertisements used by the Distributor in connection with sales of Shares shall be subject to approval by the Trust. The Trust authorizes the Distributor, in connection with the sale or arranging for the sale of Shares, to provide only such information and to make only such statements or representations as are contained in the Truses then-current Prospectus and Statement of Additional Information, as amended or supplemented, or in such financial and other statements which are furnished to the Disuibutor pursuant to the next paragraph or as may properly be included in sales literature or advertisements in accordance with the provisions of the Securities Act of 1933 (the "1933 Act"), the 1940 Act and applicable rules of the NASD. The Trust shall not be responsible in any way for any information provided or statements or representations made by the Distributor or its representatives or agents other than the information, statements and representations described in the preceding sentence.

               (b) The Trust shall keep the Distributor fully informed with regard to its affairs, shall furnish the Distributor with a copy of all financial statements of the Trust and a signed copy of each report prepared for the Trust by its independent auditors, and shall cooperate fully in the efforts of the Distributor to sell the Shares and in the performance by the Distributor of all its duties under this Agreement. Copies of the then-current Prospectus and Statement of Additional Information and all amendments or supplements thereto will be supplied by the Trust to the Distributor in reasonable quantities upon request. The costs of printing Prospectuses and Statements of Additional Information for prospective investors shall be borne by the Principal Underwriter.

          7. Distributor agrees to comply with the Rules of Fair
Practice of the NASD.

          8. (a) Any of the outstanding shares may be tendered for redemption at any time, and the Trust agrees to redeem shares so tendered in accordance with its Declaration of Trust as ammended from time to time, and in accordance with the applicable provisions of the Prospectus. The price to be paid to redeem or repurchase shares shall be equal to the net asset value determined as set forth in the Prospectus. All payments by the Trust hereunder shall be made in the manner set forth in Paragraph (b) below.

            (b) The Trust shall pay the total amount of the redemption price as defined in the above paragraph pursuant to the instructions of the Distributor on or before the [seventh] day subsequent to its having received the notice of redemption in proper form.

            (c) Redemption of shares or payment may be suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on said Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

           9. The Trust has delivered to the Distributor a copy of the Trust's Declaration of Trust as currently in effect and agrees to deliver to the Distributor any ammendments thereto promptly upon the filing thereof with the Office of the Secretary of State of The Commonwealth of Massachusetts.

             10. The Trust represents and warrants that its Registration Statement, post-effective amendments, Prospectus and Statement of Additional Information (excluding statements relating to the Distributor and the services it provides that are based upon information furnished by the Distributor expressly for inclusion therein) shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the staterments therein not misleading, and that all statements or information furnished to the Distributor, pursuant to Section 6(b) hereof, shall be true and correct in all material respects.

           11. The Trust agrees to indemnify and hold harmless the Distributor, its officers, and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Distributor, its officers, or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon
            (a) any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or



            (b) any omission or alleged omission to state a material fact required to be stated in the Trust's Registration Statement, Prospectus, or Statement of Additional Information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities, or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Trust by the Distributor for use in the Trust's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), such indemnification is not applicable. In no case shall the Trust indemnify the Distributor, its officers or its controlling person as to any amounts inncurred for any liability arising out of or based upon any actions for which the Distributor, its officers, or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

            12. The Distributor agrees to indemnify and hold harmless the Trust, its officers and Trustees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act against any losses, claims, damages, liabilities, and expenses (including the cost of any legal fees incurred in connection therewith) which the Trust, its officers, Trustees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Trust's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished, or confirmed in writing, to the Trust by the Distributor for use therein.

            13. The Distributor shall bear the expense of preparing, printing and distributing advertising and sales literature for Purchasers, and of distributing Prospectuses and Statements of Additional Information in connection with the sale or offering of Shares to Purchasers. The Trust shall bear the expense of registering Shares under the 1933 Act and the Trust under the 1940 Act, qualifying shares for sale under the so-called "blue sky" laws of any state, the preparation and printing of Prospectuses, Statements of Additional Information and reports required to be filed with the SEC and other authorities, the preparation, printing and mailing of Prospectuses and Statements of Additional Information to shareholders of the Trust, and the direct expenses of the issue of Shares.

     14. (a) This Agreement shall become effective on the date hereof and shall remain in full force and effect until _____, 1993, and may be continued from year to year thereafter; provided, that such continuance shall be specifically approved no less frequently than annually by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust, and in either case, also by a majority of the Trustees who are not interested persons of the Trust or the Distributor ("Disinterested Trustees"). If such continuance is not approved, the Agreement shall terminate upon the date specified by the Trustees in written notice to the Distributor, which shall be no more an 60 days after the date upon which such notice of non-renewal is delivered personally or mailed registered mail, postage prepaid, to the Distributor. This Agreement may be amended with the approval of the Trustees or a majority of the outstanding voting securities of the Trust, provided that in either case, such amendment shall also be approved by a majority of the Disinterested Trustees.



            (b) If the Trustees determine in good faith that there is reasonable cause to believe that the Distributor is violating applicable federal or state law in connection with the distribution of shares of the Trust and, after written notice to Distributor of such violation which Distributor fails to cure to the satisfaction of the Trustees within 10 days of receipt of such notice, the Trustees determine that the continuation in effect of this Agreement will result in further such violations, to the detriment of the Trust or its shareholders, then this Agreement may be terminated by the Trust without payment of any penalty. Such termination may be effected by written notice delivered personally or mailed registered mail, postage prepaid, to the Distributor.

               (c) This Agreement shall automatically terminate if it is assigned by the Distributor.

               (d) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities," as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The Trust and the Distributor may from time to time agree on such provisions interpreting or clarifying the provisions of this Agreement as, in their joint opinion, are consistent with the general tenor of this Agreement and with the specific provisions of this Paragraph 14(d). Any such interpretations or clarifications shall be in writing signed by the parties and annexed hereto, but no such interpretation or clarification shall be effective in contravention of any applicable federal or state law regulations, and no such interpretation or clarification shall be deemed to be an amendment of this Agreement.

            (e) This Agreement is made in the State of Connecticut and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Connecticut

            (f) This Agreement is made by the Trust pursuant to authority granted by the Trustees and the obligations created hereby are not binding on any of the Trustees or shareholders of the Trust, individually, but bind only assets belonging to the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Norwalk, Connecticut, on the day and year first written above.
                       THE MANAGERS FUNDS

                       By: ______________

                       Title: ____________


                       THE MANAGERS FUNDS, L.P.

                      By: ______________
                       Title: ___________



EXHIBIT 8



                       CUSTODIAN CONTRACT
                             Between
                       THE MANAGERS FUNDS
                               and
               STATE STREET BANK AND TRUST COMPANY





                        TABLE OF CONTENTS


                        page

1.    Employment of Custodian and Property to be Held By

      it                                                       2

2.    Duties of the Custodian with Respect to Property of the
      Fund Held by the Custodian in the United States..        3
        2.1     Holding Securities                             3
        2.2     Delivery of Securities                         3
        2.3     Registration of Securities                     9
        2.4     Bank Accounts                                  9
        2.5     Availability of Federal Funds                 10
        2.6     Collection of Income                          11
        2.7     Payment of Fund Monies                        11
        2.8     Liability for Payment in Advance of
                Receipt of Securities Purchased               15
       2.9      Appointment of Agents                         15
       2.10     Deposit of Fund Assets in Securities System   15
       2.10A    Fund Assets Held in the Custodian's Direct
                Paper System                                  18
       2.11     Segregated Account                            20
       2.12     Ownership Certificates for Tax Purposes       22
       2.13     Proxies                                       22

       2.14     Communications Relating to Portfolio
                Securities
             22

3.     Duties of the Custodian with Respect to Property of
       the Fund Held Outside of the United States             23
       3.1    Appointment of Foreign Sub-Custodians           23
       3.2    Assets to be Held                               24
       3.3    Foreign Securities Depositories                 24
       3.4    Segregation of Securities                       24
       3.5    Agreements with Foreign Banking Institutions    25
       3.6    Access of Independent Accountants of the Fund   26
       3.7    Reports by Custodian                            26
       3.8    Transactions in Foreign Custody Account         26
       3.9    Liability of Foreign Sub-Custodians             27
       3.10   Liability of Custodian                          28
       3.11   Reimbursement for Advances                      29
       3.12   Monitoring Responsibilities                     29
       3.13   Branches of U.S. Banks                          30
       3.14   Tax Law                                         31

 4.    Payments for Sales or Repurchase or Redemptions

         of Shares of the Fund                                31

 5.      Proper Instructions                                  32

 6.      Actions Permitted Without Express Authority          33

 7.      Evidence of Authority                                34



8. Duties of Custodian With Respect to the Books of Account and Calculation of Net Asset Value and Net
      Income                                                  34
9.    Records                                                 35
10.   Opinion of Fund's Independent Accountants               36
11.   Reports to Fund by Independent Public Accountants       36
12.   Compensation of Custodian                               36
13.   Responsibility of Custodian                             37
14.   Effective Period, Termination and Amendment             39
15.   Successor Custodian                                     40
16.   Interpretive and Additional Provisions                  42
17.   Additional Funds                                        42
18.   Massachusetts Law to Apply                              43
19.   Prior Contracts                                         43

                            CONTRACT


         This Contract between The Managers Funds, a business

 trust organized and existing under the Commonwealth of

 Massachusetts, having its principal place of business at 200

 Connecticut Avenue, Norwalk, Connecticut 06854 hereinafter

 called the "Fund", and State Street Bank and Trust Company, a

 Massachusetts trust company, having its principal place of

 business at 225 Franklin Street, Boston, Massachusetts, 02110,

 hereinafter called the "Custodian",



                           WITNESSETH:

         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and
         WHEREAS, the Fund intends to initially offer shares in twelve series, the Managers Capital Appreciation Funu, Managers Income Equity Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Balanced Fund, Managers Short Government Income Fund, Managers Short and Intermediate Bond Fund, Managers Intermediate Mortgage Fund, Managers Bond Fund, Managers Short Term Municipal Fund, Managers Municipal Bond Fund, and Managers Money Market Fund (such series together with all other series subsequently established by the Fund and made subject to this Contract in accordance with paragraph 17, being herein referred to as the "Portfolio(s)");
         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.      Employment of Custodian and Proert-y to be Held by It
       The Fund hereby employs the Custodian as the custodian of

the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("domestic

securities") and securities it desires to be held outside the

United States ("foreign securities") pursuant to the provisions of the Declaration of Trust.  The Fund on behalf of the

Portfolio(s) agrees to deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time,

and the cash consideration received by it for such new or

treasury shares of beneficial interest of the Fund representing interests in the Portfolios, ("Shares") as may be issued or sold from time to time.  The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

       Upon receipt of "Proper Instructions" (within the meaning

of Article 5), the Custodian shall on behalf of the applicable

Portfolio(s) frqm time to time employ one or more sub-custodians,

located in the United States but only in accordance with an

applicable vote by the Board of Trustees of the Fund on behalf of the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to the

Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.

The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories

designated in Schedule A hereto but only in accordance with the provisions of Article 3.

2.   Duties of the Custodian with Respect to Property of th@ Fund

Held By the Custodian in the United States

2.1     Holding Securities.  The Custodian shall hold and

        physically segregate for the account of each Portfolio

        all non-cash property, to be held by it in the United

        States including all domestic securities owned by such

        Portfolio, other than (a) securities which are maintained

        pursuant to Section 2.10 in a clearing agency which acts

        as a securities depository or in a book-entry system

        authorized by the U.S. Department of the Treasury,

        collectively referred to herein as "Securities System"

        and (b) commercial paper of an issuer for which State

        Street Bank and Trust Company acts as issuing and paying

        agent ("Direct Paper") which is deposited and/or

        maintained in the Direct Paper System of the Custodian

        pursuant to Sectlon 2.10A.

2.2    Delivery of Securities.  The Custodian shall release and

       deliver domestic securities owned by a Portfolio held by

       the Custodian or in a Securities System account of the

       Custodian or in the Custodian's Direct Paper book entry

       system account ("Direct Paper System Account") only upon

       receipt of Proper Instructions from the Fund on behalf of





the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

      1)    Upon sale of such securities for the account of the

            Portfolio and receipt of payment therefor;

      2)    Upon the receipt of payment in connection with any

            repurchase agreement related to such securities

            entered into by the Portfolio;

      3)    In the case of a sale effected through a Securities

            System, in accordance with the provisions of Section

            2.10 hereof,

      4)   To the depository agent in connection with tender or

           other similar offers for securities of the Portfolio;

      5)   To the issuer thereof or its agent when such

           securities are called, redeemed, retired or otherwise

           become payable; provided that, in any such case, the

           cash or other consideration is to be delivered to the

           Custodian;

      6)   To the issuer thereof, or its agent, for transfer into

           the name of the Portfolio or into the name of any

           nominee or nominees of the Custodian or into the name

           or nominee name of any agent appointed pursuant to

           Section 2.9 or into the name or nominee name





      of any sub-custodian appointed pursuant to Article 1; or

      for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face

      amount or number of units; Provided that, in any such case,

      the new securities are to be delivered to the Custodian;

7)    Upon the sale of such securities for the account of the

      Portfolio, to the broker or its clearing agent, against a

      receipt, for examination in accordance with "street

      delivery" custom; provided that in any such case, the

      Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise

      from the Custodian's own negligence or willful misconduct;

8)    For exchange or conversion pursuant to any plan of merger,

      consolidation, recapitalization, reorganization or

      readjustment of the securities of the issuer of such

      securities, or pursuant to provisions for conversion

      contained in such securities, or pursuant to any deposit

      agreement; provided that, in any such case, the new





      securities and cash, if any, are to be delivered to the

      Custodian;

9)    In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if

      any, are to be delivered to the Custodian;

10)   For delivery in connection with any loans of securities

      made by the Portfolio, but onlv against receipt of adequate collateral as agreed upon from time to time by the

      Clistodian and the Fund on behalf of the Portfolio, which

      may be in the form of cash or obligations issued by the

      United States government, its agencies or

      instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's

      account in the book-entry system authorized by the U.S.

      Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

           11)  For delivery as security in connection with any

      borrowings by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio,

      but only against receipt of amounts borrowed;

12)  For delivery in accordance with the provisions of any

     agreement among the Fund on behalf of the Portfolio, the

     Custodian and a broker-dealer registered under the

     Securities Exchange Act of 1934 (the "Exchange Act") and a

     member of The National Association of Securities Dealers,

     Inc. ("NASD"), relating to compliance with the rules of The

     Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or

     organizations, regarding escrow or other arrangements in

     connection with transactions by the Portfolio of the Fund;

13)  For delivery in accordance with the provisions of any

     agreement among the Fund on behalf of the Portfolio, the

     Custodian, and a Futures Commission Merchant registered

     under the Commodity Exchange Act, relating to compliance

     with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

14)  Upon receipt of instructions from the transfer agent

     ("Transfer Agent") for the Fund, for delivery to such

     Transfer Agent or to the holders of shares in connection

     with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund, related to the Portfolio

     ("Prospectus"), in satisfaction of requests by holders of

     Shares for repurchase or redemption; and

15)   For any other proper corporate purpose, but only upon

      receipt of, in addition to Proper Instructions from the

      Fund on behalf of the applicable Portfolio, a certified

      copy of a resolution of the Board of Trustees or of the

      Executive Committee signed by an officer of the Fund and

      certified by the Secretary or an Assistant Secretary,

      specifying the securities of the Portfolio to be delivered,

      setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate

      purpose, and naming the person or persons to whom delivery of such securities shall be made.

            2.3  Registration of Securities.  Domestic securities

       held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name

       of any nominee of the Fund on behalf of the Portfolio or

       of any nominee of the Custodian which nominee shall be

       assigned exclusively to the Portfolio, unless the Fund has authorized in writing the appointment of a nominee to be

       used in common with other registered investment companies

       having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant

       to Section 2.9 or in the name or nominee name of any sub-

       custodian appointed pursuant to Article 1. All securities

       accepted by the Custodian on behalf of the Portfolio under the terms of this Contract shall be in "street name" or

       other good delivery form.  If, however, the Fund directs

       the Custodian to maintain securities in "street name", the

       Custodian shall utilize its best efforts only to timely

       collect income due the Fund on such securities and to

       notify the Fund on a best efforts basis only of relevant

       corporate actions including, without limitation, pendency

       of calls, maturities, tender or exchange offers.

2.4     Bank Accounts.  The Custodian shall open and maintain a

        separate bank account or accounts in the United States in

        the name of each Portfolio of the Fund, subject only to

        draft or order by the Custodian acting pursuant to the

        terms of this Contract, and shall hold in such account or



       accounts, subject to the provisions hereof, all cash

       received by it from or for the account of the Portfolio,

       other than cash maintained by the Portfolio in a bank

       account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940.  Funds held by

       the Custodian for a Portfolio may be deposited by it to

       its credit as Custodian in the Banking Department of.the

       Custodian or in such other banks or trust companies as it

       may in its discretion deem necessary or desirable;

       Provided, however, that every such bank or trust company

       shall be qualified to act as a custodian under the

       Investment Company Act of 1940 and that each such bank or

       trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable

       Portfolio be approved by the of a majority of the Board of

       Trustees of the Fund.  Such funds shall be deposited by

       the Custodian in its capacity as Custodian and shall be

       withdrawable by the Custodian only in that capacity.

2.5    Availability of Federal Funds.  Upon mutual agreement

       between the Fund on behalf of each applicable Portfolio

       and the Custodian, the Custodian shall, upon the receipt

       of Proper Instructions from the Fund on behalf of a

       Portfolio, make federal funds available to such Portfolio

       as of specified times agreed upon from time to time by the

       Fund and the Custodian in the amount of checks received in payment for Shares of such Portfolio which are deposited

       into the Portfolio's account.

        2.6  Collection of Income.  Subject to the provisions of

        Section 2.3, the Custodian shall collect on a timely

        basis all income and other payments with respect to

        registered domestic securities held hereunder to which

        each Portfolio shall be entitled either by law or

        pursuant to custom in the securities business, and shall

        collect on a timely basis all income and other payments

        with respect to bearer domestic securities if, on the

        date of payment by the issuer, such securities are held

        by the Custodian or its agent thereof and shall credit

        such income, as collected, to such Portfolio's custodian

        account.  Without limiting the generality of the

        foregoing, the Custodian shall detach and present for

        payment all coupons and other income items requiring

        presentation as and when they become due and shall

        collect interest when due on securities held hereunder.

        Income due each Portfolio on securities loaned pursuant

        to the provisions of Section 2.2 (10) shall be the

        responsibility of the Fund.  The Custodian will have no

        duty or responsibility in connection therewith, other

        than td provide the Fund with such information or data as

        may be necessary to assist the Fund in arranging for the

        timely delivery to the Custodian of the income to which

        the Portfolio is properly entitled.

2.7    Payment of Fund Monies.  Upon receipt of Proper

       Instructions from the Fund on behalf of the applicable

       Portfolio, which may be continuing instructions when

deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

      1)    Upon the purchase of domestic securities, options,

            futures contracts or options on futures contracts for

            the account of the Portfolio but only (a) against the

            delivery of such securities or evidence of title to

            such options, futures contracts or options on futures

            contracts to the Custodian (or any bank, banking firm

            or trust company doing business in the United States

            or abroad which is qualified under the Investment

            Company Act of 1940, as amended, to act as a

            custodian and has been designated by the Custodian as

            its agent for this purpose) registered in the name of

            the Portfolio or in the name of a nominee of the

            Custodian referred to in Section 2.3 hereof or in

            proper form for transfer; (b) in the case of a

            purchase effected through a Securities System, in

            accordance with the conditions set forth in Section

            2.10 hereof; (c) in the case of a purchase involving

            the Direct Paper System, in accordance with the

            conditions set forth in Section 2.10A; (d) in the

            case of repurchase agreements entered into between

            the Fund on behalf of the Portfolio and the

      Custodian, or another bank, or a

      broker-dealer which is a member of NASD, (i) against

      delivery of the securities either in certificate form or

      through an entry crediting the Custodian's account at the

      Federal Reserve Bank with such securities or (ii) against

      delivery of the receipt evidencing purchase by the

      Portfolio of securities owned by the Custodian along with

      written evidence of the agreement by the Custodian to

      repurchase such securities from the Portfolio or (e) for

      transfer to a time deposit account of the Fund in any bank,

      whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the

      Fund as defined in Article 5;

2)    In connection with conversion, exchange or surrender of

      securities owned by the Portfolio as set forth in Section

      2.2 hereof;

3)    For the redemption or repurchase of Shares issued by the

      Portfolio as set forth in Article 4 hereof;

4)    For the payment of any expense or liability incurred by the

      Portfolio, including but not
     limited to the following payments for the account of the

     Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund

     whether or not such expenses are to be in whole or part

     capitalized or treated as deferred expenses;

5)   For the payment of any dividends on Shares of the Portfolio declared pursuant to the governing documents of the Fund;

6)    For payment of the amount of dividends received in respect of securities sold short;

7)    For any other proper purpose, but only upon receipt of, in addition to Proper Instructions from the Fund on behalf of the Portfolio, a certified copy of a resolution of the

      Board of Trustees or of the Executive Committee of the Fund

      signed by an officer of the Fund and certified by its

      Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such

      payment is to be made, declaring such purpose to be a

      proper purpose, and naming the person or persons to whom

      such payment is to be made.

             2.8  Liability for Payment in Advance of Receipt of

        Securities Purchased.  Except as specifically stated

        otherwise in this Contract, in any and every case where

        payment for purchase of domestic securities for the

        account of a Portfolio is made by the Custodian in

        advance of receipt of the securities purchased in the

        absence of specific written instructions from the Fund on

        behalf of such Portfolio to so pay in advance, the

        Custodian shall be absolutely liable to the Fund for such

        securities to the same extent as if the securities had

        been received by the Custodian.

2.9     Appointment of Agents.  The Custodian may at any time or

        times in its discretion appoint (and may at any time

        remove) any other bank or trust company which is itself

        qualified under The Investment Company Act of 1940, as

        amended, to act as a custodian, as its agent to carry out

        such of the provisions of this Article 2 as the Custodian

        may from time to time direct; Provided, however, that the

        appointment of any agent shall not relieve the Custodian

        of its responsibilities or liabilities hereunder.

2.10    Deposit of Fund Assets in Securities Systems.  The

        Custodian may deposit and/or maintain securities owned by

        a Portfolio in a clearing agency registered with the

        Securities and Exchange Commission under Section 17A of

        the Securities Exchange Act of 1934, which acts as a

        securities depository, or in the book-entry system

        authorized by the U.S. Department of the Treasury and



     certain federal agencies, collectively referred to herein as

     "Securities System" in accordance with applicable Federal

     Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following

     provisions:

      1)    The Custodian may keep securities of the Portfolio in

            a Securities System provided that such securities are

            represented in an account ("Account") of the

            Custodian in the Securities System which shall not

            include any assets of the Custodian other than assets

            held as a fiduciary, custodian or otherwise for

            customers;

      2)    The records of the Custodian with respect to

            securities of the Portfolio which are maintained in a

            Securities System shall identify by book-entry those

            securities belonging to the Portfolio;

      3)   The Custodian shall pay for securities purchased for

           the account of the Portfolio upon (i) receipt of

           advice from the Securities System that such securities

           have been transferred to the Account, and (ii) the

           making of an entry on the records of the Custodian to

           reflect such payment and transfer for the account of

           the Portfolio.  The Custodian shall transfer

           securities sold





      for the account of the Portfolio upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such

      transfer and payment for the account of the Portfolio.

      Copies of all advices from the Securities System of

      transfers of securities for'the account of the Portfolio

      shall identify the Portfolio, be maintained for the

      Portfolio by the Custodian and be provided to the Fund at

      its request.  Upon request, the Custodian shall furnish the

      Fund on behalf of the confirmation of each transfer to from the account of the Portfolio in the form of a written

      advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the Securities System for the

      account of the Portfolio;

4)   The Custodian shall provide the Fund for the Portfolio with any report obtained by the Custodian on the Securities

     System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the

     Securities System;





                              -17-

                        5)   The Custodian shall have received

                   from the Fund on behalf of the Portfolio the

                   initial or annual certificate, as the case may

                   be, required by Article 14 hereof;

              6)   Anything to the contrary in this Contract

                   notwithstanding, the Custodian shall be liable

                   to the Fund for the benefit of thePortfolio

                   for any loss or damage to the Portfolio

                   resulting from use of the Securities System by

                   reason of any negligence, misfeasance or

                   misconduct of the Custodian or any of its

                   agents or of any of its or their employees or

                   from failure of the Custodian or any such

                   agent to enforce effectively such rights as it

                   may havagainst the Securities System; at the

                   election of the Fund, it shall be entitled to

                   be subrogated to the rights of the Custodian

                   with respect to any claim against the

                   Securities System or any other person which

                   the Custodian may have as a consequence of any

                   such loss or damage if and to the extent that

                   the Portfolio has not been made whole for any

                   such loss or damage.

2.10A   Fund Assets Held in the Custodian's Direct Paper System

        The Custodian may deposit and/or maintain securities

        owned by a Portfolio in the Direct Paper System of the

        Custodian subject to the following provisions:

      1)   No transaction relating to securities in the Direct

      Paper System will be effected in the absence of Proper

      Instructions from the Fund on behalf of the Portfolio;

2)    The Custodian may keep securities of the Portfolio in the

      Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct

      Paper System which shall not include any assets of the

      Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

3)   The records of the Custodian with respect to securities of the Portfolio which are maintained in the Direct Papei

     System shall identify by book-entry those securities

     belonging to the Portfolio;

4)   The Custodian shall pay for securities purchased for the

     account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and

     transfer of securities to the account of the Portfolio.  The

     Custodian shall transfer securities sold for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of

     payment for the account of the Portfolio;





                              -19-

                         5)   The Custodian shall furnish the

                    Fund on behalf of the Portfolio confirmation

                    of each transfer to or from the account of

                    the Portfolio, in the form of a written

                    advice or notice, of Direct Paper on the next

                    business day following such transfer and

                    shall furnish to the Fund on behalf of the

                    Portfolio copies of daily transaction sheets

                    reflecting each day's transaction in the

                    Securities System for the account of the

                    Portfolio;

              6)    The Custodian shall provide the Fund on

                    behalf of the Portfolio with any report on

                    its system of internal accounting control as

                    the Fund may reasonably request from time to

                    time.

2.11    Segregated Account.  The Custodian shall upon receipt of

        Proper Instructions from the Fund on behalf of each

        applicable Portfolio establish and maintain a segregated

        account or accounts for and on behalf of each such

        Portfolio, into which account or accounts may be

        transferred cash and/or securities, including securities

        maintained in an account by the Custodian pursuant to

        Section 2.10 hereof, (i) in accordance with the

        provisions of any agreement among the Fund on behalf of

        the Portfolio, the Custodian and a broker-dealer

        registered under the Exchange Act and a member of the

        NASD (or any futures commission merchant registered under

     the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any

     registered national securities exchange (or the Commodity

     Futures Trading Commission or any registered contract

     market), or of any similar organization or organizations,

     regarding escrow or other arrangements in connection with

     transactions by the Portfolio, (ii) for purposes of

     segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or

     commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment

     Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered

     investment companies and (iv) for other proper corporate

     purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions from the Fund on

     behalf of the applicable Portfolio, a certified copy of a

     resolution of the Board of Trustees or of the Executive

     Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.







        2.12 Ownership Certificates for Tax Purposes.  The

        Custodian shall execute ownership and other certificates

        and affidavits for all federal and state tax purposes in

        connection with receipt of income or other payments with

        respect to domestic securities of each Portfolio held by

        it and in connection with transfers of securities.

2.13    Proxies.  The Custodian shall, with respect to the

        domestic securities held hereunder, cause to be promptly

        executed by the registered holder of such securities, if

        the securities are registered otherwise than in the name

        of the Portfolio or a nominee of the Portfolio, all

        proxies, without indication of the manner in which such

        proxies are to be voted, and shall promptly deliver to

        the Portfolio such proxies, all proxy soliciting

        materials and all notices relating to such securities.

2.14    Communications Relating to Portfolio Securities

        Subject to the provisions of Section 2.3, the Custodian

        shall transmit promptly to the Fund for each Portfolio

        all written information (including, without limitation,

        pendency of calls and maturities of domestic securities

        and expirations of rights in connection therewith and

        notices of exercise of call and put options written by

        the Fund on behalf of the Portfolio and the maturity of

        futures contracts purchased or sold by the Portfolio)

        received by the Custodian from issuers of the securities

        being held for the Portfolio.  With respect to tender or

        exchange offers, the Custodian shall transmit promptly to

        the Portfolio all written information received by the

        Custodian from issuers of the securities whose tender or

        exchange is sought and from the party (or his agents)

        making the tender or exchange offer.  If the Portfolio

        desires to take action with respect to any tender offer,

        exchange offer or any other similar transaction, the

        Portfolio shall notify the Custodian at least three

        business days prior to the date on which the Custodian is

        to take such action.

3.      Duties of the Custodian with Respect to Property of the

          Fund Held Outside of the United States

3.1     Appointment of Foreign Sub-Custodians

        The Fund hereby authorizes and instructs the Custodian to

        employ as sub-custodians for the Portfolio's securities

        and other assets maintained outside the United States the

        foreign banking institutions and foreign securities

        depositories designated on Schedule A hereto ("foreign

        sub-custodians").  Upon receipt of "Proper Instructions",

        as defined in Section 5 of this Contract, together with a

        certified resolution of the Fund's Board of Trustees, the

        Custodian and the Fund may agree to amend Schedule A

        hereto from time to time to designate additional foreign

        banking institutions and foreign securities depositories

        to act as sub-custodian.  Upon receipt of Proper

        Instructions, the Fund may instruct the Custodian to

        cease the employment of any one or more such sub-

        custodians for maintaining custody of the Portfoliols

        assets.

3.2    Assets to be Held.  The Custodian shall limit the

       securities and other assets maintained in the custody of

       the foreign sub-custodians to: (a) "foreign securities",

       as defined in paragraph (c)(1) of Rule 17f-5 under the

       Investment Company Act of 1940, and (b) cash and cash

       equivalents in such amounts as the Custodian or the Fund

       may determine to be reasonably necessary to effect the

       Portfolio's foreign securities transactions.

3.3     Foreign Securities Depositories.  Except as may otherwise

        be agreed upon in writing by the Custodian and the Fund,

        assets of the Portfolios shall be maintained in foreign

        securities depositories only through arrangements

        implemented by the foreign banking institutions serving

        as sub-custodians pursuant to the terms hereof.  Where

        possible, such arrangements shall include entry into

        agreements containing the provisions set forth in Section

        3.5 hereof.

3.4 Segregation of Securities. The Custodian shall identify on its books as belonging to each applicable Portfolio of the Fund, the foreign securities of such Portfolios held by each foreign sub-custodian. Each agreement pursuant to which the Custodian employs a foreign banking institution shall require that such institution establish a custody account for the Custodian on behalf of the Fund for each applicable Portfolio of the Fund and physically segregate in each account, securities and other assets of the Portfolios, and, in the event that such institution deposits the securities of one or more of the Portfolios in a foreign securities depository, that it shall identify on its books as belonging to the Custodian, as agent for each applicable Portfolio, the securities so deposited.
3.5    Agreements with Foreign Banking Institutions.  Each

       agreement with a foreign banking institution shall be

       substantially in the form set forth in Exhibit 1 hereto

       and shall provide that: (a) the assets of each Portfolio

       will not be subject to any right, charge, security

       interest, lien or claim of any kind in favor of the

       foreign banking institution or its creditors or agent,

       except a claim of payment for their safe custody or

       administration; (b) beneficial ownership for the assets

       of each Portfolio will be freely transferable without the

       payment of money or value other than for custody or

       administration; (c) adequate records will be maintained

       identifying the assets as belonging to each applicable

       Portfolio; (d) officers of or auditors employed by, or

       other representatives of the Custodian, including to the

       extent permitted under applicable law the independent

       public accountants for the Fund, will be given access to

       the books and records of the foreign banking institution

       relating to its actions under its agreement with the

       Custodian; and (e) assets of the Portfolios held by the

       foreign sub-custodian will be subject only to the

       instructions of the Custodian or its agents.



        3.6  Access of Independent Accountants of the Fund.  Upon

        request of the Fund, the Custodian will use its best

        efforts to arrange for the independent accountants of the

        Fund to be afforded access to the books and records of

        any foreign banking institution employed as a foreign sub-

        custodian insofar as such books and records relate to the

        performance of such foreign banking institution under its

        agreement with the Custodian.

3.7     Reports by Custodian.  The Custodian will supply to the

        Fund from time to time, as mutually agreed upon,

        statements in respect of the securities and other assets

        of the Portfolio(s) held by foreign sub-custodians,

        including but not limited to an identification of

        entities having possession of the Portfolio(s) securities

        and other assets and advices or notifications of any

        transfers of securities to or from each custodial account

        maintained by a foreign banking institution for the

        Custodian on behalf of each applicable Portfolio

        indicating, as to securities acquired for a Portfolio,

        the identity of the entity having physical possession of

        such securities.

3.8    Transactions in Foreign Custody Account

       (a)  Except as otherwise provided in paragraph (b) of this

       Section 3.8, the provision of Sections 2.2 and 2.7 of this

       Contract shall apply, mutatis mutandis to the foreign

       securities of the Fund held outside the United States by

       foreign sub-custodians.

        (b)  Notwithstanding any provision of this Contract to

        the contrary, settlement and payment for securities

        received for the account of each applicable Portfolio and

        delivery of securities maintained for the account of each

        applicable Portfolio may be effected in accordance with

        the customary established securities trading or

        securities processing practices and procedures in the

        jurisdiction or market in which the transaction occurs,

        including, without limitation, delivering securities to

        the purchaser thereof or to a dealer therefor (or an

        agent for such purchaser or dealer) against a receipt

        with the expectation of receiving later payment for such

        securities from such purchaser or dealer.

        (c)  Securities maintained in the custody of a foreign

        sub-custodian mav be maintained in the name of such

        entity's nominee to the same extent as set forth in

        Section 2.3 of this Contract, and the Fund agrees to hold

        any such nominee harmless from any liability as a holder

        of record of such securities.

3.9     Liability of Foreign Sub-Custodians.  Each agreement

        pursuant to which the Custodian employs a foreign banking

        institution as a foreign sub-custodian shall require the

        institution to exercise reasonable care in the

        performance of its duties and to indemnify, and hold

        harmless, the Custodian and the Fund from and against any

        loss, damage, cost, expense, liability or claim arising

        out of or in connection with the institution's

        performance of such obligations.  At the election of the

        Fund, it shall be entitled to be subrogated to the rights

        of the Custodian with respect to any claims against a

        foreign banking institution as a consequence of any such

        loss, damage, cost, expense, liability or claim if and to

        the extent that the Fund has not been made whole for any

        such loss, damage, cost, expense, liability or claim.

3.10    Liability of Custodian.  The Custodian shall be liable

        for the acts or omissions of a foreign banking

        institution to the same extent as set forth with respect

        to sub-custodians generally in this Contract and,

        regardless of whether assets are maintained in the

        custody of a foreign banking institution, a foreign

        securities depository or a branch of a U.S. bank as

        contemplated by paragraph 1.3 hereof, the Custodian shall

        not be liable for any loss, damage, cost, expense,

        liability or claim resulting from nationalization,

        expropriation, currency restrictions, or acts of war or

        terrorism or any loss where the sub-custodian has

        otherwise exercised reasonable care.  Notwithstanding the

        foregoing provisions of this paragraph 3.10, in

        delegating custody duties to State Street London Ltd.,

        the Custodian shall not be relieved of any responsibility

        to the Fund for any loss due to such delegation, except

        such loss as may result from (a) political risk

        (including, but not limited to, exchange control

        restrictions, confiscation, expropriation,

        nationalization, insurrection, civil strife or armed

        hostilities) or (b) other losses (excluding a bankruptcy

        or insolvency of State Street London Ltd. not caused by

        political risk) due to Acts of God, nuclear incident or

        other losses under circumstances where the Custodian and

        State Street London Ltd. have exercised reasonable care.

3.11    Reimbursement for Advances.  If the Fund requires the

        Custodian to advance cash or securities for any purpose

        for the benefit of a Portfolio including the purchase or

        sale of foreign exchange or of contracts for foreign

        exchange, or in the event that the Custodian or its

        nominee shall incur or be assessed any taxes, charges,

        expenses, assessments, claims or liabilities in

        connection with the performance of this Contract, except

        such as may arise from its or its nominee's own negligent

        action, negligent failure to act or willful misconduct,

        any property at any time held for the account of the

        applicable Portfolio shall be security therefor and

        should the Fund fail to repay the Custodian promptly, the

        Custodian shall be entitled to utilize available cash and

        to disptse of such Portfolios assets to the extent

        necessary to obtain reimbursement.

3.12    Monitoring Responsibilities.  The Custodian shall furnish

        annually to the Fund, during the month of June,

        information concerning the foreign sub-custddians

        employed by the Custodian.  Such information shall be

        similar in kind and scope to that furnished to the Fund

       in connection with the initial approval of this Contract.

       In addition, the Custodian will promptly inform the Fund

       in the event that the Custodian learns of a material

       adverse change in the financial condition of a foreign sub-

       custodian or any material loss of the assets of the Fund

       or in the case of any foreign sub-custodian not the

       subject of an exemptive order from the Securities and

       Exchange Commission is notified by such foreign sub-

       custodian that there appears to be a substantial

       likelihood that its shareholders' equity will decline

       below $200 million (U.S. dollars or the equivalent

       thereof) or that its shareholders' equity has declinbd

       below $200 million (in each case computed in accordance

       with generally accepted U.S. accounting principles).

3.13   Branches of U.S. Banks
       (a) Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of the Portfolios assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by
       Section 2(a)(5) of the Investment Company Act of 1940 meeting, the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by paragraph 1 of this Contract.
       (b)  Cash held for each Portfolio of the Fund in the

       United Kingdom shall be maintained in an interest bearing

       account established for the Fund with the Custodian's





       London branch, which account shall be subject to the

       direction of the Custodian, State Street London Ltd. or

       both.

3.14   Tax Law

       The Custodian shall have no responsibility or liability

       for any obligations now or hereafter imposed on the Fund

       or the Custodian as custodian of the Fund by the tax law

       of the United States of America or any state or political

       subdivision thereof.  It shall be the responsibility of

       the Fund to notify the Custodian of the obligations

       imposed on the Fund or the Custodian as custodian of the

       Fund by the tax law of jurisdictions other than those

       mentioned in the above sentence, including responsibility

       for withholding and other taxes, assessments or other

       governmental charges, certifications and governmental

       reporting.  The sole responsibility of the Custodian with

       regard to such tax law shall be to use reasonable efforts

       to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the

       Fund has provided such information.



4.      Payment for Sales or Repurchases or Redemptions   Shares
        of the Fund

        The Custodian shall receive from the distributor for the

        Shares    or from the Transfer Agent of the Fund and
        deposit into the account of the appropriate Portfolio such payments as are received for Shares of that Portfolio issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Portfolio and the

     Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

       From such funds as may be available for the purpose but

subject to the limitations of the Declaration of Trust and  any applicable votes of the Board of Trustees of the Fund  pursuant

thereto, the Custodian shall, upon receipt of     instructions

from the Transfer Agent, make funds available     for payment to

holders of Shares who have delivered to the  Transfer Agent a

request for redemption or repurchase of      their Shares.  In

connection with the redemption or  repurchase of Shares of a

Portfolio, the Custodian is   authorized upon receipt of

instructions from the Transfer'    Agent     to wire funds to or

through a commercial bank     designated by the redeeming

shareholders.  In connection  with the redemption or repurchase of Shares, of the Fund,  the Custodian shall honor checks drawn

on the Custodian by      a holder of Shares, wnich checks have

been furnished by   the Fund to the holder of Shares, when

presented to the    Custodian in accordance with such procedures

and controls   as are mutually agreed upon from time to time

between the    Fund and the Custodian.


5.      Proper Instructions

        Proper Instructions as used throughout this Contract means a writing signed or initialled by one or more person or persons as the Board of Trustees shall have from time to time authorized.  Each such writing shall set forth the specific

transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested.

oral instructions will be considered Proper Instructions if the

Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the

transaction involved.  The Fund shall cause all oral instructions to be confirmed in writing.  Upon receipt of a certificate of the

Secretary or an Assistant Secretary as to the authorization by the Board of Trustees of the Fund accompanied by a detailed

description of procedures approved by the Board of Trustees,

Proper Instructions may include communications effected directly between electromechanical or electronic devices provided that the

Board of Trustees and the Custodian are satisfied that such

procedures afford adequate safeguards for the Portfolios' assets.

For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-

party agreement which requires a segregated asset account in accordance with Section 2.11.



 6.      Actions Permitted without Express Authority

         The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

 1) make payments to itself or others for minor expenses     of

 handling securities or other similar items relating    to its

 duties under this Contract, Provided that all     such payments

 shall be accounted for to the Fund on   behalf of the Portfolio;

        2) surrender securities in temporary form for securities

 in definitive form;



       3) endorse for collection, in the name of the Portfolio,

checks, drafts and other negotiable instruments; and 4) in

general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board of Trustees of the

Fund.



7.      Evidence of Authority

        The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund.  The Custodian may receive and accept a certified copy of a vote of the Board of

Trustees of the Fund as conclusive evidence (a) of the authority any person to act in accordance with such vote or (b) of

determination or of any action by the Board of Trustees pursuant to the Declaration of Trust as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8.      Duties of Custodian with Respect to the Books of Account

       and Calculation of Net Asset Value and Net Income The

Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Trustees of the Fund to keep the books of account of each Portfolio and/or compute the net asset value per share of the outstanding shares of each Portfolio or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of

account and/or compute such net asset value per share.  If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Fund's currently effective prospectus related to such Portfolio and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the

division of such net income among its various components.  The calculations of the net asset value per share and the daily

income of each Portfolio shall be made at the time or times

described from time to time in the Fund's currently effective prospectus related to such Portfolio.


9.      Records

        The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Contract in sucn manner as will meet the obligations of the Fund under the Investment Company Act of 1940,

with particular attention to Section 31 thereof and Rules 3la-1 and 3la-2 thereunder.  All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized

officers, employees or agents of the Fund and employees and

agents of the Securities and Exchange Commission.  The Custodian

shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such

compensation as shall be agreed upon between the Fund and the

Custodian, include certificate numbers in such tabulations.

10.    Opinion of Fund's Independent Accountant

       The Custodian shall take all reasonable action, as the

Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the

Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-

lA, and Form N-SAR or other annual reports to the Securities and

Exchange Commission and with respect to any other requirements of such Commission.



11.     Reports to Fund by Independent Public Accountants

        The Custodian shall provide the Fund, on behalf of each of the Portfolios at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a

Securities System, relating to the services provided by the

Custodian under this Contract; such reports, shall be of

sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination,

and, if there are no such inadequacies, the reports shall so state.

12.    Compensation of Custodian

       The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund on behalf of each applicable Portfolio and the Custodian.

13.    Responsibility of Custodian

       So long as and to the extent that it is in the exercise

of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this

Contract and shall be held harmless in acting upon any notice,

request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options

agreement.  The Custodian shall be held to the exercise of

reasonable care in carrying out the provisions of this Contract,

but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence.  It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

       The Custodian shall be liable for the acts or omissions of a foreign banking institution appointed pursuant to the

provisions of Article 3 to the same extent as set forth in

Article 1 hereof with respect to sub-custodians located in the

United States (except as specifically provided in Article 3.10)

and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.11 hereof, the Custodian shall not be liable for any loss, damage,

cost, expense, liability or claim resulting from, or caused by,

the direction of or authorization by the Fund to maintain custody or any securities or cash of the Fund in a foreign country

including, but not limited to, losses resulting from

nationalization, expropriation, currency restrictions, or acts of war or terrorism.

        If the Fund on behalf of a Portfolio requires the

Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the

payment of money or incurring liability of some other form, the

Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the custodian in an amount and form satisfactory to it.

        If the Fund requires the Custodian, its affiliates,

subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements,

foreign exchange contracts and assumed settlement) for the

benefit of a Portfolio including the purchase or sale of foreign exchange or of contracts for foreign exchange or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action,

negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the

Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.



14.     Effective Period, Termination and Amendment

        This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual

agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; Provided, however that the Custodian shall not with respect to a Portfolio act under Section 2.10 hereof in the

absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees of the Fund has approved the initial use of a particular Securities System by such Portfolio and the receipt of an annual certificate of the

Secretary or an Assistant Secretary that the Board of Trustees has reviewed the use by such Portfolio of such Securities System,

as required in each case by Rule 17f-4 under the Investment

Company Act of 1940, as amended and that the Custodian shall not with respect to a Portfolio act under Section 2.10A hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees has approved the initial use of the Direct Paper System by such Portfolio and the receipt of an annual certificate of the Secretary or an

Assistant Secretary that the Board of Trustees has reviewed the use by such Portfolio of the Direct Paper System; Provided

further, however, that the Fund shall not amend or terminate this

Contract in contravention of any applicable federal or state regulations, or any provision of the Declaration of Trust, and further provided, that the Fund on behalf of one or more of the

Portfolios may at any time by action of its Board of Trustees (i)

substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii)

immediately terminate this Contract in the event of the

appointment of a conservator or receiver for the Custodian by the

Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

       Upon termination of the Contract, the Fund on behalf of

each applicable Portfolio shall pay to the Custodian such

compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

15.    Successor Custodian

       If a successor custodian for the Fund, of one or more of the Portfolios shall be appointed by the Board of Trustees of the

Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable

Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System. If no such successor custodian shall be appointed, the Custodian shall, in like

manner, upon receipt of a certified copy of a vote of the Board of Trustees of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in

accordance with such vote.

        In the event that no written order designating a

successor custodian or certified copy of a vote of the Board of

Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the

Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company

Act of 1940, doing business in Boston, Massachusetts, of its'own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than

$25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Contract on behalf of each

applicable Portfolio and to transfer to an account of such

successor custodian all of the securities of each such Portfolio held in any Securities System.  Thereafter, such bank or trust company shall be the successor of the Custodian under this

Contract.

        In the event that securities, funds and other properties

remain in the possession of the Custodian after the date of

termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of

Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.



16.     Interpretive and Additional Provisions

        In connection with the operation of this Contract, the Custodian and the Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract.

Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto,

provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust of the Fund.  No

interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this

Contract.

17.     Additional Funds

        In the event that the Fund establishes one or more series of Shares in addition to Managers Capital Appreciation Fund,

Managers Income Equity Fund, Managers Special Equity Fund,

Managers International Equity Fund, Managers Balanced Fund,

Managers Short Government Income Fund, Managers Short and

Intermediate Bond Fund, Managers Intermediate Mortgage Fund,

Managers Bond Fund, Managers Short Term Municipal Fund, Managers Municipal Bond Fund,Tand Managers Money Market Fund with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.
18.     Massachusetts Law to Avplv

        This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The

Commonwealth of Massachusetts.

19.     Prior Contracts

        This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund on behalf of each of the Portfolios and the Custodian relating to th4 custody of the

Fund's assets.







IN WITNESS WHEREOF, each of the parties has caused this

instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as

of the               day of                   , 1992.





ATTEST                        THE MANAGERS FUNDS

                               By

ATTEST                        STATE STREET BANK AND TRUST COMPANY


/s/John Curran                 By /s/ Robert P. watson
 Assistant Secretary             Senior Vice President








                              -44-

                           Schedule A


    The following foreign banking institutions and foreign securities depositories have been approved by the Board of Trustees of The Managers Funds for use as sub-custodians for the Fund's securities and other assets:



           (Insert banks and securities depositories)








Certified:



Fund's Authorized Officer


Date:






                              -45-




EXHIBIT 9(A)





              TRANSFER AGENCY AND SERVICE AGREEMENT

                             between

                       THE MANAGERS FUNDS

                               and

               STATE STREET BANK AND TRUST COMPANY





























                        TABLE OF CONTENTS





                                                             Page



Article 1     Terms of Appointment; Duties of the Bank          2



Article  2    Fees and Expenses                                 6



Article  3    Representations and Warranties of the Bank        7



Article  4    Representations and Warranties of the Fund        7



Article  5    Data Access and Proprietary Information           8



Article  6    Indemnification                                  11



Article  7    Standard of Care                                 13



Article  8    Covenants of the Fund and the Bank               13



Article  9    Termination of Agreement                         15



Article  10   Additional Funds                                 15



Article  11   Assignment                                       15



Article  12   Amendment                                        16



Article  13   Massachusetts Law to Apply                       16



Article  14   Force Majeure                                    16



Article  15   Consequential Damages                            17



Article  16   Merger of Agreement                              17



Article  17   Limitations of Liability of the Trustees

              and the Shareholders                             17



Article  18   Counterparts                                     17



              TRANSFER AGENCY AND SERVICE AGREEMENT





      AGREEMENT made as of the         day of              1994,

by and between THE MANAGERS FUNDS, a Massachusetts business

trust, having its principal office and place of business at 200

Connecticut Avenue, Norwalk, Connecticut (the "Fund"), and STATE

STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal office and place of business at 225 Franklin

Street, Boston, Massachusetts 02110 (the "Bank").

     WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a

separate portfolio of securities and other assets; and

     WHEREAS, the Fund currently offers shares in fourteen

series, Managers Capital Appreciation Fund, Managers Income

Equity Fund, Managers Special Equity Fund, Managers Balanced

Fund, Managers International Equity Fund, Managers Global

Opportunity Fund, Managers Short Government Fund, Managers Short

and Intermediate Bond Fund, Managers Intermediate Mortgage Fund,

Managers Bond Fund, Managers Global Bond Fund, Managers Short

Municipal Fund, Managers Municipal Bond Fund, and Managers Money

Market Fund (each such series, together with all other series subsequently established by the Fund and made subject to this

Agreement in accordance with Article 10, being herein referred to as a "Portfolio", and collectively as the "Portfolios");

     WHEREAS, the Fund on behalf of the Portfolios desires to

appoint the Bank as its transfer agent, dividend disbursing

agent, custodian of certain retirement plans and agent in

connection with certain other activities, and the Bank desires-

to accept such appointment;

      NOW, THEREFORE, in consideration of the mutual covenants

herein contained, the parties hereto agree as follows:

Article 1 Terms of Appointment; Duties of the Bank

           1.01     Subject to the terms and conditions set forth

in this Agreement, the Fund, on behalf of the Portfolios, hereby employs and appoints the Bank to act as, and the Bank agrees to act as its transfer agent for the authorized and issued shares of beneficial interest of the Fund representing interests in each of the respective Portfolios ("Shares"), dividend disbursing agent,

custodian of certain retirement plans and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of each of the respective Portfolios of the Fund

("Shareholders") and set out in the currently effective

prospectus and statement of additional information ("prospectus")

of the Fund on behalf of the applicable Portfolio, including without limitation any periodic investment plan or periodic

withdrawal program.

           1.02     The Bank agrees that it will perform the

following services:

           (a) In accordance with procedures established from

time to time by agreement between the Fund on behalf of each of the Portfolios, as applicable and the Bank, the Bank shall:

            (i) Receive for acceptance, orders for the purchase

                of Shares, and promptly deliver payment and

                appropriate documentation thereof to the

                 Custodian of the Fund authorized pursuant to the

                 Declaration of Trust of the Fund (the

                 "Custodian");

            (ii) Pursuant to purchase orders, issue the

       appropriate    number of Shares and hold such Shares in

       the  appropriate Shareholder account;

            (iii)     Receive for acceptance redemption requests

       and redemption directions and deliver the appropriate

       documentation thereof to the Custodian;

            (iv) In respect to the transactions in items (i),

       (ii)      and (iii) above, the Bank shall execute

       transactions   directly with broker-dealers authorized by

       the Fund who   shall thereby be deemed to be acting on

       behalf of the  Fund;

            (v)  At the appropriate time as and when it receives

       monies paid to it by the Custodian with respect to any

       redemption, pay over or cause to be paid over in the

       appropriate manner such monies as instructed by the

       redeeming Shareholders;

            (vi) Effect transfers of Shares by the registered

       owners thereof upon receipt of appropriate   instructions;

        (vii)     Prepare and transmit payments for dividends and

        distributions declared by the Fund on behalf of the

        applicable Portfolio;

        (viii)    Issue replacement certificates for those

        certificates alleged to have been lost, stolen or

        destroyed upon receipt by the Bank of indemnification

        satisfactory to the Bank and protecting the Bank and the

        Fund, and the Bank at its option, may issue replacement

certificates in place of mutilated stock certificates  upon

presentation thereof and without such indemnity;

        (ix) Maintain records of account for and advise the Fund

and its Shareholders as to the foregoing; and

        (x)Record the issuance of Shares of the Fund and

maintain pursuant to SEC Rule 17Ad-10(e) a record of the    total

number of Shares which are authorized, based upon      data

provided to it by the Fund, and issued and   outstanding.  The

Bank shall also provide the Fund on a   regular basis with the

total number of Shares which are   authorized and issued and

outstanding and shall have no      obligation, when recording the

issuance of Shares, to   monitor the issuance of such Shares or

to take         cognizance of any laws relating to the issue or

sale of         such Shares, which functions shall be the sole

responsibility of the Fund.



           (b)  In addition to and neither in lieu nor in

contravention of the services set forth in the above paragraph

(a), the Bank shall: (i) perform the customary services of a transfer agent, dividend disbursing agent, custodian of certain retirement plans and, as relevant, agent in connection with

accumulation, open-account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to: maintaining all

Shareholder accounts, preparing Shareholder meeting lists,

mailing proxies, mailing Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-

resident alien accounts, preparing and filing U.S. Treasury

Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and

redemptions of Shares and other confirmable transactions in

Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information and (ii) provide a system which will enable the Fund to monitor the total number of Shares sold in each State.

           (c) In addition, the Fund shall (i) identify to the

Bank in writing those transactions and assets to be treated as exempt from blue sky reporting for each State and (ii) verify the establishment of transactions for each State on the system prior to activation and thereafter monitor the daily activity for each

State.  The responsibility of the Bank for the Fund's blue sky

State registration status is solely limited to the initial

establishment of transactions subject to blue sky compliance by the Fund and the reporting of such transactions to the Fund as provided above.

           (d) Procedures as to who shall provide certain of

these services in Article 1 may be established from time to time by agreement between the Fund on behalf of each Portfolio and the

Bank per the attached service responsibility schedule.  The Bank may at times perform only a portion of these services and the

Fund or its agent may perform these services on the Fund's

behalf.

           (e) The Bank shall provide additional services on

behalf of the Fund (i.e., escheatment services) which may be agreed upon in writing between the Fund and the Bank.

 Article 2 Fees and Expenses

           2.01     For performance by the Bank pursuant to this

Agreement, the Fund agrees on behalf of each of the Portfolios to pay the Bank an annual maintenance fee for each Shareholder

account as set out in the initial fee schedule attached hereto.

Such fees and out-of-pocket expenses and advances identified under Section 2.02 below may be changed from time to time subject to mutual written agreement between the Fund and the Bank.

           2.02     In addition to the fee paid under Section

2.01 above, the Fund agrees on behalf of each of the Portfolios to reimburse the Bank for out-of-pocket expenses, including but not limited to confirmation production, postage, forms,

telephone, microfilm, microfiche, tabulating proxies, records storage or advances incurred by the Bank for the items set out in the fee schedule attached hereto.  In addition, any other

expenses incurred by the Bank at the written request or with the written consent of the Fund, will be reimbursed by the Fund on behalf of the applicable Portfolio.

           2.03     The Fund agrees on behalf of each of the

Portfolios to pay all fees and reimbursable expenses within five days following the mailing of the respective billing notice.

Postage for mailing of dividends, proxies, Fund reports and other mailings to all Shareholder accounts shall be advanced to the

Bank by the Fund at least seven (7) days prior to the mailing date of such materials.

Article 3 Representations and Warranties of the Bank

The Bank represents and warrants to the Fund that: 3.01 It is a trust company duly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts.

           3.02     It is duly qualified to carry on its business

in the Commonwealth of Massachusetts.

           3.03     It is empowered under applicable laws and by

its Charter and By-Laws to enter into and perform this Agreement.

           3.04     All requisite corporate proceedings have been

taken to authorize it to enter into and perform this Agreement.

           3.05     It has and will continue to have access to

the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.



Article 4 Representations and Warranties of the Fund
The Fund represents and warrants to the Bank that:
4.01 It is a business trust duly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts.
       4.02 It is empowered under applicable laws and by its

Declaration of Trust and By-Laws to enter into and perform this

Agreement.

4.03 All corporate proceedings required by said Declaration of Trust and By-Laws have been taken to authorize it to enter into and perform this Agreement.
           4.04     It is an open-end management investment

company registered under the Investment Company Act of 1940, as amended. 4.05 A registration statement under the Securities Act of 1933, as amended on behalf of each of the Portfolios is

currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

Article 5 Data Access and Proprietary Information

           5.01     The Fund acknowledges that the data bases,

computer programs, screen format, report formats, interactive design techniques, and documentation manuals furnished to the

Fund by the Bank as part of the Fund's ability to access certain

Fund-related data ("Customer Data") maintained by the Bank on data bases under the control and ownership of the Bank or other third party ("Data Access Services") constitute copyrighted,

trade secret, or other proprietary information (collectively,

"Proprietary Information") of substantial value to the Bank or other third party.  In no event shall Proprietary Information be deemed Customer Data.  The Fund agrees to treat all Proprietary

Information as proprietary to the Bank and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided hereunder.  Without

limiting the foregoing, the Fund agrees for itself and its

employees and agents:

                 (a)  to access Customer Data solely from

                 locations as may be designated in writing by the

                 Bank and solely in accordance with the Bank's

                 applicable user documentation;

            (b) to refrain from copying or duplicating in any way

                the Proprietary Information;

            (c) to refrain from obtaining unauthorized access to

                any portion of the Proprietary Information, and

                if such access is inadvertently obtained, to

                inform in a timely manner of such fact and

                dispose of such information in accordance with

                the Bank's instructions;

            (d) to refrain from causing or allowing third-party

                data required hereunder from being retransmitted

                to any other computer facility or other location,

                except with the prior written consent of the

                Bank;

            (e) that the Fund shall have access only to those

                authorized transactions agreed upon by the

                parties;

            (f) to honor all reasonable written requests made by

                the Bank to protect at the Bank's expense the

                rights of the Bank in Proprietary Information at

                common law, under federal copyright law and under

                other federal or state law.

      Each party shall take reasonable efforts to advise its

employees of their obligations pursuant to this Article 5. The obligations of this Article shall survive any earlier termination of this Agreement.

           5.02     If the Fund notifies the Bank that any of

theData Access Services do not operate in material compliance with the most recently issued user documentation for such

services, the Bank shall endeavor in a timely manner to correct such failure.  Organizations from which the Bank may obtain

certain data included in the Data Access Services are solely responsible for the contents of such data and the Fund agrees to make no claim against the Bank arising out of the contents of such third-party data, including, but not limited to, the

accuracy thereof.  DATA ACCESS SERVICES AND ALL COMPUTER PROGRAMS

AND SOFTWARE SPECIFICATIONS USED IN CONNECTION THEREWITH ARE

PROVIDED ON AN AS IS, AS AVAILABLE BASIS.  THE BANK EXPRESSLY

DISCLAIMS ALL WARRANTIES EXCEPT THOSE EXPRESSLY STATED HEREIN

INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF

MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

           5.03     If the transactions available to the Fund

include the ability to originate electronic instructions to the

Bank in order to (i) effect the transfer or movement of cash or

Shares or (ii) transmit Shareholder information or other

information (such transactions constituting a "COEFI"), then in such event the Bank shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by the Bank from time to time.

Article 6 Indemnification

           6.01     The Bank shall not be responsible for, and

the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses,

damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

           (a) The reliance on or use by the Bank or its agents

or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or

subcontractors, and (ii) have been prepared, maintained or

performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

           (b) The reliance on, or the carrying out by the Bank

or its agents or subcontractors of any instructions or requests of persons authorized to give instructions or requests for the

Fund on behalf of the applicable Portfolio.which persons shall be those listed on Schedule 6.01 to the Agreement, which Schedule may be amended by the Fund from time to time upon written notice to the Bank.

           (c) The offer or sale of Shares in violation of any

requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

           6.02     The Bank shall be responsible to the Fund for

any and all losses, damages, costs, charges, counsel fees,

payments, expenses and liability arising out of or attributable to any action or failure or omission to act by the Bank as a result of the Bank's lack of good faith, negligence or willful misconduct.

           6.03     At any time the Bank may apply to any officer

of the Fund for instructions, and may consult with the Fund's legal counsel with respect to any matter arising in connection with the services to be performed by the Bank under this

Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund on behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such

counsel.  The Bank, its agents and subcontractors shall be

protected and indemnified in acting upon any paper or document furnished by or on behalf of the Fund, reasonably believed to be genuine and to have been signed by the proper person or persons,

or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund.  The Bank, its agents and

subcontractors shall also be protected and indemnified in

recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-

registrar.

           6.04     In order that the indemnification provisions

contained in this Article 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank,

the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim.  The Fund shall have the option to

participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the

Bank.  The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to

indemnify the Bank except with the Fund's prior written consent.



Article 7 Standard of Care

           7.01     The Bank shall at all times act in good faith

and agrees to use its best efforts within reasonable limits to insure the accuracy of all services performed under this

Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless said errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

Article 8 Covenants of the Fund and the Bank

           8.01     The Fund shall on behalf of each of the

Portfolios promptly furnish to the Bank the following:

           (a) A certified copy of the resolution of the Trustees

of the Fund authorizing the appointment of the Bank and the

execution and delivery of this Agreement.

           (b) A copy of the Declaration of Trust and By-Laws of

the Fund and all amendments thereto.

           8.02     The Bank hereby agrees to establish and

maintain facilities and procedures reasonably acceptable to the

Fund for safekeeping of stock certificates, check forms and

facsimile signature imprinting devices, if any; and for the

preparation or use, and for keeping account of, such

certificates, forms and devices.

            8.03     The Bank shall keep records relating to the

 services to be performed hereunder, in the form and manner as it may deem advisable.  To the extent required by Section 31 of the

 Investment Company Act of 1940, as amended, and the Rules

 thereunder, the Bank agrees that all such records prepared or maintained by the Bank relating to the services to be performed by the Bank hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such

 Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

            8.04     The Bank and the Fund agree that all books,

 records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

            8.05     In case of any requests or demands for the

 inspection of the Shareholder records of the Fund, the Bank will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection.  The Bank reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder

 records to such person.



Article 9 Termination of Agreement



                 9.01 This Agreement may be terminated by

either party upon sixty (60)    days written notice to the other.

                 9.02 Should the Fund exercise its right to

terminate, all reasonable out-of-pocket expenses associated with the movement of records and material will be borne by the Fund on behalf of the applicable Portfolio(s).  Additionally, the Bank reserves the right to charge for any other reasonable expenses associated with such termination agreed to by the Fund in

writing.

Article 10 Additional Funds

           10.01    In the event that the Fund establishes one or

more series of Shares in addition to Managers Capital

Appreciation Fund, Managers Income Equity Fund, Managers Special

Equity Fund, Managers Balanced Fund, Managers International

Equity Fund, Managers Global Opportunity Fund, Managers Short

Government Fund, Managers Short and Intermediate Bond Fund,

Managers Intermediate Mortgage Fund, Managers Bond Fund, Managers

Global Bond Fund, Managers Short Municipal Fund, Managers

Municipal Bond Fund, and Managers Money Market Fund with respect to which it desires to have the Bank render services as transfer agent under the terms hereof, it shall so notify.the Bank in writing, and if the Bank agrees in writing to provide such

services, such series of Shares shall become a Portfolio

hereunder.

Article 11 Assignment

           11.01    Except as provided in Section 11.03 below,

neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent ofthe other party.

           11.02    This Agreement shall inure to the benefit of

and be binding upon the parties and their respective permitted successors and assigns.

           11.03    The Bank may, without further consent on the

part of the Fund, subcontract for the performance hereof with (i)

Boston Financial Data Services, Inc., a Massachusetts corporation

("BFDS") which is duly registered as a transfer agent pursuant to

Section 17A(c)(1) of the Securities Exchange Act of 1934, as

amended ("Section 17A(c)(1)"), (ii) a BFDS subsidiary duly

registered as a transfer agent pursuant to Section 17A(c)(1) or

(iii) a BFDS affiliate; provided, however, that the Bank shall be as fully responsible to the Fund for the acts and omissions of any subcontractor as it is for its own acts and omissions.

Article 12 Amendment

           12.01    This Agreement may be amended or modified by

a written agreement executed by both parties and authorized or approved by a resolution of the Trustees of the Fund.

Article 13 Massachusetts Law to Apply
           13.01 This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.
Article 14 Force Majeure
           14.01 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.
Article 15 Consequential Damages

           15.01    Neither party to this Agreement shall be

liable to the other party for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.


Article 16 Merger of Agreement
           16.01    This Agreement constitutes the entire
agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.
Article 17 Limitations of Liability of the Trustees and
Shareholders
           17.01    A copy of the Declaration of Trust of the

@rust is on file with the Secretary of the Commonwealth of

Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Fund.

Article 18 Counterparts

           18.01    This Agreement may be executed by the parties

hereto on any number of counterparts, and all of said

counterparts taken together shall be deemed to constitute one and the same instrument.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.





                                   THE MANAGERS FUNDS

                                   BY:  /s/John E. Rosati

ATTEST:

/s/Kathleen Wood

                    STATE STREET BANK AND TRUST COMPANY

                    BY:/s/Ronald W. Lynch

                    Executive Vice President

ATTEST:

/s/M. Connoly

Assistant Secretary

















                          State Street



                 Fee Information for Services as

          Plan, Transfer and Dividend Disbursing Agent



                        THE MANAGERS FUND







Annual Fees



   Assets:



   $0 - $1,000,000,000                             4 Basis Points

   $1,000,000,000 - $2,000,000,000                 3.5 Basis Points

   $Over 2,000,000,000                             2.5 Basis Points



Fees are billable on a monthly basis at the rate of 1/12 of the annual fee.



Out-of-Pocket Expenses                             Billed as incurred



Out-of-Pocket expenses include but are not limited to:

confirmation statements, postage, forms, audio response, lease phone line, records retention, transcripts, microfilm,

microfiche, and expenses incurred at the specific direction of the fund.



The first 3 months of operations the Fee charged will be 3.5 Basis

Points.

















THE MANAGERS FUND                        STATE STREET BANK AND TRUST CO.

By:  /s/John Roasti                      By:

Title:  Vice President                   Title:  Vice President

Date:  2/16/94_                          Date:  2/11/94







EXHIBIT 9(B)
       ADMINISTRATION AND SHAREHOLDER SERVICING AGREEMENT



     AGREEMENT, made as of this ___ day of ____,1992 by and between The Managers Funds, a Massachusetts business trust (the "Trust") composed of twelve separate series (each a "Fund" and together the "Funds") and The Managers Funds, L.P., a Delaware limited partnership (the "Management Company").

                       WI T N E S S E T H:
    WHEREAS, the Trust proposes to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and

    WHEREAS, the Trust requires administration, shareholder and shareholder-related services and the Management Company has developed the capability to provide, and is currently providing, certain of the services required by the Trust; and

     WHEREAS, the Trust desires to engage the Management
Company to continue to provide such services to the Trust and its shareholders and to provide certain other services which are now or may hereafter be required by the Trust on the terms and conditions set forth in this Agreement;

    NOW, THEREFORE, in consideration of the premises and the promises hereinafter set forth, the Trust and the Management
Compant agree as follows:

    1. Administration, Shareholder and Shareholder-Related Services to be Provided. The Management Company shall provide such of the following services as are required by the Trust, its shareholders or shareholder representatives such as bank trust departments and registered investment advisers ("Shareholder Representatives"):

          (a) Direct administrative and shareholder services, consisting of:
               (i) processing and/or coordinating Fund share purchase and redemption requests transmitted or delivered to the office of the Management Company;

                (ii) coordinating and implementing bank-to-bank wire transfers in connection with Fund share purchases and redemptions;

                (iii) executing orders under any offer of
                      exchange offered by the Trust involving
                      concurrent purchases and redemptions of
                      shares of oneor more Funds and shares of another Fund or of other investment companies;

               (iv) responding to telephonic and in-person
                    inquiries from shareholders or Shareholder
                    Representatives requesting information
                    regarding matters such as shareholder account or transaction status, net asset value of Fund shares, Fund performance, Fund services, plans and options, Fund investment policies, Fund portfolio holdings and Fund distributions and taxation thereof;

               (v) dealing with complaints and correspondence from shareholders or Shareholder
                    Representatives directed to or brought to the attention of the Management Company;

               (vi) performing sub-accounting for shareholders of
                    record who hold their shares for the benefit of other beneficial owners, including establishing and maintaining accounts and records (such as back-up withholding and tax identification number certifications) for such beneficial owners, and providing periodic statements of account to such beneficial owners, including combined statements showing such beneficial owners holdings in all Funds combined

          (b) Soliciting and gathering shareholder proxies and otherwise communicating with shareholders and Shareholder
Representatives in connection with meetings of the shareholders.

          (c) Preparing materials for and coordinating Board of Trustees meetings.

          (d) Such other administrative, shareholder and shareholder-related services, whether similar to or different from those described in Subparagraphs (a), (b) and (c) of this Paragraph 1, as the parties may from time to time agree in writing.

          2. Blue Sky Services to be Provided. The Management Company shall maintain under this Agreement the registration or qualification of the Trust and its shares under the various appropriate state Blue Sky or securities laws and regulations; provided, that the Trust shall pay any fees of counsel to the Trust in connection with such registration or qualification and all related filing fees and registration or qualification fees.

          3. Other Services to be Provided. The Management Company shall provide such other services required by the Trust as the parties may from time to time agree in writing are appropriate to be provided under this Agreement. In the event that the Management Company provides any services to the Trust, or pays or assumes any Trust expense, which the Management Company is not obligated to provide, pay or assume under this Agreement, the Management Company shall not be obligated hereby to provide the same or any similar service to the Trust or to pay or assume the same or any similar Trust expense in the future; provided, that nothing herein contained shall be deemed to relieve the Management Company of any obligation to the Trust or any Fund under any separate agreement or arrangement between the parties.

         4. Administration and Shareholder Servicing Fees. As compensation for all services provided and expenses paid or assumed by the Management Company under this Agreement, the Trust shall pay the Management Company a monthly fee at an annual rate of 0.25% of the average daily net assets of the Trust, or at such lower rate as may be established by a vote of the Trustees. The fees for each month shall be payable on the first business day of the next succeeding calendar month.

         5. Manner of Providing Services. The Management Company may provide services under this Agreement through its own personnel or by purchasing such services from a third party. If a third party is retained to provide services, any fees payable to such third party shall be paid by the Management Company.

         6. Retention of Sub-Agents. The Management Company may, in its discretion, retain the services of one or more sub-agents to provide some or all of the services contemplated by this Agreement. Such sub-agents shall be compensated by the Management Company out of the fees it receives under this Agreement, or out of its other resources. Sub-Agents may also serve as Shareholder Representatives, provided that any agreement pursuant to which a Shareholder Representative serves as a Sub-Agent shall be substantially in the form attached hereto as Exhibit A or in another form approved by the Trustees of the Trust.

         7. Trust Ownership of Records. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Management Company on behalf of the Trust, including any such records maintained by the Management Company in connection with the performance of its obligations hereunder, are the property of the Trust and shall be surrendered by the Management Company promptly on request by the Trust; provided, that the Management Company may at its own expense, make and retain copies of any such records.

              8. Management Company Ownership of Software and Related Materials. All computer programs, written procedures and similar items developed or acquired and used by the Management Company in performing its obligations under this Agreement shall be the property of the Management Company, and the Trust will not acquire any ownership interest therein or property rights with respect thereto.

         9. Confidentiality. The Management Company agrees, on its own behalf and on behalf of its employees, agents and contractors, to keep confidential any and all records maintained and other information obtained hereunder which relates to the Trust or to any of the Trust's former, current or prospective shareholders, except that the Management Company may deliver records or divulge information when requested to do so by duly constituted authorities after prior notification to and approval in writing by the Trust (which approval will not be unreasonably withheld and may not be withheld by the Trust where the Management Company advises the Trust that it may be exposed to civil or criminal contempt proceedings or other penalties for failure to comply with such request) or whenever requested in writing to do so by the Trust.

         10. Services to Other Clients. Nothing herein contained shall limit the freedom of the Management Company or any affiliated person of the Management Company to render services of the types contemplated hereby to other persons, firms or corporations, including but not limited to other investment companies, or to engage in other business activities.

          11. Management Company Actions in Reliance on Trust
Instructions, Legal Opinions, Etc.; Trust  Compliance with Law

         (a) The Management Company may at any time apply to an officer of the Trust for instructions, and may consult with legal counsel for the Trust or with the Management Company's own legal counsel, in respect of any matter arising in connection with this Agreement; and the Management Company shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel. The Management Company shall be protected in acting upon any such instructions, advice or opinion and upon any other paper or document delivered by the Trust or such legal counsel which the Management Company believes to be genuine and to have been signed by the proper person or persons, and the Management Company shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Trust.

         (b) Except as otherwise provided in this Agreement or in any separate agreement between the parties and except for the accuracy of information furnished to the Trust by the Management Company, the Trust assumes full responsibility for the preparation, contents, filing and distribution of its Prospectus and Statement of Additional Information, and full responsibility for other documents or actions required for compliance with all applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, and any other applicable laws, rules and regulations of governmental authorities having jurisdiction over the Trust.

          12. Liability of Management Company. The Management Company shall not be liable to the Trust for any action taken or omitted to be taken by the Management Company or its employees, agents or contractors in carrying out the provisions of this Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of the Management Company, or its employees, agents or contractors.

         13. Indemnification by Trust. The Trust shall indemnify the Management Company and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Management Company which result from: (i) any claim, action, suit or proceeding in connection with the Management Company's entry into or performance of this Agreement; or (ii) any action taken or omission to act committed by the Management Company in the performance of its obligations hereunder; or (iii) any action of the Management Company taken upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust, provided, that Management Company shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Management Company, or its employees, agents or contractors. Before confessing any claim against it which may be subject to indemnification by the Trust hereunder, the Management Company shall give the Trust reasonable opportunity to defend against such claim in its own name or in the name of the Management Company.

         14. Indemnification by Management Company. The Management Company shall indemnify the Trust and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Trust which result from: (i) the Management Company's failure to comply with the terms of this Agreement; or (ii) the Management Company's lack of good faith in performing its obligations hereunder, or (iii) the negligence or misconduct of the Management Company, or its employees, agents or contractors in connection herewith. The Trust shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Trust or its employees, agents or contractors other than the Management Company, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of the Management Company, any affiliated person of the Management Company, or any affiliated person of an affiliated person of the Management Company. Before confessing any claim against it which may be subject to indemnification hereunder, the Trust shall give the Management Company reasonable opportunity to defend against such claim in its own name or in the name of the Trust.

         15. Effect of Agreement. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

         16. Term of Agreement. The term of this Agreement shall begin on the date first above written, and shall continue in effect for a one-year term unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect with respect to the Trust from year to year, subject to the termination provisions and all other terms and conditions hereof; provided such continuance with respect to the Trust is approved at least annually by the Trustees, including the vote or written consent of a majority of the Trustees who are not interested persons of the Management Company or the Trust; and provided further, that the Management Company shall not have notified the Trust in writing at least one hundred and twenty
(120) days prior to the anniversary of the Agreement in any year that it does not desire such continuation. The Management Company shall furnish to the Trust, promptly upon its request, such information (including the Management Company's costs of delivering the services provided to the Trust hereunder) as may reasonably be necessary to enable the Trust's Trustees to evaluate the terms of this Agreement or any extension, renewal or amendment hereof. The Management Company shall permit the Trust and its accountants, counsel or other representatives to review its books and records relating to the services provided hereunder at reasonable intervals during normal business hours upon reasonable notice requesting such review.

         17. Amindment and Assignment of Agreement. This Agreement may be amended only by a written instrument signed by the parties hereto. This Agreement may not be assigned by the Management Company, and the Management Company may not assign or transfer any interest hereunder, voluntarily, by operation of law or otherwise, without the prior written consent of the Trust's Trustees. Any amendment hereof and any consent by the Trust to any assignment hereof or assignment or transfer of any interest hereunder by the Management Company shall not be effective unless and until authorized by the Trust's Trustees, including the vote or written consent of a majority of the Trustees who are not interested persons of the Management Company or the Trust.

          18. Termination of Agreement. This Agreement may be terminated at any month-end, without the payment of any penalty, by the Management Company upon at least one hundred and twenty
 (120) days prior written notice to the Trust, or by the Trust upon at least thirty (30) days prior written notice to the Management Company; provided, that in the case of termination by the Trust, such action shall have been authorized by the Trust's Trustees, including the vote or written consent of a majority of the Trustees who are not interested persons of the Management Company or the Trust. This Agreement shall automatically and immediately terminate in the event of its assignment by the Management Company, or the Management Company's assignment or transfer of any interest hereunder, without the prior written consent of the Trust as provided in Paragraph 17 hereof.

          19. Interpretation and Definition of Terms. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "interested persons," "assignment" and "affiliated person," as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The Trust and the Management Company may from time to time agree on such provisions interpreting or clarifying the provisions of this Agreement as, in their joint opinion, are consistent with the general tenor of this Agreement and with the specific provisions of this Paragraph 19. Any such interpretations or clarifications shall be in writing signed by the parties and annexed hereto, but no such interpretation or clarification shall be effective if in contravention of any applicable federal or state law or regulations, and no such interpretation or clarification shall be deemed to be an amendment of this Agreement.

          20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          21. Execution in Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         22. Choice of Law. Except insofar as the Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

         23. Limitation of Liability. The parties expressly agree that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the Trust estate, as provided in the Trust's Declaration of Trust. Any authorization by the Trustees or shareholders of the Trust, acting as such, to execute or deliver this Agreement or both, shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust Estate as provided in the Trust's Declaration of Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   THE MANAGERS FUNDS


                                   By: _______________

                                        _______________

                                             Title

Attest:

___________________

     Secretary

                                   THE MANAGERS FUNDS, L.P.

                                   By:  EAIMC Holdings Corp.

                                   By: _____________________
                                       _____________________
                                         Title
 Attest:
_____________________
      Secretary





                            EXHIBIT A
                    FORM OF SERVICE AGREEMENT

                    with respect to shares of

                       The Managers Funds

The Managers Funds, L.P.

200 Connecticut Avenue

Norwalk, CT 06854



Gentlemen:

         We understand that you are party, with The Managers Funds (the "Trust"), to an Administration and Shareholder Servicing Agreement (the "Servicing Agreement") made as of the _____ day of ______, 199___. The Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "Act"). The Servicing Agreement provides that you, or a third party retained and paid by you, shall provide certain specified services to the Trust, its shareholders or its shareholder representatives such as bank trust departments and registered investment advisers. You wish to retain us to provide certain of such services under the Servicing Agreement, upon the terms and conditions set forth herein.

          The terms and conditions of this Agreement are as follows:

         1. We shall provide such of the following shareholder and administration services ("Servicing") for each of our clients who own of record or beneficially, shares of the Trust (a "Client"), as you may require: answering Client inquiries regarding the Trust; assisting Clients in changing dividend options, account designations and addresses; performing subaccounting for Clients who do not own their shares of record, including establishing and maintaining accounts and records (such as back-up withholding and tax identification number certifications), and providing such Clients with periodic statements of account showing holdings in all Funds combined; arranging for bank wires; and obtaining such other information and performing such services as you or the Client reasonably may request, to the extent we are permitted by applicable statute, rule or regulation and by the terms of the Servicing Agreement, as the same may be amended from time to time.


           2. We shall provide such office space and equipment telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial to assist us in servicing Clients' accounts.

         3. Neither we nor any of our employees or agents are authorized to make any representation concerning the Trust except those contained in the Trust's then current Prospectus and Statement of Additional Information. In performing services under this Agreement, we shall act as independent contractors and we shall have no authority to act as agent for the Trust or for you.

         4. In consideration of the services and facilities described herein, we shall be entitled to receive fees as set forth in Exhibit A attached hereto. We understand that the payment of fees has been authorized pursuant to the Servicing Agreement and that such fees will be paid by you only so long as this Agreement and the Servicing Agreement are in effect.

         5. We shall be liable for our own acts and omissions caused by our willful misfeasance, bad faith, or negligence in the performance of our duties, or by our reckless disregard of our obligations under this Agreement, and nothing herein shall protect us against any such liability to you, the Trust or its shareholders.

         6. This Agreement shall commence upon acceptance by you, as evidenced by your signature below, and shall continue in effect until the earlier to occur of termination of the Servicing Agreement and the expiration of a period of sixty (60) days following written notice of termination by either party to the other.

         7. All communications to you shall be sent to you at your offices, 200 Connecticut Avenue, Norwalk, CT 06854,
Attention: John Rosati, and shall be duly given if mailed first class mail and postage prepaid. Any notice shall be duly given mailed first class mail and postage prepaid, telecopied with a copy to follow first class, or telegraphed to us at the address shown in this Agreement.

         8. We hereby represent and warrant to you that the execution, delivery and performance of our obligations under this Agreement have been duly authorized, and that this Agreement is valid, binding and enforceable against us in accordance with its terms.

         9. This Agreement shall be subject to all applicable provisions of law, including, without being limited to, the applicable provisions of the Act, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended; and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

         10. This Agreement shall be construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except to the extent that any applicable provisions of federal law shall be controlling, or shall be deemed to govern the construction, validity and effect of this contract.

                                       Very truly yours,

                                       _________________________
                                       Service Organization Name
(Please Print for Type)
                                        ________________________

                             Address

                                          _____________________

                                   City     State     Zip Code

Date ___________________By __________________________________

                                     Authorized Signature


NOTE: Please return both signed copies of this Agreement to The Managers Funds, L.P. Upon acceptance, one countersigned copy will be returned for your files.

                            Accepted:

                                  THE MANAGERS FUNDS, L.P.

                                  By:  EAIMC Holdings Corp.



Date ____________________ By _______________________________



                            EXHIBIT A

                          Fees Payable

      Servicing fees shall be payable to (Name of Servicing

Organization), on a monthly basis, at the rate of   *     of 1.0%

of the Trust's average weekly net assets attributable to the

Clients of (Name of Servicing Organization) for whom Servicing is provided.








_________________
* Not to exceed










EXHIBIT 9(C)

            LICENSE AGREEMENT RELATING TO USE OF NAME


    AGREEMENT made as of the ___ day of November 1992 by and between The Managers Funds, L.P. ("TMFLP"), a Delaware limited partnership and The Managers Funds, a Massachusetts business trust (the "Fund").

                      W I T N E S S E T H :

    WHEREAS, TMFLP is a limited partnership organized under the laws of the State of Delaware under the name EAIMC Partners, L.P., which changed its name to "The Managers Funds, L.P." in April, 1991;

    WHEREAS, the Fund was organized as an unincorporated business trust under the name "The Management of Managers Group of Funds" under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated November 23, 1987, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and changed its name to "The Managers Funds" in April, 1991; and

    WHEREAS, the Fund has requested TMFLP to consent to the use of the words "The Managers Funds" in the Fund's name.

    NOW, THEREFORE, in consideration of the premises and of the covenants hereinafter contained, TMFLP and the Fund hereby agrees as follows:

     1. TMFLP hereby grants the Fund a non-exclusive license to use the words "The Managers Funds" in the Fund's name.

     2. The non-exclusive license hereinabove referred to has been given and is given by TMFLP on the condition that it may at any time, in its sole and absolute discretion, withdraw the nonexclusive license to the use of the words "The Managers Funds" in the name of the Fund; and, as soon as practicable after receipt by the Fund of written notice of the withdrawal of such nonexclusive license, and in no event later than ninety days thereafter, the Fund will change its name so that such name will not thereafter include the words "The Managers Funds" or any variation thereof.







3. TMFLP reserves and shall have the right to grant to any other company, including, without limitation, any other investment company, the right to use the words "The Managers Funds" or variations thereof in its name and no consent or permission of the Fund shall be necessary; but, if required by an applicable law of any state, the Fund will forthwith grant all requisite consents.

     4. The Fund will not grant to any other company the right to use a name similar to that of the Fund or TMFLP without the written consent of TMFLP.

     5. Regardless of whether the Fund should hereafter change its name and eliminate the words "The Managers Funds" or any variation thereof from such name, the Fund hereby grants to TMFLP the right to cause the incorporation of corporations or the organization of voluntary associations which may have names similar to that of the Fund or to that to which the Fund may change its name and to own all or any portion of the shares of such other corporations or associations and to enter into contractual relationships with such other corporations or associations, subject to any requisite approval of a majority of the Fund's shareholders and the Securities and Exchange Commission and subject to the payment of a reasonable amount to be determined at the time of use, and the Fund agrees to give and execute any such formal consents or agreements as may be necessary in connection therewith.

     6. This Agreement may be amended at any time a writing signed by the parties hereto. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and understandings, whether written or oral, with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                         THE MANAGERS FUNDS, L.P.
                         By:  EAIMC Holding Corp.
                         General Partner

                         By: ______________________
                         President

                         THE MANAGERS FUNDS
                         By: ______________________
                         President
                                2




EXHIBIT 10
            SHEREEF, FRIEDMAN, HOFFMAN & GOODMAN
         919 THIRD AVENUE  NEW YORK, NY  10022-9998
                       (212) 758-9500

         CABLE:  SHERFRIED           TELEX:  237328

                                 TELECOPIER:  (212) 758-9526

                                          September 27, 1990



The Management of Managers Group of Funds
200 Connecticut Avenue
Norwalk, Connecticut  06854


Dear Sirs:

     The Management of Managers Groups of Funds, a Massachusetts business trust (the "Trust") proposes to issue and sell and indefinite number of shares of beneficial interest of the Trust, without par value (the "Shares"), in the manner and on the terms set forth in the Trust's Registration Statement on Form N-1A, as amended (the "Registration Statement") filed with the Securities and Exchange Commission (File Nos. 2-84012 and 811-3752).

     The Trust currently consists of twelve separate series. We were appointed counsel to the Trust by the Trustees on May 14, 1990. Prior to that time, we had been retained, since October 1989, by Evaluation Associates Investment Management Company ("EAIMC"), investment adviser to the Trust, in connection with matters relating to the preparation and filing of Post-Effective Amendments Nos. 17, 18 and 19 to the Registration Statement. In these capacities, we have examined copies, either certified or otherwise provided our satisfaction to be genuine, of the Trust's Declaration of Trust and By-Laws, as currently in effect, a certificate of existence dated September 25, 1990, issued by the Secretary of State of the Commonwealth of Massachusetts and other documents relating to the Trust's organization and operation. We have also reviewed the Registration Statement and the documents filed as exhibits thereto.

     Based upon the foregoing and subject to the limitations set forth herein, it is our opinion that:

     1. The Trust has been duly organized and is legally existing under the laws of the Commonwealth of Massachusetts.

     2. The Trust is authorized to issue an unlimited number of Shares.

     3. Upon the issuance of the Shares for a consideration not less than the net asset value thereof as required by the Investment Company Act of 1940, such Shares will be legally issued and outstanding and fully paid and non-assessable. However, we note that, as set forth in the Prospectus forming a part of the Registration Statement, shareholders of the Trust might, under certain circumstances, be liable for the Trust's obligations to third parties.

     We hereby consent to the filing op this opinion with the Securities and Exchange Commission as part of the Registration Statement, and to the reference to our firm as counsel in the Prospectus and Statement of Additional
Information filed as part thereof. We also consent to the filing of this opinion when required as part of the Trust's application to qualify its shares for sale under the securities laws of various states. In giving this consent we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities
Act of 1933.

     We are members of the Bar of the State of New York and do not hold ourselves out as being conversant with the laws of any jurisdiction other than those of the United States of America and the State of New York. We note that we are not licensed to practice law in the Commonwealth of Massachusetts, and to the extent that any opinion expressed herein involves the law of Massachusetts, such opinion should be understood to be based solely upon our review of the certificate of existence referred to above, the published statutes of that Commonwealth and, where applicable, published cases, rules or regulations of regulatory bodies of that Commonwealth.

                    Very truly yours,
                    /s/Shereef, Friedman, Hoffman & Goodman
                    Shereef, Friedman, Hoffman & Goodman



EXHIBIT 16

                 THE MANAGEMENT OF MANAGERS GROUP OF FUNDS
                 Equity and Income Funds

                 Sample Calculation of Average Annual Total Return for the Period Ended 12/31/89


                                                     From Commencement
                                                      of Operations
 Description of Calculation     1 year    5 years       5/31/84

 Initial Investment             $1,000    $1,000          $1,000

 Dividend by Initial
 Net Asset Value                 20.10     21.38           20.00

 Equals Shares Purchased         49.80      46.8           50.00

 Plus Shares Acquired Through
 Reinvestment of Dividends and
 Distributions                    6.00      57.3           65.00

 Equal Shares Held at 12/31/89   55.80     104.7          115.00

 multiplied by NAV at 12/31/89   21.84     21.84           21.84

 Equals Ending redeemable
 Value (ERV) at 12/31/89       1218.70   2273.54         2511.60

Divided by $1,000 equals P      1.2187    2.2735          2.5116

Subtract 1                       .2187    1.2735          1.5116

Expressed as a Percentage
equals Aggregate Total
Return for the Period            21.90    127.35         151.16

ERV Divided by P                1.2187    2.2735         2.5116

Raise to the power of
1/# of years                        1         1/5        1/5.58

Equals                          1.2187     1.1755        1.1793

Subtract 1                       .2187      .1785         .1793

Expressed as a Percentage
equals Average Annual
Total Return for the period      21. 9%      17.9%         17.9%

             THE MANAGEMENT OF MANAGERS GROUP OF FUNDS
                      Equity and Income Funds
              Sample Yield Calculation for the 30-day
                  period ended December 31, 1989.

Capital Appreciation Fund

                    2 * ([a-b)+ 1]6 - 1)
                          c*d

                =   2 * ([(160,763.25 - 20,466.65) + 1]6 - 1
                           2,424,846,048 * 21.84

                =   2 * ([140,256.60   ) + 1]6 -1)
                          52,958,637.69

                =   2 * (1.0026484186 - 1)

                =   .031992184

                =    3.20%

                   MANAGEMENT OF MANAGERS MONEY MARKET FUND
                   Sample Yield Calculations for the 7-day
                   period ended December 31, 1989

12/25  .000233343
12/26  .000230361
12/27  .000236749
12/29  .0002414443
12/29  .000238424
12/30  .000238424
12/31  .000238424

       .001657168 * 365/7 = 8.64%

                      Effective Yield Calculation


                  [(.001657168 + 1) 365/7) - 1 = 9.02%










EXHIBIT 18(1)

                        POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that THE MANAGERS FUNDS, a Massachusetts business trust (the "Trust"), and each of its undersigned officers and trustees, hereby nominates, constitutes and appoints Robert P. Watson, John E. Rosati and Kathleen Wood (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's Registration Statement on Form N-lA under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest, no par value, of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

          IN WITNESS WHEREOF, THE MANAGERS FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals this 26th day of

October, 1992.

                                THE MANAGERS FUNDS
                                By: /s/Robert P. Watson
                                    Robert P. Watson, President

ATTEST:
/s/Kathleen Wood
Kathleen Wood, Secretary

/s/Robert P. Watson           Trustee, Chief Executive Officer
Robert P. Watson              (Principal Executive Officer) and
                              President

/s/John E. Rosati             Treasurer (Principal Financial and
John E. Rosati                Accounting Officer) and Assistant
                              Secretary

/s/Kathleen Wood              Secretary and Assistant Treasurer
Kathleen Wood

/s/William W. Graulty         Trustee
William W. Graulty

/s/Madeline H. McWhinney      Trustee
Madeline H. McWhinney

/s/Thomas R. Schneeweis       Trustee
Thomas R. Schneeweis
                        POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee of THE MANAGERS FUNDS, a Massachusetts business trust (the "Trust"), hereby nominates, constitutes and appoints Robert
P. Watson, John E. Rosati and Kathleen Wood (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's Registration Statement on Form N-lA under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest, no par value, of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned trustee himself might or could do.

          IN WITNESS WHEREOF, the undersigned trustee has hereunto set his hand this 4th day of November, 1992.




                         /s/Steven J. Paggioli
                         Steven J. Paggioli
                         Trustee




                                          The Managers Funds
                                          40 Richards Avenue
                                          Norwalk, CT 06854
                                          (203)857-5321
November 19, 1997

VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549


Re: The Managers Funds Post-Effective Amendment 41 to Registration Statement on Form N-1A
     File Nos. 2-84012; 811-3752


Commissioners:

We are hereby filing Post Effective Amendment No. 41 to The
Managers Funds' (the "Trust") Registration Statement on
Form N-1A (the "Amendment") under the Securities Act of
1933 (the "1933 Act") and the Investment Company Act of
1940.

We have previously filed Post-Effective Amendment No. 40 on
October 16, 1997 ("PEA 40") to add the Managers Emerging
Markets Equity Fund as a new Series. However, at the time of that filing, we had not finalized the new Series' sub-advisory arrangements. Accordingly, we are filing this Amendment pursuant to paragraph (a) of Rule 485 under the 1933 Act to add the information about the sub-advisers and expenses that were left blank in PEA 40. We are also submitting a request for acceleration of this filing to December 29, 1997 (the automatic effective date that would have applied to PEA 40).

Should you have any questions on this filing, please feel free to call the undersigned at (203)857-5321, or Judith L.
Shandling, of Shereff, Friedman, Hoffman and Goodman, LLP at (212)891-9459.

Sincerely,

/s/Donald S. Rumery
Donald S. Rumery
Secretary

cc:  Judith L. Shandling, Esq.